-------------------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05551
                                   ---------

                                 AmSouth Funds
                                 -------------
               (Exact name of registrant as specified in charter)

                     3435 Stelzer Road, Columbus, OH 43219
                     -------------------------------------
               (Address of principal executive offices) (Zip code)

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
     ---------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 614-470-8000
                                                    ------------

Date of fiscal year end: 7/31/05
                         -------

Date of reporting period: 1/31/05
                          -------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 ("Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.


                                                                AMSOUTH FUNDS(R)

                                                              Semi-Annual Report
                                                                January 31, 2005


Not FDIC Insured o No Bank Guarantee o May Lose Value       www.amsouthfunds.com

TABLE OF CONTENTS

Glossary of Terms..............................................................1

Management Discussion of Performance
      Message from the Chairman and Investment Advisor.........................2

Fund Summary
      Value Fund ..............................................................4
      Select Equity Fund ......................................................5
      Enhanced Market Fund ....................................................6
      Large Cap Fund ..........................................................7
      Capital Growth Fund .....................................................8
      Mid Cap Fund ............................................................9
      Small Cap Fund .........................................................10
      International Equity Fund ..............................................11
      Balanced Fund ..........................................................12
      Strategic Portfolios ...................................................13
      Government Income Fund .................................................14
      Limited Term Bond Fund .................................................15
      High Quality Bond Fund .................................................16
      High Quality Municipal Bond Fund .......................................17
      Florida Tax-Exempt Fund ................................................18
      Tennessee Tax-Exempt Fund ..............................................19
      Money Market Funds .....................................................20

Schedule of Portfolio Investments
     Value Fund ..............................................................21
      Select Equity Fund .....................................................22
      Enhanced Market Fund ...................................................22
      Large Cap Fund .........................................................26
      Capital Growth Fund ....................................................27
      Mid Cap Fund ...........................................................28
      Small Cap Fund .........................................................32
      International Equity Fund ..............................................33
      Balanced Fund ..........................................................39
      Strategic Portfolios: Aggressive Growth Portfolio ......................41
      Strategic Portfolios: Growth Portfolio .................................41
      Strategic Portfolios: Growth and Income Portfolio ......................42
      Strategic Portfolios: Moderate Growth and Income Portfolio .............42
      Government Income Fund .................................................43
      Limited Term Bond Fund .................................................44
      High Quality Bond Fund .................................................45
      High Quality Municipal Bond Fund .......................................47
      Florida Tax-Exempt Fund ................................................51
      Tennessee Tax-Exempt Fund ..............................................53
      Prime Money Market Fund ................................................54
      Treasury Reserve Money Market Fund .....................................54
      Tax-Exempt Money Market Fund ...........................................57
      Institutional Prime Obligations Money Market Fund ......................57

Notes to Schedule of Portfolio Investments ...................................58

Statements of Assets and Liabilities .........................................62

Statements of Operations .....................................................66

Statements of Changes in Net Assets ..........................................70

Notes to Financial Statements ................................................74

Financial Highlights .........................................................86

GLOSSARY OF TERMS

Lehman Brothers Government/Credit Bond Index is composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Mortgage Index is a broad-based index that represents the general performance of fixed rate mortgage bonds.

Merrill Lynch 1-12-Year Municipal Bond Index is generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years.

Merrill Lynch 1-5-Year Government/Corporate Bond Index is representative of the total return of short-term government and corporate bonds

Merrill Lynch Corporate/Government Master Index is comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.

Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The companies which comprise this index have high price-to-book ratios and higher forecasted growth values..

S&P 500/BARRA Growth Index is a capitalization-weighted index of stocks in the Standard & Poor's 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P 500/BARRA Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Standard & Poor's 500 Index (S&P 500) is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

Standard & Poor's Mid Cap 400 Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

--------------------------------------------------------------------------------

Lipper Multi-Cap Core Funds Average is comprised of mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.

Lipper Multi-Cap Growth Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above average P/E and P/B ratio and three-year earnings growth figure, compared to that of the U.S. diversified multi-cap equity funds universe average.

Lipper Large Cap Value Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Flexible Portfolio Funds Average is comprised of mutual funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Average and the Fund's performance reflect the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR

Dear Shareholders:

We are pleased to present this report for the six-month period between August 1, 2004 and January 31, 2005. The economy generated strong growth during that period, despite the negative effect of high energy prices. Economic strength helped fuel solid gains in the stock market. Fixed-income investments posted mixed performance: Yields on short-term fixed income securities rose, causing their prices to fall, while yields fell and prices rose on long-term bonds.

The economy shakes off rising oil prices

A number of factors contributed to a shaky economic environment at the beginning of the six-month period. Chief among those factors was the sharp increase in oil prices. Crude oil prices rose above $50 per barrel as an active hurricane season disrupted supplies, growing global economies boosted demand and the threat of terrorism caused commodity traders to bid up prices.

Rising oil prices hampered growth by reducing consumers' disposable income. Meanwhile, a slowing pace of mortgage refinancing removed a key support to consumer spending growth. What's more, the Federal Reserve Board had begun reducing monetary stimulus to the economy in an effort to reduce the likelihood of higher inflation.

Those factors caused the economy's growth rate in late summer to fall back to a historically average rate. Growth remained supported by a strong housing sector, low interest rates and an improving employment environment. Solid business spending also boosted the economy. Many businesses made significant investments during the fourth quarter, in an effort to take advantage of bonus depreciation allowances that expired at the end of 2004.

The economy strengthened late in the period, as a decline in oil prices and an improving job picture led to higher consumer spending. Meanwhile, export-oriented firms received a boost from a declining dollar, which made the companies' products more attractive to foreign buyers. The lower dollar also increased the value of multinational firms' foreign profits. By the end of the period the economy had reached a self-sustaining part of its cycle, in which growth in jobs, income, consumer spending and business spending reinforced each other.

Stocks stumble, then rally

The stock market slumped during the summer. Investors feared the uncertainties brought about by the prospect of terrorism, a close presidential campaign, higher oil prices, a decelerating economy and slower corporate-profit growth. Major indices generally posted solid gains in September, as positive factors such as relatively attractive valuations and a good profit outlook outweighed negatives such as problems in the pharmaceuticals industry. By and large, however, investors sat on the sidelines until a clearer picture of the economy's health emerged and the presidential election was resolved.

Investors began looking past the election during October, and bid up stocks despite rising oil prices, the close presidential campaign and a new investigation into the insurance industry. The quick resolution of the election provided clarity about regulations and taxes, encouraging investors that businesses would increase spending. Meanwhile, oil prices declined. Stocks rallied during November and December, as less political uncertainty and lower oil prices left investors to focus on a solid outlook for the economy and corporate profits.

Stocks declined during January, as investors took profits after the fourth-quarter rally. Investors had a tax incentive to defer capital gains until 2005, so January saw the release of pent-up selling pressure. That phenomenon contributed to stocks' losses, as did a renewed rise in oil prices.

The yield curve flattens

The Federal Reserve Board raised short-term interest rates gradually during the period, in an effort to decrease the amount of monetary stimulus in the economy and head off higher inflation. The Federal Reserve's actions pushed up yields on short-term fixed income securities throughout the six-month period.

Yields on longer-term bonds were somewhat volatile. Investors bought Treasury bonds early in the period, viewing them as shelter from the threat of terrorism. A slowing economy and higher oil prices also encouraged investors to purchase Treasury securities. Higher oil prices slowed the economy more than enough to offset inflationary pressures attributable to the energy sector, ultimately reducing the prospects for rising inflation going forward. That phenomenon made investors more willing to buy long-term bonds. The yield on the 10-year Treasury bond, which had reached 4.87% in mid-June, declined to 4.12% by the end of August.

The yield curve continued flattening during September and October, as the Federal Reserve Board raised short-term rates and high energy prices ate into the economy's momentum. Meanwhile, election rhetoric and violence in Iraq weighed on investor, business and consumer sentiment. The falling value of the U.S. dollar also pushed down long-term yields as foreign central banks attempted to stem the rise in their currencies.

Yields rose across the entire yield curve during November and December, as investors responded to stronger than expected payroll reports and a decline in oil prices. Signs that foreign investors might choose not to finance growth in the trade and budget deficits also contributed to higher yields. January saw further flattening in the yield curve, as a renewed rise in oil prices caused investors to buy long-term bonds in anticipation of slower economic growth going forward.

Corporate bonds outperformed Treasury securities during the period, as investors sought higher yields than those available on government bonds. Lower-quality corporate bonds performed best in that environment. Mortgage-backed securities, which typically fare well in an environment of gradually rising interest rates, also performed well.

Outlook

We believe the economy will continue its solid growth. The outlook for jobs and income growth is bright, consumer and corporate balance sheets are in good shape and low mortgage rates should sustain a high level of housing activity. What's more, the ongoing necessity for productivity growth should boost business capital spending, and the four-year long decline in the dollar should finally reduce the sizable drag from foreign trade. Meanwhile, recovering capacity utilization rates and the solid outlook for business profits should support business spending during 2005. The economy should remain in the self-sustaining part of the business cycle until some unforeseen obstacle to growth emerges.

We anticipate that inflation will remain low. The inability to pass on price increases will keep companies focused on productivity and efficiency gains. Global competitive pressures from countries such as China remain significant deflationary influences. Additionally, the headwinds that the economy faces from persistently high energy costs, ongoing geopolitical concerns and ongoing Federal Reserve interest-rate increases should restrain inflationary pressures.

We believe the Federal Reserve will continue gradually raising interest rates. We feel the Federal Reserve will be reluctant to raise rates dramatically, being concerned with the need to support the economic recovery and thereby lower the probability of future deflationary threats.

We hold a generally upbeat assessment for common stocks during the coming year. We expect the economic expansion to help the companies represented in the S&P 500 grow operating earnings by as much as 8% to 10%. U.S. corporations hold $2.1 trillion in cash on their balance sheets, and they are likely to use that money to pay down debt, boost capital expenditures, increase share repurchases, initiate or increase dividend payouts, boost hiring, or engage in mergers and acquisitions. Such activities should largely benefit stock performance.
We believe that the major threat to the equity markets is the potential for the Federal Reserve to tighten monetary policy too aggressively, the traditional source of bear markets. The Federal Reserve to this point has attempted to "renormalize" the federal funds rate by gradually raising short-term interest rates. We believe the key risk to the momentum of the economy and financial markets is the chance that policymakers will increase interest rates too quickly or too dramatically. We do not think such a scenario is very likely.

We anticipate that the yield on the ten-year Treasury will remain between 4.0% and 4.5% until the Federal Reserve gives a sign that it is going to stop boosting the federal funds rate. At that point, yields on long-term Treasuries may rise--but we do not expect a large rise in long-term bond yields unless an unexpected surge in economic growth or inflation materializes. We continue to believe that investors' hunger for yield and the low inflation environment suggest that bond yields do not have as much upside as they have during past economic expansions.

Thank you for your confidence in the AmSouth Funds. We will continue to provide a diverse selection of carefully managed mutual funds to help you meet your financial goals. We look forward to serving your financial needs during the months and years ahead.


Sincerely,

/s/ J. David Huber

J. David Huber
Chairman
AmSouth Funds


/s/ Joseph T. Keating

Joseph T. Keating
Chairman and Chief Investment Officer
AmSouth Asset Management, Inc.


Investments in the Funds are neither guaranteed by, nor obligations of, AmSouth Bank or any other bank and are not insured by the FDIC or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. This report must be preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
AMSOUTH VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Brian B. Sullivan, CFA
Director, Value Equity Strategies

AmSouth Bank
AmSouth Asset Management, Inc.

Brian Sullivan has been the portfolio manager for the AmSouth Value and AmSouth Balanced Fund since June 2004. Mr. Sullivan has more than 18 years of investment management experience and holds an MBA in finance and a bachelor's degree in economics.

INVESTMENT CONCERNS

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Value Fund uses a 'value investing' approach. Rather than pursue hot stocks that are in high demand, we search for solid companies with good fundamentals that are available at attractive prices. By adhering to this investment approach through entire market cycles, we seek to achieve above average long-term results with less volatility than the overall market."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 11.37% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 10.47% total return for the Fund's benchmark, the S&P 500/BARRA Value Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the period ended January 31, 2005, were 5.27%, 4.36%, 1.77% and 9.18%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. A favorable backdrop, characterized by economic growth, the resolution of the presidential election and a pullback in oil prices, helped stocks rally during the fourth quarter of 2004. Value stocks performed particularly well, boosting this Fund's returns.

Stock selection produced the largest contribution to the Fund's relative performance. Strong performance by particular stocks in the restaurant and retail industries helped the Fund's consumer-discretionary stocks outperform the corresponding sector in the index. The Fund's relative returns also benefited from our strategy in the energy sector whereby we reduced the Fund's energy holdings during the period as prices on energy stocks increased. That strategy boosted performance against the benchmark, as energy stocks declined late in the period in response to falling oil prices.(+)

The Fund held an underweight position in utilities stocks during the period. That stake weighed slightly on relative returns, as utilities stocks led the benchmark. The reverse was true for telecommunications services stocks. We over-weighted that sector, so its relatively weak performance modestly reduced the Fund's return relative to the returns of the benchmark.(+)

(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH SELECT EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor)
   Neil Wright, President and Chief Investment Officer
   Janna Sampson, Director of Portfolio Management
   Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Select Equity Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter hold PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 12 years. They also serve as the portfolio managers for the AmSouth Enhanced Market Fund and the AmSouth Mid Cap Fund.

INVESTMENT CONCERNS

A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with a greater diversification. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' PERSPECTIVE

"Our goal in managing the AmSouth Select Equity Fund is to outperform the S&P 500 Stock Index(1) over a complete market cycle while experiencing less volatility than the broad stock market. We look for 20 to 25 leading companies that have a dominant market position, or a well-known brand name, yet whose stock price is undervalued. To make this 'growth at a reasonable price' strategy work, we use economic theory to determine whether a company is likely to recover its dominant position after a dip. We believe our patient, long-term approach offers excellent defensive protection, which can reduce losses when the market is weak."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 8.94% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower), compared to a 8.15% total return for its benchmark, the S&P 500 Stock Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (9/1/98) average annual total returns for the period ended January 31, 2005, were 2.92%, 1.41%, 8.79% and 6.94%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Large-cap stocks generated gains during most of the period, which included a strong rally during November and December. That environment helped the Fund and its benchmark produce positive returns.

This Fund's sub-advisor, OakBrook Investments, invests in select shares of industry-leading companies with steady and predictable earnings growth. We believe the Fund's managers positioned the portfolio to benefit from an economic recovery, while avoiding exposure to stocks that were likely to be hurt by rising interest rates.

That strategy helped the Fund stay even with the market during the first five months of the period, as short-term interest rates increased and a cyclical pick-up did occur. A decline in long-term interest rates offset some of the benefits of the managers' strategy, however. What's more, rising commodity prices had a negative impact on the Fund's holdings. Shares of the industry-leading firms in which this Fund invests tend to be consumers of commodities, rather than producers of them, and therefore suffer from rising commodity prices.(+)

The market experienced a sell-off in January. This Fund's holdings fared better than the benchmark in that environment, and generated most of the Fund's relative gains for the six-month period. This may reflect the fact that investors during January prized the earnings stability and predictability that this Fund emphasizes.(+)


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

The AmSouth Select Equity Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

--------------------------------------------------------------------------------
AMSOUTH ENHANCED MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):
   Neil Wright, President and Chief Investment Officer
   Janna Sampson, Director of Portfolio Management
   Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Enhanced Market Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 12 years. In addition to the Enhanced Market Fund, they also serve as portfolio managers of the AmSouth Select Equity Fund and the AmSouth Mid Cap Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' PERSPECTIVE

"Our stock selection strategy is for the AmSouth Enhanced Market Fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P 500 Stock Index.(1) We try to be 100% invested and do not try to time the market. Through the use of a sophisticated computer model, we attempt to identify and invest in 350 to 400 stocks within the S&P 500 that are starting to experience a widening range of investor expectations. We look to overweight those stocks that we believe may outperform the overall market."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 8.07% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). The Fund's benchmark, the S&P 500 Stock Index1, returned 8.15%.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (9/1/98) average annual total returns for the period ended January 31, 2005, were 2.15%, -0.20%, -3.52% and 3.42%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Large-cap stocks produced positive returns during most of the period, including strong gains during the fourth quarter of 2004. That environment helped the Fund and its benchmark generate positive returns.

This Fund's sub-advisor, OakBrook Investments, emphasizes or de-emphasizes the stocks in the index based on a quantitative model that monitors investor expectations for each stock. That approach enhanced the Fund's relative returns during the period. Stock selection boosted returns against the benchmark, particularly in the consumer discretionary and financial sectors. Sector allocation also boosted relative returns slightly. The Fund benefited from an overweight position in energy stocks and underweight stakes in telecommunications and consumer discretionary shares.(+)

The Fund held a modest cash position throughout the period, to manage shareholder redemptions and capture developing investment opportunities. That cash stake weighed on returns versus the benchmark, as did trading costs and fees. Those factors caused the Fund to lag its benchmark by a small margin.(+)


(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

(1) See Glossary of Terms for additional information.

The AmSouth Enhanced Market Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services

--------------------------------------------------------------------------------
AMSOUTH LARGE CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Ronald E. Lindquist
Co-Director, Growth Equity Strategy

AmSouth Bank
AmSouth Asset Management, Inc.

Ron Lindquist has more than 35 years of focused investment management experience. He has served as portfolio manager of AmSouth's Large Cap Fund since its inception and also serves as co-director of growth equity strategies for AmSouth Asset Management, Inc. A founding member of the Financial Analysts Society of South Florida, Mr. Lindquist holds a master's degree in management science from Florida International University and a bachelor's degree in finance from Florida State University.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Large Cap Fund is managed in a traditional large-cap growth style. Our goal is to outperform the S&P 500 Stock Index(1) over multiple market cycles. We look for industry leaders that have shown the potential to generate relatively predictable, above-average 3- to 5-year earnings streams. We typically purchase stocks of large, high-quality companies with superior earnings per share growth rates and correspondingly appropriate price/earnings ratios(2). We consider sales when a stock's relative price/earnings ratio is well in excess of historical, similar-market norms or when a significant and ongoing earnings stream deterioration is forecast."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 5.33% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 8.15% total return for the Fund's benchmark, the S&P 500 Stock Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted. With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the period ended January 31, 2005, were -0.48%, -5.88%, -3.62% and 10.70%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

A. The equity market posted solid gains during the six-month period through January, boosting the returns of the Fund and giving an even stronger lift to the broad-market S&P 500.

The Fund has long emphasized large and high-quality growth stocks. That philosophy muted its performance relative to its benchmark. The disparity between the Fund's market-capitalization size, and that of its target, weighed heavily on comparative returns during this period, as smaller and sometimes riskier stocks significantly outperformed larger-company shares.(+)

Moreover, our Fund's traditional, long-term and rigorously focused growth style approach typically leads it to hold larger stakes than its benchmark in both the health care and the technology sectors. The recent powerful performance of energy stocks undermined the Fund's relative returns. Our stock selection in the industrials and, to some extent, the health care sectors also hurt our Fund's relative performance.(+)

Our consumer discretionary and consumer staples allocations provided a modest lift against all of the comparative indices. Conversely, our significantly underweight position in the dramatically outperforming utilities sector hurt relative performance. Our long-established practice of eschewing the sector caused the Fund to lose some ground.(+)

We believe our Fund is well-positioned to compete successfully when large-cap growth stocks resume market leadership. Until then, we will continue to execute in the focused, traditional-growth style that historically has provided our Fund's above-average long term returns.(+)


(1) See Glossary of Terms for additional information.

(2) Price to Earnings Ratio is a valuation ratio of a company's current share price to its per-share earnings. A high P/E could mean high projected earnings in the future

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

John Mark McKenzie
Co-Director, Growth Equity Strategy

AmSouth Asset Management, Inc.

John Mark McKenzie has been an investment manager since 1981. His experience includes both equity portfolio and fixed income portfolio management. He has managed a number of AmSouth Mutual Funds and was named portfolio manager of the AmSouth Capital Growth Fund in 2004. In addition, he serves as Co-Director of Growth Equity Strategy for AmSouth Asset Management, Inc. Mr. McKenzie holds a bachelor's degree in banking and finance from the University of Mississippi, and earned his law degree from the University of Mississippi School of Law. He is a member of the Mississippi Society of Financial Analysts and the Mississippi State Bar Association.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PERSPECTIVE

"As a growth-oriented fund, the Capital Growth Fund focuses on industry leaders with high earnings per share. We generally look for annual earnings growth of 15% or higher. After identifying strong themes, such as technology or health care, we select companies that have financial strength, good return on equity, reasonable debt-to-equity ratios and strong revenue growth. We apply sell discipline through price targets and downside alerts."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 6.03% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 5.80% total return for the Fund's benchmark, the S&P 500/BARRA Growth Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted. With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the period ended January 31, 2005, were 0.19%, -5.49%, -6.16% and 8.66%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. The stock market posted solid gains during the period, helping the returns of the Fund and its benchmark. Value stocks led the market, however, creating a headwind for this growth-oriented Fund.

Stock selection provided the largest benefit to the Fund's performance relative to its benchmark. On the whole, the stocks in the Fund's portfolio showed increases in sales and earnings growth and in returns on assets and returns on equity. Those improvements helped the Fund's performance compared to its index. In particular, the Fund's holdings in the health care and consumer discretionary sectors significantly outperformed those sectors in the index. Individual selections in the consumer staples sector did drag somewhat on relative returns.(+)

We increased the Fund's stake in mid-capitalization shares during the period. That change boosted returns against the benchmark, as smaller stocks generally outperformed larger stocks. We also increased the Fund's emphasis on stocks with relatively high growth rates and capital gains potential. That strategy reduced the Fund's exposure to dividend-paying stocks, causing a decrease in yield payouts to the Fund. That said, the more-aggressive strategy helped the Fund out-gain its benchmark in a rising market.(+)

This Fund emphasizes long-term earnings growth. As a result we did not increase the Fund's weightings in the energy or basic materials sectors, since those sectors showed little long-term earnings growth potential.


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH MID CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):
   Neil Wright, President and Chief Investment Officer
   Janna Sampson, Director of Portfolio Management
   Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Mid Cap Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 12 years. The team also manages the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' PERSPECTIVE

"Our stock selection strategy for the AmSouth Mid Cap Fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P Mid Cap 400 Stock Index(1). We try to be 100% invested and do not try to time the market. Through the use of a sophisticated computer model, we attempt to identify and invest in 320 to 380 stocks within the S&P Mid Cap 400 that are starting to experience a widening range of investor expectations. We look to overweight those stocks that we believe may outperform the overall market."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 12.31% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 12.24% total return for the Fund's benchmark, the S&P MidCap 400 Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (5/4/99) average annual total returns for the periods ended January 31, 2005, were 6.16%, 4.63%, -5.43% and 4.74%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

A. Mid-cap stocks posted strong returns during the period. Medium-sized stocks lost ground during August, but surged from September through December before slipping back in January. That environment helped the Fund and its benchmark generate strong gains.

This Fund's sub-advisor, OakBrook Investments, over- or under-weights the stocks in its benchmark based on a quantitative model that monitors investor expectations surrounding each stock. That methodology boosted relative returns during the period. Stock selection added to relative gains, as the Fund's holdings in the information technology, consumer discretionary and industrials sectors outperformed the respective sectors in the benchmark.(+)

Those positive factors were partly offset by the Fund's sector weightings--in particular an overweight position in energy stocks during the last three months of the period. Mid-cap energy stocks performed well during the first two months of the recent period, but subsequently retrenched as energy prices declined.(+)


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

The AmSouth Mid Cap Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

--------------------------------------------------------------------------------
AMSOUTH SMALL CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Sawgrass Asset Management, LLC (sub-advisor):
Dean McQuiddy, CFA
Principal and Director of Equity Investments

Dean McQuiddy serves as portfolio manager for the AmSouth Small Cap Fund. He has nearly 20 years of experience in investment management and holds a BS in finance. He created and managed the small-cap growth product at Barnett Capital Advisors for 11 years.

INVESTMENT CONCERNS

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PERSPECTIVE

"For the AmSouth Small Cap Fund, we use a disciplined investment process to identify 60 to 80 fundamentally attractive small companies that share certain attributes: above-market sales and earnings growth, increasing estimates of future earnings and reasonable valuations. We aim to buy these companies in the early stages of their growth--before their stocks get overvalued in the marketplace."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 12.53% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 13.48% total return for the Fund's benchmark, the Russell 2000(R) Growth Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (3/3/98) average annual total returns for the periods ended January 31, 2005, were 6.39%, 4.09%, -2.43% and -0.54%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

A. Small stocks rallied, helping the Fund and its benchmark post solid gains. Growth shares lagged value stocks, creating a headwind for this growth-oriented portfolio.

This Fund's sub-advisor, Sawgrass Asset Management, held a significantly underweight position in health care stocks: The Fund held an average of 13.5% of its assets in the health care sector, compared to an average of 21.5% for the benchmark. That comparatively small stake boosted performance against the index, as health care stocks lagged the market. Stock selection in the health care sector also had a modestly beneficial effect on relative returns.(+)

The managers also under-weighted the technology sector, with an average allocation of 22%, versus an average allocation of 27% for the benchmark. Technology stocks trailed the market, so the Fund's smaller stake increased relative gains. Stock selection in this sector also boosted returns against the index. Selection among consumer discretionary stocks helped the Fund's relative performance as well.(+)

Stock selection hurt relative returns in the basic materials sector, as the Fund did not fully participate in a strong rally by shares of steel and aluminum producers. The Fund held an overweight stake in energy stocks. That sector generally posted strong performance, but the Fund's energy holdings did not keep pace with those in the index. As a result, the Fund's holdings in that sector weighed on the portfolio's relative performance.(+)

Similarly, the Fund's overweight position in industrial stocks included some individual holdings that did not perform as well as the sector, which taken as a whole posted relatively strong gains. As a result, the Fund's allocation to industrial stocks hurt the portfolio's returns against the index.(+)


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

The AmSouth Small Cap Fund is subadvised by Sawgrass Asset Management, LLC, which is paid a fee for its services.

--------------------------------------------------------------------------------
AMSOUTH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
Dimensional Fund Advisors Inc. (sub-advisor)

Dimensional Fund Advisors Inc. employs a team approach in subadvising the International Equity Fund. The Investment Committee sets policy and procedures, and portfolio managers make daily decisions regarding the Fund. Karen Umland, VP and portfolio manager, heads the international group. Portfolio managers on the international team are located in Los Angeles, London and Sydney.

INVESTMENT CONCERNS

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth International Equity Fund is designed to provide diversified exposure to the international large cap value asset class. The portfolio invest in large cap stocks with high book values relative to price (value stocks). The "value" parameter is determined on a country by country basis. Currently, the Fund systematically invest in a broadly diversified portfolio of large "value" stocks in 21 developed-market countries."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 20.47% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 16.68% total return for the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia and Far East) Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (8/18/97) average annual total returns for the periods ended January 31, 2005, were 13.81%, 14.95%, 2.05% and 4.43%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Developed international stock markets generated strong returns during the period, helping the Fund and the benchmark produce solid gains. The dollar weakened compared to most foreign currencies. The Fund does not hedge its exposure to foreign currencies, so dollar weakness increased the Fund's returns. Strong performance among value and small-cap stocks also boosted the Fund's absolute performance.(+)

The Fund's sub-advisor, Dimensional Fund Advisors, employs a strict value methodology to construct a portfolio that is broadly diversified across geographical regions. The managers rank the stocks in each of the 21 developed markets represented in the index primarily using book value-to-market capitalization, and invest in approximately the top 30% of stocks, by number, in each country.(+)

That approach helped the Fund outperform its benchmark, since value stocks led global stock markets during the period. The Fund's value discipline also typically leads it to hold shares with smaller average market capitalizations than the average stocks that comprise the Fund's benchmark. That dynamic also boosted relative returns, as smaller shares outperformed larger stocks for the six-month period.(+)


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

The AmSouth International Equity Fund is subadvised by Dimensional Fund Advisor Inc, which is paid a fee for its services.

--------------------------------------------------------------------------------
AMSOUTH BALANCED FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
Brian B. Sullivan, CFA
Director, Value Equity Strategies

John P. Boston, CFA
Chief Fixed Income Officer
AmSouth Bank
AmSouth Asset Investment Management, Inc.

Brian Sullivan has been the portfolio manager for the AmSouth Value and AmSouth Balanced Fund since June 2004. Mr. Sullivan has more than 18 years of investment management experience and holds an MBA in finance and a bachelor's degree in economics.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Balanced Fund is a diversified fund that offers investors a simple and easy way to balance their investments between stocks and bonds. Within the equity component, our diversified equity strategy invests in a broad array of high quality stocks to provide long term growth. The fixed income component contains a mix of investment grade bonds to generate income. We assess market opportunities between the two asset classes and allocate assets in the Fund to potentially achieve high risk-adjusted returns."

--------------------------------------------------------------------------------

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 6.26% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). The Fund's benchmarks, the S&P 500 Stock Index1 and the Lehman Brothers Government/Credit Bond Index(1), returned 8.15% and 4.02%, respectively.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

The Fund held an average of approximately 60% of its assets in stocks and roughly 40% of its assets in bonds. Stocks significantly outperformed bonds during the period, so the Fund's emphasis on stocks helped boost returns.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were 0.44%, -1.15%, 5.15% and 8.72%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Stocks posted solid returns during the period, particularly during the fourth calendar quarter of 2004. That trend boosted the returns of the Fund's equity allocation. Yields on long-term bonds declined, while yields on short-term bonds rose. The Fund's fixed-income portion generated modest gains in that environment.(+)

We maintained a higher-than-neutral stock allocation throughout the period. The Fund held 60% of its assets in stocks, compared to its neutral position of 50%. The emphasis on equities boosted the Fund's returns relative to its neutral weightings, as stocks significantly outperformed bonds.(+)

Stock selection helped the Fund's equity allocation outperform the S&P 500. Selection in the health care sector was especially beneficial: The Fund's health care stake out-gained the health care stocks in the S&P 500 by approximately eight percentage points, largely because we avoided or under-weighted several stocks that suffered very poor returns. The Fund's superior performance in the health care sector made a significant impact on relative performance, because health care stocks comprise a sizable portion of the index and this Fund. Stock selection in the technology sector weighed on the equity allocation's returns against the stock benchmark, largely due to weak returns among certain hardware and networking stocks in the Fund's portfolio.(+)

The Fund's bond allocation lagged its benchmark for the period. We maintained a short average duration relative to the fixed-income index, to protect against rising interest rates. That strategy left the Fund underexposed to long-term bonds, which saw their yields decline and their prices rise. We increased the Fund's average duration late in the period.(+)

The bond allocation's returns relative to the fixed-income benchmark benefited from an emphasis on corporate bonds, which outperformed government credit. The Fund's high-quality focus prevented it from benefiting from even stronger performance among lower-quality issues, however.(+)


(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

(1) See Glossary of Terms for additional information.

--------------------------------------------------------------------------------
AMSOUTH STRATEGIC PORTFOLIOS
--------------------------------------------------------------------------------

Aggressive Growth
Growth
Growth and Income
Moderate Growth and Income

The AmSouth Strategic Portfolios are managed by a team of AmSouth investment managers, including both equity and fixed income specialists. The team has more than 40 years of combined investment management experience.

INVESTMENT CONCERNS

The Funds invest in underlying funds, so the investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Funds invests.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' PERSPECTIVE

"The Portfolios seek to provide investors with the potential to achieve a variety of long- and short-term goals, commensurate with investors' specific time horizons and tolerance for risk. Each of the four Strategic Portfolios invests in a combination of underlying mutual funds from the AmSouth fund family. Based on each Portfolio's asset-allocation target, the managers periodically rebalance stock, bond and money market holdings--based on analysis of economic and market trends."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Funds perform during the period?

A. During the six-month period ended January 31, 2005, the Funds' total returns, benchmark returns and other comparative returns were as follows:

AmSouth Aggressive Growth Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 9.87%
S&P 500 Stock Index1: 8.15%
Lipper Multi-Cap Core Funds Average(1): 9.47%

AmSouth Growth Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 7.91%
S&P 500 Stock Index1: 8.15%
Lipper Multi-Cap Growth Funds Average(1): 10.47%

AmSouth Growth and Income Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 6.73%
S&P 500 Stock Index1: 8.15%
Merrill Lynch Government/Corporate Master Index(1): 3.98%
Lipper Large Cap Value Funds Average(1): 8.99%

AmSouth Moderate Growth and Income Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 6.03%
S&P 500 Stock Index1: 8.15%
Merrill Lynch Government/Corporate Master Index(1): 3.98%
Lipper Flexible Portfolio Funds Average(1): 7.54%

With the maximum sales charge of 5.50% and recurring fees, the six-month, 1 Year, 5 Year and Since Inceptions average annual total returns for the Class A Shares for the periods ended January 31, 2005 were 3.87%, 1.11%, -0.53% and 1.60%, respectively, for the Aggressive Growth Portfolio; 2.00%, 0.06%, 0.73% and 1.61%, respectively, for the Growth Portfolio; 0.88%, -0.81%, 2.21% and 2.44%, respectively, for the Growth and Income Portfolio; and 0.22%, -1.28%, 2.95% and 2.83%, respectively, for the Moderate Growth and Income Portfolio. The returns quoted assume reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Portfolios' performance?

A. The stock market staged a strong rally during the fourth quarter of 2004, helping the Strategic Portfolios generate gains for the six-month period. The Portfolios' returns benefited from their broad diversification in the stock market, including funds that invest in various styles and market-cap sizes as well as international shares.

Above-neutral allocations to stocks throughout the period boosted the Portfolios' returns. The Aggressive Growth Portfolio held 99% of its assets in stock during the period, compared to its neutral allocation of 85%. The Growth, Growth and Income and Moderate Growth and Income Portfolios all held equity allocations ten percentage points higher than their neutral positions.(+)

The diversification of the Portfolios' equity holdings helped those equity stakes outperform the broad market, as measured by the Standard & Poor's 500 Index. In particular, the Portfolios benefited from their allocations to small and medium-sized stocks, value shares and international equities, all of which generated strong gains during the six-month period.

The bond funds in which the Portfolios invested lagged their benchmarks, weighing down relative returns.


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
John P. Boston, CFA
Chief Fixed Income Officer

Michael T. Lytle, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

Michael Lytle co-manages the AmSouth Government Income Fund. He joined the AmSouth Asset management Division in 1999 after completing AmSouth Bank's Management Associate Program. He earned his B.S. in Interdisciplinary Studies from Berry College and holds the Chartered Financial Analyst designation.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Government Income Fund is more suitable for investors who seek income but also demand the safety of U.S. government securities. Although we atttempt to consistently generate a high level of income, investors should be aware that yields and principal values vary and that the Fund is not guaranteed by the U.S. government."

--------------------------------------------------------------------------------

INVESTMENT CONCERNS

U.S. Government guarantees apply only to certain underlying securities of the Fund's portfolio and not the Fund's shares. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.00% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 3.53% total return for the Fund's benchmark, the Lehman Brothers Mortgage Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted. With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -2.07%, -1.99%, 5.21% and 5.91%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com. (1)See Glossary of Terms for additional information.

Q. What factors affected the Fund's performance during the period?

This Fund invests primarily in mortgage-backed securities. Such issues fared well during the period, as investors prized their relatively high yields and the protection they offered against rising interest rates. That environment helped the Fund and its benchmark post positive returns.

The Fund began the period with 50% of its assets in mortgage-backed securities, 40% in agency issues and 10% in Treasuries. We maintained those allocations through December. In January we significantly increased the Fund's weighting in mortgage-backed securities, to 82% of the Fund's assets, in order to take advantage of the attractive yields and outlook those bonds offered. This Fund's benchmark is comprised entirely of mortgage-backed securities, so the Fund's smaller weighting dragged on relative returns as those bonds performed well. That dynamic was the primary reason that the Fund lagged its benchmark.(+)

The Fund held an average duration that was modestly shorter than the benchmark throughout the period, to help protect against rising interest rates. That strategy had a slightly negative impact on returns against the benchmark, as bonds with longer durations generally performed best.(+)


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH LIMITED TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

John P. Boston, CFA
Chief Fixed Income Officer

Scott Flurry, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

Scott Flurry co-manages the AmSouth Limited Term Bond Fund. Mr. Flurry joined AmSouth Asset Management in 2003. Prior to joining AmSouth, Mr. Flurry managed equity and fixed income portfolios at a large, regional bank since 1993. Mr. Flurry earned his B.S. in Finance from the University of Alabama and holds the Chartered Financial Analyst designation.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Limited Term Bond Fund was designed to fill the gap between money market funds and long-term bond funds. For investors looking for a diversified bond fund, this Fund represents the first step out on the 'risk/return' spectrum from the money market arena."

--------------------------------------------------------------------------------

INVESTMENT CONCERNS

Short- or intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 0.55% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 1.22% total return for the Fund's benchmark, the Merrill Lynch 1-5-Year Government/Corporate Bond Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 2.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -3.51%, -3.57%, 4.19% and 5.06%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com (1)See Glossary of Terms for additional information.

Q. What factors affected the Fund's performance?

The Fund held a shorter average duration than the benchmark throughout the period, in order to protect against the risk of rising interest rates. That strategy hurt relative performance during the first three months, as short-term yields declined. The Fund's relatively short average duration then helped returns against the benchmark when yields rose during the second half of the recent period. The Fund sacrificed some yield to pursue its low-duration strategy, particularly early in the period when the yield curve was steeper, with higher yields on longer-term issues.(+)

The Fund was overweight corporate bonds during the entire period, which helped relative returns significantly. One- to five-year corporate bonds returned 43 basis points (0.43%) more than the index for the period as a whole. The beneficial effect of the Fund's overweight position in corporate bonds was tempered somewhat by the overall superior credit quality of the Fund, as lower rated corporate bonds were by far the best performers.(+)

We further increased the Fund's overweight position in corporate bonds during the period. The Fund held 53% of its assets in corporate issues as of August 1, 2004, compared to 60% by the end of the period.(+)

(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH HIGH QUALITY BOND FUND (formerly the AMSOUTH BOND FUND)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER
John P. Boston, CFA
Chief Fixed Income Officer

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth High Quality Bond Fund seeks to take advantage of changes in interest rates to pursue strong returns. We buy longer bonds when interest rates are high and expected to fall, and shorter bonds when interest rates are low and expected to rise. The change in the average maturity or duration is one of the most powerful determinants of return. Through the active use of high-quality investments, we strive to obtain excellent returns."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.94% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 4.02% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -1.16%, -1.30%, 6.31% and 6.54%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Yields on short-term bonds rose during the period, while yields on longer-term bonds declined. The decline in long-term bond yields helped the Fund produce positive returns. The Fund benefited from its position in corporate issues, which outperformed Treasury bonds.(+)

The Fund held an average duration shorter than that of the benchmark throughout the period. We established and maintained that position to protect against a rise in interest rates. That strategy left the Fund underexposed to long-term bonds, so the relative strength of those securities weighed on returns versus the benchmark.(+)

We lengthened the Fund's duration late in the period to benefit from any further flattening of the yield curve--that is, any further decline in long-term rates relative to short-term rates. That strategy boosted the Fund's relative returns during January. The Fund began the recent six-month period with an average duration of 4.61 years, and ended the period with an average duration of 5.05 years.(+)

The Fund held an overweight position in corporate bonds throughout the period. That helped relative returns, as corporate bonds significantly outperformed government-issued securities. The Fund's high-quality focus prevented it from benefiting from even stronger performance among lower-quality corporate bonds, which resulted in the Fund lagging its benchmark.(+)


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND (formerly the AMSOUTH MUNICIPAL BOND
FUND)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas manages the AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund. Ms. Thomas joined the Asset Management Division in 1983 after working in Corporate Finance since 1973. Prior to moving to the Fixed Income team, she held positions as an equity analyst and a portfolio manager. She earned a B.A. in Economics from Stanford University and her MBA from the University of Alabama. She is a member of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PERSPECTIVE

"With the AmSouth High Quality Municipal Bond Fund, we concentrate on high-quality municipal bonds--those in the top three rating classes, or of comparable quality. As with other AmSouth bond funds, we strive to achieve strong returns by taking advantage of anticipated changes in interest rates."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.01% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower) during the period. In comparison, the Fund's benchmark the Merrill Lynch 1-12-Year Municipal Bond Index1 returned 3.46%.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -2.10%, -2.59%, 4.57% and 4.49%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund during the period?

A. Yields on long-term municipal bonds declined, while yields on short-term municipal bonds rose. Yields on the four- to five-year securities which we overweighted declined only slightly, so capital appreciation contributed relatively little to Fund gains. Instead, bond yields generated most of the Fund's positive returns.(+)

The Fund held a shorter average duration than that of the benchmark throughout the period, in order to protect against rising interest rates. That approach weighed on relative returns, since it prevented the Fund from holding many of the longer-term issues that performed the best. We lengthened the Fund's average duration late in the period in order to obtain additional yield for shareholders. The Fund held an average duration of 3.91 years as of August 1, 2004, and ended the period on January 31, 2005 with an average duration of 4.80 years.(+)

The Fund held bonds with very high credit quality, in keeping with its high-quality mandate. That had a mildly negative effect on returns against the benchmark, as lower-quality bonds led the market.(+)


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas manages the AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund. Ms. Thomas joined the Asset Management Division in 1983 after working in Corporate Finance since 1973. Prior to moving to the Fixed Income team, she held positions as an equity analyst and a portfolio manager. She earned a B.A. in Economics from Stanford University and her MBA from the University of Alabama. She is a member of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.


--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Florida Tax-Exempt Fund has a portfolio of high-quality issues in a fast-growing state with a strong economic base. Interest on the bonds is exempt from both Federal income tax and the Florida intangibles tax. This portfolio is managed to potentially benefit from anticipated interest rate moves."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.29% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 3.46% return for the Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -1.78%, -2.39%, 4.44% and 4.50%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. The market for Florida municipal debt was similar to the national municipal market: Yields on long-term municipal bonds fell, while yields on short-term issues rose. This Fund over-weighted securities with durations of between four and five years. Yields on those issues declined only slightly, so capital appreciation was not a major factor in producing Fund returns.(+)

We maintained a shorter average duration than that of the Fund's benchmark throughout the period, to protect against the potential for rising interest rates. That strategy prevented the Fund from holding many of the longer-term issues that performed the best during the period, hurting the Fund's returns relative to the index. We lengthened the Fund's average duration late in the period in order to capture additional yield. The Fund's holdings had an average duration of 3.86 years as of August 1, 2004, and an average duration of 4.63 years as of January 31, 2005.(+)

The Fund invests in bonds with high credit quality. Lower-quality bonds led the market, so this Fund's high-quality mandate weighed slightly on relative returns.(+)


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH TENNESSEE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas manages the AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund. Ms. Thomas joined the Asset Management Division in 1983 after working in Corporate Finance since 1973. Prior to moving to the Fixed Income team, she held positions as an equity analyst and a portfolio manager. She earned a B.A. in Economics from Stanford University and her MBA from the University of Alabama. She is a member of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Tennessee Tax-Exempt Fund generates income that is exempt from both Federal and the state of Tennessee income tax. The Fund only invests in securities in the top three rating classes, or of comparable quality. As with the other AmSouth bond funds, we strive to enhance long-term performance by capitalizing on expected changes in interest rates."

--------------------------------------------------------------------------------

-----------------------------
Q&A
-----------------------------

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 1.59% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). The Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index1, returned 3.46%.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted. With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -2.50%, -3.10%, 4.09% and 3.96%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

A. Tennessee municipal bonds generally performed in line with other states' municipal bonds during this period, as yields fell on the long end of the yield curve and rose on the short end. The Fund over-weighted securities with durations between four and five years. Yields in that section of the curve declined only modestly, so the yields produced by the Fund's portfolio were a major factor in generating returns.(+)

We maintained a relatively short average duration throughout the period, to protect shareholders' capital in case interest rates increased. The Fund held few of the long-term issues that led the market, so the strategy dragged on relative returns for the period as a whole. We lengthened the Fund's average duration late in the period in order to capture additional yield. The Fund's portfolio held securities with an average duration of 3.75 years as of August 1, 2004, and an average duration of 4.39 years as of January 31, 2005.(+)

This Fund's mandate calls for it to maintain a portfolio with high credit quality. High-quality bonds lagged lower-quality issues during this period, so the Fund's emphasis on high-quality securities dragged modestly on relative returns.(+)


(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH MONEY MARKET FUNDS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Christine Taylor
Fund Manager

Kristie K. Jones
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.


Ms. Taylor manages the taxable AmSouth Money Market mutual funds. She joined the AmSouth Asset Management Division in 2002 after completing AmSouth Bank's Management Associate Program. Prior to moving to the Fixed Income team, she was a portfolio manager managing personal portfolios at AmSouth. She earned a B.S. in Finance from the University of South Alabama. Ms. Taylor holds a Series 65 license and is a Level II candidate for the Chartered Financial Analyst designation.

Ms. Jones manages the AmSouth Tax-Exempt Money Market Fund. Prior to moving to the Fixed Income team, she was a portfolio manager managing personal portfolios at AmSouth. She earned her B.S. in Finance with a concentration in Real Estate from the University of Alabama. She holds her Series 7 and Series 65 licenses. Ms. Jones is currently a candidate for Level II of the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

Investments in the Prime, the Treasury Reserve, the Tax-Exempt, and the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The AmSouth Tax Exempt Money Market Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

-----------------------------
Q&A
-----------------------------

Q. What factors affected the Funds' performance during the six-month period ended January 31, 2005?

A. The Federal Reserve Board raised its target short-term interest rate four times, for a total increase of one percentage point. Those increases pushed up yields on short-term debt. Rising short-term yields allowed the Funds to capture additional yield for shareholders as the period progressed.

The Funds' investments had average maturities shorter than those of their benchmarks throughout the period. That strategy provided the flexibility to invest in higher-yielding securities as rates rose, while protecting shareholders' capital. The Funds' relatively short average maturities boosted performance against their benchmarks.(+)

These Funds, except for the Tax-Exempt Money Market Fund, focus on high-quality fixed- and variable-rate securities. A limited supply of high-quality commercial paper prevented the Funds from adding multiple new commercial paper names to the portfolios. The Funds found opportunities in overnight repurchase agreements, which adjust their yields on a day-to-day basis and therefore reflected changes in Federal Reserve policy. The Tax-Exempt Money Market Fund emphasized variable-rate securities, which benefited from the rising-rate environment.(+)

o As of January 31, 2005, the Prime Obligations Fund's average maturity was 28 days, compared with 28 days on July 31, 2004 and 59 days on January 31, 2004.(+)

o As of January 31, 2005, the Tax-Exempt Fund's average maturity was 20 days, compared with 19 days on July 31, 2004 and 35 days on January 31, 2004.(+)

o As of January 31, 2005, the Treasury Reserve Fund's average maturity was 19 days, compared with 22 days on July 31, 2004 and 45 days on January 31, 2004.(+)

o As of January 31, 2005, the Institutional Prime Obligations Fund's average maturity was 27 days, compared with 29 days on July 31, 2004 and 64 days on January 31, 2004.(+)

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

                                        ----------------------------------------
                                                                      VALUE FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                      Shares          Value
                                                    ----------      --------
COMMON STOCKS (98.6%)
ACE Ltd. .....................................         268,000      $ 11,631
AFLAC, Inc. ..................................         130,000         5,136
Alcoa, Inc. ..................................         380,000        11,214
American Electric Power Co., Inc. ............         155,000         5,464
American International Group, Inc. ...........         170,000        11,269
Bank of America Corp. ........................         330,000        15,302
BellSouth Corp. ..............................         420,000        11,021
Bristol-Myers Squibb Co. .....................         268,000         6,282
Caremark Rx, Inc. (a) ........................          80,000         3,128
Caterpillar, Inc. ............................         110,000         9,801
ChevronTexaco Corp. ..........................         204,800        11,141
Chubb Corp. ..................................          56,800         4,230
CIT Group, Inc. ..............................         130,000         5,248
Citigroup, Inc. ..............................         370,000        18,149
ConocoPhillips ...............................         134,000        12,434
Constellation Energy Group ...................          60,000         3,000
Costco Wholesale Corp. .......................         184,000         8,698
Darden Restaurants, Inc. .....................         260,000         7,686
Dominion Resources, Inc. # ...................          85,300         5,918
Dow Chemical Co. .............................         118,900         5,909
Eastman Chemical Co. .........................         200,000        10,830
EMC Corp. (a) ................................         660,000         8,646
Entergy Corp. ................................          45,100         3,135
Exxon Mobil Corp. ............................         100,000         5,160
Freddie Mac ..................................          93,500         6,105
Genuine Parts Co. ............................         170,000         7,196
Golden West Financial Corp. ..................          40,000         2,585
Goldman Sachs Group, Inc. ....................          40,800         4,400
Halliburton Co. ..............................         170,000         6,992
Health Management Associates, Inc.,
  Class A # ..................................         470,000        10,377
Hewlett-Packard Co. ..........................         820,000        16,063
Home Depot, Inc. .............................         191,500         7,901
Honeywell International, Inc. ................         150,118         5,401
IBM Corp. ....................................          62,135         5,805
Ingersoll-Rand Co., Class A ..................          98,800         7,349
J.P. Morgan Chase & Co. ......................         270,000        10,079
Kohl's Corp. (a) .............................         110,000         5,171
Lincoln National Corp. .......................         233,300        10,764
Lockheed Martin Corp. ........................         185,000        10,694
Merrill Lynch & Co., Inc. ....................          90,000         5,406
MetLife, Inc. ................................          90,000         3,578
Noble Corp. (a) ..............................          20,000         1,067
Nokia Corp. -- ADR ...........................         271,700         4,152
Office Depot, Inc. (a) .......................         600,000        10,374
Pfizer, Inc. .................................         210,000         5,074
Pier 1 Imports, Inc. .........................         340,000         6,021
Prudential Financial, Inc. ...................         169,600         9,143
Raytheon Co. .................................         209,800         7,847
SBC Communications, Inc. .....................         448,000        10,644
Sprint Corp. # ...............................         450,000        10,724
St. Paul Travelers Cos., Inc. # ..............         463,100        17,385
SunTrust Banks, Inc. .........................          56,200         4,048
Texas Instruments, Inc. ......................         113,300         2,630
Time Warner, Inc. (a) ........................         210,000         3,780
Tyco International, Ltd. # ...................         286,000        10,336

                                   Continued

                                                      Shares          Value
                                                    ----------      --------
COMMON STOCKS, continued
U.S. Bancorp .................................         180,000      $  5,409
United Technologies Corp. ....................          53,800         5,417
Verizon Communications, Inc. .................         108,966         3,878
Viacom, Inc., Class B ........................         283,800        10,597
Wachovia Corp. ...............................         108,500         5,951
Washington Mutual, Inc. ......................         320,000        12,912
WellPoint, Inc. (a) ..........................          20,000         2,430
Wells Fargo & Co. ............................         105,000         6,437
Weyerhaeuser Co. .............................         100,000         6,240
XL Capital, Ltd. .............................         160,000        11,965
                                                                    --------
TOTAL COMMON STOCKS ..........................                       500,759
                                                                    --------
INVESTMENT COMPANIES (0.8%)
Goldman Sachs Financial Square Prime
  Obligations Fund ...........................       4,205,548         4,206
                                                                    --------
TOTAL INVESTMENT COMPANIES ...................                         4,206
                                                                    --------
AFFILIATED SECURITIES (+)
AmSouth Prime Money Market Fund ..............          11,095            11
                                                                    --------
TOTAL AFFILIATED SECURITIES ..................                            11
                                                                    --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (6.3%)
BNY Institutional Cash Reserve Fund ..........      31,794,638        31,795
                                                                    --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .........................                        31,795
                                                                    --------
TOTAL INVESTMENTS
  (Cost $444,940)^ -- 105.7%..................                       536,771
Liabilities in excess of other assets --
  (5.7%) .....................................                       (28,968)
                                                                    --------
NET ASSETS -- 100.0% .........................                      $507,803
                                                                    ========

                 See notes to schedule of portfolio investments.

-----------------------------------------------------
SELECT EQUITY FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                             Shares        Value
                                                           ---------      --------
Common Stocks (98.4%)
American Power Conversion Corp. .....................        322,000      $  6,849
Automatic Data Processing, Inc. .....................        227,700         9,901
Briggs & Stratton Corp. .............................         89,800         3,483
Gannett Co., Inc. ...................................        106,000         8,484
General Mills, Inc. .................................        127,800         6,772
Gillette Co. ........................................         92,000         4,666
H.J. Heinz Co. ......................................        169,300         6,401
Harley-Davidson, Inc. ...............................        106,600         6,408
Home Depot, Inc. ....................................        264,000        10,894
International Flavors & Fragrances, Inc. ............        150,000         6,333
J.M. Smucker Co. ....................................         82,478         3,848
Kimberly-Clark Corp. ................................        105,000         6,878
McDonald's Corp. ....................................        324,300        10,505
Neenah Paper, Inc. ..................................          3,181           101
Pfizer, Inc. ........................................        108,020         2,610
Pitney Bowes, Inc. ..................................        215,900         9,659
Snap-on, Inc. .......................................         98,200         3,251
SYSCO Corp. .........................................        191,500         6,697
Tribune Co. .........................................        128,000         5,117
Walt Disney Co. .....................................        309,200         8,852
Waste Management, Inc. ..............................        291,460         8,452
                                                                          --------
TOTAL COMMON STOCKS .................................                      136,161
                                                                          --------
AFFILIATED SECURITIES (1.5%)
AmSouth Prime Money Market Fund .....................      2,065,449         2,065
AmSouth Treasury Reserve Money
  Market Fund .......................................          1,791             2
                                                                          --------
TOTAL AFFILIATED SECURITIES .........................                        2,067
                                                                          --------
TOTAL INVESTMENTS
  (Cost $119,130)^ -- 99.9% .........................                      138,228
Other assets in excess of liabilities --
  0.1% ..............................................                          161
                                                                          --------
NET ASSETS -- 100.0% ................................                     $138,389
                                                                          ========

                See notes to schedule of portfolio investments.

                                        ----------------------------------------
                                                            ENHANCED MARKET FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                            Shares         Value
                                                           ---------      --------
COMMON STOCKS (98.9%)
3M Co. ..............................................         17,600      $  1,485
Abbott Laboratories .................................         34,200         1,540
ACE Ltd. ............................................          5,000           217
ADC Telecommunications, Inc. (a) ....................         14,000            36
Adobe Systems, Inc. .................................          4,100           233
Adolph Coors Co., Class B ...........................            600            45
AES Corp. (a) .......................................         11,300           159
Aetna, Inc. .........................................          5,000           635
AFLAC, Inc. .........................................         17,200           680
Agilent Technologies, Inc. (a) ......................         16,600           367
Air Products and Chemicals, Inc. ....................          7,900           465
Alberto-Culver Co. ..................................          3,150           171
Albertson's, Inc. ...................................            500            11
Alcoa, Inc. .........................................         29,600           873
Allegheny Energy, Inc. (a) # ........................          2,000            39
Allegheny Technologies, Inc. ........................          1,300            31
Allergan, Inc. ......................................          3,000           228
Allstate Corp. ......................................          3,100           156
Altera Corp. (a) ....................................          6,500           125
Altria Group, Inc. ..................................         24,100         1,538
Ambac Financial Group, Inc. .........................          3,700           284
Amerada Hess Corp. ..................................          3,100           269
Ameren Corp. ........................................          3,300           165
American Electric Power Co., Inc. ...................          6,620           233
American Express Co. ................................          9,500           507
American International Group, Inc. ..................         44,616         2,958
American Standard Cos., Inc. (a) ....................          3,700           148
Amgen, Inc. (a) .....................................         14,248           887
Anadarko Petroleum Corp. ............................          8,500           563
Analog Devices, Inc. ................................         12,900           463
Anheuser-Busch Cos., Inc. ...........................         13,600           669
Apache Corp. ........................................         11,002           599
Apartment Investment & Management Co.,
  Class A ...........................................          1,500            54
Apple Computer, Inc. (a) ............................         13,800         1,061
Applied Materials, Inc. (a) .........................         45,300           720
Applied Micro Circuits Corp. (a) ....................         10,600            35
Archer-Daniels-Midland Co. ..........................         22,411           542
Archstone-Smith Trust ...............................          3,300           113
Ashland, Inc. .......................................          2,500           153
Autodesk, Inc. ......................................          5,300           156
Automatic Data Processing, Inc. .....................         17,700           770
Avaya, Inc. (a) .....................................         10,679           153
Ball Corp. ..........................................          1,900            81
Bank of America Corp. ...............................         59,776         2,772
Bank of New York Co., Inc. ..........................         26,500           787
Baxter International, Inc. ..........................         10,600           358
Becton, Dickinson & Co. .............................          8,700           493
BellSouth Corp. .....................................         31,100           816
Bemis Co., Inc. .....................................          3,700           107
Best Buy Co., Inc. ..................................          5,500           296
BJ Services Co. .....................................          4,200           202
Black & Decker Corp. # ..............................          2,100           173
BMC Software, Inc. (a) ..............................          6,500           109
Boeing Co. ..........................................         14,400           729
Boston Scientific Corp. (a) .........................         29,000           959

                                   Continued

                                        ----------------------------------------
                                                            ENHANCED MARKET FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                             Shares         Value
                                                           ---------      ---------
COMMON STOCKS, continued
Bristol-Myers Squibb Co. ............................         46,900      $  1,099
Broadcom Corp., Class A (a) .........................          7,800           248
Brunswick Corp. .....................................          2,800           129
Burlington Northern Santa Fe Corp. ..................         12,900           622
Burlington Resources, Inc. ..........................         13,400           586
C.R. Bard, Inc. .....................................          3,600           244
Calpine Corp. (a) # .................................          6,700            22
Cardinal Health, Inc. ...............................         14,800           834
Caremark Rx, Inc. (a) ...............................          7,900           309
Caterpillar, Inc. ...................................         11,500         1,025
CenterPoint Energy, Inc. ............................          4,900            55
Centex Corp. ........................................          3,300           202
CenturyTel, Inc. ....................................          4,800           156
ChevronTexaco Corp. .................................         49,138         2,672
Chubb Corp. .........................................          6,500           484
CIENA Corp. (a) .....................................         19,600            50
CIGNA Corp. .........................................          4,600           369
Cinergy Corp. .......................................          2,900           117
Circuit City Stores, Inc. ...........................          7,200           103
Cisco Systems, Inc. (a) .............................        145,900         2,632
CIT Group, Inc. .....................................          3,700           149
Citigroup, Inc. .....................................        100,266         4,918
Citizens Communications Co. .........................          5,700            77
Citrix Systems, Inc. (a) ............................          2,900            62
Clear Channel Communications, Inc. ..................          9,800           318
Clorox Co. ..........................................          5,000           297
CMS Energy Corp. (a) # ..............................          2,600            27
Coach, Inc. (a) .....................................          4,100           230
Coca-Cola Co. .......................................         41,300         1,714
Coca-Cola Enterprises, Inc. .........................          8,100           178
Colgate-Palmolive Co. ...............................         16,000           841
Comcast Corp., Class A (a) # ........................         16,612           535
Comerica, Inc. ......................................            800            46
Computer Associates International, Inc. .............         10,100           275
Computer Sciences Corp. (a) .........................          3,300           170
Compuware Corp. (a) .................................         13,400            92
ConocoPhillips ......................................         19,564         1,815
Consolidated Edison, Inc. ...........................          4,100           180
Constellation Energy Group ..........................          2,800           140
Convergys Corp. (a) .................................          5,000            71
Cooper Industries, Ltd., Class A ....................          3,100           215
Cooper Tire & Rubber Co. ............................          1,100            24
Corning, Inc. (a) ...................................         47,400           519
Countrywide Financial Corp. .........................         19,900           736
CSX Corp. ...........................................          5,400           216
Cummins, Inc. .......................................          1,500           117
Dana Corp. # ........................................          5,200            83
Darden Restaurants, Inc. ............................          4,850           143
Deere & Co. .........................................          8,600           597
Dell, Inc. (a) ......................................         42,500         1,775
Delta Air Lines, Inc. (a) # .........................          2,100            11
Devon Energy Corp. ..................................         15,300           622
Dillard's, Inc., Class A ............................          1,400            37
Dollar General Corp. ................................          9,000           182
Dominion Resources, Inc. ............................          5,604           389
Dover Corp. .........................................          6,900           264

                                   Continued

                                                             Shares        Value
                                                           ---------      --------
COMMON STOCKS, continued
Dow Chemical Co. ....................................         16,000        $  795
DTE Energy Co. ......................................          2,800           123
Duke Energy Corp. ...................................         16,300           436
Dynergy, Inc., Class A (a) # ........................          5,900            26
E*TRADE Financial Corp. (a) .........................         11,000           151
E.I. du Pont de Nemours & Co. .......................         30,878         1,470
Eastman Chemical Co. ................................          1,300            70
Eaton Corp. .........................................          5,200           354
eBay, Inc. (a) ......................................          5,400           440
Ecolab, Inc. ........................................            600            20
Edison International ................................          5,500           179
El Paso Energy Corp. ................................         11,053           120
Eli Lilly & Co. .....................................         19,400         1,052
EMC Corp. (a) .......................................         82,200         1,077
Emerson Electric Co. ................................         14,400           968
Engelhard Corp. # ...................................          4,100           123
Entergy Corp. .......................................          3,800           264
EOG Resources, Inc. .................................          2,000           149
Equity Office Properties Trust ......................          6,700           187
Equity Residential Property .........................          4,800           151
Exelon Corp. ........................................         11,350           501
Exxon Mobil Corp. ...................................        123,664         6,380
Family Dollar Stores, Inc. ..........................          2,900            97
Fannie Mae ..........................................         10,200           659
Federated Department Stores, Inc. ...................          5,600           318
Federated Investors, Inc., Class B ..................          1,900            56
Fifth Third Bancorp .................................            300            14
FirstEnergy Corp. ...................................          5,497           219
Fiserv, Inc. (a) ....................................          3,300           126
Forest Laboratories, Inc. (a) .......................         12,600           523
Fortune Brands, Inc. ................................          4,300           361
FPL Group, Inc. # ...................................          3,100           238
Franklin Resources, Inc. ............................          4,300           292
Freddie Mac .........................................          5,600           366
Freeport-McMoRan Copper & Gold, Inc.,
  Class B ...........................................          4,900           180
Freescale Semiconductor, Inc., Class B (a) # ........          6,697           117
Gateway, Inc. (a) ...................................          5,100            24
General Dynamics Corp. ..............................          6,900           712
General Electric Co. ................................        199,700         7,214
General Mills, Inc. .................................          6,200           329
Genzyme Corp. (a) ...................................          4,200           244
Gillette Co. ........................................         24,800         1,258
Golden West Financial Corp. .........................          5,200           336
Goldman Sachs Group, Inc. ...........................          8,300           895
Goodrich Corp. ......................................          4,100           141
Goodyear Tire & Rubber Co. (a) # ....................          3,000            46
Great Lakes Chemical Corp. ..........................            900            24
Guidant Corp. .......................................          5,500           399
H & R Block, Inc. ...................................          2,800           135
H.J. Heinz Co. ......................................         12,000           454
Halliburton Co. .....................................          7,600           313
Harrah's Entertainment, Inc. ........................          1,900           120
Hartford Financial Services Group ...................          5,000           336
Hasbro, Inc. ........................................          2,800            55
Hercules, Inc. (a) ..................................          1,800            26

                                   Continued

-----------------------------------------------------
ENHANCED MARKET FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                             Shares        Value
                                                           ---------      --------
COMMON STOCKS, continued
Hewlett-Packard Co. .................................         82,311        $1,612
Home Depot, Inc. ....................................         21,700           895
Honeywell International, Inc. .......................         29,500         1,061
Hospira, Inc. (a) ...................................          2,680            77
Humana, Inc. (a) ....................................          5,000           171
Huntington Bancshares, Inc. .........................          3,900            90
IBM Corp. ...........................................         32,100         2,999
IMS Health, Inc. ....................................          6,500           152
Ingersoll-Rand Co. ..................................          6,000           446
Intel Corp. .........................................        120,100         2,696
International Flavors & Fragrances, Inc. ............          3,300           139
International Game Technology .......................         11,800           369
Intuit, Inc. (a) ....................................          3,300           129
ITT Industries, Inc. ................................          3,200           273
J.C. Penney Co., Inc. Holding Company ...............          4,900           209
J.P. Morgan Chase & Co. .............................         61,124         2,282
Jabil Circuit, Inc. (a) .............................          6,200           146
JDS Uniphase Corp. (a) ..............................         41,100            88
Jefferson-Pilot Corp. ...............................          2,400           120
Johnson & Johnson ...................................         50,900         3,294
Johnson Controls, Inc. ..............................          6,600           390
Jones Apparel Group, Inc. ...........................          4,300           145
KB Home .............................................          1,400           152
Kerr-McGee Corp. ....................................          5,200           321
KeySpan Corp. .......................................          2,600           103
Kimberly-Clark Corp. ................................         13,700           897
Kinder Morgan, Inc. .................................          2,000           150
King Pharmaceuticals, Inc. (a) ......................          4,166            44
KLA-Tencor Corp. (a) ................................          4,400           204
Kroger Co. (a) ......................................         12,900           221
L-3 Communications Holdings, Inc. ...................          2,700           193
Laboratory Corp. of America (a) .....................          3,600           172
Leggett & Platt, Inc. ...............................          3,300            94
Lehman Brothers Holdings, Inc. ......................          7,800           711
Lexmark International Group, Inc.,
  Class A (a) .......................................          3,000           250
Limited Brands ......................................         13,452           319
Lincoln National Corp. ..............................          6,000           277
Liz Claiborne, Inc. .................................          3,500           147
Lockheed Martin Corp. ...............................         15,200           879
Loews Corp. .........................................          3,200           218
Louisiana-Pacific Corp. .............................          1,900            49
Lowe's Cos., Inc. ...................................         18,100         1,032
LSI Logic Corp. (a) .................................         13,200            81
Lucent Technologies, Inc. (a) # .....................         74,800           244
M&T Bank Corp. ......................................          2,000           205
Manor Care, Inc. ....................................          1,500            52
Marathon Oil Corp. ..................................         12,000           465
Marsh & McLennan Cos., Inc. .........................         18,100           588
Marshall & Ilsley Corp. .............................          3,900           167
Mattel, Inc. ........................................          7,300           142
May Department Stores Co. ...........................          5,000           170
MBIA, Inc. ..........................................            300            18
MBNA Corp. ..........................................         41,550         1,104
McDonald's Corp. ....................................         32,300         1,046
McGraw Hill Cos., Inc. ..............................          6,500           588

                                   Continued

                                                             Shares        Value
                                                           ---------      --------
COMMON STOCKS, continued
McKesson Corp. .......................................         9,900      $    341
MeadWestvaco Corp. ...................................         3,500           101
Medco Health Solutions, Inc. (a) .....................         4,574           195
MedImmune, Inc. (a) ..................................         4,400           104
Medtronic, Inc. ......................................        20,600         1,081
Mellon Financial Corp. ...............................        14,400           423
Merck & Co., Inc. ....................................        48,800         1,369
Meredith Corp. .......................................           900            43
Merrill Lynch & Co., Inc. ............................        20,600         1,237
MetLife, Inc. ........................................        25,500         1,014
Microsoft Corp. ......................................       186,400         4,900
Millipore Corp. (a) ..................................         1,700            74
Monsanto Co. .........................................         9,231           500
Moody's Corp. ........................................         2,600           218
Morgan Stanley .......................................        23,800         1,332
Motorola, Inc. # .....................................        78,900         1,242
Mylan Laboratories, Inc. # ...........................         4,600            76
National Semiconductor Corp. .........................        10,000           169
Navistar International Corp. (a) .....................         1,300            51
New York Times Co., Class A ..........................         3,900           152
Newmont Mining Corp. .................................        13,700           570
News Corp., Class A ..................................        18,700           318
Nextel Communications, Inc., Class A (a) .............        19,000           545
Nicor, Inc. ..........................................           700            26
Nike, Inc., Class B ..................................         4,500           390
NiSource, Inc. .......................................         4,400           101
Noble Corp. (a) ......................................         3,700           197
Nordstrom, Inc. ......................................         3,900           188
Norfolk Southern Corp. ...............................        13,400           468
North Fork Bancorporation, Inc. ......................         8,150           234
Northern Trust Corp. .................................         7,500           327
Novell, Inc. (a) .....................................         6,400            37
Novellus Systems, Inc. (a) ...........................         4,200           110
NVIDIA Corp. (a) .....................................         5,000           115
Occidental Petroleum Corp. ...........................         6,800           397
Office Depot, Inc. (a) ...............................         5,500            95
OfficeMax, Inc. ......................................         1,500            44
Omnicom Group, Inc. ..................................         3,300           280
Oracle Corp. (a) .....................................        87,900         1,210
Pactiv Corp. (a) .....................................         2,700            60
Pall Corp. ...........................................         2,100            57
Parametric Technology Corp. (a) ......................         4,200            24
Parker Hannifin Corp. ................................         4,000           261
Peoples Energy Corp. .................................           600            26
PepsiCo, Inc. ........................................        35,590         1,911
PerkinElmer, Inc. ....................................         4,400           101
Pfizer, Inc. .........................................       142,473         3,443
PG&E Corp. (a) # .....................................         7,000           245
Phelps Dodge Corp. ...................................         3,200           308
Pinnacle West Capital Corp. ..........................         1,500            63
Pitney Bowes, Inc. ...................................         7,100           318
Plum Creek Timber Co., Inc. ..........................         3,100           111
PMC-Sierra, Inc. (a) .................................         3,100            32
PNC Financial Services Group .........................         4,900           264
Power-One, Inc. (a) ..................................         1,300            10
PPG Industries, Inc. .................................         5,900           406

                                   Continued

                                        ----------------------------------------
                                                            ENHANCED MARKET FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                             Shares        Value
                                                           ---------      -------
COMMON STOCKS, continued
PPL Corp. ...........................................          3,350      $    181
Praxair, Inc. .......................................          5,600           242
Principal Financial Group, Inc. .....................          5,400           219
Procter & Gamble Co. ................................         49,800         2,651
Progress Energy, Inc. ...............................          4,137           183
Progressive Corp. ...................................          6,900           577
ProLogis ............................................          2,900           111
Providian Financial Corp. (a) .......................          9,300           155
Prudential Financial, Inc. ..........................          8,800           474
Public Service Enterprise Group, Inc. ...............          3,900           206
QLogic Corp. (a) ....................................          1,600            61
Qualcomm, Inc. ......................................         28,100         1,046
Qwest Communications International,
  Inc. (a) ..........................................         31,400           132
R.R. Donnelley & Sons Co. ...........................          3,800           127
RadioShack Corp. ....................................          2,800            93
Raytheon Co. ........................................         15,300           572
Reebok International, Ltd. ..........................          2,100            94
Rockwell Automation .................................          4,300           244
Rockwell Collins, Inc. ..............................          3,000           129
Rohm & Haas Co. .....................................          3,900           173
Rowan Cos., Inc. (a) ................................          1,900            54
Ryder System, Inc. ..................................          2,200           100
Sabre Holdings Corp. ................................          2,400            51
Safeway, Inc. (a) ...................................            800            15
Sanmina-SCI Corp. (a) ...............................         15,100            93
Sara Lee Corp. ......................................         26,900           632
SBC Communications, Inc. ............................         56,880         1,351
Schering-Plough Corp. ...............................          1,800            33
Schlumberger Ltd. ...................................         18,300         1,245
Scientific-Atlanta, Inc. ............................          4,100           124
Seagate Technology, Inc., Escrow Shares (a) .........          2,400            --**
Sealed Air Corp. (a) ................................          1,500            77
Sears, Roebuck & Co. ................................          3,500           176
Sempra Energy .......................................          3,800           141
Sherwin-Williams Co. ................................          5,000           216
Siebel Systems, Inc. (a) ............................         13,800           120
Simon Property Group, Inc. ..........................          3,800           225
Snap-on, Inc. .......................................          2,000            66
Solectron Corp. (a) .................................         26,300           131
Southern Co. ........................................         12,700           429
Sprint Corp. ........................................         25,200           601
St. Jude Medical, Inc. (a) ..........................         12,200           479
Starwood Hotels & Resorts Worldwide, Inc. ...........          3,600           208
Sun Microsystems, Inc. (a) ..........................        115,300           503
Sunoco, Inc. ........................................          2,500           219
SunTrust Banks, Inc. ................................          6,200           447
SUPERVALU, Inc. .....................................          4,000           126
Symantec Corp. (a) ..................................         10,900           255
Symbol Technologies, Inc. ...........................          7,200           132
Synovus Financial Corp. .............................            700            19
Target Corp. ........................................         26,200         1,329
TECO Energy, Inc. ...................................          3,000            48
Tektronix, Inc. .....................................          3,200            92

                                   Continued

                                                            Shares       Value
                                                           ---------      --------
COMMON STOCKS, continued
Tellabs, Inc. (a) ...................................          7,200      $     51
Temple-Inland, Inc. .................................          1,900           121
Teradyne, Inc. (a) ..................................          6,600            93
Texas Instruments, Inc. .............................         41,200           956
Textron, Inc. .......................................          3,200           230
Thermo Electron Corp. (a) ...........................          4,700           141
Time Warner, Inc. (a) ...............................         43,200           778
Torchmark Corp. .....................................          1,900           104
Toys "R" Us, Inc. (a) ...............................          3,700            79
Tribune Co. .........................................         10,900           436
TXU Corp. # .........................................          4,100           284
Tyco International, Ltd. ............................         15,669           566
U.S. Bancorp ........................................         10,507           316
Union Pacific Corp. .................................          8,800           524
Unisys Corp. (a) ....................................         10,700            84
United Parcel Service, Inc., Class B ................         14,100         1,053
United States Steel Corp. ...........................          3,900           202
United Technologies Corp. ...........................         15,200         1,530
UnitedHealth Group, Inc. ............................         11,300         1,005
Unocal Corp. ........................................          9,200           438
UST, Inc. ...........................................          2,900           147
Valero Energy Corp. .................................          8,800           458
Veritas Software Corp. (a) ..........................          7,200           185
Verizon Communications, Inc. ........................         30,906         1,100
Viacom, Inc., Class B ...............................         29,484         1,101
Visteon Corp. .......................................          2,091            16
W. W. Grainger, Inc. ................................          3,200           196
Wachovia Corp. ......................................         27,473         1,507
Wal-Mart Stores, Inc. ...............................         72,600         3,803
Walgreen Co. ........................................          6,000           256
Walt Disney Co. .....................................         17,500           501
Waters Corp. (a) ....................................          3,200           157
Watson Pharmaceuticals, Inc. (a) ....................          3,700           110
WellPoint Health Networks, Inc. (a) .................          5,100           620
Wells Fargo & Co. ...................................         21,900         1,342
Wendy's International, Inc. .........................          3,900           153
Weyerhaeuser Co. ....................................          8,300           518
Whirlpool Corp. .....................................          1,200            82
Williams Cos., Inc. .................................          9,600           161
Wyeth ...............................................         31,100         1,232
Xcel Energy, Inc. ...................................          6,685           122
Xilinx, Inc. ........................................          8,300           242
XL Capital, Ltd., Class A ...........................          2,400           179
Yahoo!, Inc. (a) ....................................          5,400           190
YUM! Brands, Inc. ...................................         10,000           464
Zimmer Holdings, Inc. (a) ...........................          4,110           324
Zions Bancorp. ......................................          3,100           210
                                                                          ---------
TOTAL COMMON STOCKS .................................                      188,878
                                                                          ---------
AFFILIATED SECURITIES (1.0%)
AmSouth Prime Money Market Fund .....................      1,843,188         1,843
AmSouth Treasury Reserve Money
  Market Fund .......................................          7,570             8
                                                                          ---------
TOTAL AFFILIATED SECURITIES .........................                        1,851
                                                                          ---------
Continued

-----------------------------------------------------
ENHANCED MARKET FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                             Shares         Value
                                                           ---------      --------
WARRANTS (+)
Progress Energy, Inc., CVO (a) ..............                    500      $     --**
                                                                          --------
TOTAL WARRANTS ..............................                                   --**
                                                                          --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (1.4%)
BNY Institutional Cash Reserve Fund .........              2,638,717         2,639
                                                                          --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                                2,639
                                                                          --------
TOTAL INVESTMENTS
  (Cost $175,176)^ -- 101.3%.................                              193,368
Liabilities in excess of other assets --
  (1.3%) ....................................                               (2,474)
                                                                          --------
NET ASSETS -- 100.0% ........................                             $190,894
                                                                          ========

                                            Open Futures Contracts
                            ------------------------------------------------------
                                # of       Contract     Expiration     Unrealized
                             Contracts       Value         Date        Gain/(Loss)
                            -----------   ----------   ------------   ------------
S&P 500 Index ...........        5          $1,477       3/18/05          ($34)

                See notes to schedule of portfolio investments.

                                          --------------------------------------
                                                                  LARGE CAP FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                            Shares          Value
                                                           ---------      --------
COMMON STOCKS (99.7%)
Abbott Laboratories .................................        150,000      $  6,753
AFLAC, Inc. .........................................         90,000         3,556
Agilent Technologies, Inc. (a) # ....................         50,000         1,106
Allergan, Inc. ......................................         40,000         3,038
American Express Co. ................................         65,000         3,468
American International Group, Inc. ..................         55,000         3,645
Amgen, Inc. (a) # ...................................        150,000         9,336
Apollo Group, Inc., Class A (a) # ...................         40,000         3,128
Applied Materials, Inc. (a) .........................        450,000         7,155
Automatic Data Processing, Inc. # ...................        180,000         7,826
Avery Dennison Corp. ................................         50,000         3,005
Bed Bath & Beyond, Inc. (a) .........................         90,000         3,626
Boeing Co. ..........................................        100,000         5,060
Cardinal Health, Inc. ...............................         70,000         3,942
Cisco Systems, Inc. (a) .............................        350,000         6,314
Citigroup, Inc. .....................................         70,000         3,434
Clorox Co. ..........................................         20,000         1,188
Coca-Cola Co. .......................................        150,000         6,224
Dell, Inc. (a) ......................................        150,000         6,264
Dollar General Corp. ................................        200,000         4,042
Dover Corp. .........................................        120,000         4,596
Electronic Arts, Inc. (a) ...........................         60,000         3,860
Eli Lilly & Co. .....................................         75,000         4,068
EMC Corp. (a) .......................................        450,000         5,895
Gap, Inc. ...........................................        175,000         3,852
Genentech, Inc. (a) # ...............................        100,000         4,771
General Dynamics Corp. ..............................         40,000         4,130
General Electric Co. ................................        250,000         9,032
Gillette Co. ........................................         90,000         4,565
Harley-Davidson, Inc. ...............................         45,000         2,705
Hewlett-Packard Co. .................................        350,000         6,857
Home Depot, Inc. ....................................        200,000         8,252
Honeywell International, Inc. .......................         50,000         1,799
IBM Corp. ...........................................        150,000        14,013
Illinois Tool Works, Inc. ...........................         40,000         3,479
Intel Corp. .........................................        270,000         6,062
Johnson & Johnson ...................................        150,000         9,706
Linear Technology Corp. .............................        150,000         5,661
Lowe's Cos., Inc. ...................................         52,500         2,992
McDonald's Corp. ....................................        160,000         5,182
McGraw Hill Cos., Inc. ..............................         40,000         3,620
MedImmune, Inc. (a) .................................        135,000         3,193
Medtronic, Inc. .....................................        170,000         8,923
Merck & Co., Inc. ...................................        200,000         5,610
Microsoft Corp. .....................................        350,000         9,198
Motorola, Inc. # ....................................        100,000         1,574
Network Appliance, Inc. (a) .........................        180,000         5,731
Nokia Oyj -- ADR ....................................        190,000         2,903
Oracle Corp. (a) ....................................        500,000         6,885
Paychex, Inc. .......................................        150,000         4,574
PepsiCo, Inc. .......................................        120,000         6,444
Pfizer, Inc. ........................................        300,000         7,248
Pitney Bowes, Inc. ..................................         30,000         1,342
Procter & Gamble Co. ................................         40,000         2,129
Qualcomm, Inc. ......................................         70,000         2,607
Schering-Plough Corp. ...............................        300,000         5,568

                                   Continued

-----------------------------------------------------
LARGE CAP FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                            Shares          Value
                                                          ----------      --------
COMMON STOCKS, continued
Staples, Inc. .......................................         90,000      $  2,947
Starbucks Corp. (a) .................................         60,000         3,240
Stryker Corp. .......................................         60,000         2,948
Sun Microsystems, Inc. (a) ..........................        240,000         1,046
SunGard Data Systems, Inc. (a) ......................        190,000         5,109
Sysco Corp. # .......................................        200,000         6,994
Tellabs, Inc. (a) ...................................        100,000           712
TJX Cos., Inc. ......................................        300,000         7,512
United Technologies Corp. ...........................         40,000         4,027
UnitedHealth Group, Inc. ............................         60,000         5,334
Wal-Mart Stores, Inc. ...............................        140,000         7,335
Walgreen Co. ........................................        150,000         6,392
Walt Disney Co. .....................................        200,000         5,726
Wyeth ...............................................        165,000         6,539
Xilinx, Inc. ........................................         90,000         2,627
                                                                          --------
TOTAL COMMON STOCKS .................................                      349,624
                                                                          --------
INVESTMENT COMPANIES (0.3%)
AIM Liquid Assets Money Market Fund .................        956,849           957
                                                                          --------
TOTAL INVESTMENT COMPANIES ..........................                          957
                                                                          --------
AFFILIATED SECURITIES (+)
AmSouth Prime Money Market Fund .....................            838             1
                                                                          --------
TOTAL AFFILIATED SECURITIES .........................                            1
                                                                          --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (3.3%)
BNY Institutional Cash Reserve Fund .................     11,421,103        11,421
                                                                          --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ................................                       11,421
                                                                          --------
TOTAL INVESTMENTS
  (Cost $266,111)^ -- 103.3% ........................                      362,003
Liabilities in excess of other assets --
  (3.3%) ............................................                      (11,476)
                                                                          --------
NET ASSETS -- 100.0% ................................                     $350,527
                                                                          ========

                See notes to schedule of portfolio investments.

                                        ----------------------------------------
                                                             CAPITAL GROWTH FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                             Shares         Value
                                                           ---------      --------
Common Stocks (98.6%)
3M Co. ..............................................         45,000      $  3,796
Abbott Laboratories .................................         85,000         3,827
American Express Co. ................................        130,000         6,935
American International Group, Inc. ..................         39,400         2,612
American Power Conversion Corp. .....................         85,000         1,808
Amgen, Inc. (a) .....................................         90,000         5,601
Apollo Group, Inc., Class A (a) # ...................         48,000         3,753
Applied Materials, Inc. (a) # .......................        220,000         3,498
Automatic Data Processing, Inc. .....................         45,000         1,957
Barr Pharmaceuticals, Inc. (a) # ....................         67,500         3,210
Bed Bath & Beyond, Inc. (a) .........................         36,000         1,450
Best Buy Co., Inc. # ................................         60,000         3,227
Chico's FAS, Inc. (a) # .............................         92,500         4,873
Cintas Corp. ........................................         38,000         1,653
Cisco Systems, Inc. (a) .............................        462,000         8,334
Citigroup, Inc. .....................................        112,000         5,494
Dell, Inc. (a) ......................................        181,000         7,559
eBay, Inc. (a) # ....................................         25,000         2,038
Electronic Arts, Inc. (a) ...........................         30,000         1,930
Eli Lilly & Co. .....................................         58,000         3,146
EMC Corp. (a) .......................................        110,000         1,441
First Data Corp. ....................................         75,000         3,056
Flextronics International, Ltd. (a) .................         85,000         1,203
Genentech, Inc. (a) # ...............................         53,000         2,529
General Dynamics Corp. ..............................         25,600         2,643
General Electric Co. ................................        273,000         9,863
Goldman Sachs Group, Inc. ...........................         29,000         3,128
Guidant Corp. .......................................         23,000         1,667
Harley-Davidson, Inc. ...............................         30,000         1,803
Home Depot, Inc. ....................................        110,000         4,539
IBM Corp. ...........................................         93,000         8,687
Illinois Tool Works, Inc. ...........................         42,000         3,653
Intel Corp. .........................................        350,000         7,858
Johnson & Johnson ...................................        164,000        10,610
Kohl's Corp. (a) # ..................................         36,000         1,692
Linear Technology Corp. .............................         75,000         2,831
Lowe's Cos., Inc. ...................................         81,000         4,616
Medtronic, Inc. # ...................................        100,000         5,249
Mercury Interactive Corp. (a) # .....................         30,000         1,313
Microsoft Corp. .....................................        380,000         9,985
Network Appliance, Inc. (a) .........................         40,000         1,274
Nike, Inc., Class B .................................         14,000         1,213
Oracle Corp. (a) ....................................        345,000         4,751
Paychex, Inc. .......................................         80,000         2,439
PepsiCo, Inc. .......................................        108,000         5,799
Pfizer, Inc. ........................................        150,000         3,624
Procter & Gamble Co. ................................         98,000         5,217
Schlumberger Ltd. ...................................         45,000         3,062
Staples, Inc. .......................................         79,000         2,586
Starbucks Corp. (a) .................................         65,000         3,510
Stryker Corp. # .....................................        112,000         5,504
Symantec Corp. (a) # ................................         66,200         1,546
Sysco Corp. .........................................         78,000         2,728
T. Rowe Price Group, Inc. ...........................         26,000         1,556
Target Corp. ........................................         99,000         5,027
Texas Instruments, Inc. .............................        143,000         3,319

                                   Continued

-----------------------------------------------------
CAPITAL GROWTH FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                            Shares          Value
                                                          ----------      --------
COMMON STOCKS, continued
United Parcel Service, Inc., Class B # ..............         69,200      $  5,168
United Technologies Corp. ...........................         54,000         5,437
UnitedHealth Group, Inc. ............................         55,000         4,890
Wal-Mart Stores, Inc. ...............................        132,000         6,916
Walgreen Co. ........................................        108,000         4,602
Walt Disney Co. .....................................         91,000         2,605
Williams-Sonoma, Inc. (a) ...........................        112,500         3,893
Wyeth ...............................................         75,000         2,972
Yahoo!, Inc. (a) # ..................................         90,000         3,169
                                                                          --------
TOTAL COMMON STOCKS .................................                      257,874
                                                                          --------
INVESTMENT COMPANIES (1.4%)
AIM Liquid Assets Money Market Fund .................      3,624,720         3,625
                                                                          --------
TOTAL INVESTMENT COMPANIES ..........................                        3,625
                                                                          --------
AFFILIATED SECURITIES (+)
AmSouth Prime Money Market Fund .....................         15,563            16
                                                                          --------
TOTAL AFFILIATED SECURITIES .........................                           16
                                                                          --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (14.2%)
BNY Institutional Cash Reserve Fund .................     37,079,073        37,079
                                                                          --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ................................                       37,079
                                                                          --------
TOTAL INVESTMENTS
  (Cost $260,436)^ -- 114.2% ........................                      298,594
Liabilities in excess of other assets --
  (14.2%) ...........................................                      (37,088)
                                                                          --------
NET ASSETS -- 100.0% ................................                     $261,506
                                                                          ========

                See notes to schedule of portfolio investments.

                                        ----------------------------------------
                                                                    MID CAP FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                            Shares         Value
                                                           ---------      --------
COMMON STOCKS (96.7%)
3Com Corp. (a) ......................................        152,500      $    560
A.G. Edwards, Inc. ..................................         28,100         1,199
Abercrombie & Fitch Co., Class A ....................         30,600         1,534
Activision, Inc. (a) ................................         27,950           632
Acxiom Corp. # ......................................         17,100           395
Adesa, Inc. .........................................         18,500           382
ADTRAN, Inc. ........................................         15,400           276
Advance Auto Parts, Inc. (a) ........................         15,800           681
Advent Software, Inc. (a) # .........................          6,600           127
Aeropostale, Inc. (a) ...............................         11,200           311
AGCO Corp. (a) ......................................         18,000           370
AGL Resources, Inc. .................................         15,100           523
Airgas, Inc. ........................................         14,800           348
AirTran Holdings, Inc. (a) # ........................         17,000           145
Alaska Air Group, Inc. (a) ..........................          5,400           161
Albemarle Corp. .....................................          8,300           291
Alexander & Baldwin, Inc. ...........................          8,500           391
Alliance Data Systems Corp. (a) .....................         16,500           716
Alliant Energy Corp. ................................         23,200           638
Alliant Techsystems, Inc. (a) .......................         15,200         1,012
Allmerica Financial Corp. (a) .......................         21,400           699
AMB Property Corp. ..................................         16,500           614
American Eagle Outfitters, Inc. # ...................         14,800           752
American Greetings Corp., Class A ...................         13,600           328
AmeriCredit Corp. (a) # .............................         10,700           263
AmerUs Group Co. # ..................................          7,800           348
Ametek, Inc. ........................................         13,600           520
Amphenol Corp., Class A (a) .........................         30,300         1,192
Ann Taylor Stores Corp. (a) .........................         28,400           610
Applebee's International, Inc. ......................         16,350           456
Apria Healthcare Group, Inc. (a) # ..................          9,800           321
Aqua America, Inc. # ................................         18,550           446
Aquila, Inc. (a) ....................................         48,600           180
Arrow Electronics, Inc. (a) # .......................         23,300           550
Arthur J. Gallagher & Co. ...........................          1,700            50
Ascential Software Corp. (a) ........................         11,725           168
Associated Banc-Corp. ...............................         26,050           860
Astoria Financial Corp. .............................         15,000           565
Atmel Corp. (a) .....................................        191,800           587
Avnet, Inc. (a) .....................................         24,000           430
Avocent Corp. (a) ...................................         10,000           365
Bandag, Inc. ........................................          3,800           184
Bank of Hawaii Corp. ................................         21,300         1,020
Banknorth Group, Inc. ...............................         35,400         1,269
Banta Corp. .........................................          4,900           212
Barnes & Noble, Inc. (a) ............................         28,200           922
Barr Laboratories, Inc. (a) # .......................         30,375         1,444
Beckman Coulter, Inc. ...............................         20,300         1,360
Belo Corp., Class A .................................         22,900           536
BJ's Wholesale Club, Inc. (a) .......................         13,900           398
Black Hills Corp. # .................................          6,500           194
Blyth, Inc. .........................................          8,100           254
Bob Evans Farms, Inc. # .............................          7,000           171
Borders Group, Inc. .................................         15,200           399
BorgWarner, Inc. ....................................          1,000            54
Boyd Gaming Corp. ...................................         17,500           697

                                   Continued

                                        ----------------------------------------
                                                                   MID CAP FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                             Shares         Value
                                                           ---------      --------
COMMON STOCKS, continued
Brink's Co. .........................................         11,300      $    400
Brinker International, Inc. (a) .....................          1,900            71
Brown & Brown, Inc. .................................          1,300            56
C.H. Robinson Worldwide, Inc. # .....................          7,500           386
Cabot Corp. .........................................         24,800           868
Cabot Microelectronics Corp. (a) # ..................          4,900           149
Cadence Design System, Inc. (a) # ...................         28,700           383
Caesars Entertainment, Inc. (a) .....................         62,900         1,216
Callaway Golf Co. # .................................         15,000           200
Career Education Corp. (a) # ........................         34,400         1,386
Carlisle Cos., Inc. .................................         12,500           788
CarMax, Inc. (a) ....................................          4,900           142
Catalina Marketing Corp. # ..........................         10,400           267
CBRL Group, Inc. ....................................          9,700           399
CDW Corp. # .........................................         11,300           661
Cephalon, Inc. (a) # ................................          4,600           226
Ceridian Corp. (a) ..................................         59,700         1,057
Certegy, Inc. # .....................................         12,600           441
Charles River Laboratories International,
  Inc. (a) # ........................................         13,100           621
CheckFree Corp. (a) .................................          4,500           176
Chico's FAS, Inc. (a) # .............................          7,200           379
ChoicePoint, Inc. (a) ...............................         29,700         1,366
Church & Dwight, Inc. ...............................         12,600           434
Cincinnati Bell, Inc. (a) ...........................         48,800           207
City National Corp. .................................         17,600         1,228
Claire's Stores, Inc. ...............................         39,800           821
CNF, Inc. ...........................................         20,800           976
Cognizant Technology Solutions Corp.,
  Class A (a) .......................................         26,800         1,016
Colonial BancGroup, Inc. ............................         51,800         1,045
Commerce Bancorp, Inc. ..............................          7,400           426
CommScope, Inc. (a) # ...............................         10,800           162
Community Health Systems, Inc. (a) ..................         35,100         1,017
Constellation Brands, Inc., Class A (a) .............         21,700         1,127
Cooper Cameron Corp. (a) ............................         20,900         1,179
Copart, Inc. (a) ....................................         17,900           411
Corinthian Colleges, Inc. (a) .......................         18,200           350
Covance, Inc. (a) ...................................         25,100         1,067
Coventry Health Care, Inc. (a) ......................         18,100         1,030
Credence Systems Corp. (a) # ........................         19,000           152
Cree, Inc. (a) # ....................................         14,900           358
Crompton Corp. ......................................         22,800           266
CSG Systems International, Inc. (a) .................         10,400           188
Cullen/Frost Bankers, Inc. ..........................         10,500           493
Cypress Semiconductor Corp. (a) .....................         50,600           577
Cytec Industries, Inc. ..............................          8,000           408
Cytyc Corp. (a) .....................................         22,500           564
D.R. Horton, Inc. ...................................         60,400         2,402
Dean Foods Co. (a) ..................................         46,500         1,637
DENTSPLY International, Inc. ........................          6,500           364
Developers Diversified Realty Corp. .................         21,700           863
Diebold, Inc. # .....................................         24,200         1,302
Dollar Tree Stores, Inc. (a) ........................          5,500           150
DPL, Inc. # .........................................         25,200           655
DST Systems, Inc. (a) # .............................          6,400           310

                                   Continued

                                                              Shares       Value
                                                           ---------      --------
COMMON STOCKS, continued
Dun & Bradstreet Corp. (a) ..........................         23,100      $  1,342
Duquesne Light Holdings, Inc. .......................         15,300           284
Dycom Industries, Inc. (a) ..........................          9,700           263
Eaton Vance Corp. ...................................          6,200           155
Education Management Corp. (a) ......................         29,600           945
Emmis Communications Corp., Class A (a) .............         11,100           195
Energizer Holdings, Inc. (a) ........................         15,500           877
Energy East Corp. ...................................         29,500           773
ENSCO International, Inc. ...........................         30,400         1,041
Entercom Communications Corp. (a) ...................          9,900           310
Equitable Resources, Inc. ...........................         12,300           702
Everest Re Group, Ltd. ..............................         17,300         1,502
Expeditors International of Washington, Inc..........         11,800           662
Fair Isaac Corp. # ..................................         28,250           976
Fairchild Semiconductor Corp., Class A (a) ..........         48,100           686
Fastenal Co. ........................................          6,500           391
Federal Signal Corp. # ..............................          9,600           159
Ferro Corp. .........................................          8,300           165
Fidelity National Financial, Inc. ...................         46,985         2,058
First American Corp. ................................         33,500         1,239
Flowserve Corp. (a) .................................         11,000           274
FMC Corp. (a) .......................................          7,300           344
FMC Technologies, Inc. (a) ..........................         13,800           423
Foot Locker, Inc. ...................................         51,500         1,386
Forest Oil Corp. (a) ................................         12,000           404
Furniture Brands International, Inc. ................         21,400           507
Gartner, Inc., Class A (a) # ........................         22,300           252
GATX Corp. ..........................................          9,800           292
Gentex Corp. ........................................            600            20
Glatfelter ..........................................          8,900           121
Graco, Inc. .........................................         27,850           993
Granite Construction, Inc. ..........................          8,300           207
Grant Prideco, Inc. (a) .............................         24,900           488
Great Plains Energy, Inc. # .........................         14,800           449
Greater Bay Bancorp .................................         10,200           278
GTECH Holdings Corp. # ..............................         43,600         1,019
Hanover Compressor Co. (a) # ........................         15,500           220
Harman International Industries, Inc. ...............         17,000         2,067
Harris Corp. ........................................         20,700         1,340
Harsco Corp. ........................................         16,600           906
Harte-Hanks, Inc. ...................................         17,100           452
Hawaiian Electric Industries, Inc. ..................         16,000           466
HCC Insurance Holdings, Inc. ........................         13,700           450
Health Net, Inc. (a) ................................          3,800           111
Helmerich & Payne, Inc. .............................         10,000           379
Henry Schein, Inc. (a) # ............................            700            48
Hibernia Corp., Class A .............................         49,300         1,298
Highwoods Properties, Inc. ..........................         10,700           262
Hillenbrand Industries, Inc. ........................         22,300         1,212
HNI Corp. ...........................................         22,600           912
Horace Mann Educators Corp. .........................          8,500           157
Hormel Foods Corp. ..................................         27,900           879
Hospitality Properties Trust ........................         13,400           572
Hovnanian Enterprises, Inc., Class A (a) # ..........         23,400         1,222
Hubbell, Inc., Class B ..............................          1,500            74
IDACORP, Inc. .......................................          8,400           254

                                   Continued

-----------------------------------------------------
MID CAP FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                             Shares        Value
                                                           ---------      --------
COMMON STOCKS, continued
Imation Corp. # .....................................          6,900      $    238
INAMED Corp. (a) ....................................         14,400           996
Independence Community Bank Corp. ...................          4,100           161
IndyMac Bancorp, Inc. ...............................         12,500           462
Integrated Device Technology, Inc. (a) ..............         42,900           504
International Rectifier Corp. (a) # .................         25,800         1,010
International Speedway Corp., Class A ...............            500            27
Investors Financial Services Corp. ..................          2,400           121
Invitrogen Corp. (a) ................................          4,900           337
ITT Educational Services, Inc. (a) ..................          9,100           447
IVAX Corp. (a) ......................................         27,525           414
J.B. Hunt Transport Services, Inc. ..................          5,400           238
J.M. Smucker Co. ....................................         23,300         1,087
Jacobs Engineering Group, Inc. (a) ..................         22,600         1,148
Jefferies Group, Inc. ...............................         11,500           449
JetBlue Airways Corp. (a) # .........................         20,600           408
Keane, Inc. (a) .....................................         12,300           161
Kelly Services, Inc., Class A .......................          7,000           204
KEMET Corp. (a) .....................................         17,200           145
Kennametal, Inc. ....................................          7,700           377
Korn/Ferry International (a) ........................          7,700           152
LaBranche & Co., Inc. (a) # .........................         12,100           121
Lam Research Corp. (a) ..............................         27,400           733
Lancaster Colony Corp. ..............................          7,100           300
Lattice Semiconductor Corp. (a) # ...................         22,600           101
Laureate Education, Inc. (a) ........................          9,700           430
Lear Corp. ..........................................         22,500         1,215
Legg Mason, Inc. ....................................         12,600           973
Lennar Corp. ........................................         22,500         1,271
Leucadia National Corp. # ...........................         10,050           364
Liberty Property Trust ..............................         17,200           672
LifePoint Hospitals, Inc. (a) # .....................          7,700           291
Lincare Holdings, Inc. (a) ..........................         11,700           486
Longview Fibre Co. ..................................         10,200           158
LTX Corp. (a) # .....................................         12,300            71
Lubrizol Corp. ......................................         26,800           966
Lyondell Chemical Co. # .............................         48,600         1,429
Mack-Cali Realty Corp. ..............................         12,100           508
Macromedia, Inc. (a) ................................         14,300           490
Macrovision Corp. (a) ...............................          9,800           229
Mandalay Resort Group ...............................         13,600           960
Manpower, Inc. # ....................................         29,400         1,430
McAfee, Inc. (a) ....................................         51,700         1,335
McDATA Corp., Class A (a) ...........................         23,600            99
MDU Resources Group, Inc. # .........................         23,800           636
Media General, Inc., Class A ........................          4,700           301
Mentor Graphics Corp. (a) # .........................         15,400           215
Mercantile Bankshares Corp. .........................          5,600           284
Michaels Stores, Inc. ...............................         27,200           836
Micrel, Inc. (a) ....................................         18,200           157
Microchip Technology, Inc. ..........................         22,675           591
Millenium Pharmaceuticals, Inc. (a) .................         31,300           288
Minerals Technologies, Inc. .........................          4,100           256
Modine Manufacturing Co. ............................          6,900           218
Mohawk Industries, Inc. (a) .........................         18,400         1,629
MoneyGram International, Inc. .......................         17,600           341

                                   Continued

                                                            Shares         Value
                                                           ---------      --------
COMMON STOCKS, continued
MPS Group, Inc. (a) .................................         20,900      $    236
Murphy Oil Corp. ....................................         18,500         1,651
National Fuel Gas Co. ...............................         16,400           462
National-Oilwell, Inc. (a) # ........................         17,100           631
New Plan Excel Realty Trust .........................         20,700           523
New York Community Bancorp, Inc. ....................         53,266           950
Newfield Exploration Co. (a) ........................         21,600         1,322
Newport Corp. (a) ...................................          8,600           112
Nieman Marcus Group, Inc. ...........................          2,400           161
Noble Energy, Inc. ..................................         20,600         1,219
Nordson Corp. .......................................          7,100           267
Northeast Utilities .................................         25,500           477
NSTAR ...............................................         10,600           597
OGE Energy Corp. ....................................         17,900           468
Ohio Casualty Corp. (a) .............................         12,200           280
Old Republic International Corp. ....................         58,350         1,354
Olin Corp. ..........................................         13,900           310
Omnicare, Inc. ......................................         21,000           646
ONEOK, Inc. .........................................         20,800           576
Outback Steakhouse, Inc. ............................          2,800           129
Overseas Shipholding Group, Inc. ....................          7,800           435
PacifiCare Health Systems, Inc. (a) # ...............          8,200           505
Packaging Corp. of America # ........................         21,300           475
Par Pharmaceutical Cos., Inc. (a) # .................         13,700           519
Patterson Cos., Inc. (a) ............................         15,100           703
Patterson-UTI Energy, Inc. ..........................         33,700           655
Payless ShoeSource, Inc. (a) # ......................         13,600           161
Peabody Energy Corp. ................................         13,000         1,102
Pentair, Inc. .......................................         32,600         1,446
Pepco Holdings, Inc. # ..............................         37,800           826
PepsiAmericas, Inc. .................................          2,200            47
Perrigo Co. .........................................         14,500           249
PETsMART, Inc. ......................................         15,400           466
Pier 1 Imports, Inc. ................................         17,300           306
Pioneer Natural Resources Co. .......................         29,300         1,125
Plains Exploration & Production Co. (a) .............         15,300           440
Plantronics, Inc. ...................................         19,500           726
Plexus Corp. (a) ....................................          8,700           100
PMI Group, Inc. # ...................................         32,400         1,289
PNM Resources, Inc. .................................         12,000           303
Pogo Producing Co. ..................................         23,800         1,012
Polycom, Inc. (a) ...................................         39,600           684
Potlatch Corp. ......................................          5,900           272
Powerwave Technologies, Inc. (a) # ..................         20,800           164
Precision Castparts Corp. ...........................         21,300         1,498
Pride International, Inc. (a) .......................         54,300         1,270
Protective Life Corp. ...............................         14,000           576
Puget Energy, Inc. ..................................         19,800           476
Quanta Services, Inc. (a) # .........................         23,300           174
Questar Corp. .......................................         17,000           864
Radian Group, Inc. ..................................         28,800         1,380
Raymond James Financial, Inc. .......................         14,650           457
Rayonier, Inc. ......................................          9,899           441
Reader's Digest Assoc., Class A .....................         19,800           319
Regis Corp. .........................................         17,800           710
Renal Care Group, Inc. (a) # ........................         13,600           519

                                   Continued

                                        ----------------------------------------
                                                                    MID CAP FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                            Shares         Value
                                                           ---------      --------
COMMON STOCKS, continued
Republic Services, Inc. .............................         46,600      $  1,537
Retek, Inc. (a) .....................................         11,100            70
Reynolds & Reynolds Co., Class A ....................         12,900           352
RF Micro Devices, Inc. (a) ..........................         75,300           412
Rollins, Inc. .......................................          9,100           226
Ross Stores, Inc. ...................................         10,400           298
RPM International, Inc. .............................         46,800           825
RSA Security, Inc. (a) # ............................         14,000           247
Ruddick Corp. .......................................          9,300           196
Ryland Group, Inc. ..................................         19,000         1,233
Saks, Inc. ..........................................         56,100           798
SanDisk Corp. (a) # .................................         18,700           462
SCANA Corp. # .......................................         22,600           882
Scholastic Corp. (a) # ..............................          7,900           271
SEI Investments Co. .................................         20,500           766
Sensient Technologies Corp. .........................          9,300           212
Sepracor, Inc. (a) # ................................         15,100           863
Sequa Corp., Class A (a) ............................          2,000           118
Sierra Pacific Resources (a) # ......................         23,300           229
Silicon Laboratories, Inc. (a) ......................         10,500           358
Silicon Valley Bancshares (a) # .....................          7,100           310
Smith International, Inc. (a) .......................         30,700         1,816
Smithfield Foods, Inc. (a) ..........................         40,700         1,232
Sonoco Products Co. .................................          1,400            36
Sotheby's Holdings Inc., Class A (a) ................         12,800           230
SPX Corp. # .........................................          1,800            75
StanCorp Financial Group, Inc. ......................         11,500           978
Steel Dynamics, Inc. ................................          9,100           344
Steris Corp. (a) ....................................         13,800           327
Storage Technology Corp. (a) ........................         21,400           674
Sybase, Inc. (a) ....................................         38,300           746
Synopsys, Inc. (a) ..................................          1,600            27
TCF Financial Corp. .................................         10,900           306
Tech Data Corp. (a) .................................         11,700           492
Techne Corp. (a) ....................................          8,300           289
Tecumseh Products Co., Class A ......................          3,700           150
Teleflex, Inc. ......................................         16,200           822
Telephone and Data Systems, Inc. ....................          4,400           363
Thomas & Betts Corp. (a) ............................         11,700           342
Thor Industries, Inc. ...............................         11,400           394
Tidewater, Inc. .....................................         24,400           946
Timberland Co., Class A (a) # .......................         13,900           914
Titan Corp. (a) .....................................         34,100           573
Toll Brothers, Inc. (a) .............................          6,900           539
Tootsie Roll Industries, Inc. .......................         10,400           335
Transaction Systems Architects, Inc.,
  Class A (a) .......................................          7,600           161
Triad Hospitals, Inc. (a) ...........................            900            37
Trinity Industries, Inc. # ..........................          9,400           284
TriQuint Semiconductor, Inc. (a) ....................         27,300            92
Tupperware Corp. # ..................................         11,600           233
Tyson Foods, Inc., Class A ..........................         40,500           695
United Dominion Realty Trust, Inc. ..................         26,700           593
United Rentals, Inc. (a) # ..........................         15,500           264
Unitrin, Inc. .......................................          2,000            86
Universal Corp. .....................................          5,100           241

                                   Continued

                                                            Shares         Value
                                                          ----------      --------
COMMON STOCKS, continued
Universal Health Services, Inc. .....................         23,500      $  1,011
Urban Outfitters, Inc. (a) ..........................         16,300           686
Valassis Communications, Inc. (a) ...................         10,300           350
Valspar Corp. # .....................................         20,700         1,014
Varco International, Inc. (a) .......................         19,700           603
Varian Medical Systems, Inc. (a) ....................         37,700         1,422
Varian, Inc. (a) ....................................          6,900           276
VCA Antech, Inc. (a) # ..............................         16,500           306
Vectren Corp. .......................................         15,100           417
Vertex Pharmaceuticals, Inc. (a) # ..................         15,900           162
Vishay Intertechnology, Inc. (a) ....................         66,800           873
VISX, Inc. (a) ......................................          9,900           266
W.R. Berkley Corp. ..................................         28,550         1,362
Waddell & Reed Financial, Inc., Class A .............         33,300           728
Washington Post Co., Class B ........................          1,400         1,280
Weatherford International, Ltd. (a) .................         27,300         1,482
Webster Financial Corp. .............................         21,400           960
Weinharten Realty Investors .........................         17,900           640
Werner Enterprises, Inc. ............................         15,800           337
Westamerica Bankcorporation .........................          6,300           327
Westar Energy, Inc. # ...............................         17,100           398
Western Gas Resources, Inc. .........................         14,700           448
Westwood One, Inc. (a) ..............................         38,700           935
WGL Holdings, Inc. ..................................          9,700           294
Whole Foods Market, Inc. ............................          6,900           617
Williams-Sonoma, Inc. (a) ...........................          9,600           332
Wind River Systems, Inc. (a) ........................         16,300           205
Wisconsin Energy Corp. ..............................         23,400           800
Worthington Industries, Inc. ........................         16,000           328
WPS Resources Corp. # ...............................          7,400           378
York International Corp. ............................          8,200           298
Zebra Technologies Corp., Class A (a) ...............          4,850           247
                                                                          --------
TOTAL COMMON STOCKS .................................                      211,014
                                                                          --------
AFFILIATED SECURITIES (3.1%)
AmSouth Prime Money Market Fund .....................      6,559,699         6,560
AmSouth Treasury Reserve Money
  Market Fund .......................................         97,831            98
                                                                          --------
TOTAL AFFILIATED SECURITIES .........................                        6,658
                                                                          --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (8.7%)
BNY Institutional Cash Reserve Fund .................     19,062,179        19,062
                                                                          --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ................................                       19,062
                                                                          --------
TOTAL INVESTMENTS
  (Cost $208,717)^ -- 108.5% ........................                      236,734
Liabilities in excess of other assets -- (8.5%) .....                      (18,634)
                                                                          --------
NET ASSETS -- 100.0% ................................                     $218,100
                                                                          ========

                                          Open Futures Contracts
                          ------------------------------------------------------
                              # of       Contract     Expiration     Unrealized
                           Contracts       Value         Date        Gain/(Loss)
                          -----------   ----------   ------------   ------------
S&P 400 Index .........       22          $7,118       3/17/05         ($50)

                                    Continued

-----------------------------------------------------
SMALL CAP FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                             Shares        Value
                                                           ---------      --------
COMMON STOCKS (96.5%)
A.S.V., Inc. (a) ....................................         37,200      $  1,492
Alamosa Holdings Inc (a) # ..........................        335,700         4,297
Altiris, Inc. (a) ...................................         23,000           748
American Medical Systems Holdings, Inc.
  (a) # .............................................         84,000         3,299
Ameristar Casinos, Inc. .............................         34,200         1,496
ANSYS, Inc. (a) .....................................        162,400         5,246
Armor Holdings, Inc. (a) # ..........................        108,300         4,761
Aviall, Inc. (a) # ..................................        219,500         6,323
Cal Dive International, Inc. (a) ....................        135,500         5,921
California Pizza Kitchen, Inc. (a) ..................         30,100           765
Carpenter Technology Corp. ..........................         65,700         4,025
Cash America International, Inc. ....................        116,200         3,323
Catalina Marketing Corp. # ..........................        112,400         2,889
CEC Entertainment, Inc. (a) .........................         75,000         2,936
Centene Corp. (a) ...................................         94,800         3,181
Charles River Laboratories International,
  Inc. (a) ..........................................         13,524           641
Chattem, Inc. (a) ...................................         92,300         3,329
Choice Hotels International, Inc. ...................         47,000         2,726
Coldwater Creek, Inc. (a) # .........................        183,100         4,995
Commercial Capital Bancorp, Inc. ....................         93,800         1,866
Cooper Cos., Inc. # .................................         33,147         2,542
Deckers Outdoor Corp. (a) # .........................         86,200         3,342
DiamondCluster International, Inc. (a) ..............        315,800         4,723
Digital River, Inc. (a) # ...........................         75,900         2,968
DRS Technologies, Inc. (a) ..........................         84,400         3,427
Dycom Industries, Inc. (a) ..........................        135,900         3,686
Earthlink, Inc. (a) # ...............................        267,400         2,682
Elizabeth Arden, Inc. (a) ...........................         64,400         1,524
Energen Corp. .......................................         77,800         4,562
Energy Partners, Ltd. (a) # .........................        218,300         4,792
Euronet Worldwide, Inc. (a) # .......................         58,500         1,407
First Horizon Pharmaceutical Corp. (a) # ............         67,400         1,205
Forward Air Corp. (a) # .............................         62,100         2,646
Genesco, Inc. (a) # .................................        106,000         3,068
Guitar Center, Inc. (a) # ...........................        101,900         5,834
HealthExtras, Inc. (a) # ............................        297,000         4,582
Hughes Supply, Inc. .................................        127,700         3,880
InfoSpace, Inc. (a) # ...............................        103,200         4,872
Internet Security Systems, Inc. (a) .................         66,800         1,493
iPayment Holdings, Inc. (a) # .......................         83,800         3,935
j2 Global Communications, Inc. (a) # ................        135,800         4,411
Joy Global, Inc. # ..................................        156,400         4,368
Kirby Corp. (a) .....................................         48,200         2,123
Korn/Ferry International (a) ........................        112,900         2,228
Labor Ready, Inc. (a) # .............................        250,400         3,966
LCA-Vision, Inc. ....................................         26,400           704
Longview Fibre Co. ..................................         63,100           980
Matria Healthcare, Inc. (a) # .......................         73,400         3,367
MICROS Systems, Inc. (a) # ..........................         32,700         2,286
Navigant Consulting, Inc. (a) # .....................        151,800         3,633
NCI Building Systems, Inc. (a) # ....................        118,800         4,508

                                   Continued

                                                            Shares         Value
                                                          ----------      --------
COMMON STOCKS, continued
NETGEAR, Inc. (a) # .................................     $  181,700      $  2,733
Ohio Casualty Corp. (a) .............................        170,500         3,920
Oil States International, Inc. (a) ..................         32,500           619
Overnite Corp. ......................................         73,300         2,264
Overseas Shipholding Group, Inc. ....................         48,700         2,718
Palomar Medical Technologies, Inc. (a) # ............        206,000         5,149
Pantry, Inc. (a) # ..................................        152,800         4,393
Penn National Gaming, Inc. (a) ......................        105,300         6,906
Portfolio Recovery Associates, Inc. (a) .............         74,800         3,097
ProAssurance Corp. (a) ..............................         87,500         3,347
Province Healthcare Co. (a) .........................         66,100         1,497
Range Resources Corp. ...............................         57,000         1,265
Remington Oil & Gas Corp. (a) .......................        128,200         3,750
Rofin-Sinar Technologies, Inc. (a) ..................         84,200         3,376
SeaChange International, Inc. (a) # .................        219,700         3,607
Selective Insurance Group, Inc. .....................        112,400         4,851
Sierra Health Services, Inc. (a) # ..................         65,900         3,620
SRA International, Inc., Class A (a) ................         12,700           705
Superior Energy Services, Inc. (a) ..................        172,700         2,749
Synaptics, Inc. (a) # ...............................         21,500           797
Teledyne Technologies, Inc. (a) .....................        171,400         5,153
Tenneco Automotive, Inc. (a) ........................         46,100           744
Tesoro Petroleum Corp. (a) ..........................         29,100           927
Texas Capital Bancshares, Inc. (a) ..................         53,800         1,276
The Men's Wearhouse, Inc. (a) .......................         58,900         1,960
Too, Inc. (a) .......................................         27,700           752
United Defense Industries, Inc. (a) .................         60,000         2,876
Websense, Inc. (a) # ................................        106,700         5,730
WellCare Health Plans, Inc. (a) .....................         19,000           669
                                                                          --------
TOTAL COMMON STOCKS .................................                      245,453
                                                                          --------
AFFILIATED SECURITIES (1.7%)
AmSouth Prime Money Market Fund .....................      4,296,211         4,296
                                                                          --------
TOTAL AFFILIATED SECURITIES .........................                        4,296
                                                                          --------
U.S. TREASURY OBLIGATIONS* (1.6%)
2.08%, 3/3/05 # .....................................          4,000         3,993
                                                                          --------
TOTAL U.S. TREASURY
  OBLIGATIONS .......................................                        3,993
                                                                          --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (25.5%)
BNY Institutional Cash Reserve Fund .................     64,708,579        64,709
                                                                          --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ................................                       64,709
                                                                          --------
TOTAL INVESTMENTS
  (Cost $283,529) -- 125.3%..........................                      318,451
Liabilities in excess of other assets --
  (25.3%) ...........................................                      (64,294)
                                                                          --------
NET ASSETS -- 100.0% ................................                     $254,157
                                                                          ========

                 See notes to schedule of portfolio investments.

                                        ----------------------------------------
                                                      INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                             Shares          Value
                                                            --------        --------
COMMON STOCKS (99.2%)
Australia (5.8%)
Amcor Ltd. ..........................................         60,664        $   334
AMP Ltd. ............................................        497,366          2,939
Ansell Ltd. .........................................         42,951            305
APN News & Media, Ltd. ..............................          2,293              9
AXA Asia Pacific Holdings, Ltd. .....................        452,900          1,467
BHP Steel, Ltd. .....................................        210,920          1,514
Boral Ltd. ..........................................        179,362            999
Brambles Industries, Ltd.# ..........................         14,503             82
Caltex Australia, Ltd. ..............................         62,640            541
Commonwealth Bank of Australia ......................         22,928            595
CSR Ltd. ............................................        240,599            468
Futuris Corporation, Ltd. ...........................         20,000             35
Insurance Australia Group, Ltd. .....................        377,957          1,902
Lend Lease Corp., Ltd. ..............................         98,363          1,039
Lion Nathan, Ltd. ...................................        142,100            903
Mayne Group, Ltd. ...................................          2,999             11
Mirvac Group ........................................        164,473            600
National Australia Bank, Ltd. .......................         20,762            477
OneSteel Ltd. .......................................        133,621            287
Origin Energy, Ltd. .................................        174,099            939
PaperlinX Ltd. ......................................        124,518            437
Publishing & Broadcasting, Ltd. .....................        168,201          2,132
Qantas Airways, Ltd. ................................        459,707          1,268
QBE Insurance Group, Ltd. ...........................        168,153          1,986
Rinker Group, Ltd. ..................................        240,599          2,087
Santos Ltd. .........................................        155,030          1,121
Seven Network, Ltd. .................................         50,074            291
Southcorp Ltd. (a) ..................................        197,966            677
WMC Resources, Ltd. .................................        314,251          1,748
                                                                            --------
                                                                             27,193
                                                                            --------
Austria (0.4%)
Bank Austria Creditanstalt# .........................          2,829            246
Boehler-Uddeholm AG (a) .............................            957            124
Voestalpine AG# .....................................         13,266          1,004
Wienerberger AG .....................................          7,637            352
                                                                            -------
                                                                              1,726
                                                                            -------
Belgium (1.4%)
Ackermans & van Haaren NV ...........................            803             30
Algemene Maatschappij voor
  Nijverheidskredit NV ..............................         28,500          2,957
Banque Nationale de Belgique ........................            102            484
Bekaert NV ..........................................          5,300            421
Cofinimmo ...........................................            212             34
Delhaize Group ......................................         23,804          1,754
Dexia (a) ...........................................         13,573            303
S.A. D' Ieteren NV ..................................            132             27
Tessenderlo Chemie NV ...............................          6,968            287
Umicore .............................................          3,045            272
Umicore Strip (a) ...................................            145             --**
                                                                            -------
                                                                              6,569
                                                                            -------
Denmark (1.0%)
Carlsberg A/S, B Shares .............................          7,737            367
Codan A/S ...........................................          7,490            399

                                   Continued

                                                             Shares          Value
                                                            --------        --------
COMMON STOCKS, continued
Denmark, continued
Danisco A/S .........................................          5,630        $   333
Danske Bank A/S .....................................         68,900          2,015
Jyske Bank A/S (a) ..................................          7,120            255
Rockwool International A/S, B Shares ................          2,200            150
Sydbank A/S .........................................            780            159
TDC A/S .............................................         29,060          1,206
                                                                            --------
                                                                              4,884
                                                                            --------
Finland (2.1%)
Fortum Oyj ..........................................        261,437          4,673
Kemira GrowHow Oyj (a) ..............................         11,007             82
Kemira Oyj ..........................................         51,800            681
Kesko Oyj, B Shares .................................         47,600          1,226
M-real Oyj, B Shares# ...............................        156,380            847
Metso Oyj ...........................................         24,388            369
OKO Bank, A Shares ..................................          3,200             47
Outokumpu Oyj .......................................         73,450          1,300
Stora Enso Oyj, R Shares ............................         30,700            442
UPM-Kymmene Oyj .....................................          7,800            165
Wartsila Oyj, B Shares ..............................          3,900             88
                                                                            -------
                                                                              9,920
                                                                            -------
France (10.0%)
Air France# .........................................         35,339            647
Alstom (a) ..........................................        141,022            130
Assurances Generales de France# .....................         31,292          2,375
AXA# ................................................        232,931          5,652
BNP Paribas SA# .....................................         21,013          1,515
Bongrain SA .........................................          1,900            143
Business Objects SA (a) .............................          8,941            218
Cap Gemini SA (a) ...................................         19,882            643
Ciments Francais SA# ................................          5,752            552
Club Mediterranee SA (a) # ..........................          2,497            130
Compagnie de Saint-Gobain ...........................         50,398          3,110
Compagnie Gernerale des Etablissements
  Michelin ..........................................         18,496          1,196
Credit Agricole SA# .................................         43,900          1,308
Eiffage SA ..........................................          3,200            389
Esso S.A.F. .........................................          1,000            160
Euler & Hermes SA ...................................          4,100            308
Eurazeo .............................................          2,820            243
Faurecia ............................................          3,872            320
Financiere Marc de Lacharriere ......................          5,918            275
Gecina SA ...........................................          6,800            697
Havas SA ............................................         37,200            206
Imerys SA# ..........................................          6,400            535
Lafarge SA# .........................................         19,478          2,010
Lagardere S.C.A. ....................................         15,000          1,131
Nexans SA ...........................................          2,982            130
Pinault-Printemps Redoute SA ........................         15,221          1,604
PSA Peugeot Citroen .................................         31,847          1,981
Remy Cointreau SA ...................................          7,035            282
Renault SA ..........................................         38,039          3,106
Rexel SA ............................................          6,820            341
Schneider Electric SA ...............................         29,712          2,270
Scor SA (a) .........................................        105,685            213

                                   Continued

-----------------------------------------------------
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                             Shares         Value
                                                            --------       -------
COMMON STOCKS, continued
France, continued
Societe BIC SA ......................................          7,062       $   386
Societe Generale ....................................         14,186         1,413
Sodexho Alliance SA# ................................         17,516           523
Suez SA .............................................        124,500         3,352
Technip-Coflexip SA .................................          3,062           514
Thomson .............................................         36,199           919
Unibail# ............................................          4,164           495
Valeo SA ............................................         10,595           431
Vallourec SA ........................................          1,200           226
Vivendi Universal SA (a) ............................        145,652         4,604
Wendel Investissement ...............................          6,000           459
                                                                           -------
                                                                            47,142
                                                                           -------
Germany (7.3%)
Aareal Bank AG ......................................          3,957           127
Allianz AG (a) ......................................          2,993           356
AMG Generali Holding AG .............................          9,635           818
Bayer AG ............................................         81,798         2,656
Bayerische Hypo-und Vereinsbank AG (a) ..............         96,485         2,115
Bayerische Motoren Werke AG .........................          8,045           339
Bilfinger Berger AG .................................          4,109           186
Commerzbank AG (a)# .................................         77,149         1,640
DaimlerChrysler AG# .................................        120,954         5,496
Deutsche Bank AG ....................................         61,312         5,203
Deutsche Lufthansa AG (a) ...........................         37,015           516
E.On AG .............................................         39,934         3,570
Fraport AG ..........................................         10,784           413
Fresenius Medical Care AG ...........................          3,500           283
HeidelbergCement AG .................................         15,666         1,051
Heidelberger Druckmaschinen AG (a)# .................         11,327           385
Hochtief AG .........................................          7,839           255
Hypo Real Estate Holding AG (a) .....................         11,475           453
Infineon Technologies AG (a) ........................         86,124           798
KarstadtQuelle AG# ..................................         13,809           130
Lanxess AG (a) ......................................          8,180           158
Linde AG ............................................         11,568           733
MAN AG ..............................................         12,850           530
Merck KGaA ..........................................          5,543           367
MG Technologies AG (a) ..............................         25,691           308
Muenchener Rueckversicherungs-
  Gesellschaft AG ...................................          6,489           740
Salzgitter AG .......................................          6,052           129
Suedzucker AG .......................................          3,767            76
ThyssenKrupp AG# ....................................         82,537         1,760
TUI AG# .............................................         24,187           565
Volkswagen AG# ......................................         45,511         2,184
                                                                           -------
                                                                            34,340
                                                                           -------
Greece (0.4%)
Agricultural Bank of Greece (a) .....................         30,900           307
Bank of Greece ......................................          3,010           380
Commercial Bank of Greece ...........................         21,740           706
Hellenic Petroleum SA ...............................         37,800           426
Intracom SA .........................................         27,100           152
                                                                           -------
                                                                             1,971
                                                                           -------

                                   Continued

                                                             Shares         Value
                                                            ---------     --------
COMMON STOCKS, continued
Hong Kong (2.1%)
Cheung Kong Holdings, Ltd. ..........................        105,000      $    963
China Unicom, Ltd.# .................................        186,000           152
Hang Lung Group, Ltd.# ..............................        194,000           339
Henderson Land Development Co., Ltd. ................        265,000         1,258
Hopewell Holdings, Ltd. .............................         84,000           212
Hutchison Whampoa, Ltd. .............................        182,000         1,657
Hysan Development Co., Ltd. .........................        181,485           347
i-CABLE Communications, Ltd. ........................         33,500            12
Kerry Properties, Ltd. ..............................        176,182           370
MTR Corp., Ltd. .....................................        112,000           176
New Asia Realty & Trust Co., Ltd. ...................         45,000            21
New World Development Co., Ltd. .....................        513,928           501
Shagri-La Asia, Ltd.# ...............................        398,108           541
Sino Land Co., Ltd.# ................................        703,962           627
Sun Hung Kai Properties, Ltd. .......................         19,000           176
Swire Pacific, Ltd. .................................        144,000         1,130
Wharf Ltd.# .........................................        335,000         1,083
Wheelock & Co., Ltd. ................................        358,000           540
                                                                          --------
                                                                            10,105
                                                                          --------
Ireland (1.5%)
Allied Irish Banks PLC ..............................         15,342           305
CRH PLC .............................................        111,281         2,937
Elan Corp. PLC (a) ..................................        100,566         2,706
Irish Life & Permanent PLC ..........................         54,167           972
                                                                          --------
                                                                             6,920
                                                                          --------
Italy (3.9%)
Alitalia S.p.A. (a)# ................................        495,790           163
Banca Antonveneta S.p.A. (a) ........................          3,170            83
Banca Intesa S.p.A. .................................        672,950         3,126
Banca Monte dei Paschi di Siena S.p.A.# .............        313,406         1,012
Banca Nazionale del Lavoro S.p.A. (a)# ..............        457,031         1,228
Banca Popolare de Lodi S.c.r.l. .....................         43,973           503
Banca Popolare di Milano S.c.r.l. ...................         80,000           708
Benetton Group S.p.A. ...............................         23,239           303
Beni Stabili S.p.A. .................................        355,000           368
Buzzi Unicem S.p.A. .................................         20,000           326
Caltagirone Editore S.p.A. ..........................         13,962           132
Capitalia S.p.A. ....................................        355,000         1,605
Edison S.p.A. (a)# ..................................        356,434           719
ERG S.p.A. ..........................................         20,708           229
Ericsson S.p.A. .....................................          2,239           114
Fiat S.p.A. (a)# ....................................        102,453           850
Fondiaria-SAI S.p.A.# ...............................         16,477           420
Ifil S.p.A. .........................................        104,000           476
Italcementi S.p.A. ..................................         37,000           625
Italmobiliare S.p.A. ................................          2,839           211
Pirelli & C. S.p.A.# ................................        533,332           759
SanPaolo IMI S.p.A. .................................         15,937           223
Societa' Cattolica di Assicurazioni .................          9,900           449
Telecom Italia S.p.A. ...............................        866,478         3,434
Tiscali S.p.A. (a)# .................................         74,000           250
                                                                          --------
                                                                            18,316
                                                                          --------

                                   Continued

                                        ----------------------------------------
                                                       INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                             Shares         Value
                                                            --------       -------
COMMON STOCKS, continued
Japan (20.4%)
77th Bank, Ltd. .....................................         57,000       $   412
Acom Co., Ltd. ......................................         23,700         1,663
Aichi Steel Corp.# ..................................         29,000           148
Aioi Insurance Co., Ltd. ............................        110,000           503
Aisin Seiki Co., Ltd. ...............................         42,200           997
Akita Bank, Ltd. ....................................         29,000           127
Amada Co., Ltd. .....................................         59,000           347
Aoyama Trading Co., Ltd. ............................          9,800           260
Asahi Breweries, Ltd. ...............................         42,000           524
Asahi National Broadcasting Co., Ltd. ...............            146           314
Asatsu-dk, Inc. .....................................          6,800           197
Autobacs Seven Co., Ltd. ............................          4,900           146
Awa Bank, Ltd. ......................................         31,000           201
Bank of Fukuoka, Ltd. # .............................         92,000           586
Bank of Kyoto, Ltd. # ...............................         49,000           422
Bank of Nagoya, Ltd. ................................         26,000           162
Benesse Corp. .......................................         14,200           507
Chiba Bank, Ltd. ....................................        123,000           813
Chudenko Corp. ......................................          8,500           139
Chugoku Bank, Ltd. ..................................         35,000           443
Citizen Watch Co., Ltd. .............................         41,000           371
Coca-Cola West Japan Co., Ltd. ......................         15,300           364
COMSYS Holdings Corp. ...............................         21,000           198
Cosmo Oil Co., Ltd. .................................         83,000           260
Dai Nippon Printing Co., Ltd. .......................         63,000           992
Daicel Chemical Industries, Ltd. ....................         48,000           257
Daihatsu Motor Co., Ltd. ............................         63,000           478
Daiichi Pharmaceutical Co., Ltd. ....................         15,400           356
Dainippon Ink & Chemicals, Inc. .....................        115,000           289
Dainippon Pharmaceutical Co., Ltd. ..................         24,000           231
Daishi Bank, Ltd. ...................................         50,000           213
Daiwa House Industry Co., Ltd. ......................         80,000           923
Denso Corp. .........................................        114,300         2,964
Ebara Corp. .........................................         40,000           185
Ezaki Glico Co., Ltd. ...............................         19,000           145
Fuji Electric Co., Ltd. .............................        111,000           318
Fuji Fire & Marine Insurance Co., Ltd. ..............         71,000           215
Fuji Heavy Industries, Ltd. .........................        116,000           547
Fuji Oil Co., Ltd. ..................................          8,200           106
Fuji Photo Film Co., Ltd. ...........................         67,000         2,409
Fujikura Ltd. .......................................         57,000           253
Fukui Bank, Ltd. ....................................         36,000           153
Fukuyama Transporting Co., Ltd. .....................         36,000           158
Furukawa Electric Co., Ltd. (a) .....................         95,000           508
Futaba Industrial Co., Ltd. .........................         10,000           175
Glory Ltd. ..........................................         11,000           191
Gunma Bank, Ltd. ....................................         74,000           436
Gunze Ltd. ..........................................         31,000           144
Hachijuni Bank, Ltd. ................................         79,000           562
Hanshin Electric Railway Co., Ltd. ..................         50,000           182
Heiwa Corp. .........................................         10,400           180
Higo Bank, Ltd. .....................................         37,000           280
Hitachi Cable, Ltd. .................................         55,000           251
Hitachi Ltd. ........................................        501,000         3,329
Hitachi Maxell, Ltd. ................................         13,000           172

                                   Continued

                                                             Shares         Value
                                                            --------       -------
COMMON STOCKS, continued
Japan, continued
Hitachi Metals, Ltd. ................................         47,000        $  309
Hokkoku Bank, Ltd. ..................................         52,000           245
Hokuetsu Paper Mills, Ltd. ..........................         23,000           130
House Foods Corp. ...................................         16,500           241
Hyakugo Bank, Ltd. ..................................         33,000           207
Hyakujushi Bank, Ltd. ...............................         47,000           301
Ishikawajima-Harima Heavy
  Industries Co., Ltd. (a) ..........................        189,000           277
Itoham Foods, Inc. ..................................         31,000           162
Iyo Bank, Ltd. ......................................         47,000           406
Joyo Bank, Ltd. .....................................        126,000           659
Juroku Bank, Ltd. ...................................         54,000           263
Kagoshima Bank, Ltd. ................................         30,000           206
Kamigumi Co., Ltd. ..................................         40,000           327
Kandenko Co., Ltd. ..................................         30,000           172
Kansai Paint Co., Ltd. ..............................         14,000            87
Katokichi Co., Ltd. .................................          7,900           163
Kawasaki Heavy Industries, Ltd. .....................        203,000           335
Kikkoman Corp. ......................................         29,000           290
Kinden Corp. ........................................         35,000           261
Kirin Brewery Co., Ltd. .............................        143,000         1,445
Kissei Pharmaceutical Co., Ltd. # ...................          9,000           182
Kobe Steel, Ltd. ....................................        378,000           602
Koito Manufacturing Co., Ltd. .......................         23,000           217
Kokuyo Co., Ltd. ....................................         18,700           234
Komatsu Ltd. ........................................        140,000         1,039
Komori Corp. ........................................         11,000           168
Kuraray Co., Ltd. ...................................         55,000           507
Kuraya Sanseido, Inc. ...............................          7,600            95
Kureha Chemical Industry Co., Ltd. ..................         28,000           120
Kyorin Pharmaceutical Co., Ltd. .....................         12,000           173
Makita Corp. ........................................         20,000           360
Marubeni Corp. ......................................        213,000           620
Marui Co., Ltd. .....................................         56,000           746
Maruichi Steel Tube, Ltd. ...........................         13,000           265
Matsushita Electric Industrial Co., Ltd. ............        365,000         5,412
Matsushita Electric Works, Ltd. .....................         36,000           320
Meiji Seika Kaisha, Ltd. ............................         57,000           265
Michinoku Bank, Ltd. ................................         20,000           101
Mitsubishi Gas Chemical Co., Inc. ...................         72,000           339
Mitsubishi Heavy Industries, Ltd. ...................        502,000         1,361
Mitsubishi Logistics Corp. ..........................         25,000           267
Mitsubishi Materials Corp. ..........................        165,000           375
Mitsubishi Motors Corp. (a)# ........................         96,000           132
Mitsubishi Securities Co., Ltd. .....................         47,000           455
Mitsubishi Tokyo Financial Group, Inc. ..............            297         2,806
Mitsui Engineering & Shipbuilding
  Co., Ltd. .........................................        123,000           224
Mitsui Trust Holdings, Inc. .........................        119,000         1,256
Mitsumi Electric Co., Ltd. ..........................         10,600           115
Mizuho Financial Group, Inc. ........................          1,376         6,625
Musashino Bank, Ltd. ................................          4,700           221
Nagase & Co., Ltd. ..................................         20,000           186
Nanto Bank, Ltd. ....................................         36,000           188
NGK Insulators, Ltd. ................................         53,000           535

                                   Continued

-----------------------------------------------------
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                             Shares         Value
                                                            --------       -------
COMMON STOCKS, continued
Japan, continued
NGK Spark Plug Co., Ltd. ............................         33,000        $  333
Nichicon Corp. ......................................         10,700           135
Nichirei Corp. ......................................         46,000           186
Nihon Unisys, Ltd. ..................................         16,000           194
Nikko Cordial Corp. .................................        152,000           717
Nippon Broadcasting System, Inc.# ...................          4,500           259
Nippon Electric Glass Co., Ltd. .....................         21,000           276
Nippon Electric Glass Co., Ltd. -- When
  Issued (a) ........................................         21,000           276
Nippon Kayaku Co., Ltd. .............................         26,000           149
Nippon Meat Packers, Inc. ...........................         33,000           448
Nippon Oil Corp. ....................................        221,000         1,513
Nippon Paint Co., Ltd. ..............................         38,000           156
Nippon Sheet Glass Co., Ltd. ........................         66,000           285
Nippon Shinpan Co., Ltd. (a) ........................         44,000           184
Nippon Shokubai Co., Ltd. ...........................         25,000           216
Nippon Television Network Corp. .....................          1,360           210
Nishimatsu Construction Co., Ltd. ...................         36,000           132
Nissay Dowa General Insurance Co., Ltd. .............         61,000           310
Nisshin Seifun Group, Inc. ..........................         35,000           392
Nisshin Steel Co., Ltd. .............................        145,000           344
Nisshinbo Industries, Inc. ..........................         28,000           222
NSK Ltd. ............................................         80,000           414
Obayashi Corp. ......................................        105,000           671
Okumura Corp. .......................................         33,000           207
Onward Kashiyama Co., Ltd. ..........................         25,000           384
PanaHome Corp. ......................................         24,000           132
Promise Co., Ltd. ...................................         19,500         1,371
Q.P. Corp. ..........................................         23,100           204
Rengo Co., Ltd. .....................................         35,000           167
Resona Holdings, Inc. (a) ...........................        822,000         1,676
San-in Godo Bank, Ltd. ..............................         23,000           212
Santen Pharmaceutical Co., Ltd. .....................          4,000            87
Sanwa Shutter Corp. .................................         18,000           102
Sanyo Shinpan Finance Co., Ltd. .....................          5,000           331
Sapporo Hokuyo Holdings, Inc. .......................             48           340
Sapporo Holdings, Ltd.# .............................         52,000           241
Seino Transportation Co., Ltd. ......................         26,000           244
Sekisui Chemical Co., Ltd. ..........................         78,000           608
Sekisui House, Ltd.# ................................        103,000         1,192
Shiga Bank, Ltd. ....................................         39,000           238
Shimachu Co., Ltd.# .................................          6,700           163
Shinko Securities Co., Ltd. .........................        107,000           332
Shizuoka Bank, Ltd. .................................        109,000         1,101
Shohkoh Fund & Co., Ltd. ............................          1,690           422
Sumitomo Bakelite Co., Ltd. .........................         24,000           151
Sumitomo Corp. ......................................        107,000           916
Sumitomo Electric Industries, Ltd. ..................        109,000         1,188
Sumitomo Forestry Co., Ltd. # .......................         23,000           233
Sumitomo Metal Industries, Ltd. .....................        479,000           721
Sumitomo Metal Mining Co., Ltd. .....................         47,000           323
Sumitomo Osaka Cement Co., Ltd. .....................         62,000           153
Sumitomo Realty & Development Co., Ltd.                       54,000           754
Sumitomo Rubber Industries, Ltd. ....................         32,000           304
Sumitomo Trust & Banking Co., Ltd. ..................        121,000           821

                                   Continued

                                                             Shares         Value
                                                            --------       --------
COMMON STOCKS, continued
Japan, continued
Suzuken Co., Ltd. ...................................          6,000        $   159
Taiheiyo Cement Corp. ...............................        138,000            362
Taiyo Yuden Co., Ltd. ...............................         16,000            169
Takara Standard Co., Ltd. ...........................         22,000            137
Takashimaya Co., Ltd. ...............................         44,000            422
Takefuji Corp. ......................................         17,570          1,231
TDK Corp. ...........................................         11,000            763
Teijin Ltd. .........................................        135,000            559
Teikoku Oil Co., Ltd. ...............................         44,000            276
Toda Corp. ..........................................         47,000            243
Toho Bank, Ltd. .....................................         33,000            132
Tokuyama Corp. ......................................         37,000            230
Tokyo Broadcasting System, Inc. .....................         26,000            434
Tokyo Steel Manufacturing Co., Ltd.# ................         23,100            342
Tokyo Style Co., Ltd. ...............................         13,000            150
Tokyo Tatemono Co., Ltd. ............................         12,000             85
Toppan Printing Co., Ltd. ...........................        102,000          1,091
Toray Industries, Inc. ..............................        204,000            949
Toshiba TEC Corp. ...................................         42,000            195
Tostem Inax Holding Corp. ...........................         27,000            491
Toyo Ink Manufacturing Co., Ltd. ....................         40,000            173
Toyo Seikan Kaisha, Ltd. ............................         31,000            598
Toyo Suisan Kaisha, Ltd. ............................          7,000             98
Toyota Auto Body Co., Ltd. ..........................         12,800            211
Toyota Industries Corp. .............................         45,700          1,105
UNY Co., Ltd. .......................................         27,000            316
Wacoal Corp. ........................................         19,000            211
Yamaguchi Bank, Ltd. ................................         29,000            335
Yamanashi Chuo Bank, Ltd. ...........................         28,000            177
Yamazaki Baking Co., Ltd. ...........................         29,000            276
Yokohama Rubber Co., Ltd. ...........................         45,000            175
                                                                            -------
                                                                             96,138
                                                                            -------
Netherlands (4.8%)
ABN Amro Holding NV .................................        102,573          2,778
Aegon NV ............................................        248,069          3,365
AM NV ...............................................         13,643            143
Buhrmann NV .........................................         21,050            217
DSM NV ..............................................         16,542          1,030
Hagemeyer NV (a) # ..................................         75,855            184
Hunter Douglas NV ...................................          7,838            414
IHC Caland N.V. .....................................          4,437            280
ING Groep NV ........................................        219,044          6,312
Koninklijke Ahold NV (a) ............................        138,261          1,141
Koninklijke KPN NV ..................................         38,382            369
Koninklijke Numico NV (a) ...........................         18,747            718
Koninklijke Philips Electronics NV ..................        122,350          3,193
Koninklijke Vopak NV ................................          9,588            224
Nutreco Holding NV ..................................          5,436            163
NV Holdingsmaatschappij De Telegraaf ................          3,200             80
Oce NV ..............................................         13,438            206
Royal Nedlloyd NV ...................................          2,900            145
Vedior NV ...........................................         13,287            236
Versatel Telecom International NV (a)# ..............         74,287            197
VNU NV ..............................................         39,262          1,147
                                                                            -------
                                                                             22,542
                                                                            -------

                                   Continued

                                        ----------------------------------------
                                                       INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                      Shares          Value
                                                     --------       --------
COMMON STOCKS, continued
New Zealand (0.2%)
Auckland International Airport, Ltd. .........         67,870       $    381
Carter Holt Harvey, Ltd. .....................        237,750            368
Fletcher Building, Ltd. ......................         35,323            164
                                                                    --------
                                                                         913
                                                                    --------
Norway (0.8%)
Aker Kvaerner ASA (a) ........................          7,361            212
Aker Yards AS (a) ............................          4,538            118
DnB Holding ASA ..............................         57,600            527
Norsk Hydro ASA ..............................         16,080          1,225
Norske Skogindustrier ASA ....................         47,500            929
Storebrand ASA ...............................         74,200            656
                                                                    --------
                                                                       3,667
                                                                    --------
Portugal (0.3%)
Banco BPI SA .................................         14,440             59
Banco Espirito Santo SA ......................          3,990             69
Portugal Telecom, SGPS, SA ...................        110,300          1,366
                                                                    --------
                                                                       1,494
                                                                    --------
Singapore (0.8%)
DBS Group Holdings, Ltd.# ....................        102,000            984
Fraser & Neave, Ltd. .........................         22,600            230
Jardine Cycle & Carriage, Ltd. ...............          5,000             31
Keppel Corp., Ltd. ...........................         49,000            275
Oversea-Chinese Banking Corp., Ltd. ..........         77,000            644
SembCorp Industries, Ltd. ....................         51,000             58
Singapore Airlines, Ltd. .....................        119,000            851
Singapore Land, Ltd. .........................         20,000             67
United Overseas Bank, Ltd. ...................         94,000            799
United Overseas Land, Ltd. ...................         33,000             44
                                                                    --------
                                                                       3,983
                                                                    --------
Spain (5.1%)
Acciona SA ...................................          3,705            324
Acerinox SA ..................................         28,744            438
Antena 3 Television SA (a) ...................            871             67
Banco Bilbao Vizcaya Argentaria SA# ..........         99,000          1,669
Banco de Andalucia SA ........................            900             82
Banco de Sabadell SA# ........................         18,768            479
Banco Pastor SA ..............................          2,400             85
Banco Santander Central Hispano SA# ..........        721,018          8,553
Cementos Portland SA .........................          3,328            219
Corporacion Mapfre SA# .......................         21,977            321
Ebro Puleva SA # .............................         15,256            230
Endesa SA# ...................................         92,041          2,095
Iberia Lineas Aereas de Espana SA# ...........        116,152            402
Inmobiliaria Colonial SA .....................          4,000            177
Inmobiliaria Urbis SA ........................         13,781            217
Red Electrica de Espana# .....................          6,000            140
Repsol YPF SA# ...............................        130,632          3,341
Sociedad General de Aguas de Barcelona SA              18,371            390
Sol Melia SA# ................................         21,812            235
Telefonica SA ................................        257,754          4,688
Vallehermoso SA# .............................          7,072            113
                                                                    --------
                                                                      24,265
                                                                    --------

                                   Continued

                                                      Shares         Value
                                                     --------       --------
COMMON STOCKS, continued
Sweden (2.8%)
Electrolux AB, B Shares (a) ..................         13,000       $    277
Gambro AB, A Shares ..........................         32,500            476
Gambro AB, B Shares ..........................         10,500            151
Holmen AB, B Shares ..........................          9,900            330
Kinnevik Investment AB .......................         24,150            232
NCC AB, B Shares .............................          4,000             57
Nordea AB ....................................        334,300          3,099
Skandia Forsakrings AB .......................        108,400            562
Skandinaviska Enskilda Banken AB .............         76,700          1,367
Skanska AB, B Shares .........................          4,900             57
SSAB, A Shares ...............................          9,400            225
SSAB, B Shares ...............................          2,000             47
Svenska Cellulosa AB, Class B ................         26,100            998
Tele2 AB, B Shares ...........................         15,600            534
TeliaSonera AB ...............................        382,000          2,167
Trelleborg AB, B Shares ......................          9,000            145
Volvo AB, A Shares ...........................         16,900            660
Volvo AB, B Shares ...........................         35,900          1,456
Wihlborgs Fastigheter AB# ....................         10,185            205
                                                                    --------
                                                                      13,045
                                                                    --------
Switzerland (7.0%)
Baloise Holding, Ltd. ........................         30,600          1,442
Bank Sarasin & Cie AG, B Shares ..............             90            161
Banque Cantonale Vaudoise ....................          2,200            437
Berner Kantonalbank ..........................          4,900            685
Ciba Specialty Chemicals AG ..................         18,300          1,324
Clariant AG (a) ..............................         47,100            774
Compagnie Financiere Richemont AG ............        175,900          5,501
Converium Holding AG .........................          7,200             68
Credit Suisse Group ..........................         35,900          1,446
Ems-Chemie Holding AG ........................          1,150            105
Georg Fischer AG (a) .........................          1,910            505
Givaudan SA ..................................            200            126
Helvetia Patria Holding ......................          3,400            499
Holcim Ltd. ..................................         65,100          4,069
Julius Baer Holding, Ltd., B Shares ..........            220             77
Luzerner Kantonalbank ........................          2,393            480
PSP Swiss Property AG ........................         16,800            715
Rieter Holding AG ............................          1,590            482
SIG Holding AG ...............................          3,000            732
Sika AG ......................................            380            245
St. Galler Kantonalbank ......................          2,770            711
Swiss Life Holding (a) .......................         12,920          1,941
Swiss Prime Site (a) .........................            720            179
Swiss Re .....................................          9,300            636
Syngenta AG ..................................         40,600          4,368
Unaxis Holding AG ............................          7,000            768
Valiant Holding (a) ..........................          4,300            395
Valora Holding AG ............................          2,230            567
Vontobel Holding AG ..........................         14,200            344
Zurich Financial Services AG .................         20,500          3,408
                                                                    --------
                                                                      33,190
                                                                    --------

                                   Continued

-----------------------------------------------------
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
-----------------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                          Shares           Value
                                                        ---------         --------
COMMON STOCKS, continued
United Kingdom (21.1%)
Aggregate Industries PLC ...........................      314,207         $    816
Amvescap PLC .......................................      128,900              849
Arriva PLC .........................................       48,410              501
Associated British Foods PLC .......................      166,073            2,356
Associated British Ports Holdings PLC ..............       71,400              624
Aviva PLC ..........................................      564,393            6,752
BAA PLC ............................................      264,218            3,102
BAE Systems PLC ....................................      731,996            3,384
Barratt Developments PLC ...........................       57,000              652
BBA Group PLC ......................................      116,000              706
Bellway PLC ........................................       12,000              192
Berkeley Group PLC (a) .............................       35,610              557
Big Food Group PLC .................................       72,054              128
Bovis Homes Group PLC ..............................       19,000              221
Bradford & Bingley PLC .............................       74,000              461
Brambles Industries PLC ............................      142,000              734
Britannic Group PLC ................................       31,800              298
British Airways PLC (a) ............................      298,000            1,492
British Land Co. PLC ...............................      136,012            2,204
British Vita PLC ...................................       40,829              212
Brixton PLC ........................................       55,200              364
Cable & Wireless PLC ...............................      676,845            1,568
COLT Telecom Group PLC (a) .........................      416,000              446
Corus Group PLC (a) ................................    1,223,858            1,238
De Vere Group PLC ..................................       23,984              226
DS Smith PLC .......................................       78,167              235
easyJet PLC (a) ....................................      108,000              447
FKI PLC ............................................      122,150              290
Friends Provident PLC ..............................      418,000            1,257
George Wimpey PLC ..................................       95,673              756
Great Portland Estates PLC .........................       34,119              214
Greene King PLC ....................................       16,000              387
Hammerson PLC ......................................       76,100            1,214
Hanson PLC .........................................      179,000            1,668
HHG PLC (a) ........................................      408,291              478
Hilton Group PLC ...................................      451,145            2,507
Inchcape PLC .......................................       11,000              419
InterContinental Hotels Group PLC ..................      159,275            2,001
International Power PLC (a) ........................      410,172            1,300
ITV PLC ............................................      625,987            1,376
J Sainsbury PLC ....................................      480,263            2,557
Kingfisher PLC .....................................      120,511              693
Land Securities Group PLC ..........................       19,091              495
Lex Service PLC ....................................       16,900              207
Liberty International PLC ..........................       75,374            1,376
Logica PLC .........................................       97,950              325
London Merchant Securities PLC .....................       51,163              215
Mersey Docks & Harbour Co. .........................       16,401              301
Millennium & Copthorne Hotels PLC ..................       78,527              549
Mitchells & Butlers PLC ............................      125,921              772
mmO2 PLC (a) .......................................    2,392,000            5,663
Pearson PLC ........................................      174,000            2,018
Peninsular & Oriental Steam Navigation Co. .........      162,000              937
Persimmon PLC ......................................       54,001              730
Pilkington PLC .....................................      330,594              740

                                   Continued

                                                         Shares            Value
                                                       ----------         --------
COMMON STOCKS, continued
United Kingdom, continued
Pillar Property PLC ................................       18,694         $    294
Premier Oil PLC (a) ................................       17,081              185
Quintain Estates & Development PLC .................       22,000              235
RMC Group PLC ......................................       73,000            1,162
Rolls-Royce PLC ....................................      466,575            2,295
Royal & Sun Alliance Insurance Group PLC ...........      604,850              974
Schroders PLC ......................................       49,000              690
Scottish & Newcastle PLC ...........................      155,500            1,282
Scottish Power PLC .................................      351,325            2,786
Shire Pharmaceuticals Group PLC ....................      100,389            1,170
Singer & Friedlander Group PLC .....................       36,185              186
Slough Estates PLC .................................      114,800            1,107
Somerfield PLC .....................................      105,223              313
Stagecoach Group PLC ...............................      288,166              637
Stanley Leisure PLC ................................       26,625              209
Tate & Lyle PLC ....................................      101,294              839
Taylor Woodrow PLC .................................      138,496              747
Thus Group PLC (a) .................................      236,007               70
Trinity Mirror PLC .................................       80,510            1,030
Vodafone Group PLC .................................    6,573,300           16,952
Westbury PLC .......................................       20,310              181
WH Smith Group PLC .................................       44,640              301
WH Smith PLC, C Shares (a) .........................       62,000               72
Whitbread PLC ......................................       81,000            1,344
William Morrison Supermarkets PLC ..................      257,994              978
Wilson Bowden PLC ..................................       18,000              396
Wolverhampton & Dudley Breweries PLC ...............       15,306              310
Woolworths Group PLC ...............................      247,175              230
                                                                          --------
                                                                            99,185
                                                                          --------
TOTAL COMMON STOCKS ................................                       467,508
                                                                          --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (8.3%)
BNY Institutional Cash Reserve Fund ................   39,218,655           39,219
                                                                          --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDINGS ..............................                        39,219
                                                                          --------
TOTAL INVESTMENTS
  (Cost $345,094)^ -- 107.5% .......................                       506,727
Liabilities in excess of other assets --
  (7.5%) ...........................................                       (35,482)
                                                                          --------
NET ASSETS -- 100.0% ...............................                      $471,245
                                                                          ========

                 See notes to schedule of portfolio investments.

                                        ----------------------------------------
                                                                   BALANCED FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                       Shares or
                                                       Principal
                                                         Amount          Value
                                                      -----------      --------
COMMON STOCKS (57.7%)
3M Co. ............................................   $    15,000      $  1,265
Abbott Laboratories ...............................        24,000         1,080
AFLAC, Inc. .......................................        40,000         1,580
American Electric Power Co., Inc. .................        30,000         1,058
American International Group, Inc. ................        20,000         1,326
Amgen, Inc. (a) ...................................        50,000         3,112
Anadarko Petroleum Corp. ..........................        16,000         1,059
Bank of America Corp. .............................        50,000         2,319
Becton, Dickinson & Co. ...........................        10,000           567
BellSouth Corp. ...................................        50,000         1,312
Boeing Co. ........................................        30,000         1,518
BP PLC -- ADR .....................................        19,516         1,164
Bristol-Myers Squibb Co. ..........................        60,000         1,406
Caremark Rx, Inc. (a) .............................        27,000         1,056
ChevronTexaco Corp. ...............................        41,762         2,272
Cisco Systems, Inc. (a) ...........................       170,000         3,066
Citigroup, Inc. ...................................        65,000         3,188
Constellation Energy Group ........................        24,000         1,200
Dell, Inc. (a) ....................................        70,000         2,922
Dollar General Corp. ..............................        60,000         1,213
Dow Chemical Co. ..................................        27,000         1,342
E.I. du Pont de Nemours & Co. .....................        16,000           761
Eli Lilly & Co. ...................................        18,000           976
EMC Corp. (a) .....................................        75,000           983
Emerson Electric Co. ..............................        19,000         1,278
Exxon Mobil Corp. .................................        70,000         3,612
First Data Corp. ..................................        24,000           978
Freddie Mac .......................................        20,487         1,338
Genentech, Inc. (a) # .............................        40,000         1,908
General Dynamics Corp. ............................        12,000         1,239
General Electric Co. ..............................        36,000         1,300
Genuine Parts Co. .................................        24,000         1,016
Golden West Financial Corp. .......................        17,000         1,099
Goldman Sachs Group, Inc. .........................        10,246         1,105
H & R Block, Inc. # ...............................        30,000         1,449
Harley-Davidson, Inc. .............................        20,000         1,202
Hewlett-Packard Co. ...............................       129,678         2,540
Home Depot, Inc. ..................................        27,193         1,122
Honeywell International, Inc. .....................        30,000         1,079
IBM Corp. .........................................         9,260           865
Ingersoll-Rand Co., Class A .......................        14,000         1,041
International Paper Co. # .........................        30,000         1,175
J.P. Morgan Chase & Co. ...........................        53,672         2,004
Johnson & Johnson .................................        17,000         1,100
Kohl's Corp. (a) ..................................        22,000         1,034
Linear Technology Corp. ...........................        27,000         1,019
Lowe's Cos., Inc. .................................        20,000         1,140
MeadWestvaco Corp. ................................        38,000         1,098
Medtronic, Inc. ...................................        24,000         1,260
Merrill Lynch & Co., Inc. .........................        17,000         1,021
MGIC Investment Corp. .............................        16,000         1,022
Microsoft Corp. ...................................       103,441         2,718
Office Depot, Inc. (a) ............................        30,000           519


                                    Continued

                                                       Shares or
                                                       Principal
                                                         Amount          Value
                                                      -----------      --------
COMMON STOCKS, continued
Paychex, Inc. .....................................   $    25,000      $    762
PepsiCo, Inc. .....................................        20,000         1,074
Pfizer, Inc. ......................................        42,000         1,015
Procter & Gamble Co. ..............................        40,000         2,129
Raytheon Co. ......................................        20,000           748
Rockwell Automation, Inc. .........................        28,155         1,596
Sara Lee Corp. ....................................       100,000         2,348
SBC Communications, Inc. ..........................        40,583           964
Southern Co. ......................................        15,000           507
St. Paul Travelers Cos., Inc. .....................        30,000         1,126
Staples, Inc. .....................................        70,000         2,292
Starbucks Corp. (a) ...............................        18,000           972
Stryker Corp. .....................................        28,000         1,376
Sysco Corp. .......................................        35,000         1,224
Target Corp. ......................................        20,000         1,015
Texas Instruments, Inc. ...........................        30,000           696
U.S. Bancorp ......................................        30,000           902
Verizon Communications, Inc. ......................        32,023         1,140
Wachovia Corp. ....................................        19,000         1,042
Walgreen Co. ......................................        26,000         1,108
Washington Mutual, Inc. ...........................        60,000         2,421
Wellpoint Inc. (a) ................................        28,000         3,402
                                                                       --------
TOTAL COMMON STOCKS ...............................                     106,885
                                                                       --------
CORPORATE BONDS (18.3%)
Alabama Power Co., 3.50%, 11/15/07 ................           500           496
Alcoa, Inc., 7.38%, 8/1/10 ........................           900         1,036
Berkshire Hathaway, Inc., 3.38%, 10/15/08 .........         1,000           985
Black & Decker Corp., 4.75%, 11/1/14 (b) ..........           500           497
Bottling Group LLC, 2.45%, 10/16/06 # .............         1,000           982
Branch Banking & Trust, 4.88%, 1/15/13 ............           500           507
Caterpillar Financial Services Corp.,
  2.50%, 10/3/06, MTN .............................         1,000           983
Coca-Cola Co., 4.00%, 6/1/05 ......................         1,000         1,004
Conoco, Inc., 6.35%, 4/15/09 ......................         1,500         1,635
DaimlerChrysler NA Holding Corp.,
  6.50%, 11/15/13 .................................         1,000         1,092
Devon Financial Corp., ULC,
  6.88%, 9/30/11 ..................................           500           566
Diageo Capital PLC, 3.50%, 11/19/07 # .............         1,000           993
Duke Energy Corp., 6.25%, 1/15/12 .................           500           549
First Data Corp., 6.75%, 7/15/05 ..................         2,000         2,035
General Dynamics Corp., 4.50%, 8/15/10 ............         1,000         1,019
General Electric Co., 5.00%, 2/1/13 # .............         1,500         1,549
General Motors Acceptance Corp.,
  5.63%, 5/15/09 ..................................           500           489
Honeywell, Inc., 7.00%, 3/15/07 ...................           320           341
Hormel Foods Corp., 6.63%, 6/1/11 .................           450           507
IBM Corp., 7.50%, 6/15/13 .........................         1,000         1,204
International Paper Co., 5.30%, 4/1/15 ............           500           516
Lehman Brothers Holdings, Inc.,
  3.50%, 8/7/08 ...................................         1,000           985
McDonald's Corp., 5.75%, 3/1/12 ...................           700           756


                                    Continued

-----------------------------------------
BALANCED FUND
Schedule of Portfolio Investments
-----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                         Shares or
                                                         Principal
                                                           Amount       Value
                                                         ----------   --------
CORPORATE BONDS, continued
Northern Trust Co., 7.10%, 8/1/09 ................           $1,000   $  1,114
Protective Life Secured Trust, 4.00%,
  10/7/09, MTN ...................................              500        495
Prudential Funding LLC, 6.60%,
  5/15/08 (b) ....................................            2,000      2,158
St. Paul Cos., Inc., 5.75%, 3/15/07 ..............              750        777
SunTrust Banks, Inc., 7.38%, 7/1/06 ..............            2,000      2,102
Sysco Corp., 4.75%, 7/30/05 ......................            1,000      1,009
Target Corp., 5.88%, 3/1/12 ......................              500        547
Unilever Capital Corp., 6.88%, 11/1/05 ...........            2,000      2,055
Unilever Capital Corp., 7.13%, 11/1/10 ...........              300        344
Union Pacific Corp., 5.75%, 10/15/07 .............              400        420
Unitedhealth Group, Inc., 5.00%, 8/15/14 .........              500        507
Wachovia Corp., 6.63%, 11/15/06 # ................            1,475      1,554
                                                                      --------
TOTAL CORPORATE BONDS ............................                      33,808
                                                                      --------
U.S. TREASURY BONDS (8.4%)
7.50%, 11/15/16 # ................................            1,300      1,679
7.25%, 8/15/22 # .................................            1,500      1,975
6.25%, 8/15/23 # ++ ..............................            8,125      9,747
5.50%, 8/15/28 # .................................            2,000      2,236
                                                                      --------
TOTAL U.S. TREASURY BONDS ........................                      15,637
                                                                      --------
U.S. GOVERNMENT AGENCIES (8.0%)
5.83%, 2/9/06 ....................................            2,000      2,052
6.21%, 11/7/07 ...................................            2,300      2,456
6.25%, 3/5/12, Callable 3/5/07 @ 100 .............            1,500      1,563
5.50%, 11/1/16 - 11/1/17 .........................            3,294      3,402
6.50%, 11/20/28 - 10/15/33 .......................            4,077      4,293
6.00%, 6/15/33 ...................................              975      1,014
                                                                      --------
TOTAL U.S. GOVERNMENT
  AGENCIES .......................................                      14,780
                                                                      --------
U.S. TREASURY NOTES (4.6%)
3.00%, 2/15/09 # .................................            2,000      1,957
4.00%, 6/15/09 # .................................            1,500      1,523
4.25%, 11/15/13 # ................................            5,000      5,057
                                                                      --------
TOTAL U.S. TREASURY NOTES ........................                       8,537
                                                                      --------
AFFILIATED SECURITIES (1.4%)
AmSouth Prime Money Market Fund ..................        2,535,597      2,536
                                                                      --------
TOTAL AFFILIATED SECURITIES ......................                       2,536
                                                                      --------

                                    Continued

                                                         Shares or
                                                         Principal
                                                           Amount       Value
                                                         ----------   --------
MUNICIPAL BONDS (1.0%)
Chicago Public Building, 7.00%, 1/1/06 ...........      $     1,800   $  1,861
                                                                      --------
TOTAL MUNICIPAL BONDS ............................                       1,861
                                                                      --------
SHORT-TERM SECURITES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (12.8%)
BNY Institutional Cash Reserve Fund ..............       23,735,448     23,735
                                                                      --------
TOTAL SHORT-TERM SECURITES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .............................                      23,735
                                                                      --------
TOTAL INVESTMENTS
  (Cost $183,059)^ -- 112.2% .....................                     207,779
Liabilities in excess of other assets --
  (12.2%) ........................................                     (22,662)
                                                                      --------
NET ASSETS -- 100.0% .............................                    $185,117
                                                                      ========

                 See notes to schedule of portfolio investments.

------------------------------------------
STRATEGIC PORTFOLIOS:
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Portfolio Investments
------------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                   Shares         Value
                                                   -------       -------
AFFILIATED SECURITIES (100.3%)
Investment Companies (100.3%)
AmSouth Capital Growth Fund, I Shares ..........   758,989       $ 7,446
AmSouth Enhanced Market Fund, I Shares .........   889,656        10,196
AmSouth International Equity Fund,
  I Shares .....................................   397,609         5,463
AmSouth Large Cap Fund, I Shares ...............   270,628         4,860
AmSouth Limited Term Bond Fund,
  I Shares .....................................        45            --**
AmSouth Mid Cap Fund, I Shares .................   376,949         5,209
AmSouth Prime Money Market Fund,
  I Shares .....................................   493,905           494
AmSouth Select Equity Fund, I Shares ...........   344,086         5,000
AmSouth Small Cap Fund, I Shares (a) ...........   561,617         5,223
AmSouth Value Fund, I Shares ...................   477,783         7,855
                                                                 -------
TOTAL INVESTMENTS IN
  AFFILIATES ...................................                  51,746
                                                                 -------
TOTAL INVESTMENTS
  (Cost $43,211)^ -- 100.3% ....................                  51,746
Liabilities in excess of other assets --
  (0.3)% .......................................                    (142)
                                                                 -------
NET ASSETS -- 100.0% ...........................                 $51,604
                                                                 =======

                 See notes to schedule of portfolio investments.

                                        ----------------------------------------
                                                           STRATEGIC PORTFOLIOS:
                                                                GROWTH PORTFOLIO
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                          Shares       Value
                                                          -------     -------
AFFILIATED SECURITIES (99.7%)
Investment Companies (99.7%)
AmSouth Capital Growth Fund, I Shares .................   659,253     $ 6,467
AmSouth Enhanced Market Fund,
  I Shares ............................................   806,835       9,247
AmSouth Government Income Fund,
  I Shares ............................................   231,375       2,272
AmSouth High Quality Bond Fund,
  I Shares ............................................   693,115       7,728
AmSouth International Equity Fund,
  I Shares ............................................   370,721       5,094
AmSouth Large Cap Fund, I Shares ......................   240,660       4,322
AmSouth Limited Term Bond Fund,
  I Shares ............................................   434,079       4,497
AmSouth Mid Cap Fund, I Shares ........................   344,313       4,758
AmSouth Prime Money Market Fund,
  I Shares ............................................   564,642         565
AmSouth Select Equity Fund, I Shares ..................   316,944       4,605
AmSouth Small Cap Fund, I Shares (a) ..................   497,237       4,624
AmSouth Value Fund, I Shares ..........................   438,320       7,206
                                                                      -------
TOTAL INVESTMENTS IN
  AFFILIATES ..........................................                61,385
                                                                      -------
TOTAL INVESTMENTS
  (Cost $55,193)^ -- 99.7% ............................                61,385
Other assets in excess of liabilities -- 0.3% .........                   177
                                                                      -------
NET ASSETS -- 100.0% ..................................               $61,562
                                                                      =======

                 See notes to schedule of portfolio investments.

----------------------------------------
STRATEGIC PORTFOLIOS:
GROWTH AND INCOME PORTFOLIO
Schedule of Portfolio Investments
----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                         Shares           Value
                                                        ---------       --------
AFFILIATED SECURITIES (100.1%)
Investment Companies (100.1%)
AmSouth Capital Growth Fund, I Shares ...............     981,417       $  9,628
AmSouth Enhanced Market Fund, I Shares ..............   1,218,074         13,959
AmSouth Government Income Fund,
  I Shares ..........................................     975,060          9,575
AmSouth High Quality Bond Fund,
  I Shares ..........................................   1,818,420         20,275
AmSouth International Equity Fund,
  I Shares ..........................................     531,002          7,296
AmSouth Large Cap Fund, I Shares ....................     363,628          6,531
AmSouth Limited Term Bond Fund,
  I Shares ..........................................   1,302,508         13,494
AmSouth Mid Cap Fund, I Shares ......................     520,041          7,187
AmSouth Prime Money Market Fund,
  I Shares ..........................................   1,046,639          1,047
AmSouth Select Equity Fund, I Shares ................     479,837          6,972
AmSouth Small Cap Fund, I Shares (a) ................     739,228          6,875
AmSouth Value Fund, I Shares ........................     663,573         10,909
                                                                        --------
TOTAL INVESTMENTS IN
  AFFILIATES ........................................                    113,748
                                                                        --------
TOTAL INVESTMENTS
  (Cost $102,605)^ -- 100.1% ........................                    113,748
Liabilities in excess of other assets -- (0.1)% .....                        (63)
                                                                        --------
NET ASSETS -- 100.0% ................................                   $113,685
                                                                        ========

                 See notes to schedule of portfolio investments.

                                       -----------------------------------------
                                                  STRATEGIC PORTFOLIOS: MODERATE
                                                     GROWTH AND INCOME PORTFOLIO
                                               Schedule of Portfolio Investments
                                       -----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                         Shares        Value
                                                       ---------      -------
AFFILIATED SECURITIES (100.0%)
Investment Companies (100.0%)
AmSouth Capital Growth Fund, I Shares ..............     396,701      $ 3,892
AmSouth Enhanced Market Fund, I Shares .............     414,203        4,747
AmSouth Government Income Fund,
  I Shares .........................................     524,380        5,149
AmSouth High Quality Bond Fund,
  I Shares .........................................   1,016,407       11,332
AmSouth International Equity Fund,
  I Shares .........................................     209,182        2,874
AmSouth Large Cap Fund, I Shares ...................     143,677        2,580
AmSouth Limited Term Bond Fund,
  I Shares .........................................     750,428        7,774
AmSouth Mid Cap Fund, I Shares .....................     199,775        2,761
AmSouth Prime Money Market Fund,
  I Shares .........................................     487,620          488
AmSouth Select Equity Fund, I Shares ...............     181,400        2,636
AmSouth Small Cap Fund, I Shares (a) ...............     276,831        2,575
AmSouth Value Fund, I Shares .......................     233,186        3,834
                                                                      -------
TOTAL INVESTMENTS IN
  AFFILIATES .......................................                   50,642
                                                                      -------
TOTAL INVESTMENTS
  (Cost $47,477)^ -- 100.0% ........................                   50,642
Other assets in excess of liabilities -- + .........                       19
                                                                      -------
NET ASSETS -- 100.0% ...............................                  $50,661
                                                                      =======

                 See notes to schedule of portfolio investments.

                                       -----------------------------------------
                                                          GOVERNMENT INCOME FUND
                                               Schedule of Portfolio Investments
                                       -----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                       Shares
                                                         or
                                                     Principal
                                                       Amount                Value
                                                     ----------            --------
U.S. GOVERNMENT AGENCIES (95.9%)
Fannie Mae (25.9%)
6.44%, 8/14/07, MTN ..............................   $      425            $    454
7.50%, 4/1/15 - 6/1/15 ...........................          520                 553
5.00%, 6/30/15, Callable 3/18/05 @ 100 ...........          850                 849
5.00%, 9/1/33 - 1/1/35 ...........................       13,394              13,375
8.00%, 7/1/15 -9/1/33 ............................          356                 378
6.50%, 12/1/31 -2/1/34 ...........................       14,487              15,180
5.50%, 11/1/34 -1/1/35 ...........................       13,539              13,801
                                                                           --------
                                                                             44,590
                                                                           --------
Federal Farm Credit Bank (11.7%)
5.75%, 9/1/05, MTN ...............................          425                 432
2.48%, 2/27/06, Callable 3/15/05 @ 100 ...........        2,525               2,506
3.00%, 12/15/06, Callable 3/15/05 @ 100 ..........        6,725               6,673
5.70%, 9/3/08 ....................................        5,875               6,248
5.05%, 12/27/12, Callable 12/27/05 @ 100 .........        4,200               4,237
                                                                           --------
                                                                             20,096
                                                                           --------
Federal Home Loan Bank (3.2%)
5.82%, 3/30/09 ...................................          850                 915
5.89%, 3/30/09 ...................................        4,200               4,532
                                                                           --------
                                                                              5,447
                                                                           --------
Freddie Mac (21.6%)
5.50%, 8/1/08 - 1/1/35 ...........................       13,756              14,033
4.00%, 2/1/10 ....................................        1,993               1,984
6.00%, 5/1/16 - 11/1/33 ..........................        4,588               4,765
6.50%, 5/1/31 ....................................          192                 202
7.00%, 6/1/31 ....................................          468                 496
5.00%, 1/1/35 - 2/1/35 ...........................       15,580              15,572
                                                                           --------
                                                                             37,052
                                                                           --------
Government National Mortgage Assoc. (33.5%)
4.50%, 7/15/18 - 11/15/18 ........................       11,394              11,480
5.00%, 12/15/17 - 6/15/18 ........................       14,168              14,510
5.50%, 2/15/14 - 2/20/32 .........................        6,360               6,594
6.00%, 5/15/16 - 6/15/31 .........................       12,367              12,959
6.50%, 7/15/14 - 3/15/33 .........................        5,394               5,722
6.75%, 4/15/26 ...................................          548                 581
7.00%, 8/15/11 - 12/15/30 ........................        2,027               2,152
7.50%, 5/15/10 - 8/20/30 .........................        2,298               2,468
8.00%, 7/15/29 - 6/20/30 .........................          853                 925
8.50%, 11/15/20 - 2/15/23 ........................           19                  20
9.00%, 6/15/18 - 9/15/22 .........................          100                 111
9.50%, 5/15/18 - 8/15/21 .........................           92                 104
                                                                           --------
                                                                             57,626
                                                                           --------
TOTAL U.S. GOVERNMENT
  AGENCIES .......................................                          164,811
                                                                           --------
U.S. TREASURY OBLIGATIONS (2.3%)
5.63%, 2/15/06 # .................................        3,775               3,878
                                                                           --------
TOTAL U.S. TREASURY
  OBLIGATIONS ....................................                            3,878
                                                                           --------

                                    Continued

                                                       Shares
                                                         or
                                                     Principal
                                                       Amount                Value
                                                     ----------            --------
INVESTMENT COMPANIES (1.0%)
AIM Treasury Money Market Fund ...................   $1,669,370            $  1,669
                                                                           --------
TOTAL INVESTMENT COMPANIES .......................                            1,669
                                                                           --------
AFFILIATED SECURITIES (0.4%)
Amsouth Treasury Reserve Money
  Market Fund ....................................      660,496                 660
                                                                           --------
TOTAL AFFILIATED SECURITIES ......................                              660
                                                                           --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (2.4%)
BNY Institutional Cash Reserve Fund ..............    4,230,149               4,230
                                                                           --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .............................                            4,230
                                                                           --------
TOTAL INVESTMENTS
  (Cost $173,075)^ -- 102.0% .....................                          175,248
Liabilities in excess of other assets --
  (2.0%) .........................................                           (3,369)
                                                                           --------
NET ASSETS -- 100.0% .............................                         $171,879
                                                                           ========

                 See notes to schedule of portfolio investments.

----------------------------------------
LIMITED TERM BOND FUND
Schedule of Portfolio Investments
----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                         Shares
                                                           or
                                                       Principal
                                                         Amount           Value
                                                      -----------       --------
CORPORATE BONDS (64.0%)
3M Co., 4.15%, 6/30/05, MTN ......................... $       500       $    502
Abbott Laboratories, 5.40%, 9/15/08 .................       2,000          2,111
Alabama Power Co., 2.65%, 2/15/06 ...................         500            497
Alabama Power Co., 2.80%, 12/1/06 ...................       1,000            986
Allstate Financial Global Fund, 7.13%,
  9/26/05 (b) .......................................       2,000          2,050
American Honda Finance, 2.36%, ......................
5/11/07, MTN (c) ....................................       3,000          3,004
Asif Global Finance, 2.55%, 12/11/06 (b) (c)                3,000          3,003
Bank of New York Co., Inc., 3.90%, 9/1/07 ...........       1,000          1,005
Becton, Dickinson and Co., 7.15%, 10/1/09 ...........       1,000          1,128
Berkshire Hathaway, Inc., 3.38%,
  10/15/08 (b) ......................................       3,000          2,955
Boeing Capital Corp., 5.65%, 5/15/06 ................         403            414
Bottling Group, LLC, 2.45%, 10/16/06 ................       3,000          2,947
Bristol-Myers Squibb Co., 4.75%, 10/1/06 ............       1,650          1,680
Caterpillar Financial Services Corp.,
  2.50%, 10/3/06, MTN ...............................       2,000          1,966
Caterpillar Financial Services Corp.,
  3.10%, 5/15/07, MTN ...............................         500            494
Chase Manhattan Corp., 7.13%, 2/1/07 ................       2,500          2,670
Coca-Cola Enterprises, Inc., 2.50%, 9/15/06 .........       1,000            984
Coca-Cola Enterprises, Inc., 5.25%, 5/15/07 .........       1,000          1,035
Colgate-Palmolive Co., 5.34%, 3/27/06 ...............       2,000          2,045
Consolidated Edison, Inc., 3.63%, 8/1/08 # ..........         500            494
DaimlerChrysler NA Holding,
  7.20%, 9/1/09 .....................................       2,000          2,218
Diageo Capital PLC, 3.50%, 11/19/07 .................       1,000            993
Diageo Finance BV, 3.00%, 12/15/06 ..................       1,000            988
Donaldson Lufkin Jenrette, Inc., 6.90%,
  10/1/07, MTN ......................................       1,500          1,613
Eli Lilly & Co., 5.50%, 7/15/06 .....................       2,000          2,060
Emerson Electric Co., 7.88%, 6/1/05 .................       2,000          2,033
Fifth Third Bank, 2.70%, 1/30/07 ....................       2,000          1,964
First Data Corp., 4.70%, 11/1/06 ....................       3,000          3,053
First Union Corp., 6.88%, 9/15/05 ...................       2,000          2,045
FleetBoston Financial Corp., 4.88%,
  12/1/06 ...........................................       2,000          2,045
General Electric Capital corp., 3.75%,
  12/15/09 ..........................................       4,000          3,935
Gillette Co., 2.50%, 6/1/08 .........................       2,000          1,939
GlaxoSmithKline Capital PLC, 2.38%,
  4/16/07 ...........................................       1,100          1,075
Goldman Sachs Group, Inc., 2.75%,
  1/9/07, MTN (c) ...................................       3,000          3,004
GTE California, Inc., 7.65%, 3/15/07 ................       2,000          2,146
Hartford Life Global Fund, 2.66%, 9/15/09 ...........       2,000          1,993
Hershey Foods Corp., 6.70%, 10/1/05 .................       1,710          1,749
IBM Corp., 4.13%, 6/30/05 ...........................       1,000          1,005
IBM Corp., 3.80%, 2/1/08 ............................       1,000          1,005
Keycorp, 2.75%, 2/27/07, MTN ........................       2,000          1,958


                                    Continued

                                                         Shares
                                                           or
                                                       Principal
                                                         Amount           Value
                                                      -----------       --------
CORPORATE BONDS, continued
Lehman Brothers Holdings, Inc.,
  3.50%, 8/7/08 ..................................... $     2,000       $  1,970
Lowe's Cos., Inc., 6.38%, 12/15/05 ..................       1,000          1,025
McDonald's Corp., 3.88%, 8/15/07, MTN ...............       3,000          3,000
Merrill Lynch & Co.,, 4.13%, 9/10/09 ................       4,000          3,995
Morgan Stanley Dean Witter and Co.,
  6.10%, 4/15/06 ....................................       3,500          3,609
National City Bank of Indiana, 2.38%,
  8/15/06 ...........................................       2,000          1,965
Nationwide Life Global Fund, 2.75%,
  5/15/07 (b) .......................................       2,000          1,955
New York Times Co., 7.63%, 3/15/05 ..................       2,000          2,010
New York Times Co., 4.63%, 6/25/07,
  MTN ...............................................       2,000          2,038
Northern Trust Co., 6.70%, 9/15/05 ..................       1,725          1,760
Ontario, 3.35%, 7/16/07 .............................       3,000          2,978
Pacific Life Global Funding, 3.75%,
  1/15/09 (b) .......................................       1,000            987
Premium Asset Trust, 2.86%, 10/8/09 .................       2,000          2,000
Procter & Gamble Co., 3.50%, 12/15/08 ...............       1,000            992
Protective Life Secured Trusts, 4.00%,
  10/7/09, MTN ......................................       2,000          1,980
R.R. Donnelley & Sons Co., 5.00%,
  11/15/06 ..........................................       1,000          1,019
Sears Credit Account Master Trust,
  6.75%, 9/16/09 ....................................       5,000          5,105
SLM Corp., 4.47%, 2/1/10 ............................       2,000          1,985
Smith Enron, 5.97%, 12/15/06 ........................         413            415
St. Paul Cos., Inc., 5.75%, 3/15/07 .................       2,500          2,591
SunTrust Banks, Inc., 6.90%, 7/1/07 .................         510            547
SunTrust Banks, Inc., 6.25%, 6/1/08 .................       1,000          1,076
Sysco Corp., 4.75%, 7/30/05 .........................       1,500          1,513
Sysco Corp., 7.25%, 4/15/07 .........................       1,115          1,197
Target Corp., 7.50%, 2/15/05 ........................       1,000          1,001
Target Corp., 3.38%, 3/1/08 .........................         800            791
Toyota Motor Credit Corp., 5.65%, 1/15/07 ...........       3,000          3,112
U.S. Bancorp, 2.75%, 3/30/06 ........................       2,000          1,983
Unilever Capital Corp., 6.88%, 11/1/05 ..............       3,000          3,081
United Technologies Corp., 4.88%, 11/1/06 ...........       2,000          2,048
UnitedHealth Group, Inc., 5.20%, 1/17/07 ............       1,000          1,028
UnitedHealth Group, Inc., 3.38%, 8/15/07 ............       1,035          1,024
Univision Communications, Inc., 2.88%,
  10/15/06 ..........................................       1,500          1,477
USAA Capital Corp., 4.00%, 12/10/07,
  MTN (b) ...........................................       2,200          2,216
Vulcan Materials Co., 6.40%, 2/1/06 .................       2,500          2,582
Wal-Mart Stores, Inc., 5.45%, 8/1/06 # ..............       2,000          2,063
Wells Fargo & Co., 2.58%, 9/15/06 (c) ...............       1,000          1,001
                                                                        --------
TOTAL CORPORATE BONDS ...............................                    141,910
                                                                        --------

                                    Continued

-----------------------------------------
LIMITED TERM BOND FUND
Schedule of Portfolio Investments
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)
-----------------------------------------

                                                    Shares
                                                      or
                                                  Principal
                                                    Amount        Value
                                                  ----------     --------
U.S. TREASURY OBLIGATIONS (18.2%)
2.00%, 5/15/06 # ................................ $   11,000     $ 10,863
2.25%, 2/15/07 # ................................     26,000       25,484
3.88%, 5/15/09 # ................................      4,000        4,044
                                                                 --------
TOTAL U.S. TREASURY
  OBLIGATIONS ...................................                  40,391
                                                                 --------
U.S. GOVERNMENT AGENCIES (17.1%)
Fannie Mae (4.5%)
7.00%, 7/15/05 ..................................      5,000        5,095
3.41%, 8/30/07, Callable 9/1/05 @100 ............      5,000        4,966
                                                                 --------
                                                                   10,061
                                                                 --------
Federal Farm Credit Bank (3.1%)
2.38%, 12/23/05, Callable 2/11/05 @ 100 .........      5,000        4,956
2.70%, 11/24/06 .................................      2,000        1,974
                                                                 --------
                                                                    6,930
                                                                 --------
Federal Home Loan Bank (3.1%)
2.38%, 9/16/05 (c) ..............................      2,000        2,000
2.25%, 10/18/05 .................................      2,000        1,990
2.38%, 8/15/06 # ................................     10,000        9,857
                                                                 --------
                                                                   13,847
                                                                 --------
Freddie Mac (2.7%)
3.75%, 8/3/07 # .................................      6,000        6,000
                                                                 --------
Government National Mortgage Assoc. (0.5%)
7.50%, 4/15/09 - 8/15/11 ........................        336          355
8.00%, 12/15/07 - 4/15/10 .......................        649          689
8.50%, 9/15/09 - 12/15/09 .......................         91           99
                                                                 --------
                                                                    1,143
                                                                 --------
TOTAL U.S. GOVERNMENT
  AGENCIES ......................................                  37,981
                                                                 --------
INVESTMENT COMPANIES (+)
Goldman Sachs Financial Square Prime
  Obligations ...................................     67,336           67
                                                                 --------
TOTAL INVESTMENT COMPANIES ......................                      67
                                                                 --------
AFFILIATED SECURITIES (0.1%)
AmSouth Prime Money Market Fund .................    123,778          124
AmSouth Treasury Reserve Money
  Market Fund ...................................        730            1
                                                                 --------
TOTAL AFFILIATED SECURITIES .....................                     125
                                                                 --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (21.2%)
BNY Institutional Cash Reserve Fund ............. 46,931,750       46,932
                                                                 --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ............................                  46,932
                                                                 --------
TOTAL INVESTMENTS
  (Cost $267,893)^ -- 120.6% ....................                 267,406
Liabilities in excess of other assets --
  (20.6%) .......................................                 (45,639)
                                                                 --------
NET ASSETS -- 100.0% ............................                $221,767
                                                                 ========

                 See notes to schedule of portfolio investments.

----------------------------------------
HIGH QUALITY BOND FUND
Schedule of Portfolio Investments
----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                        Shares
                                                          or
                                                      Principal
                                                        Amount         Value
                                                     -----------     --------
CORPORATE BONDS (47.1%)
Alabama Power Co., 7.13%, 10/1/07 .................. $     1,700     $  1,839
Alcoa, Inc., 7.38%, 8/1/10 .........................       4,000        4,606
Allstate Financial Global Fund, 7.13%,
  9/26/05 (b) ......................................       1,000        1,025
Asif Global Financing, 3.85%, 11/26/07 (b) .........       5,000        4,999
Baltimore Gas & Electric, 7.50%, 1/15/07 ...........       3,100        3,317
Bank One Corp., 7.00%, 7/15/05 .....................       3,157        3,212
Bank One, Texas NA, 6.25%, 2/15/08 .................       1,000        1,060
Bear Stearns Cos., Inc., 4.00%, 1/31/08 ............       2,800        2,810
BellSouth Telecommunications, 6.50%,
  6/15/05 ..........................................       3,500        3,544
Berkshire Hathaway, Inc., 3.38%,
  10/15/08 (b) .....................................       3,000        2,955
Black & Decker Corp., 4.75%, 11/1/14 ...............       4,500        4,472
Bottling Group, LLC, 2.45%, 10/16/06 ...............       5,500        5,404
Branch Banking & Trust, 4.88%, 1/15/13 .............       4,500        4,561
British Columbia, 4.63%, 10/3/06 ...................       3,000        3,059
Caterpillar Financial Services Corp.,
  2.50%, 10/3/06, MTN ..............................       2,100        2,064
Caterpillar Financial Services Corp.,
  3.10%, 5/15/07, MTN # ............................       2,300        2,273
Caterpillar, Inc., 6.55%, 5/1/11 # .................       1,000        1,123
Chubb Corp., 6.15%, 8/15/05 ........................       1,000        1,015
Chubb Corp., 6.00%, 11/15/11 .......................       1,000        1,084
Clorox Co., 6.13%, 2/1/11 ..........................         500          548
Colgate-Palmolive Co., 5.34%, 3/27/06 ..............       4,400        4,499
Conoco, Inc., 6.35%, 4/15/09 # .....................       1,000        1,090
DaimlerChrysler NA Holding Corp.,
  6.50%, 11/15/13 ..................................       6,000        6,547
Devon Financing Corp., ULC, 6.88%,
  9/30/11 ..........................................       5,000        5,656
Duke Energy Corp., 6.25%, 1/15/12 ..................       5,000        5,489
Emerson Electric Co., 6.30%, 11/1/05 ...............       1,500        1,532
Fifth Third Bank, 6.75%, 7/15/05 ...................       4,000        4,065
Fifth Third Bank, 2.70%, 1/30/07 ...................       1,000          982
First Data Corp., 4.70%, 11/1/06 # .................       7,000        7,123
First Union Corp., 6.88%, 9/15/05 ..................       5,000        5,113
FleetBoston Financial Corp., 4.88%,
  12/1/06 ..........................................       2,100        2,147
Ford Motor Credit Co., 6.25%, 12/8/05 ..............       3,485        3,557
General Electric Co., 5.00%, 2/1/13 ................      12,000       12,387
General Motors Acceptance Corp.,
  7.50%, 7/15/05 ...................................       3,000        3,049
General Motors Acceptance Corp.,
  6.15%, 4/5/07 ....................................       2,000        2,030
General Motors Acceptance Corp.,
  5.63%, 5/15/09 ...................................       5,000        4,893
Georgia Power Co., 4.00%, 1/15/11 ..................       3,000        2,927
GlaxoSmithKline Capital PLC, 2.38%,
  4/16/07 ..........................................       1,000          977
GTE California, Inc., 7.65%, 3/15/07 ...............       1,000        1,073
GTE California, Inc., 6.70%, 9/1/09 ................       1,500        1,631
Honeywell, Inc., 7.00%, 3/15/07 ....................       2,000        2,132

                                    Continued

----------------------------------------
HIGH QUALITY BOND FUND
Schedule of Portfolio Investments
----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                    Shares
                                                      or
                                                  Principal
                                                    Amount          Value
                                                 -----------       -------
CORPORATE BONDS, continued
Hormel Foods Corp., 6.63%, 6/1/11 .............. $     7,000       $ 7,893
Household Finance Corp., 6.50%, 1/24/06 ........       5,000         5,151
IBM Corp., 5.38%, 2/1/09 .......................       5,000         5,275
International Paper Co., 5.30%, 4/1/15 .........       5,000         5,156
John Deere Capital Corp, 7.00%, 3/15/12 ........       6,000         6,945
John Hancock Financial Services, Inc.,
  5.63%, 12/1/08 ...............................       5,000         5,281
Kimberly-Clark Corp., 7.10%, 8/1/07 ............       1,700         1,842
Lehman Brothers Holdings, Inc., 3.50%,
  8/7/08 .......................................       6,000         5,909
May Department Stores Co., 7.90%,
  10/15/07 .....................................       1,000         1,095
McDonald's Corp., 5.38%, 4/30/07, MTN ..........       2,000         2,075
McDonald's Corp., 5.35%, 9/15/08 ...............       5,500         5,782
McDonald's Corp., 6.00%, 4/15/11, MTN ..........         700           762
McDonnell Douglas Corp., 6.88%, 11/1/06 ........       2,145         2,258
Mellon Funding Corp., 6.40%, 5/14/11 ...........       2,000         2,223
MetLife, Inc., 6.13%, 12/1/11 ..................       1,000         1,095
Morgan Stanley, 6.50%, 11/1/05 .................       3,500         3,592
NationsBank Corp., 7.75%, 8/15/15 ..............       1,100         1,337
New York Times Co., 4.63%,
  6/25/07, MTN .................................       2,800         2,853
Nike, Inc., 5.50%, 8/15/06 .....................       3,500         3,607
Northern Trust Co., 7.10%, 8/1/09 ..............       6,000         6,686
Pharmacia Corp., 5.75%, 12/1/05 ................       2,600         2,655
Phillips Petroleum Co., 6.38%, 3/30/09 .........       2,000         2,180
PPG Industries, Inc., 7.05%, 8/15/09 ...........       2,500         2,769
Protective Life Secured Trusts, 4.00%,
  10/7/09, MTN .................................       3,500         3,465
Prudential Funding LLC, 6.60%, (b)
  5/15/08 ......................................       6,000         6,473
Rockwell International Corp., 6.63%, 6/1/05.....       3,456         3,495
Sara Lee Corp., 6.15%, 6/19/08, MTN ............       5,625         6,036
Sears Credit Account Master Trust,
  6.75%, 9/16/09 ...............................       5,000         5,106
Smith Enron, 5.97%, 12/15/06 ...................         638           641
St. Paul Cos., Inc., 5.75%, 3/15/07 ............       9,125         9,456
State Street Corp., 7.65%, 6/15/10 .............       5,000         5,858
SunTrust Bank, Inc., 6.38%, 4/1/11 .............         500           556
SunTrust Banks, Inc., 7.38%, 7/1/06 ............       3,159         3,321
Sysco Corp., 4.75%, 7/30/05 ....................       2,500         2,522
Target Corp., 5.88%, 3/1/12 # ..................       3,500         3,837
Texaco Capital, 7.09%, 2/1/07 ..................       4,000         4,270
Unilever Capital Corp., 7.13%, 11/1/10 .........       5,000         5,739
United Technologies Corp., 7.13%,
  11/15/10 .....................................       5,000         5,742
UnitedHealth Group, Inc., 5.00%, 8/15/14 .......       5,000         5,074
US Bank NA, 3.75%, 2/6/09 ......................       2,000         1,976
Vulcan Materials Co., 6.00%, 4/1/09 ............       2,000         2,127
Wachovia Corp., 6.61%, 10/1/25 .................       1,875         2,147
Wal-Mart Stores, Inc., 5.45%, 8/1/06 ...........       4,500         4,642
Wisconsin Electric Power, 6.63%, 11/15/06 ......       3,500         3,679
                                                                   -------
TOTAL CORPORATE BONDS ..........................                   304,452
                                                                   -------

                                   Continued

                                                    Shares
                                                      or
                                                  Principal
                                                    Amount          Value
                                                 -----------       -------
U.S. TREASURY OBLIGATIONS (31.1%)
3.00%, 2/15/09 # ............................... $    30,000       $29,363
4.25%, 11/15/13 # ..............................      38,000        38,431
7.50%, 11/15/16 # ..............................      19,000        24,535
6.25%, 8/15/23 # ...............................      64,900        77,856
5.50%, 8/15/28 # ...............................      28,000        31,306
                                                                   -------
TOTAL U.S. TREASURY
  OBLIGATIONS ..................................                   201,491
                                                                   -------
U.S. GOVERNMENT AGENCIES (19.7%)
Fannie Mae (10.1%)
1.92%, 7/6/05 ..................................       4,000         4,000
2.43%, 10/3/05 .................................       4,000         4,000
2.63%, 1/19/07, Callable 1/19/05 @ 100 # .......      10,000         9,847
7.13%, 3/15/07 .................................       5,000         5,370
3.52%, 1/28/08, Callable 1/28/05 @ 100 .........       5,000         4,979
3.75%, 9/15/08, Callable 9/15/05 @ 100 .........      21,000        20,869
5.50%, 12/1/17 .................................      11,114        11,482
6.00%, 7/1/33 ..................................       5,251         5,424
                                                                   -------
                                                                    65,971
                                                                   -------
Federal Farm Credit Bank (0.3%)
2.32%, 10/3/05 .................................       2,000         2,000
                                                                   -------
Federal Home Loan Bank (0.8%)
2.38%, 8/15/06 # ...............................       5,000         4,929
                                                                   -------
Freddie Mac (4.9%)
3.75%, 8/3/07 # ................................      21,000        21,000
6.25%, 3/5/12, Callable 3/5/07 @ 100 ...........      10,000        10,425
                                                                   -------
                                                                    31,425
                                                                   -------
Government National Mortgage Association (3.6%)
6.50%, 8/15/11 - 12/15/32 ......................      18,312        19,301
7.00%, 9/15/11 - 5/15/32 .......................       3,345         3,551
7.50%, 8/15/11 .................................         108           115
8.00%, 5/15/10 .................................          79            85
                                                                   -------
                                                                    23,052
                                                                   -------
TOTAL U.S. GOVERNMENT
  AGENCIES .....................................                   127,377
                                                                   -------
MUNICIPAL BONDS (0.1%)
Georgia (0.1%)
Atlanta Downtown Development Lease
  Revenue Bond, 6.88%, 2/1/21 ..................         800           963
                                                                   -------
TOTAL MUNICIPAL BONDS ..........................                       963
                                                                   -------
INVESTMENT COMPANIES (0.4%)
Goldman Sachs Financial Square Prime
  Obligations ..................................   2,343,843         2,344
                                                                   -------
TOTAL INVESTMENT COMPANIES .....................                     2,344
                                                                   -------
AFFILIATED SECURITIES (0.1%)
AmSouth Prime Money Market Fund ................     925,472           926
AmSouth Treasury Reserve Money
  Market Fund ..................................       9,490             9
                                                                   -------
TOTAL AFFILIATED SECURITIES ....................                       935
                                                                   -------

                                    Continued

---------------------------------------
HIGH QUALITY BOND FUND
Schedule of Portfolio Investments
---------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                 Shares
                                                   or
                                               Principal
                                                 Amount         Value
                                              -----------     --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (13.1%)
BNY Institutional Cash Reserve Fund ......... $84,924,071     $ 84,924
                                                              --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                   84,924
                                                              --------
TOTAL INVESTMENTS
  (Cost $696,403)^ -- 111.6% ................                  722,486
                                                              --------
Liabilities in excess of other assets --
  (11.6%) ...................................                  (75,539)
                                                              --------
NET ASSETS -- 100.0% ........................                 $646,947
                                                              ========

                 See notes to schedule of portfolio investments.

                                         ---------------------------------------
                                                                    HIGH QUALITY
                                                             MUNICIPAL BOND FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                 Principal
                                                   Amount         Value
                                                 ----------      -------
MUNICIPAL BONDS (99.1%)
Alabama (33.3%)
Alabama 21st Century Authority Tobacco
  Settlement Revenue, 5.13%, 12/1/05 .........   $    1,000      $ 1,013
Alabama 21st Century Authority Tobacco
  Settlement Revenue, 5.25%, 12/1/06 .........        1,000        1,031
Alabama State Agriculture & Mechanical
  University, Revenue, 4.55%, 11/1/09,
  Callable 5/1/08 @ 102, MBIA ................        2,245        2,398
Alabama State Agriculture & Mechanical
  University, Revenue, 4.65%, 11/1/10,
  Callable 5/1/08 @ 102, MBIA ................        2,355        2,512
Alabama State Public School & College
  Authority, 5.13%, 11/1/14, Callable
  11/1/08 @ 101.5, FSA .......................        8,000        8,744
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.25%, 8/15/08, Callable 8/15/06 @ 100,
  AMBAC ......................................        1,095        1,141
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.38%, 8/15/10, Callable 8/15/06 @ 100,
  AMBAC ......................................          860          898
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.40%, 8/15/11, Callable 8/15/06 @ 100,
  AMBAC ......................................        1,840        1,921
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.50%, 8/15/16, Callable 8/15/06 @ 100,
  AMBAC ......................................        3,890        4,071
Alabama State, Series E, GO,
  4.00%, 9/1/08 ..............................        2,855        2,986
Alabama State, Series E, GO,
  4.00%, 9/1/09 ..............................        4,210        4,418
Athens, Warrants, GO,
  1.85%, 2/1/06, MBIA ........................          680          677
Athens, Warrants, GO,
  2.35%, 2/1/07, MBIA ........................          690          688
Auburn University, University Revenues,
  General Fee, 5.00%, 6/1/13, Callable
  6/1/12 @ 100, AMBAC ........................        4,800        5,293
Auburn University, University Revenues,
  General Fee, Series A, 5.50%, 6/1/12,
  Callable 6/1/11 @ 100, MBIA ................        2,125        2,400
Birmingham, Capital Improvements,
  Series A, GO, 4.75%, 10/1/10,
  Callable 4/1/08 @ 102 ......................        1,340        1,434
Birmingham, Capital Improvements,
  Series A, GO, 4.85%, 10/1/11,
  Callable 4/1/08 @ 102 ......................        1,430        1,527
Birmingham, Capital Improvements,
  Series B, GO, 4.80%, 10/1/08,
  Callable 4/1/07 @ 102 ......................        1,040        1,106

                                    Continued

-----------------------------------------
HIGH QUALITY
MUNICIPAL BOND FUND
Schedule of Portfolio Investments
-----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                        Principal
                                                          Amount             Value
                                                       ----------           -------
MUNICIPAL BONDS, continued
Alabama, continued
Birmingham, Industrial Water Board,
  Industrial Water Supply, 5.40%, 3/1/05,
  Callable 12/6/04 @ 101, OID, ETM .................   $    1,000           $ 1,003
Birmingham, Industrial Water Board,
  Industrial Water Supply, 5.50%, 3/1/06,
  Prerefunded 3/1/05 @ 100, OID ....................        1,300             1,304
Birmingham, Industrial Water Board,
  Industrial Water Supply, 6.20%, 7/1/08,
  Prerefunded 1/1/07 @ 100 .........................        1,885             1,975
Birmingham, Special Care Facilities Funding
  Authority, Series D, 4.95%, 11/1/14,
  Prerefunded 11/1/07 @ 100 ........................        2,235             2,370
Clark & Mobile County, Gas District, 5.60%,
  12/1/17, Callable 12/1/06 @ 102, MBIA ............        1,045             1,124
Decatur, Warrants, Series A, GO,
  2.25%, 12/1/05 ...................................          435               435
Decatur, Warrants, Series A, GO,
  2.40%, 12/1/06 ...................................          205               205
Decatur, Warrants, Series A, GO,
  2.50%, 12/1/07 ...................................          210               210
Decatur, Warrants, Series B, GO,
  2.25%, 12/1/05 ...................................          215               215
Decatur, Warrants, Series B, GO,
  2.40%, 12/1/06 ...................................          100               100
Decatur, Warrants, Series B, GO,
  2.50%, 12/1/07 ...................................          140               140
Decatur, Warrants, Series C, GO,
  2.50%, 8/1/05 ....................................          245               245
Decatur, Warrants, Series C, GO,
  2.88%, 8/1/06 ....................................          200               201
Decatur, Warrants, Series C, GO,
  2.88%, 8/1/07 ....................................          220               222
Decatur, Warrants, Series D, GO,
  2.50%, 8/1/05 ....................................          580               581
Decatur, Warrants, Series D, GO,
  2.88%, 8/1/06 ....................................          590               594
Decatur, Warrants, Series D, GO,
  2.88%, 8/1/07 ....................................          610               615
Dothan, GO, 5.05%, 9/1/09, FSA .....................          905               990
Dothan, GO, 5.10%, 9/1/10, Callable
  9/1/09 @ 101, FSA ................................        1,515             1,663
Florence Water, Series B, 4.70%, 12/1/13,
  Callable 12/1/08 @ 102, FSA ......................        1,025             1,089
Florence, Warrants, GO, 4.00%, 9/1/13, FSA .........        1,340             1,396
Florence, Warrants, GO, 4.00%, 9/1/14,
  Callable 3/1/14 @ 100, FSA .......................        1,245             1,290
Florence, Warrants, Series A, GO,
  4.35%, 12/1/07, FSA ..............................          390               409
Florence, Warrants, Series A, GO,
  2.40%, 9/1/08, MBIA ..............................        1,370             1,353
Florence, Warrants, Series A, GO,
  4.40%, 12/1/08, FSA ..............................          405               430
Florence, Warrants, Series A, GO,
  4.50%, 12/1/09, FSA ..............................          425               456

                                    Continued

                                                        Principal
                                                          Amount             Value
                                                       ----------           -------
MUNICIPAL BONDS, continued
Alabama, continued
Florence, Warrants, Series A, GO, 4.60%,
  12/1/10, Callable 12/1/08 @ 102, FSA .............   $      445           $   478
Florence, Warrants, Series B, GO, 4.35%,
  12/1/07, FSA .....................................          790               829
Florence, Warrants, Series B, GO, 4.40%,
  12/1/08, FSA .....................................          825               877
Florence, Warrants, Series B, GO, 4.50%,
  12/1/09, Callable 12/1/08 @ 102, FSA .............          865               928
Florence, Warrants, Series B, GO, 4.60%,
  12/1/10, Callable 12/1/08 @ 102, FSA .............          900               967
Homewood Board of Education, Warrants,
  Capital Outlay, 4.00%, 2/1/10, FSA ...............        1,085             1,138
Homewood Board of Education, Warrants,
  Capital Outlay, 4.00%, 2/1/11, FSA ...............        1,000             1,049
Homewood Board of Education, Warrants,
  Capital Outlay, 4.00%, 2/1/12, FSA ...............        1,010             1,057
Huntsville, Series A, GO, 4.75%, 11/1/18,
  Callable 11/1/08 @ 101 ...........................        1,445             1,533
Huntsville Electric, 4.60%, 12/1/09,
  Callable 12/1/07 @ 102 ...........................          550               585
Huntsville Electric, 4.70%, 12/1/10,
  Callable 12/1/07 @ 102 ...........................          660               701
Huntsville Electric, 4.80%, 12/1/11,
  Callable 12/1/07 @ 102 ...........................          680               729
Huntsville, Warrants, Series B, GO,
  4.10%, 11/1/07 ...................................        3,380             3,519
Huntsville, Water Treatment Systems,
  Series A, GO, 5.13%, 5/1/20, Callable
  5/1/12 @ 102, OID ................................        1,895             2,075
Jefferson County, Warrants, GO,
  5.10%, 2/15/10, FSA ..............................        1,000             1,100
Madison Water & Wastewater Board,
  Water & Sewer Revenue, 4.60%,
  12/1/11, AMBAC ...................................          725               776
Mobile County, Warrants, GO, 5.25%,
  8/1/12, FSA ......................................        6,165             6,954
Mobile County, Warrants, GO, 5.25%,
  8/1/13, FSA ......................................        3,440             3,900
Mobile, Warrants, GO, 4.85%, 2/15/09 ...............        1,505             1,554
Montgomery Downtown Redevelopment
  Authority, Lease Revenue, 5.00%,
  10/1/08, MBIA ....................................        1,895             2,044
Montgomery, Warrants, GO, 5.00%,
  5/1/11, AMBAC ....................................        1,530             1,691
Montgomery, Warrants, GO, 5.25%,
  5/1/12, AMBAC ....................................        2,545             2,865
Montgomery, Waterworks & Sanitation
  Sewer Board, Water & Sewer Systems
  Revenue, 5.50%, 9/1/08, Callable
  9/1/06 @ 101, OID, MBIA ..........................        3,000             3,169
Montgomery, Waterworks & Sanitation
  Sewer Board, Water & Sewer Systems
  Revenue, 5.25%, 9/1/18, Callable
  9/1/11 @ 101, AMBAC ..............................        4,125             4,571

                                    Continued

                                        ----------------------------------------
                                                                   HIGH QUALITY
                                                             MUNICIPAL BOND FUND
                                               Schedule of Portfolio Investments
                                        ----------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                     Principal
                                                       Amount              Value
                                                     ----------           -------
MUNICIPAL BONDS, continued
Alabama, continued
Shelby County Board of Education,
  Warrants, Capital Outlay, 4.80%, 2/1/10,
  Callable 2/1/09 @ 101, AMBAC ...................   $    1,005           $ 1,084
University of Alabama General Fee, 4.60%,
  6/1/09, Unrefunded Portion, OID, MBIA ..........          890               942
University of Alabama General Fee, 4.60%,
  6/1/09, Prerefunded 6/1/07 @ 102, OID,
  MBIA ...........................................          310               331
University of Alabama General Fee, 4.70%,
  6/1/10, Unrefunded Portion, OID, MBIA ..........          960             1,018
University of Alabama General Fee, 4.70%,
  6/1/10, Prerefunded 6/1/07 @ 102, OID,
  MBIA ...........................................          340               364
University of Alabama General Fee, 4.75%,
  6/1/11, Prerefunded 6/1/07 @ 102, OID,
  MBIA ...........................................          395               423
University of Alabama General Fee, 4.75%,
  6/1/11, Unrefunded Portion, OID, MBIA ..........        1,105             1,175
University of South Alabama, University
  Revenues, Tuition, 4.70%, 11/15/08,
  Callable 5/15/06 @ 102, OID, AMBAC .............        2,185             2,287
                                                                          -------
                                                                          117,586
                                                                          -------
Arizona (3.0%)
Arizona School Facilities, Board Revenue,
  State School Improvement, 5.50%, 7/1/10                 3,000             3,381
Phoenix Arizona Civic Improvement
  Corporation, Wastewater System Revenue,
  5.25%, 7/1/14, MBIA ............................        6,305             7,181
                                                                          -------
                                                                           10,562
                                                                          -------
California (1.8%)
Franklin-McKinley School District, GO,
  6.00%, 7/1/16, FSA .............................        1,000             1,213
San Mateo County Transit District, Sales
  Tax Revenue, Series A, 5.25%, 6/1/16,
  Callable 6/1/09 @ 101, FSA .....................        4,765             5,247
                                                                          -------
                                                                            6,460
                                                                          -------
Colorado (1.9%)
Central Platte Valley Metropolitan District,
  5.20%, 12/1/17, Prerefunded 12/1/09 @
  101, OID, ACA ..................................        5,940             6,616
                                                                          -------
Connecticut (1.8%)
Connecticut State, Special Tax Obligation
  Revenue, 5.25%, 7/1/17, AMBAC ..................        5,385             6,242
                                                                          -------
Florida (11.1%)
Collier County, GO, 5.00%, 1/1/13,
  AMBAC ..........................................        3,805             4,257
Dade County, Series DD, GO, 7.70%,
  10/1/08, AMBAC .................................        1,760             2,064
Dade County, Series DD, GO, 7.70%,
  10/1/12, AMBAC .................................        1,000             1,272
Florida State Board of Education, Capital
  Outlay, Series A, GO, 5.00%, 6/1/08 ............        6,500             6,997

                                    Continued

                                                     Principal
                                                       Amount              Value
                                                     ----------           -------
MUNICIPAL BONDS, continued
Florida, continued
Jacksonville, Water & Sewer District,
  Revenue, 5.00%, 10/1/20, Prerefunded
  9/30/08 @ 101, OID, MBIA .......................   $    9,550           $10,141
Key West Utilities Board, Electric Revenue,
  6.00%, 10/1/13, AMBAC ..........................        2,450             2,919
Reedy Creek, Improvement District,
  Series 1, 5.50%, 10/1/08, Callable
  10/1/07 @ 101, AMBAC ...........................        8,070             8,745
Seminole County, Water and Sewer Revenue,
  6.00%, 10/1/19, OID, ETM, MBIA .................        2,060             2,494
                                                                          -------
                                                                           38,889
                                                                          -------
Hawaii (1.1%)
Hawaii State, GO, 5.50%, 3/1/16,
  Prerefunded 3/1/07 @ 102, FGIC .................        3,625             3,920
                                                                          -------
Illinois (0.5%)
Will County Forest Preservation District,
  Series B, 0.00%, 12/1/18, OID, FGIC ............        3,000             1,626
                                                                          -------
Kentucky (0.6%)
Carrollton & Henderson Public Energy
  Authority, Gas Revenue, Series A,
  5.00%, 1/1/09, FSA .............................        2,000             2,159
                                                                          -------
Louisiana (0.4%)
Louisiana Local Government Environmental
  Facilities, Community Development
  Authority Revenue, Capital Projects &
  Equipment Acquisition, 5.25%,
  12/1/18, AMBAC .................................        1,085             1,232
                                                                          -------
Maryland (2.0%)
Prince Georges County, Series C, GO,
  5.00%, 12/1/15, Callable 12/1/14 @ 100 .........        2,045             2,290
Prince Georges County, Series E, GO,
  5.00%, 12/1/15, Callable 12/1/14 @ 100 .........        4,175             4,677
                                                                          -------
                                                                            6,967
                                                                          -------
Minnesota (0.7%)
Centennial Independent School District No.
  12, Series A, GO, 5.60%, 2/1/07, MBIA ..........        2,175             2,311
                                                                          -------
Mississippi (0.3%)
Mississippi State, Series B, GO, 5.90%,
  11/15/09, OID ..................................        1,000             1,134
                                                                          -------
Missouri (0.6%)
Fort Zumalt School District, GO, 5.00%,
  3/1/16, Callable 3/1/15 @ 100 ..................        1,955             2,177
                                                                          -------
New Jersey (3.3%)
New Jersey State Highway Authority,
  Garden State Parkway General Revenue,
  5.50%, 1/1/13, ETM, FGIC .......................       10,000            11,458
                                                                          -------
Ohio (3.1%)
Ohio State Higher Education, Series A,
  GO, 5.20%, 2/1/10 ..............................        9,700            10,725
                                                                          -------
Oklahoma (0.5%)
Moore, GO, 5.75%, 4/1/12, MBIA ...................        1,530             1,753
                                                                          -------

                                    Continued

-----------------------------------------
HIGH QUALITY
MUNICIPAL BOND FUND
Schedule of Portfolio Investments
-----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                      Principal
                                                       Amount              Value
                                                     ----------           -------
MUNICIPAL BONDS, continued
Oregon (2.3%)
Salem, GO, 4.45%, 12/1/10, Callable
  6/1/09 @ 100, OID, FSA .........................   $    2,365           $ 2,504
Washington County Criminal Justice
  Facilities, GO, 5.00%, 12/1/09, Callable
  12/1/07 @ 100 ..................................        5,285             5,619
                                                                          -------
                                                                            8,123
                                                                          -------
Pennsylvania (3.3%)
Pennsylvania State, GO, 5.38%, 7/1/17 ............       10,000            11,596
                                                                          -------
Rhode Island (1.0%)
Rhode Island State, Series A, GO, 5.75%,
  9/1/13, Prerefunded 9/1/09 @ 101, FGIC .........        3,065             3,475
                                                                          -------
South Carolina (1.6%)
Beaufort County School District, Series B,
  GO, 4.10%, 2/1/09, Callable 2/1/07 @
  101, SCSDE .....................................        5,525             5,721
                                                                          -------
Tennessee (1.5%)
Metropolitan Government, Nashville &
  Davidson County, Industrial Development
  Board, Revenue, Multi-Family Housing,
  Arbor, Series B, 7.50%, 11/15/10,
  Prerefunded 5/15/10 @ 100 ......................        2,050             2,498
Metropolitan Government, Nashville &
  Davidson County, Industrial Development
  Board, Revenue, Multi-Family Housing,
  Arbor, Series C, 7.50%, 11/15/12,
  Prerefunded 5/15/12 @ 100 ......................        1,000             1,268
Tennessee State, Series B, GO, 5.00%,
  5/1/15, Prerefunded 5/1/08 @ 100 ...............        1,500             1,611
                                                                          -------
                                                                            5,377
                                                                          -------
Texas (10.6%)
Austin Texas, GO, 5.00%, 9/1/16, Callable
  3/1/15 @ 100, MBIA .............................        2,000             2,215
Dallas County, Series A, GO, 5.25%, 8/15/09               3,000             3,276
Harris County, Housing Financial Corp.,
  Multi-Family Housing Revenue, Breton
  Mill Partners, 7.00%, 3/1/07, Prerefunded
  2/15/07 @ 100 ..................................        1,000             1,091
Katy Independent School District, Series A,
  GO, 4.50%, 2/15/20, Callable 2/15/08 @
  100, OID, PSF-GTD ..............................        3,600             3,637
Lubbock Health Facilities Development
  Corp., Hospital Revenue, Methodist
  Hospital, Series B, 6.75%, 12/1/10,
  ETM, AMBAC .....................................        1,000             1,193
Mesquite Independent School District, Series
  A, GO, 4.70%, 8/15/08, Callable 8/15/07
  @ 100, OID, PSF-GTD ............................        4,000             4,190
Richardson Independent School District,
  Series C, 4.75%, 2/15/22, Callable 2/15/08
  @ 100, OID, PSF-GTD ............................        1,000             1,014
San Antonio, Series A, GO, 4.75%, 2/1/19,
  Prerefunded 2/1/09 @ 100, OID ..................           10                11

                                    Continued

                                                      Principal
                                                       Amount              Value
                                                     ----------           -------
MUNICIPAL BONDS, continued
Texas, continued
San Antonio, Series A, GO, 4.75%, 2/1/19,
  Unrefunded Portion, Callable 2/1/09 @
  100, OID .......................................   $    1,580           $ 1,659
Texas State, Public Finance Authority,
  Series A, GO, 5.25%, 10/1/08 ...................        7,965             8,680
University of Texas, 4.60%, 7/1/08,
  Callable 7/1/06 @ 100, OID, PUFG ...............        3,575             3,672
University of Texas, Series B, 4.25%,
  8/15/09, Prerefunded 8/15/07 @ 100, OID                 5,455             5,696
Whitehouse Independent School District,
  GO, 4.80%, 2/15/12, Callable 2/15/08 @
  100, OID, PSF-GTD ..............................        1,000             1,043
                                                                          -------
                                                                           37,377
                                                                          -------
Utah (2.6%)
Davis County, School District, GO, 4.38%,
  6/1/08, School Board Guaranty ..................        4,805             5,071
Jordan School District, GO, 4.80%, 6/15/08,
  Prerefunded 6/15/07 @ 100, OID, SBG ............        3,810             4,017
                                                                          -------
                                                                            9,088
                                                                          -------
Virginia (3.2%)
Virginia College Building Authority,
  Series A, 5.00%, 9/1/12, Prerefunded
  9/1/07 @ 101, OID ..............................        2,000             2,144
Virginia State, GO, 5.00%, 6/1/08,
  Prerefunded 6/1/07 @ 100 .......................        5,000             5,291
Virginia State, Public School Authority,
  Series S, 5.25%, 8/1/09 ........................        3,500             3,857
                                                                          -------
                                                                           11,292
                                                                          -------
Washington (6.2%)
King & Snohomish County School District,
  School District No. 417 - Northshore, GO,
  5.00%, 6/1/16, Callable 6/1/15 @ 100,
  FSA, SBG .......................................        3,000             3,317
King County Public Hospital District
  No. 002, GO, 5.25%, 12/1/13, Callable
  12/1/08 @ 101, MBIA ............................        1,095             1,198
King County School District No. 406,
  South Central, GO, 5.00%, 12/1/17,
  Callable 12/1/14 @ 100, FSA, SBG ...............        3,000             3,265
Snohomish County, GO, 3.13%,
  12/1/11, OID ...................................        1,225             1,214
Washington State, GO, 5.75%, 9/1/08, OID .........        6,500             7,164
Washington State, Series 2-A, GO, 5.00%,
  7/1/10, FSA ....................................        5,000             5,487
                                                                          -------
                                                                           21,645
                                                                          -------
Wisconsin (0.8%)
Wisconsin State Health & Educational
  Facilities Authority, Revenue, Wheaton
  Franciscan Services, Inc., 6.10%, 8/15/09,
  OID, MBIA ......................................        2,420             2,732
                                                                          -------
TOTAL MUNICIPAL BONDS ............................                        348,243
                                                                          -------

                                    Continued

----------------------------------------
HIGH QUALITY
MUNICIPAL BOND FUND
Schedule of Portfolio Investments
----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                           Principal
                                             Amount          Value
                                           ----------       --------
INVESTMENT COMPANIES (1.0%)
Goldman Sachs Tax-Free Money
  Market Fund ..........................   $3,578,873       $  3,579
                                                            --------
TOTAL INVESTMENT COMPANIES .............                       3,579
                                                            --------
AFFILIATED SECURITIES (+)
AmSouth Tax-Exempt Money
  Market Fund ..........................      165,266            165
                                                            --------
TOTAL AFFILIATED SECURITIES ............                         165
                                                            --------
TOTAL INVESTMENTS
  (Cost $333,907)^ -- 100.1%............                     351,987
Liabilities in excess of other assets --
  (0.1%) ...............................                        (381)
                                                            --------
NET ASSETS -- 100.0% ...................                    $351,606
                                                            ========

                 See notes to schedule of portfolio investments.

                                         ---------------------------------------
                                                         FLORIDA TAX-EXEMPT FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                       Principal
                                                         Amount         Value
                                                       ----------      -------
MUNICIPAL BONDS (95.4%)
Florida (95.4%)
Altamonte Springs, Health Facilities
  Authority, Hospital Revenue, Series 1,
  5.60%, 10/1/10, ETM ..............................   $      545      $   621
Boca Raton, GO, 3.38%, 7/1/15, Callable
  7/1/14 @ 100, OID ................................        1,085        1,061
Boynton Beach, Community Redevelopment
  Agency, Tax Increment Revenue, 5.00%,
  10/1/17, Callable 10/1/14 @ 100, MBIA ............        1,165        1,286
Broward County Gas Tax Revenue,
  5.25%, 9/1/09 ....................................          500          552
Broward County, Series B, GO,
  5.00%, 1/1/09 ....................................          800          868
Broward County, Series B, GO,
  5.00%, 1/1/10 ....................................        1,000        1,097
Clearwater Utility Revenue, ETM,
  6.10%, 12/1/07 ...................................          700          770
Collier County, Gas Tax Revenue, 5.25%,
  6/1/14, Callable 6/1/13 @ 100, AMBAC .............        1,200        1,350
Collier County, GO, 5.00%, 1/1/13, AMBAC                    1,000        1,119
Dade County School Board, Certificates
  of Participation, Series C, 5.25%,
  8/1/06, FSA ......................................          750          781
Dade County School District, GO, 5.00%,
  2/15/14, Callable 2/15/07 @ 101, MBIA ............        1,000        1,058
Escambia County Utility Authority, Utility
  System Revenue, 5.00%, 1/1/08, FGIC ..............        1,000        1,068
Florida Housing Finance Agency,
  Homeowner Mortgages, Series 1A, 5.65%,
  1/1/09, Callable 1/1/06 @ 102, FHA ...............          365          379
Florida State Board of Education, Lottery
  Revenue, Series B, 5.25%, 7/1/09,
  Callable 7/1/08 @ 101, FGIC ......................        1,000        1,090
Florida State Board of Education, Lottery
  Revenue, Series C, 5.00%, 1/1/14,
  Callable 1/1/13 @101, MBIA .......................        1,000        1,112
Florida State Board of Education, Series A,
  GO, 5.00%, 1/1/15, Callable 1/1/08 @ 101 .........        1,000        1,062
Florida State Board of Education, Series B,
  GO, 5.38%, 6/1/08, Callable 6/1/07 @ 101 .........        1,000        1,074
Florida State Department of Environmental
  Protection and Preservation, Revenue,
  Florida Forever, Series B, 5.00%,
  7/1/10, MBIA .....................................        2,000        2,206
Florida State Department of Transportation,
  Right of Way, Series B, GO, 5.50%,
  7/1/08, Callable 7/1/07 @ 101, OID ...............        3,310        3,572
Florida State Division of Bond Finance,
  Department of General Services
  Revenues, Preservation 2000, Series A,
  5.00%, 7/1/12, Callable 7/1/07 @ 101,
  OID, AMBAC .......................................        2,000        2,133
Florida State Turnpike Authority, Turnpike
  Revenue, Department of Transportation,
  Series A, 5.50%, 7/1/11, 101, FGIC ...............        1,000        1,024

                                    Continued

----------------------------------------
FLORIDA TAX-EXEMPT FUND
Schedule of Portfolio Investments
----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                      Principal
                                                        Amount              Value
                                                      ----------           -------
MUNICIPAL BONDS, continued
Florida, continued
Florida State, Senior Lien, Jacksonville
  Transportation, GO, 5.25%, 7/1/15,
  Callable 7/1/07 @ 101 ...........................   $    1,000           $ 1,070
Florida Water PCR, 5.50%, 1/15/14,
  Callable 7/15/11 @ 100 ..........................        1,000             1,129
Hillsborough County, Capital Improvement,
  County Center Project, Series B,
  5.00%, 7/1/13, Callable 7/1/06 @ 102,
  OID, MBIA .......................................        1,000             1,055
Jacksonville Water & Sewer Systems
  Revenue, Series B, 5.25%, 10/1/09, FSA ..........        1,000             1,104
Jacksonville, Sales Tax Revenue,
  5.00%, 10/1/09, AMBAC ...........................        1,000             1,096
Key West Utilities Board, Electric Revenue,
  6.00%, 10/1/13, AMBAC ...........................        1,500             1,787
Lee County Florida Tourist Development
  Tax Revenue, 5.25%, 10/1/16, MBIA ...............          665               766
Lee County Transportation Facilities,
  Revenue, Series A, 5.50%, 10/1/11,
  AMBAC ...........................................        1,500             1,712
Manatee County School Board, Certificates
  of Participation, 5.75%, 7/1/09,
  Prerefunded 7/1/06 @ 102, OID, MBIA .............          500               533
Marco Island Utilities System Revenue,
  5.25%, 10/1/14, Callable 10/1/13 @ 100,
  MBIA ............................................          600               677
Miami Beach Water & Sewer Revenue,
  5.38%, 9/1/08, Callable 9/1/05 @ 102,
  OID, FSA ........................................        1,000             1,038
Miami-Dade County Educational Facilities
  Authority Revenue, Series A, 5.75%,
  4/1/13, Callable 4/1/10 @ 101, AMBAC ............        1,060             1,202
Okeechobee Utility Authority, Utility
  System Revenue, 5.25%, 10/1/14,
  Callable 10/1/09 @ 101, FSA .....................        1,675             1,851
Orange County, Health Facilities Authority
  Revenue, 5.00%, 1/1/16, Callable
  1/1/15 @ 100 ....................................        1,025             1,138
Orange County, Sales Tax Revenue, 4.80%,
  1/1/17, Callable 1/1/07 @ 101, OID, FGIC ........        1,000             1,026
Orange County, Tourist Development, Tax
  Revenue, 5.00%, 10/1/08, AMBAC ..................        1,500             1,624
Orlando Utilities Commission, Water &
  Electric Revenue, Series B, 5.10%,
  10/1/11, Callable 10/1/06 @ 100, OID ............        1,500             1,565
Palm Beach County, Criminal Justice
  Facilities, 5.38%, 6/1/10, OID, FGIC ............        1,000             1,120
Palm Beach County, Criminal Justice
  Facilities Revenue, 5.00%, 6/1/12 ...............        1,095             1,221
Palm Beach County, Public Improvement
  Revenue, 2.80%, 8/1/11, OID .....................        1,225             1,190
Palm Beach County, Public Improvement
  Revenue, 5.00%, 8/1/13 ..........................          260               290

                                    Continued

                                                      Principal
                                                        Amount              Value
                                                      ----------           -------
MUNICIPAL BONDS, continued
Florida, continued
Palm Beach County, Public Improvement
  Revenue, 5.00%, 8/1/16, Callable
  08/01/14 @ 100 ..................................   $    1,000           $ 1,106
Polk County, School District Sales Tax
  Revenue, 5.25%, 10/1/14, FSA ....................        1,000             1,141
South Florida, Water Management District,
  Special Obligation, Land Acquisition,
  5.25%, 10/1/13, AMBAC ...........................        1,000             1,137
St. Petersburg Excise Tax Revenue,
  5.15%, 10/1/12, FGIC ............................          760               857
St. Petersburg Utility Tax Revenue,
  5.00%, 6/1/08, AMBAC ............................        1,145             1,233
Tallahasee Capital Bonds, 5.00%,
  10/1/14, FSA ....................................          500               560
Tampa Bay Occupational License Tax,
  Series A, 5.38%, 10/1/14, Callable
  10/1/12 @100, FGIC ..............................        1,000             1,131
Tampa Bay Water Utility System Revenue,
  5.00%, 10/1/11, FGIC ............................        1,000             1,112
Tampa Bay Water Utility System Revenue,
  Series A, 4.40%, 10/1/10, Callable
  10/1/08 @ 101, OID, FGIC ........................          550               582
Tampa-Hillsborough County, Expressway,
  5.00%, 7/1/10, Callable 7/1/07 @ 101,
  AMBAC ...........................................        1,000             1,066
Volusia County Sales Tax Revenue, 5.00%,
  10/1/13, Callable 10/1/08 @ 101, MBIA ...........        1,000             1,084
                                                                           -------
                                                                            60,486
                                                                           -------
TOTAL MUNICIPAL BONDS .............................                         60,486
                                                                           -------
INVESTMENT COMPANIES (2.8%)
Dreyfus Florida Money Market Fund .................    1,775,807             1,776
                                                                           -------
TOTAL INVESTMENT COMPANIES ........................                          1,776
                                                                           -------
AFFILIATED SECURITIES (1.0%)
AmSouth Tax-Exempt Fund ...........................      631,688               632
                                                                           -------
TOTAL AFFILIATED SECURITIES .......................                            632
                                                                           -------
TOTAL INVESTMENTS
  (Cost $60,390)^ -- 99.2% ........................                         62,894
Other assets in excess of liabilities -- 0.8% .....                            508
                                                                           -------
NET ASSETS -- 100.0% ..............................                        $63,402
                                                                           =======

                 See notes to schedule of portfolio investments.

                                         ---------------------------------------
                                                       TENNESSEE TAX-EXEMPT FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                            Shares
                                                              or
                                                          Principal
                                                            Amount         Value
                                                          ----------      -------
MUNICIPAL BONDS (93.9%)
Anderson County, GO, 5.00%, 4/1/09, FSA ...........       $    1,055      $ 1,137
Chattanooga, GO, 5.00%, 9/1/13,
  Prerefunded 9/1/06 @101, OID, FGIC ..............              100          105
Chattanooga, Series A, GO, 5.00%, 11/1/06 .........            1,000        1,045
Clarksville, Water Sewer & Gas Revenue,
  5.15%, 2/1/14, FSA ..............................            1,570        1,770
Dickson County, Public Improvements &
  Schools, GO, 5.25%, 4/1/16, Callable
  4/1/10 @ 100, OID, FSA ..........................            1,000        1,110
Franklin Special School District, GO,
  5.00%, 6/1/10 ...................................            1,020        1,119
Germantown, GO, 4.50%, 8/1/05 .....................              500          506
Hamilton County, GO, 5.00%, 11/1/11,
  Callable 11/1/08 @ 101 ..........................            1,000        1,086
Johnson City, GO, 4.70%, 6/1/12,
  OID, FGIC .......................................            1,000        1,091
Knox County Health Educational & Housing
  Facility Board, Hospital Facilities
  Revenue, Fort Sanders Alliance, 7.25%,
  1/1/08, MBIA ....................................              750          843
Knoxville, Water Revenue, 5.00%, 3/1/13,
  Callable 3/1/10 @ 100, MBIA .....................            1,000        1,086
Marion County, GO, 5.00%, 4/1/11,
  AMBAC ...........................................            1,000        1,105
Memphis, GO, 6.00%, 11/1/06 .......................            1,000        1,062
Metropolitan Government, Nashville &
  Davidson County, Electric Revenue,
  Series B, 5.50%, 5/15/12 ........................            1,000        1,141
Metropolitan Government, Nashville &
  Davidson County, Electric Revenue,
  Series B, 5.50%, 5/15/14 ........................            1,000        1,157
Metropolitan Government, Nashville &
  Davidson County, GO, 5.00%, 12/1/06 .............              600          628
Metropolitan Government, Nashville &
  Davidson County, GO, 6.00%, 12/1/09 .............            1,500        1,709
Metropolitan Government, Nashville &
  Davidson County, Health & Education
  Facilities Board Revenue, The Vanderbilt
  University, Series A, 6.00%, 7/1/07 .............              500          540
Metropolitan Nashville Airport Authority,
  Airport Revenue Improvement, Series A,
  6.63%, 7/1/07, FGIC .............................              500          546
Oak Ridge, GO, 5.00%, 4/1/13, Callable
  4/1/11 @ 100, AMBAC .............................            1,000        1,093
Putnam County Schools, GO, 5.50%, 4/1/19,
  OID, Prerefunded 4/1/10 @ 100, FGIC .............            1,000        1,122
Rutherford County, Capital Outlay Notes,
  Series A, GO, 6.50%, 5/1/06 .....................            1,050        1,104
Rutherford County, Public Improvements,
  GO, 5.40%, 4/1/13, Prerefunded 4/1/06 @
  100, OID ........................................            1,000        1,036

                                    Continued

                                                            Shares
                                                              or
                                                          Principal
                                                            Amount         Value
                                                          ----------      -------
MUNICIPAL BONDS, continued
Shelby County Health Educational &
  Housing Facility Board, Hospital Revenue,
  Methodist Health Systems, Inc., 6.25%,
  8/1/07, MBIA ....................................       $    3,500      $ 3,816
Shelby County, Public Improvements,
  Series A, GO, 5.88%, 6/1/20, Prerefunded
  6/1/06 @ 100, OID ...............................            1,500        1,570
Shelby County, Series B, GO, 5.25%,
  12/1/10, Callable 12/1/06 @ 101, OID ............            1,000        1,059
Sullivan County Schools, GO, 5.00%,
  5/1/16, Callable 5/1/15@102, AMBAC ..............              500          562
Tennessee Housing Development Agency,
  Housing Revenue, Series A, 4.90%,
  7/1/16, Callable 7/1/13@100 .....................            1,000        1,067
Tennessee State School Board Authority,
  Higher Educational Facilities, Series A,
  5.00%, 5/1/11, FSA ..............................            2,000        2,210
Tennessee State, GO, 5.00%, 5/1/09,
  Callable 5/1/07 @ 101.5, OID ....................              500          533
Williamson County, GO, 6.00%, 3/1/08, OID                        500          550
Williamson County, GO, 5.00%, 3/1/11 ..............            1,000        1,105
Williamson County, GO, 5.10%, 3/1/14,
  Prerefunded 3/1/10 @ 100, OID ...................              550          606
                                                                          -------
TOTAL MUNICIPAL BONDS .............................                        36,219
                                                                          -------
INVESTMENT COMPANIES (1.2%)
AIM Tax-Free Money Market Fund ....................          448,219          448
                                                                          -------
TOTAL INVESTMENT COMPANIES ........................                           448
                                                                          -------
AFFILIATED SECURITIES (0.8%)
AmSouth Tax-Exempt Fund ...........................          309,913          310
                                                                          -------
TOTAL AFFILIATED SECURITIES .......................                           310
                                                                          -------
TOTAL INVESTMENTS
  (Cost $35,463)^ -- 95.9% ........................                        36,977
Other assets in excess of liabilities -- 4.1% .....                         1,567
                                                                          -------
NET ASSETS -- 100.0% ..............................                       $38,544
                                                                          =======

                 See notes to schedule of portfolio investments.

---------------------------------------
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments
---------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                      Shares or
                                                      Principal
                                                        Amount         Value
                                                       -------       --------
COMMERCIAL PAPER -- DOMESTIC* (53.6%)
Abbey National North America LLC,
  2.33%, 2/11/05 ...................................   $17,000       $ 16,989
AIG Funding, Inc., 2.36%, 2/22/05 ..................    17,000         16,977
Alfa Corp., 2.25%, 2/2/05 ..........................    17,000         16,999
American Express Co., 2.40%, 2/24/05 ...............    17,000         16,974
American General Corp., 2.40%, 2/25/05 .............    17,000         16,973
Anheuser-Busch Cos., Inc., 2.56%, 4/12/05               18,000         17,911
Bank of America Corp., 2.38%, 3/8/05 ...............    18,000         17,959
Bear Stearns Cos., Inc., 2.32%, 2/7/05 .............    18,000         17,992
Citicorp, 2.55%, 4/1/05 ............................    18,000         17,925
Credit Suisse First Boston, 2.45%, 3/10/05 .........    17,000         16,957
General Electric Capital Corp.,
  2.27%, 2/17/05 ...................................    20,000         19,980
Goldman Sachs Group, Inc.,
  2.41%, 2/23/05 ...................................    17,000         16,975
Morgan Stanley Dean Witter and Co.,
  2.42%, 2/18/05 ...................................    18,000         17,980
Pfizer, Inc., 2.62%, 5/5/05 ........................    16,000         15,893
Societe Generale North America,
  2.39%, 3/9/05 ....................................    18,000         17,957
Toyota Motor Credit Corp., 2.48%, 4/4/05 ...........    17,000         16,928
UBS Financial Services, Inc.,
  2.25%, 2/3/05 ....................................    18,000         17,998
                                                                     --------
TOTAL COMMERCIAL PAPER --
  DOMESTIC .........................................                  297,367
                                                                     --------
U.S. GOVERNMENT AGENCIES* (22.4%)
Fannie Mae (9.5%)
2.17%, 2/4/05 ......................................    18,000         17,997
2.42%, 3/16/05 .....................................    18,000         17,948
2.47%, 4/11/05 .....................................    17,000         16,920
                                                                     --------
                                                                       52,865
                                                                     --------
Federal Home Loan Bank (3.2%)
2.56%, 4/20/05 .....................................    18,000         17,901
                                                                     --------
Freddie Mac (9.7%)
2.25%, 2/15/05 .....................................    18,000         17,985
2.36%, 3/1/05 ......................................    19,000         18,966
2.49%, 4/26/05 .....................................    17,000         16,902
                                                                     --------
                                                                       53,853
                                                                     --------
TOTAL U.S. GOVERNMENT
  AGENCIES .........................................                  124,619
                                                                     --------
REPURCHASE AGREEMENTS (24.2%)
Morgan Stanley, 2.50%, 2/1/05, dated
  1/31/05, with maturity value of $67,320 ..........    67,316         67,316
Wachovia, 2.51%, 2/1/05, dated
  1/31/05, with maturity value of $67,320 ..........    67,315         67,315
                                                                     --------
TOTAL REPURCHASE
  AGREEMENTS .......................................                  134,631
                                                                     --------
TOTAL INVESTMENTS
  (Cost $556,617)^^ -- 100.2% ......................                  556,617
Liabilities in excess of other assets -- (0.2%)                        (1,133)
                                                                     --------
NET ASSETS -- 100.0% ...............................                 $555,484
                                                                     ========

                 See notes to schedule of portfolio investments.

                                         ---------------------------------------
                                                                TREASURY RESERVE
                                                               MONEY MARKET FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                      Principal
                                                       Amount         Value
                                                       ------       --------
U.S. TREASURY BILLS* (37.2%)
1.88%, 2/3/05 # ....................................   $7,000       $  7,000
1.94%, 2/10/05 # ...................................    5,000          4,998
2.05%, 2/17/05 .....................................    5,000          4,995
2.11%, 3/3/05 ......................................    5,000          4,991
2.14%, 2/24/05 # ...................................    6,000          5,992
2.15%, 3/31/05 # ...................................    6,000          5,979
2.18%, 3/24/05 .....................................    6,000          5,982
2.20%, 3/10/05 # ...................................    6,000          5,986
2.26%, 4/14/05 .....................................    6,000          5,973
2.35%, 4/21/05 .....................................    6,000          5,969
2.39%, 5/5/05 ......................................    6,000          5,963
2.50%, 5/12/05 .....................................    6,000          5,959
                                                                    --------
TOTAL U.S. TREASURY BILLS ..........................                  69,787
                                                                    --------
REPURCHASE AGREEMENTS (63.0%)
Deutsche Bank, 2.43%, 2/1/05, dated
  1/31/05 with a maturity value of $46,803 .........   46,800         46,800
Morgan Stanley, 2.41%, 2/1/05, dated
  1/31/05 With a maturity value of $24,569 .........   24,567         24,567
Wachovia, 2.43%, 2/1/05, dated 1/31/05
  With a maturity value of $46,803 .................   46,800         46,800
                                                                    --------
TOTAL REPURCHASE AGREEMENTS ........................                 118,167
                                                                    --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (7.9%)
Goldman Sachs & Co. Repurchase
  Agreement, 2.50%, 2/1/05, dated 1/31/05,
  with a maturity value of $14,852 .................   14,851         14,851
                                                                    --------
TOTAL SHORT-TERM SECURITES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ...............................                  14,851
                                                                    --------
TOTAL INVESTMENTS
  (Cost $202,805)^^ -- 108.1% ......................                 202,805
Liabilities in excess of other assets --
  (8.1%) ...........................................                 (15,244)
                                                                    --------
NET ASSETS -- 100.0% ...............................                $187,561
                                                                    ========

                 See notes to schedule of portfolio investments.

                                         ---------------------------------------
                                                               TAX-EXEMPT MONEY
                                                                     MARKET FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                      Shares
                                                        or
                                                    Principal
                                                      Amount               Value
                                                    ----------           --------
DEMAND NOTES (c) (83.7%)
Alabama (4.9%)
Alabama Housing Finance Authority,
  Multi-Family Housing Revenue, Rime
  Village Huntsville Project, Series B,
  1.89%, 6/15/26, FNMA ..........................   $    1,500           $  1,500
Mobile Industrial Development Board,
  PCR, Alabama Power Co. Project, Series
  B 1.89%, 8/1/17 ...............................        2,000              2,000
Port City Medical Clinic Board, Revenue,
  Infirmary Health, Series B, 1.86%,
  2/1/25, AMBAC, SPA: The Bank of
  Nova Scotia and KBC Bank NV ...................        2,000              2,000
Special Care Facilities Financing
  Authority, Montgomery Hospital Revenue,
  1.73%, 4/1/15, FGIC, SPA:SPI ..................        1,400              1,400
                                                                         --------
                                                                            6,900
                                                                         --------
Arizona (2.4%)
Phoenix Industrial Development Authority,
  Multi-Family Housing Revenue,
  Del Mar Terrace, Series A, 1.85%,
  10/1/29, FHLMC ................................        3,450              3,450
                                                                         --------
California (2.0%)
State Economic Recovery, Revenue,
  Series C-5, 1.82%, 7/1/23, SPA:
  Bank of America NA ............................        2,885              2,885
                                                                         --------
Colorado (1.1%)
Colorado Health Facilities Authority,
  Revenue, North Colorado Medical
  Center, 1.77%, 5/15/20, MBIA, SPA:
  Dexia Bank ....................................        1,600              1,600
                                                                         --------
Connecticut (4.3%)
Connecticut State Health & Educational
  Facilities Authority, Revenue, Yale
  University, Series T-1, 1.92%, 7/1/29 .........        5,000              5,000
Connecticut State Health & Educational
  Facilities Authority, Revenue, Yale
  University, Series V-1, 1.97%, 7/1/36 .........        1,000              1,000
                                                                         --------
                                                                            6,000
                                                                         --------
District of Columbia (1.3%)
District of Columbia Institute for
  International Economics, Revenue,
  1.85%, 6/1/25, LOC: SunTrust Bank .............        1,800              1,800
                                                                         --------
Florida (7.8%)
Broward County Educational Facilities
  Authority, Nova Southeastern University,
  Revenue, 1.91%, 4/1/24, LOC: Bank of
  America NA ....................................        3,200              3,200

                                    Continued

                                                      Shares
                                                        or
                                                    Principal
                                                      Amount               Value
                                                    ----------           --------
DEMAND NOTES (c), continued
Florida, continued
Hillsborough County Industrial
  Development Authority, Goodwill
  Industries, Suncoast Project, 1.85%,
  11/1/21, LOC: SunTrust Bank ...................   $    3,000           $  3,000
Orange County Housing Finance Authority,
  Multi-Family Housing Revenue,
  Post Lake Apartments Project, 1.85%,
  6/1/25, FNMA ..................................        1,915              1,915
Sarasota County Public Hospital Board,
  Revenue, Sarasota Memorial Hospital,
  Series A, 1.97%, 7/1/37, AMBAC ................        2,925              2,925
                                                                         --------
                                                                           11,040
                                                                         --------
Georgia (12.9%)
Appling County, Development Authority,
  PCR, Georgia Power Co., 1.91%, 9/1/29 .........        1,900              1,900
Burke County Development Authority,
  PCR, Oglethorpe Power Corp., Series A,
  1.91%, 1/1/20, AMBAC, SPA: Morgan
  Guaranty Trust ................................        1,400              1,400
Burke County Development Authority,
  PCR, Oglethorpe Power Corporation
  Project, Series C, 1.91%, 1/1/18, MBIA,
  SPA: JP Morgan Chase Bank .....................        4,500              4,500
Cobb County Housing Authority, Multi-
  Family Housing Revenue, Post Mill
  Project, 1.85%, 6/1/25, FNMA ..................        1,000              1,000
Fulton County Development Authority,
  Revenue, Lovett School Project, 1.85%,
  7/1/26, LOC: SunTrust Bank ....................        2,200              2,200
Macon-Bibb County Georgia Hospital
  Authority, Revenue Anticipation
  Certificates, 1.91%, 5/1/30, LOC:
  SunTrust Bank .................................        1,000              1,000
Monroe County Development Authority,
  PCR, Oglethorpe Power Corp., Series B,
  1.91%, 1/1/20, AMBAC, SPA: Morgan
  Guaranty Trust ................................        1,000              1,000
Municipal Electric Authority, Revenue,
  Project One, Sub-Series D, 1.80%,
  1/1/20, MBIA, LOC: Bayerische
  Landesbank, US Bank Trust NA,
  Westdeutsche Landesbank, Landesbank
  Hessen-Thueringen .............................        5,000              5,000
                                                                         --------
                                                                           18,000
                                                                         --------
Idaho (0.9%)
Health Facilities Authority, St. Luke's
  Medical Center, Revenue, 1.82%, 7/1/30,
  FSA, SPA: Harris Trust & Savings Bank .........        1,300              1,300
                                                                         --------

                                    Continued

----------------------------------------
TAX-EXEMPT MONEY
MARKET FUND
Schedule of Portfolio Investments
----------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                      Shares
                                                        or
                                                    Principal
                                                      Amount               Value
                                                    ----------           --------
DEMAND NOTES (c), continued
Illinois (5.2%)
Elmhurst, Revenue, Joint Common
  Accredation, 1.86%, 7/1/18, LOC: Dexia
  Credit Local de France ........................   $    4,230           $  4,230
Illinois Developmental Finance Authority,
  Revenue, Provena Health, Series C,
  1.82%, 5/1/28, MBIA, SPA:
  Bank One NA ...................................        3,100              3,100
                                                                         --------
                                                                            7,330
                                                                         --------
Indiana (1.4%)
Purdue University, Student Fee Revenue,
  Series T, 1.88%, 7/1/27, SPA:
  Bank One NA ...................................        2,000              2,000
                                                                         --------
Iowa (0.8%)
Des Moines, Metro Waste and Water
  Reclamation Authority, Series A, 3.00%,
  6/1/05, MBIA ..................................        1,110              1,114
                                                                         --------
Kansas (1.7%)
State Department of Transportation,
  Highway Revenue, Series B-1, 1.82%,
  9/1/20 ........................................        2,350              2,350
                                                                         --------
Maryland (2.1%)
Washington Suburban Sanitation District,
  Bond Anticipation Notes, Series A,
  1.80%, 6/1/23, SPA: Landesbank
  Hessen-Thueringen .............................        1,000              1,000
Washington Suburban Sanitation District,
  Bond Anticipation Notes, Series B,
  1.80%, 6/1/23, SPA: Bank of
  America NA ....................................        2,000              2,000
                                                                         --------
                                                                            3,000
                                                                         --------
Massachusetts (0.7%)
State Water Resource Authority, GO,
  Series C, 1.97%, 8/1/20, LOC:
  Landesbank Hessen-Thueringen ..................        1,000              1,000
                                                                         --------
Michigan (1.5%)
Huron County Economic Development,
  Huron Memorial Hospital Project,
  Corporate Limited Obligation Revenue,
  1.85%, 10/1/28, LOC: Fifth Third Bank .........        2,150              2,150
                                                                         --------
Missouri (2.6%)
State Health & Educational Facilities
  Authority, Dialysis Clinic, Inc. Project,
  Revenue, 1.85%, 11/1/20 .......................        3,600              3,600
                                                                         --------
New Jersey (2.1%)
New Jersey State Educational Facilities
  Authority, Revenue, Princeton
  University, Series B, 1.95%, 7/1/21 ...........        2,900              2,900
                                                                         --------

                                    Continued

                                                      Shares
                                                        or
                                                    Principal
                                                      Amount               Value
                                                    ----------           --------
DEMAND NOTES (c), continued
New York (7.5%)
New York, GO, Series F-3, 1.84%, 2/15/13,
  LOC: Morgan Guaranty Trust ....................   $    5,000           $  5,000
New York, GO, Sub-Series A-7, 1.80%,
  11/1/24, AMBAC, SPA: Bank of
  Nova Scotia ...................................        1,400              1,400
New York, GO, Sub-Series B-2, 1.83%,
  8/15/20, LOC: Morgan Guaranty Trust ...........        2,160              2,160
New York, GO, Sub-Series E2, 1.83%,
  8/1/20, LOC: JP Morgan Chase Bank .............        2,000              2,000
                                                                         --------
                                                                           10,560
                                                                         --------
North Carolina (1.4%)
University of North Carolina Hospital at
  Chapel Hill, Hospital Revenue, Series A,
  1.82%, 2/15/31, SPA: Landesbank
  Hessen-Thueringen .............................        2,000              2,000
                                                                         --------
Tennessee (11.8%)
Blount County Health Educational &
  Housing Facilities Board, Revenue,
  Presbyterian Homes Tennessee Project,
  1.85%, 1/1/19, LOC: SunTrust Bank .............        1,100              1,100
Chattanooga Health Educational & Housing
  Facilty Board, Baylor School Project,
  Revenue, 1.85%, 1/1/23, LOC: SunTrust
  Bank ..........................................        2,500              2,500
Clarksville Public Building Authority,
  Revenue, 1.85%, 7/1/16, LOC: SunTrust
  Bank ..........................................        2,700              2,700
Dickson County, Tennessee Industrial
  Development Board, Revenue,
  Renaissance Learning Center, 1.85%,
  11/1/12, LOC: SunTrust Bank Nashville .........        1,500              1,500
Metropolitan Government, Nashville &
  Davidson County, Industrial
  Development Board, Revenue, Country
  Music Hall of Fame, 1.84%, 6/1/22,
  LOC: Bank of America NA .......................        2,760              2,760
Sevier County, Tennessee Public Building
  Authority, Local Government Series
  III-A-1, Revenue, 1.86%, 6/1/07,
  AMBAC, SPA: Landesbank Hessen-
  Thueringen ....................................        2,050              2,050
Sumner County, School Capital Outlay
  Notes, 1.85%, 6/1/05, LOC: SunTrust
  Bank ..........................................        4,000              4,000
                                                                         --------
                                                                           16,610
                                                                         --------
Texas (2.1%)
Gulf Coast Waste Disposal Authority, Texas
  Pollution Control Revenue, Exxon
  Project, 1.75%, 10/1/24 .......................        3,000              3,000
                                                                         --------

                                    Continued

---------------------------------------
TAX-EXEMPT MONEY
MARKET FUND
Schedule of Portfolio Investments
---------------------------------------
January 31, 2005
(Unaudited)
(amounts in thousands, except shares)

                                                     Shares
                                                       or
                                                    Principal
                                                     Amount         Value
                                                    ---------      --------
DEMAND NOTES (c), continued
Virginia (2.1%)
Loudoun County Industrial Development
  Authority, Revenue, Howard Hughes
  Medical, Series C, 1.97%, 2/15/38 .............   $   2,900      $  2,900
                                                                   --------
Washington (3.1%)
Washington State, GO, Series VR 96B,
  1.73%, 6/1/20, SPA: Landesbank
  Hessen-Thueringen .............................       4,400         4,400
                                                                   --------
TOTAL DEMAND NOTES ..............................                   117,889
                                                                   --------
MUNICIPAL BONDS (12.2%)
California (2.1%)
Los Angeles, Tax & Revenue Notes, GO,
  3.00%, 6/30/05 ................................       3,000         3,019
                                                                   --------
Florida (2.0%)
Broward County, Certificates of
  Participation, 2.00%, 6/1/05, MBIA ............       2,880         2,885
                                                                   --------
South Carolina (1.9%)
Anderson County, School District Number
  001, Bond Anticipation Notes, GO,
  2.00%, 8/19/05, SCSDE .........................       2,700         2,701
                                                                   --------
Texas (2.9%)
Houston, Public Improvements, GO,
  Series A, 5.00%, 3/1/05 .......................       1,005         1,008
State Tax & Revenue Anticipation Notes,
  3.00%, 8/31/05 ................................       3,000         3,025
                                                                   --------
                                                                      4,033
                                                                   --------
Utah (2.2%)
Utah State, GO, Series F, 5.50%, 7/1/05 .........       3,000         3,044
                                                                   --------
Vermont (1.1%)
Vermont State, GO, Series A, 1.10%,
  2/1/05 ........................................       1,535         1,535
                                                                   --------
TOTAL MUNICIPAL BONDS ...........................                    17,217
                                                                   --------
INVESTMENT COMPANIES (4.0%)
AIM Tax-Free Money Market Fund ..................     351,720           352
Goldman Sachs Tax-Free Money
  Market Fund ...................................   5,254,611         5,254
                                                                   --------
TOTAL INVESTMENT COMPANIES ......................                     5,606
                                                                   --------
TOTAL INVESTMENTS
  (Cost $140,712)^^ -- 99.9% ....................                   140,712
Other assets in excess of liabilities -- 0.1%                           141
                                                                   --------
NET ASSETS -- 100.0% ............................                  $140,853
                                                                   ========

                 See notes to schedule of portfolio investments.

                                         ---------------------------------------
                                                 INSTITUTIONAL PRIME OBLIGATIONS
                                                               MONEY MARKET FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                January 31, 2005
                                                                     (Unaudited)
                                           (amounts in thousands, except shares)

                                                          Shares or
                                                          Principal
                                                            Amount          Value
                                                            ------        --------
COMMERCIAL PAPER -- DOMESTIC* (47.5%)
Abbey National North America LLC,
  2.33%, 2/11/05 ........................................   $9,000        $  8,994
AIG Funding, Inc., 2.36%, 2/22/05 .......................   11,000          10,985
Alfa Corp., 2.25%, 2/2/05 ...............................    9,000           8,999
American Express Co., 2.40%, 2/24/05 ....................   12,000          11,982
American General Corp., 2.40%, 2/25/05 ..................   12,000          11,981
Anheuser-Busch Cos., Inc., 2.56%, 4/12/05 ...............   13,000          12,936
Bank of America Corp., 2.38%, 3/8/05 ....................   12,000          11,972
Bear Stearns Cos., Inc., 2.32%, 2/7/05 ..................   11,000          10,996
Citicorp, 2.55%, 4/1/05 .................................   13,000          12,946
Credit Suisse First Boston, 2.45%, 3/10/05 ..............   12,000          11,970
General Electric Capital Corp.,
  2.27%, 2/17/05 ........................................   11,000          10,989
Goldman Sachs Group, Inc., 2.41%, 2/23/05 ...............   13,000          12,981
HSBC Finance Corporation, 2.59%, 4/5/05 .................   13,000          12,941
Morgan Stanley Dean Witter and Co.,
  2.42%, 2/18/05 ........................................   13,000          12,985
Pfizer, Inc., 2.62%, 5/5/05 .............................   10,771          10,699
Societe Generale North America,
  2.39%, 3/9/05 .........................................   10,000           9,976
Toyota Motor Credit Corp., 2.48%, 4/4/05 ................   11,000          10,953
UBS Financial Services, Inc., 2.25%, 2/3/05 .............    9,000           8,999
                                                                          --------
TOTAL COMMERCIAL PAPER --
  DOMESTIC ..............................................                  204,284
                                                                          --------
U.S. GOVERNMENT AGENCIES* (20.4%)
Fannie Mae (6.3%)
2.42%, 3/16/05 ..........................................   10,000           9,971
2.50%, 4/6/05 ...........................................    7,000           6,969
2.47%, 4/11/05 ..........................................   10,000           9,953
                                                                          --------
                                                                            26,893
                                                                          --------
Federal Home Loan Bank (5.3%)
2.28%, 3/7/05 ...........................................   10,000           9,979
2.56%, 4/20/05 ..........................................   13,000          12,928
                                                                          --------
                                                                            22,907
                                                                          --------
Freddie Mac (8.8%)
2.18%, 2/1/05 ...........................................    8,000           8,000
2.25%, 2/15/05 ..........................................    9,000           8,992
2.36%, 3/1/05 ...........................................   10,000           9,982
2.49%, 4/26/05 ..........................................   11,000          10,938
                                                                          --------
                                                                            37,912
                                                                          --------
TOTAL U.S. GOVERNMENT
  AGENCIES ..............................................                   87,712
                                                                          --------
REPURCHASE AGREEMENTS (32.3%)
Morgan Stanley, 2.50%, 2/1/05, dated
  1/31/05, with a maturity value of $69,360..............   69,355          69,355
Wachovia, 2.51%, 2/1/05, dated 1/31/05,
  with a maturity value of $69,360 ......................   69,354          69,354
                                                                          --------
TOTAL REPURCHASE AGREEMENTS .............................                  138,709
                                                                          --------
TOTAL INVESTMENTS
  (Cost $430,705)^^ -- 100.2% ...........................                  430,705
Liabilities in excess of other assets -- (0.2%) .........                     (820)
                                                                          --------
NET ASSETS -- 100.0% ....................................                 $429,885
                                                                          --------

                 See notes to schedule of portfolio investments.

-----------------------------------------------
AMSOUTH FUNDS
Notes to Schedule of Portfolio Investments
January 31, 2005
(Unaudited)
-----------------------------------------------

--------------
(a)  Represents non-income producing security.
(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under The Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(c) Variable Rate Security. Rate presented represents rate in effect at January 31, 2005. Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly and semi-annually.
^ Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of the losses recognized for financial reporting purposes in excess of federal income tax reporting.
^^ Cost and value for federal income tax and financial reporting purposes are the same.
*    Rates disclosed represent yield effective at purchase.
**   Due to rounding, figure is below thousand-dollar threshold.
+    Amount is less than 0.1%.
++   A portion of this security is used as collateral for securities on loan.
#    A portion or all of this security is out on loan as of January 31, 2005.

ACA --     ACA Certificate of Bond Insurance
ADR --     American Depositary Receipt
AMBAC --   Insured by AMBAC Indemnity Corp.
BNY --     Bank of New York
ETM --     Escrowed to Maturity
FGIC --    Insured by Financial Guaranty Insurance Corp.
FHA --     Insured by Federal Housing Administration
FHLMC --   Federal Home Loan Mortgage Corp. Enhancement
FNMA --    Insured by Federal National Mortgage Assoc.
FSA --     Insured by Financial Security Assurance, Inc.
GO --      General Obligation
LLC --     Limited Liability Company
LOC --     Letter of Credit
MBIA --    Insured by Municipal Bond Insurance Assoc.
MTN --     Medium Term Note
NA --      North American
OID --     Original Issue Discount
PCR --     Pollution Control Revenue
PLC --     Public Limited Company
PSF-GTD -- Permanent School Fund Guaranty
PUFG --    Permanent University Fund Guaranty
SBG --     School Board Guaranty
SCSDE --   South Carolina School District Enhancement
SPA --     Standby Purchase Agreement
SPI --     Securities Purchase, Inc.
ULC --     Unlimited Liability Company

                                    --------------------------------------------
                                                                   AMSOUTH FUNDS
                                      Notes to Schedule of Portfolio Investments
                                                                January 31, 2005
                                    --------------------------------------------

                                                                        Cost of                                          Net
                                                                    Investments for       Gross          Gross       Unrealized
                                                                      Federal Tax      Unrealized     Unrealized    Appreciation/
                                                                        Purposes      Appreciation   Depreciation   Depreciation
                                                                   ----------------- -------------- -------------- --------------
Value Fund .......................................................      415,741           94,626         (5,391)       89,235
Select Equity Fund ...............................................      119,131           22,097         (3,000)       19,097
Enhanced Market Fund .............................................      177,366           20,643         (7,234)       13,409
Large Cap Fund ...................................................      254,690          125,833        (29,940)       95,893
Capital Growth Fund ..............................................      227,847           40,960         (7,292)       33,668
Mid Cap Fund .....................................................      190,297           32,936         (5,304)       27,632
Small Cap Fund ...................................................      219,222           37,336         (2,816)       34,520
International Equity Fund ........................................      311,655          164,499         (5,366)      159,133
Balanced Fund ....................................................      159,815           25,290         (1,061)       24,229
Strategic Portfolios: Aggressive Growth Portfolio ................       44,194            7,628            (76)        7,552
Strategic Portfolios: Growth Portfolio ...........................       55,718            5,992           (324)        5,668
Strategic Portfolios: Growth & Income Portfolio ..................      104,004           10,893         (1,150)        9,743
Strategic Portfolios: Moderate Growth & Income Portfolio .........       47,675            3,536           (569)        2,967
Government Income Fund ...........................................      168,829            2,502           (314)        2,188
Limited Term Bond Fund ...........................................      222,267               20         (1,813)       (1,793)
High Quality Bond Fund ...........................................      613,650           24,981         (1,069)       23,912
High Quality Municipal Bond Fund .................................      333,253           18,854           (121)       18,733
Florida Tax-Exempt Fund ..........................................       60,366            2,586            (58)        2,528
Tennessee Tax-Exempt Fund ........................................       35,462            1,594            (79)        1,515

The investment concentrations for the Equity Funds as a percentage of net assets, by industry, as of January 31, 2005, were as follows:

                                           Select   Enhanced    Large    Capital                         International
                                  Value    Equity    Market      Cap      Growth   Mid Cap   Small Cap      Equity      Balanced
                                   Fund     Fund      Fund       Fund      Fund      Fund       Fund         Fund         Fund
                                --------- -------- ---------- --------- --------- --------- ----------- -------------- ---------
Affiliated Securities .........       +      1.5%      1.0%         +         +       3.1%       1.7%          --          1.4%
Cash Equivalents ..............     6.3%      --       1.4%       3.3%     14.2%      8.7%      25.5%         8.3%        12.8%
Consumer Discretionary ........    13.3%    38.7%      8.8%      15.3%     16.5%     18.4%      20.7%        15.7%        11.9%
Consumer Staples ..............      --     25.5%      9.8%      11.8%      9.7%      4.0%       4.4%         3.9%         8.3%
Energy ........................     7.2%      --       9.5%        --       1.2%      8.9%       6.0%         7.6%         5.6%
Financials ....................    37.0%      --      18.4%       4.0%      7.5%     16.9%      12.8%        36.0%        20.3%
Health Care ...................     5.4%     1.9%     12.9%      24.8%     20.2%      9.2%      12.0%         1.4%        10.2%
Industrials ...................    11.2%    27.7%     13.2%      11.3%     14.9%     15.5%      20.3%        16.0%         4.8%
Information Technology ........     7.3%      --      16.6%      32.5%     28.6%     12.2%      12.0%         0.3%         5.9%
Investment Companies ..........     0.8%      --        --        0.3%      1.4%       --         --           --           --
Materials .....................     6.7%     4.6%      4.0%        --        --       4.9%       4.6%         5.6%         3.9%
Municipal Bonds ...............      --       --        --         --        --        --         --           --          1.0%
Sovereign .....................      --       --        --         --        --        --        1.6%          --         21.0%
Telecommunication Services ....     7.1%      --       2.5%        --        --       0.3%        --          8.8%         1.8%
Utilities .....................     3.4%      --       3.2%        --        --       6.4%       3.7%         3.9%         3.3%

---------
+ Amount is less than 0.1%.

The investment concentrations for the Strategic Portfolios as a percentage of net assets, by industry, as of January 31, 2005, were as follows:

                                 Strategic                                             Strategic
                                Portfolios:      Strategic         Strategic          Portfolios:
                                 Aggressive     Portfolios:       Portfolios:          Moderate
                                   Growth          Growth       Growth & Income     Growth & Income
                                 Portfolio       Portfolio         Portfolio           Portfolio
                               -------------   -------------   -----------------   ----------------
Bond Funds .................           +            23.5%             38.1%               47.9%
Equity Funds ...............        99.3%           75.3%             61.1%               51.1%
Money Market Funds .........         1.0%            0.9%              0.9%                1.0%

---------
+ Amount is less than 0.1%.

                       See notes to financial statements.

----------------------------------------------
AMSOUTH FUNDS
Notes to Schedule of Portfolio Investments
January 31, 2005
----------------------------------------------

The investment concentrations for the Bond and Money Market Funds as a percentage of net assets, by industry, as of January 31, 2005, were as follows:

                                                                                                        Institutional
                                               Government    Limited    High Quality       Prime      Prime Obligations
                                                 Income     Term Bond       Bond       Money Market     Money Market
                                                  Fund         Fund         Fund           Fund             Fund
                                              ------------ ----------- -------------- -------------- ------------------
Aerospace/Defense ...........................       --          1.1%         1.2%            --               --
Affiliated Securities .......................      0.4%         0.1%         0.1%            --               --
Aluminum ....................................       --           --          0.7%            --               --
Automotive ..................................       --           --           --            3.0%             2.5%
Automotive -- Finance .......................       --          3.8%         3.1%            --               --
Banking .....................................       --          9.0%         6.7%           3.2%             2.8%
Beverages ...................................       --          3.1%         0.8%           3.2%             3.0%
Broadcasting / Cable ........................       --          0.7%          --             --               --
Brokerage Services ..........................       --          6.4%         1.9%          15.9%            14.4%
Building Products ...........................       --           --          0.3%            --               --
Cash Equivalents ............................      2.4%        21.2%        13.1%          24.2%            32.3%
Computers & Peripherals .....................       --          0.9%         0.8%            --               --
Consumer Goods ..............................       --          1.4%         1.4%            --               --
Consumer Products ...........................       --           --          0.1%            --               --
Cosmetics / Personal Care ...................       --          2.2%         1.0%            --               --
Data Processing / Management ................       --          1.4%         1.1%            --               --
Electric ....................................       --           --           --            3.6%             2.6%
Electric -- Integrated ......................       --           --          1.6%            --               --
Electrical & Electronic .....................       --          0.9%         1.9%            --               --
Electronic Components / Instruments .........       --           --          0.6%            --               --
Financial Services ..........................       --          4.6%         2.8%           6.1%             8.6%
Food Products & Services ....................       --          2.0%         1.3%            --               --
Foreign Banking .............................       --           --           --            6.5%             4.4%
Foreign Government ..........................       --          1.3%         0.5%            --               --
Health Care .................................       --           --          0.8%            --               --
Hospital & Medical Service Plans ............       --          0.9%          --             --               --
Industrial Goods & Services .................       --          0.2%         2.0%            --               --
Insurance ...................................       --          7.9%         5.0%           6.1%             4.6%
Investment Companies ........................      1.0%           +          0.4%            --               --
Machinery -- Construction & Mining ..........       --          1.1%         0.8%            --               --
Machinery -- Farm ...........................       --           --          1.1%            --               --
Manufacturing ...............................       --           --          0.4%            --               --
Materials ...................................       --          1.2%          --             --               --
Meat Packing Plants .........................       --           --          1.2%            --               --
Mortgage Banks ..............................       --           --           --            3.1%             2.1%
Municipal Bonds .............................       --           --          0.1%            --               --
Newspapers ..................................       --          1.8%         0.4%            --               --
Oil & Gas Production & Services .............       --           --          1.2%            --               --
Pharmaceuticals .............................       --          3.6%         0.6%           2.9%             2.5%
Printing ....................................       --          0.5%          --             --               --
Restaurants .................................       --          1.4%         1.3%            --               --
Retail ......................................       --          4.5%         2.3%            --               --
Sovereign ...................................     98.2%        35.3%        50.8%          22.4%            20.4%
Utilities -- Electric & Gas .................       --          1.1%         1.2%            --               --
Utilities -- Telecommunications .............       --          1.0%         1.0%            --               --

-------
+ Amount is less than 0.1%.

                       See notes to financial statements.

                                    --------------------------------------------
                                                                   AMSOUTH FUNDS
                                      Notes to Schedule of Portfolio Investments
                                                                January 31, 2005
                                    --------------------------------------------

The investment concentrations for the Municipal Bond Funds as a percentage of net assets, by industry, as of January 31, 2005, were as follows:



                                                           High Quality
                                                            Municipal        Florida       Tennessee      Tax-Exempt
                                                               Bond        Tax-Exempt     Tax-Exempt     Money Market
                                                               Fund           Fund           Fund            Fund
                                                          -------------   ------------   ------------   -------------
Administration of General Economic Programs ...........          --            5.1%            --             2.8%
Affiliated Securities .................................           +            1.0%           0.8%             --
Airports ..............................................          --             --            1.4%             --
Air, Water, & Solid Waste .............................         8.1%           3.4%           7.4%            5.3%
Colleges & Universities ...............................        14.2%           1.9%           1.4%            7.7%
Education -- Elementary & Secondary ...................         2.8%            --            7.3%             --
Educational Services ..................................        12.5%          12.4%           5.7%            5.6%
Environmental Quality .................................         2.6%            --             --             4.3%
Facilities Support Services ...........................          --             --             --             3.4%
Finance & Taxation ....................................         6.1%          18.1%            --             5.3%
General Obligation ....................................        35.1%           4.8%          49.8%           22.1%
Health Services .......................................         1.7%            --           12.1%           10.2%
Highway & Street Construction .........................          --            1.6%            --              --
Hospital and Medical Services .........................          --             --             --             1.7%
Hospitals .............................................         1.0%           2.8%            --             3.3%
Housing ...............................................          --             --            2.8%             --
Industrial Revenue ....................................          --             --             --             5.5%
Investment Companies ..................................         1.1%           2.8%           1.2%            4.0%
Justice & Public Order ................................          --            3.7%            --              --
Local & Suburban Transportation .......................         1.5%           2.7%            --              --
Mulit-Family Housing ..................................         2.0%            --             --             7.6%
Regulation & Administration of Transportation .........         3.3%           9.0%            --             1.7%
Regulation & Administration of Utilities ..............         6.0%          15.6%            --             3.5%
Single-Family Housing .................................          --            0.6%            --             2.1%
Urban & Community Development .........................         2.1%           7.5%            --             3.0%
Utilities .............................................          --             --            6.0%             --
Water and Sewer .......................................          --            6.2%            --             0.8%

-------
+ Amount is less than 0.1%.

The investment concentrations for the AmSouth Treasury Reserve Money Market Fund as a percentage of net assets, by maturity schedule, as of January 31, 2005, were as follows:

Days                    Percent
-------------------   ----------
1 - 2 .............       70.9%
3 - 14 ............        6.4%
15 - 29 ...........        5.9%
30 - 59 ...........       12.2%
60 - 89 ...........        6.4%
90 - 179 ..........        6.3%

                       See notes to financial statements.

--------------------------------------------------
AMSOUTH FUNDS                                                   January 31, 2005
Statements of Assets and Liabilities                                 (Unaudited)
(amounts in thousands, except per share amounts)
--------------------------------------------------

                                                                                                Select
                                                                                    Value       Equity
                                                                                    Fund         Fund
                                                                                ------------ ------------
Assets:
Investments:
 Investments, at cost* ........................................................  $ 413,145     $119,130
 Net unrealized appreciation/(depreciation) ...................................     91,831       19,098
                                                                                 ---------     --------
 Investments, at value ........................................................    504,976      138,228
Foreign currency, at value** ..................................................         --           --
Cash ..........................................................................         --           --
Collateral for securities loaned ..............................................     31,795           --
Interest and dividends receivable .............................................        743           58
Receivable from capital shares issued .........................................          5           27
Receivable from investments sold ..............................................      9,009          143
Receivable from margin variation on futures ...................................         --           --
Receivable from foreign tax withholding reclaims ..............................         --           --
Prepaid expenses and other assets .............................................         27            7
                                                                                 ---------     --------
 Total Assets .................................................................    546,555      138,463
Liabilities:
Payable to custodian ..........................................................         --           --
Payable for investments purchased .............................................      6,650           --
Payable for securities loaned .................................................     31,795           --
Payable for capital shares redeemed ...........................................         38            9
Payable for margin variations on futures ......................................         --           --
Accrued expenses and other payables:
 Investment advisory fees .....................................................         44           12
 Administration fees ..........................................................         63           14
 Shareholder servicing and distribution fees ..................................         82           27
 Custodian fees ...............................................................          2            1
 Other ........................................................................         78           11
                                                                                 ---------     --------
 Total Liabilities ............................................................     38,752           74
                                                                                 ---------     --------
Net Assets ....................................................................  $ 507,803     $138,389
                                                                                 =========     ========
Composition of Net Assets:
Capital .......................................................................  $ 449,359     $119,367
Accumulated net investment income/(loss) ......................................         75          (61)
Accumulated net realized gains/(losses) from investments, foreign currency,
 futures, and option transactions .............................................    (33,462)         (15)
Unrealized appreciation/(depreciation) from investments, futures, and
 translation of assets and liabilities denominated in foreign currencies ......     91,831       19,098
                                                                                 ---------     --------
Net Assets ....................................................................  $ 507,803     $138,389
                                                                                 =========     ========
Class A Shares:
 Net Assets ...................................................................  $ 129,744     $ 20,606
 Shares Outstanding ...........................................................      7,878        1,425
 Net Asset Value and Redemption Price per share ...............................  $   16.47     $  14.46
                                                                                 =========     ========
 Maximum Sales Load ...........................................................       5.50%        5.50%
                                                                                 =========     ========
 Maximum Offering Price per share (Net Assets Value/(100% -- maximum
  sales charge)) ..............................................................  $   17.43     $  15.30
                                                                                 =========     ========
Class B Shares:
 Net Assets ...................................................................  $  28,758     $ 16,802
 Shares Outstanding ...........................................................      1,783        1,198
 Net Asset Value and Offering Price per share*** ..............................  $   16.13     $  14.03
                                                                                 =========     ========
Class I Shares:
 Net Assets ...................................................................  $ 349,301     $100,981
 Shares Outstanding ...........................................................     21,248        6,951
 Net Asset Value, Offering Price, and Redemption Price per share ..............  $   16.44     $  14.53
                                                                                 =========     ========

                                                                                    Enhanced        Large
                                                                                     Market          Cap
                                                                                      Fund           Fund
                                                                                ---------------- -----------
Assets:
Investments:
 Investments, at cost* ........................................................     $172,571      $254,690
 Net unrealized appreciation/(depreciation) ...................................       18,158        95,892
                                                                                    --------      --------
 Investments, at value ........................................................      190,729       350,582
Foreign currency, at value** ..................................................           --            --
Cash ..........................................................................           95****        --
Collateral for securities loaned ..............................................        2,639        11,421
Interest and dividends receivable .............................................          134           129
Receivable from capital shares issued .........................................            2            20
Receivable from investments sold ..............................................           --            --
Receivable from margin variation on futures ...................................            9            --
Receivable from foreign tax withholding reclaims ..............................           --            --
Prepaid expenses and other assets .............................................           11            26
                                                                                    --------      --------
 Total Assets .................................................................      193,619       362,178
Liabilities:
Payable to custodian ..........................................................           --            --
Payable for investments purchased .............................................           --            --
Payable for securities loaned .................................................        2,639        11,421
Payable for capital shares redeemed ...........................................            5            49
Payable for margin variations on futures ......................................           --            --
Accrued expenses and other payables:
 Investment advisory fees .....................................................            7            29
 Administration fees ..........................................................           18            33
 Shareholder servicing and distribution fees ..................................           28            62
 Custodian fees ...............................................................            1             2
 Other ........................................................................           27            55
                                                                                    --------      --------
 Total Liabilities ............................................................        2,725        11,651
                                                                                    --------      --------
Net Assets ....................................................................     $190,894      $350,527
                                                                                    ========      ========
Composition of Net Assets:
Capital .......................................................................     $172,863      $238,092
Accumulated net investment income/(loss) ......................................           41          (233)
Accumulated net realized gains/(losses) from investments, foreign currency,
 futures, and option transactions .............................................         (168)       16,776
Unrealized appreciation/(depreciation) from investments, futures, and
 translation of assets and liabilities denominated in foreign currencies ......       18,158        95,892
                                                                                    --------      --------
Net Assets ....................................................................     $190,894      $350,527
                                                                                    ========      ========
Class A Shares:
 Net Assets ...................................................................     $ 27,171      $105,817
 Shares Outstanding ...........................................................        2,375         5,925
 Net Asset Value and Redemption Price per share ...............................     $  11.44      $  17.86
                                                                                    ========      ========
 Maximum Sales Load ...........................................................        5.50%          5.50%
                                                                                    ========      ========
 Maximum Offering Price per share (Net Assets Value/(100% -- maximum
  sales charge)) ..............................................................     $  12.11      $  18.90
                                                                                    ========      ========
Class B Shares:
 Net Assets ...................................................................     $ 10,734      $ 23,687
 Shares Outstanding ...........................................................          961         1,399
 Net Asset Value and Offering Price per share*** ..............................     $  11.17      $  16.93
                                                                                    ========      ========
Class I Shares:
 Net Assets ...................................................................     $152,989      $221,023
 Shares Outstanding ...........................................................       13,349        12,306
 Net Asset Value, Offering Price, and Redemption Price per share ..............     $  11.46      $  17.96
                                                                                    ========      ========

*    Represents investments in affiliates for the Strategic Portfolios.
**   Cost of foreign currency for the International Equity Fund is $32.
*** Redemption Price per share varies by length of time shares are held. **** Deposits for financial futures.

                       See notes to financial statements.

                             ---------------------------------------------------
January 31, 2005                                                   AMSOUTH FUNDS
(Unaudited)                                 Statements of Assets and Liabilities
                                (amounts in thousands, except per share amounts)
                             ---------------------------------------------------

                                                                                                                      Strategic
                                                                            Strategic                   Strategic    Portfolios:
                                                                           Portfolios:    Strategic    Portfolios:    Moderate
   Capital                         Small                                    Aggressive   Portfolios:     Growth &     Growth &
    Growth         Mid Cap          Cap      International     Balanced       Growth        Growth        Income       Income
     Fund           Fund           Fund       Equity Fund        Fund       Portfolio     Portfolio     Portfolio     Portfolio
------------- ---------------- ------------ --------------- ------------- ------------- ------------- ------------- ------------
 $  223,357      $189,705       $ 218,820      $ 305,875      $ 159,324     $ 43,211      $ 55,193      $102,605      $47,477
     38,158        27,967          34,922        161,633         24,720        8,535         6,192        11,143        3,165
 ----------      --------       ---------      ---------      ---------     --------      --------      --------      -------
    261,515       217,672         253,742        467,508        184,044       51,746        61,385       113,748       50,642
         --            --              --             32             --           --            --            --           --
         --           308****          --          3,280             --           --            --            --           --
     37,079        19,062          64,709         39,219         23,735           --            --            --           --
        107            99              11            301          1,197            1             1             1            1
         --             7               4             81             16           20           270            33           51
         --            --           4,105             --            583           --            --            --           --
         --            86              --             --             --           --            --            --           --
         --            --              --            135             --           --            --            --           --
         24            24              14             51             10           11             9             5            2
 ----------      --------       ---------      ---------      ---------     --------      --------      --------      -------
    298,725       237,258         322,585        510,607        209,585       51,778        61,665       113,787       50,696
         --            --              --             --             --           --            --            --           --
         --            --           3,615             --        579.00            --            --            --           --
     37,079        19,062          64,709         39,219         23,735           --            --            --           --
         21             9               7             17             40          141            63            61            1
         --            --
         23            14              22             42             16            1             1             1            1
         27            20              23             40             18            6             7            15            6
         32            27              24             44             48           14            23            23           14
          1             1               1             --              1           --            --            --           --
         36            25              27             --             31           12             9             2           13
 ----------      --------       ---------      ---------      ---------     --------      --------      --------      -------
     37,219        19,158          68,428         39,362         24,468          174           103           102           35
 ----------      --------       ---------      ---------      ---------     --------      --------      --------      -------
 $  261,506      $218,100       $ 254,157      $ 471,245      $ 185,117     $ 51,604      $ 61,562      $113,685      $50,661
 ==========      ========       =========      =========      =========     ========      ========      ========      =======
 $  339,319      $201,987       $ 258,155      $ 337,177      $ 149,503     $ 50,981      $ 59,131      $111,286      $48,437
       (244)          (12)         (1,257)          (317)          (307)          57             4            88           45
   (115,727)      (11,842)        (37,663)       (27,273)        11,201       (7,969)       (3,765)       (8,832)        (986)
     38,158        27,967          34,922        161,658         24,720        8,535         6,192        11,143        3,165
 ----------      --------       ---------      ---------      ---------     --------      --------      --------      -------
 $  261,506      $218,100       $ 254,157      $ 471,245      $ 185,117     $ 51,604      $ 61,562      $113,685      $50,661
 ==========      ========       =========      =========      =========     ========      ========      ========      =======
 $   27,940      $ 21,658       $  10,081      $  21,962      $ 103,805     $ 22,583      $ 28,260      $ 55,029      $23,261
      2,853         1,574           1,100          1,605          8,188        2,378         2,936         5,488        2,336
 $     9.79      $  13.76       $    9.16      $   13.68      $   12.68     $   9.50      $   9.63      $  10.03      $  9.96
 ==========      ========       =========      =========      =========     ========      ========      ========      =======
       5.50%         5.50%           5.50%          5.50%          5.50%        5.50%         5.50%         5.50%        5.50%
 ==========      ========       =========      =========      =========     ========      ========      ========      =======
 $    10.36      $  14.56       $    9.69      $   14.48      $   13.42     $  10.05      $  10.19      $  10.61      $ 10.54
 ==========      ========       =========      =========      =========     ========      ========      ========      =======
 $    7,357      $  7,932       $   2,664      $   2,876      $  25,613     $ 13,234      $ 24,961      $ 17,027      $12,630
        806           602             307            215          2,028        1,452         2,624         1,704        1,276
 $     9.13      $  13.18       $    8.68      $   13.38      $   12.63     $   9.11      $   9.51      $   9.99      $  9.90
 ==========      ========       =========      =========      =========     ========      ========      ========      =======
 $  226,209      $188,510       $ 241,412      $ 446,407      $  55,699     $ 15,787      $  8,341      $ 41,629      $14,770
     23,055        13,641          25,969         32,493          4,393        1,662           863         4,135        1,479
 $     9.81      $  13.82       $    9.30      $   13.74      $   12.68     $   9.50      $   9.67      $  10.07      $  9.99
 ==========      ========       =========      =========      =========     ========      ========      ========      =======

                       See notes to financial statements.

--------------------------------------------------
AMSOUTH FUNDS                                                  January 31, 2005
Statements of Assets and Liabilities                                 (Unaudited)
(amounts in thousands, except per share amounts)
--------------------------------------------------

                                                                        Limited         High        High Quality
                                                       Government        Term          Quality       Municipal
                                                         Income          Bond           Bond            Bond
                                                          Fund           Fund           Fund            Fund
                                                      ------------   ------------   ------------   -------------
Assets:
Investments:
 Investments, at cost ...............................   $168,845       $220,961       $611,479       $ 333,907
 Net unrealized appreciation ........................      2,173           (487)        26,083          18,080
 Repurchase agreements, at cost .....................         --             --             --              --
                                                        --------       --------       --------       ---------
 Investments, at value ..............................    171,018        220,474        637,562         351,987
Cash ................................................         --             --             --              --
Collateral for securities loaned ....................      4,230         46,932         84,924              --
Interest and dividends receivable ...................      1,065          2,473          9,737           4,596
Receivable from capital shares issued ...............         --             --             --              --
Receivable from investments sold ....................         --             --          5,632           1,558
Prepaid expenses and other assets ...................         22             14             28              16
                                                        --------       --------       --------       ---------
 Total Assets .......................................    176,335        269,893        737,883         358,157
Liabilities:
Dividends payable ...................................         --             --             --              --
Payable to custodian ................................         --             --              1              --
Payable for investments purchased ...................         --          1,000          5,755           6,434
Payable for securities loaned .......................      4,230         46,932         84,924              --
Payable for capital shares redeemed .................        143             96             21              --
Accrued expenses and other payables:
 Investment advisory fees ...........................          9             12             35              15
 Administration fees ................................         22             22             55              32
 Shareholder servicing and distribution fees ........         22             35             66              35
 Custodian fees .....................................          1              1              3               2
 Other ..............................................         29             28             76              33
                                                        --------       --------       --------       ---------
 Total Liabilities ..................................      4,456         48,126         90,936           6,551
                                                        --------       --------       --------       ---------
Net Assets ..........................................   $171,879       $221,767       $646,947       $ 351,606
                                                        ========       ========       ========       =========
Composition of Net Assets:
Capital .............................................   $166,899       $225,561       $622,116       $ 331,848
Accumulated net investment income (loss) ............     (1,033)        (1,481)        (2,999)            898
Accumulated net realized gains/(losses) from
 investment transactions ............................      3,840         (1,826)         1,747             780
Unrealized appreciation from investments ............      2,173           (487)        26,083          18,080
                                                        --------       --------       --------       ---------
Net Assets ..........................................   $171,879       $221,767       $646,947       $ 351,606
                                                        ========       ========       ========       =========
Class A Shares (a):
 Net Assets .........................................   $ 16,762       $ 24,554       $ 51,640       $  18,334
 Shares Outstanding .................................      1,707          2,372          4,633           1,787
 Net Asset Value and Redemption Price per share .....   $   9.82       $  10.35       $  11.15       $   10.26
                                                        ========       ========       ========       =========
 Maximum Sales Load .................................       4.00%          2.00%          4.00%           4.00%
                                                        ========       ========       ========       =========
 Maximum Offering Price per share (Net Assets
  Value/(100% -- maximum sales charge)) .............   $  10.23       $  10.56       $  11.61       $   10.69
                                                        ========       ========       ========       =========
Class B Shares (b):
 Net Assets .........................................   $  6,572       $ 16,837       $  6,709       $   3,923
 Shares Outstanding .................................        669          1,629            604             383
 Net Asset Value and Offering Price per share* ......   $   9.82       $  10.34       $  11.11       $   10.24
                                                        ========       ========       ========       =========
Class I Shares (c):
 Net Assets .........................................   $148,545       $180,376       $588,598       $ 329,349
 Shares Outstanding .................................     15,121         17,413         52,803          32,088
 Net Asset Value, Offering Price, and Redemption
  Price per share ...................................   $   9.82       $  10.36       $  11.15       $   10.26
                                                        ========       ========       ========       =========

*    Redemption price per share varies by length of time shares are held.
(a) Represents Class 2 Shares for the Institutional Prime Obligations Money Market Fund.
(b) Represents Class 3 Shares for the Institutional Prime Obligations Money Market Fund.
(c) Represents Class 1 Shares for the Institutional Prime Obligations Money Market Fund.

                       See notes to financial statements.

                              --------------------------------------------------
January 31, 2005                                                   AMSOUTH FUNDS
(Unaudited)                                 Statements of Assets and Liabilities
                                (amounts in thousands, except per share amounts)
                              --------------------------------------------------

                                                                                     Institutional
                                                   Treasury                              Prime
                                   Prime           Reserve          Tax-Exempt        Obligations
   Florida       Tennessee         Money            Money              Money             Money
 Tax-Exempt     Tax-Exempt        Market            Market            Market            Market
    Fund           Fund            Fund              Fund              Fund              Fund
------------   ------------   --------------   ---------------   ----------------   --------------
 $  60,390       $ 35,463        $421,986         $  69,787          $140,712         $ 291,996
     2,504          1,514              --                --                --                --
        --             --         134,631           118,167                --           138,709
 ---------       --------        --------         ---------          --------         ---------
    62,894         36,977         556,617           187,954           140,712           430,705
        --             --              --                --                --                --
        --             --              --            14,851                --                --
       612            526               9                22               342                10
        --             --              --                --                --                --
     1,030          1,056              --                --                --                --
         3              6              32                 9                11                14
 ---------       --------        --------         ---------          --------         ---------
    64,539         38,565         556,658           202,836           141,065           430,729
        --             --             767               256               142               682
        --             --              --                --                --                --
     1,112             --              --                --                --                --
        --             --              --            14,851                --                --
        --             --              --                --                --                --
         3              2             170                56                31                24
         7              7              46                16                12                29
         9              6             100                19                12                50
        --             --               2                 1                 1                 2
         6              6              89                76                14                57
 ---------       --------        --------         ---------          --------         ---------
     1,137             21           1,174            15,275               212               844
 ---------       --------        --------         ---------          --------         ---------
 $  63,402       $ 38,544        $555,484         $ 187,561          $140,853         $ 429,885
 =========       ========        ========         =========          ========         =========
 $  60,844       $ 36,978        $555,487         $ 187,558          $141,158         $ 429,885
        46              9              --                 1                --                --
         8             43              (3)                2              (305)               --
     2,504          1,514              --                --                --                --
 ---------       --------        --------         ---------          --------         ---------
 $  63,402       $ 38,544        $555,484         $ 187,561          $140,853         $ 429,885
 =========       ========        ========         =========          ========         =========
 $  10,006       $  5,700        $389,343         $  76,617          $ 32,352         $ 137,787
       939            558         389,381            76,627            32,413           137,788
 $   10.66       $  10.22        $   1.00         $    1.00          $   1.00         $    1.00
 =========       ========        ========         =========          ========         =========
      4.00%          4.00%             --                --                --                --
 =========       ========        ========         =========          ========         =========
 $   11.10       $  10.65
 =========       ========
 $   3,071       $  2,403        $  2,877               N/A               N/A         $  53,592
       289            235           2,876               N/A               N/A            53,592
 $   10.63       $  10.23        $   1.00               N/A               N/A         $    1.00
 =========       ========        ========         =========          ========         =========
 $  50,325       $ 30,441        $163,264         $ 110,944          $108,501         $ 238,506
     4,719          2,981         163,254           110,954           108,747           238,511
 $   10.66       $  10.21        $   1.00         $    1.00          $   1.00         $    1.00
 =========       ========        ========         =========          ========         =========

                       See notes to financial statements.

--------------------------
AMSOUTH FUNDS                                 Six months ended January 31, 2005
Statements of Operations                                             (Unaudited)
(amounts in thousands)
--------------------------

                                                                                               Select    Enhanced    Large
                                                                                  Value        Equity     Market      Cap
                                                                                  Fund          Fund       Fund      Fund
                                                                                ---------     -------    -------    -------
Investment Income:
Dividends ...................................................................   $   5,344     $ 1,320    $ 2,136    $ 3,201
Dividends from affiliates ...................................................          25          --         12         --
Interest ....................................................................           2          10          1         --
Securities lending ..........................................................           7          --          2          5
                                                                                ---------     -------    -------    -------
 Total Investment Income ....................................................       5,378       1,330      2,151      3,206
                                                                                ---------     -------    -------    -------
Expenses:
Investment advisory .........................................................       2,086         527        389      1,482
Administration ..............................................................         517         131        186        366
Distribution -- Class B Shares ..............................................         109          58         41         92
Shareholder servicing -- Class A Shares .....................................         158          23         33        129
Shareholder servicing -- Class B Shares .....................................          36          19         14         31
Shareholder servicing -- Class I Shares .....................................         275          74        113        182
Accounting ..................................................................          57          15         28         41
Custodian ...................................................................          64          16         23         46
Transfer agent ..............................................................          94          27         37         89
Registration and filing .....................................................           5          --          4         13
Other .......................................................................         123          32         42         93
                                                                                ---------     -------    -------    -------
 Total expenses before fee reductions/reimbursements ........................       3,524         922        910      2,564
 Expenses reduced by:
  Investment Advisor ........................................................          (8)         (3)        (4)       (93
  Administrator .............................................................         (32)        (22)       (32)       (62
  Custodian .................................................................         (40)        (10)       (14)       (29
  Transfer Agent ............................................................          (3)         (7)        (7)        (3
  Distributor ...............................................................         (92)        (25)       (38)       (61
  Fund Accountant ...........................................................         (39)        (10)       (14)       (28
 Expenses reimbursed by:
  Administrator .............................................................         (40)        (11)       (15)       (26
                                                                                ---------     -------    -------    -------
 Net Expenses ...............................................................       3,270         834        786      2,262
                                                                                ---------     -------    -------    -------
Net Investment Income (Loss) ................................................       2,108         496      1,365        944
                                                                                ---------     -------    -------    -------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains/(losses) from investment transactions and futures** ......      79,761         (14)     6,547     16,956
Realized gain distributions from underlying funds ...........................          --          --         --         --
Change in unrealized appreciation/depreciation from investments, futures, and
 translation of assets and liabilities denominated in foreign currencies ....     (26,259)     10,757      6,760      2,263
                                                                                ---------     -------    -------    -------
Net Realized/Unrealized Losses from Investments .............................      53,502      10,743     13,307     19,219
                                                                                ---------     -------    -------    -------
Change in Net Assets Resulting from Operations ..............................   $  55,610     $11,239    $14,672    $20,163
                                                                                =========     =======    =======    =======

* Dividends for the International Equity Fund are net of foreign withholding taxes of $389.
** Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.

                       See notes to financial statements.

Six months ended January 31, 2005
(Unaudited)
                                                  ------------------------------
                                                                   AMSOUTH FUNDS
                                                        Statements of Operations
                                                          (amounts in thousands)
                                                  ------------------------------

                                                                                                                 Strategic
                                                                       Strategic                   Strategic    Portfolios:
                                                                      Portfolios:    Strategic    Portfolios:    Moderate
   Capital                               International                 Aggressive   Portfolios:     Growth &     Growth &
   Growth       Mid Cap     Small Cap        Equity       Balanced       Growth        Growth        Income       Income
    Fund         Fund          Fund           Fund          Fund       Portfolio     Portfolio     Portfolio     Portfolio
------------ ------------ ------------- --------------- ------------ ------------- ------------- ------------- ------------
  $  2,414     $  1,091      $    259      $  3,323*      $  1,245      $     --      $     --      $     --      $     --
        --           31            35            --             15           252           501         1,216           607
         6            1            23            67          1,728            --            --            --            --
        --            5            20            --             12            --            --            --            --
  --------     --------      --------      --------       --------      --------      --------      --------      --------
     2,420        1,128           337         3,390          3,000           252           501         1,216           607
  --------     --------      --------      --------       --------      --------      --------      --------      --------
     1,063          943         1,303         2,417            729            49            57           111            49
       266          194           236           423            182            51            58           111            51
        29           29            10             9             96            44            79            58            44
        34           23            10            21            120            25            31            61            26
        10           10             3             3             32            15            26            19            14
       173          127           171           309             45            13             8            35            13
        30           29            27            86             24             5             6            12             5
        33           24            29            70             22             6             7            14             6
        44           38            40            49             63            44            33            40            37
         3            9             3            15              6             5             5            --             4
        57           42            52            39             46            10            12            12            11
  --------     --------      --------      --------       --------      --------      --------      --------      --------
     1,742        1,468         1,884         3,441          1,365           267           322           473           260
        --         (354)         (128)         (671)            (5)          (24)          (28)          (55)          (25)
       (44)         (33)          (41)          (68)           (31)          (20)          (23)           (6)          (20)
       (20)         (15)          (18)           --            (14)           (4)           (4)           (9)           (4)
        (7)          (8)           (9)           (9)            (4)          (11)          (11)           (7)          (11)
       (58)         (42)          (57)         (103)           (15)          (20)          (26)          (44)          (20)
       (20)         (15)          (18)          (32)           (14)           (4)           (4)           (8)           (4)
       (23)         (16)          (19)          (32)           (15)           (6)           (6)          (10)           (6)
  --------     --------      --------      --------       --------      --------      --------      --------      --------
     1,570          985         1,594         2,526          1,267           178           220           334           170
  --------     --------      --------      --------       --------      --------      --------      --------      --------
       850          143        (1,257)          864          1,733            74           281           882           437
  --------     --------      --------      --------       --------      --------      --------      --------      --------
      (963)       5,227        14,772         3,930         13,848           600           491           969           465
        --           --            --            --             --           484           444           683           253
    16,082       17,281        14,837        75,470         (4,765)        3,353         2,969         4,558         1,644
  --------     --------      --------      --------       --------      --------      --------      --------      --------
    15,119       22,508        29,609        79,400          9,083         4,437         3,904         6,210         2,362
  --------     --------      --------      --------       --------      --------      --------      --------      --------
  $ 15,969     $ 22,651      $ 28,352      $ 80,264       $ 10,816      $  4,511      $  4,185      $  7,092      $  2,799
  ========     ========      ========      ========       ========      ========      ========      ========      ========

                       See notes to financial statements.

--------------------------
AMSOUTH FUNDS                                  Six months ended January 31, 2005
Statements of Operations                                             (Unaudited)
(amounts in thousands)
--------------------------

                                                                                      Limited        High      High Quality
                                                                       Government       Term        Quality     Municipal
                                                                         Income         Bond         Bond          Bond
                                                                          Fund          Fund         Fund          Fund
                                                                      ------------ ------------- ------------ -------------
Investment Income:
Dividends ..........................................................    $     24      $      4     $     35      $     41
Dividends from affiliates ..........................................          --            --           --            --
Interest ...........................................................       4,744         4,302       14,971         7,603
Securities lending .................................................          --            --           --            --
                                                                        --------      --------     --------      --------
 Total Investment Income ...........................................       4,768         4,306       15,006         7,644
                                                                        --------      --------     --------      --------
Expenses:
Investment advisory ................................................         650           746        1,920         1,079
Administration .....................................................         218           247          631           356
Distribution -- Class B Shares (b) .................................          27            69           26            16
Shareholder servicing -- Class A Shares (a) ........................          21            35           59            23
Shareholder servicing -- Class B Shares (b) ........................           9            23            9             5
Shareholder servicing -- Class I Shares (c) ........................         143           151          440           253
Accounting .........................................................          36            32           76            49
Custodian ..........................................................          27            31           79            44
Transfer agent .....................................................          34            37          111            38
Registration and filing ............................................          --             3            6             2
Other ..............................................................          62            60          144            80
                                                                        --------      --------     --------      --------
 Total expenses before fee reductions/reimbursements ...............       1,227         1,434        3,501         1,945
 Expenses reduced by:
  Investment Advisor ...............................................        (115)         (129)        (324)         (361)
  Administrator ....................................................         (39)          (43)        (108)          (63)
  Custodian ........................................................         (17)          (19)         (49)          (28)
  Transfer Agent ...................................................          (8)           (7)          (6)           (8)
  Distributor ......................................................         (48)          (50)        (147)          (84)
  Fund Accountant ..................................................         (16)          (19)         (48)          (27)
 Expenses reimbursed by:
  Administrator ....................................................         (19)          (19)         (44)          (26)
                                                                        --------      --------     --------      --------
 Net Expenses ......................................................         965         1,148        2,775         1,348
                                                                        --------      --------     --------      --------
Net Investment Income ..............................................       3,803         3,158       12,231         6,296
                                                                        --------      --------     --------      --------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains from investment transactions ....................       4,567            56        1,752           780
Change in unrealized appreciation/depreciation from investments ....      (3,632)       (1,681)       4,901           141
                                                                        --------      --------     --------      --------
Net Realized/Unrealized Gains from Investments .....................         935        (1,625)       6,653           921
                                                                        --------      --------     --------      --------
Change in Net Assets Resulting from Operations .....................    $  4,738      $  1,533     $ 18,884      $  7,217
                                                                        ========      ========     ========      ========

(a) Represents Class 2 Shares for the Institutional Prime Obligations Money Market.
(b) Represents Class 3 Shares for the Institutional Prime Obligations Money Market.
(c) Represents Class 1 Shares for the Institutional Prime Obligations Money Market.

                       See notes to financial statements.

                                                    ----------------------------
Six months ended January 31, 2005                                  AMSOUTH FUNDS
(Unaudited)                                             Statements of Operations
                                                          (amounts in thousands)
                                                    ----------------------------

                                                                         Institutional
                                             Treasury                        Prime
                                 Prime        Reserve     Tax-Exempt      Obligations
   Florida       Tennessee       Money         Money         Money           Money
 Tax-Exempt     Tax-Exempt       Market       Market        Market          Market
    Fund           Fund           Fund         Fund          Fund            Fund
------------   ------------   -----------   ----------   ------------   --------------
  $    10        $     4          $  --       $   --        $    48          $  --
  -------        -------        -------      -------        -------        -------
    1,207            766          5,573        1,722          1,084          3,283
       --             --              3           51             --              2
  -------        -------        -------      -------        -------        -------
    1,217            770          5,576        1,773          1,132          3,285
  -------        -------        -------      -------        -------        -------
      187            120          1,192          393            308            345
       64             43            589          194            153            197
       11              9             12           --             --            125
       12              8            523           87             40            131
        4              3              4           --             --             --
       38             24            131           95             91             --
       10              7             64           21             21             37
        8              5             73           24             19             41
       16             15             84           40             15             29
        1              4             11            5              3              1
       14             10            159           43             37             75
  -------        -------        -------      -------        -------        -------
      365            248          2,842          902            687            981
      (64)           (21)          (149)         (49)          (115)          (224)
      (29)            (9)          (249)         (82)           (21)            --
       (5)            (3)           (46)         (15)           (12)           (26)
      (10)           (12)            (5)          --             (3)            (1)
      (13)            (8)           (53)         (67)           (54)            --
       (5)            (3)           (45)         (15)           (12)           (26)
       (7)            (6)           (42)         (14)           (12)           (25)
  -------        -------        -------      -------        -------        -------
      232            186          2,253          660            458            679
  -------        -------        -------      -------        -------        -------
      985            584          3,323        1,113            674          2,606
  -------        -------        -------      -------        -------        -------
       27             41             --           --             (6)            --
      322             57             --           --             --             --
  -------        -------        -------      -------        -------        -------
      349             98             --           --             (6)            --
  -------        -------        -------      -------        -------        -------
  $ 1,334        $   682        $ 3,323      $ 1,113        $   668        $ 2,606
  =======        =======        =======      =======        =======        =======

                       See notes to financial statements.

---------------------------------------
AMSOUTH FUNDS
Statements of Changes in Net Assets
(amounts in thousands)
---------------------------------------

                                                                    Six Months
                                                                      Ended        Year Ended
                                                                   January 31,      July 31,
                                                                       2005           2004
                                                                ----------------- ------------
                                                                   (Unaudited)
                                                                          Value Fund
                                                                ------------------------------
Net Assets, Beginning of Period ...............................   $    513,889     $ 532,221
                                                                  ------------     ---------
Operations:
 Net investment income (loss) .................................          2,108         4,675
 Net realized gains (losses) from investment transactions
  and option contracts ........................................         79,761        41,594#
 Change in unrealized appreciation/depreciation from
  investments .................................................        (26,259)       29,509
                                                                  ------------     ---------
Change in net assets resulting from operations ................         55,610        75,778
                                                                  ------------     ---------
Dividends to:
Class A Shareholders:
 From net investment income ...................................           (528)         (951)
 From net realized gains from investment transactions .........             --            --
Class B Shareholders:
 From net investment income ...................................            (33)          (84)
 From net realized gains from investment transactions .........             --            --
Class I Shareholders:
 From net investment income ...................................         (1,782)       (3,633)
 From net realized gains from investment transactions .........             --            --
                                                                  ------------     ---------
Change in net assets from dividends to shareholders ...........         (2,343)       (4,668)
                                                                  ------------     ---------
Change in net assets from capital share transactions ..........        (59,353)      (89,442)
                                                                  ------------     ---------
Proceeds from redemption fees collected .......................             --            --
                                                                  ------------     ---------
Change in net assets ..........................................         (6,086)      (18,332)
                                                                  ------------     ---------
Net Assets, End of Period .....................................   $    507,803     $ 513,889
                                                                  ============     =========
Accumulated Net Investment Income/(Loss) ......................             --     $     310
                                                                  ============     =========

                                                                   Six Months                    Six Months
                                                                     Ended       Year Ended        Ended         Year Ended
                                                                  January 31,     July 31,      January 31,       July 31,
                                                                      2005          2004            2005            2004
                                                                --------------- ------------ ----------------- --------------
                                                                  (Unaudited)                   (Unaudited)
                                                                     Select Equity Fund            Enhanced Market Fund
                                                                ---------------------------- --------------------------------
Net Assets, Beginning of Period ...............................  $     119,968    $ 59,412     $    178,652       $129,130
                                                                 -------------    --------     ------------       --------
Operations:
 Net investment income (loss) .................................            496         339            1,365          1,345
 Net realized gains (losses) from investment transactions
  and option contracts ........................................            (14)      2,506            6,547          7,726
 Change in unrealized appreciation/depreciation from
  investments .................................................         10,757       4,784            6,760          8,460
                                                                 -------------    --------     ------------       --------
Change in net assets resulting from operations ................         11,239       7,629           14,672         17,531
                                                                 -------------    --------     ------------       --------
Dividends to:
Class A Shareholders:
 From net investment income ...................................            (77)        (50)            (187)          (186)
 From net realized gains from investment transactions .........            (17)        (76)            (960)            --
Class B Shareholders:
 From net investment income ...................................            (39)        (17)             (53)           (26)
 From net realized gains from investment transactions .........            (15)        (77)            (393)            --
Class I Shareholders:
 From net investment income ...................................           (441)       (322)          (1,131)        (1,122)
 From net realized gains from investment transactions .........            (88)       (459)          (5,361)            --
                                                                 -------------    --------     ------------       --------
Change in net assets from dividends to shareholders ...........           (677)     (1,001)          (8,085)        (1,334)
                                                                 -------------    --------     ------------       --------
Change in net assets from capital share transactions ..........          7,859      53,928            5,655         33,325
                                                                 -------------    --------     ------------       --------
Proceeds from redemption fees collected .......................             --          --               --             --
                                                                 -------------    --------     ------------       --------
Change in net assets ..........................................         18,421      60,556           12,242         49,522
                                                                 -------------    --------     ------------       --------
Net Assets, End of Period .....................................  $     138,389    $119,968     $    190,894       $178,652
                                                                 =============    ========     ============       ========
Accumulated Net Investment Income/(Loss) ......................  $         (61)   $     --     $         41       $     47
                                                                 =============    ========     ============       ========

                                                                  International Equity Fund
                                                                ------------------------------
                                                                    (Unaudited)
Net Assets, Beginning of Period ...............................   $    388,719     $ 260,257
                                                                  ------------     ---------
Operations:
 Net investment income (loss) .................................            864         3,904
 Net realized gains (losses) from investments, futures, and
  foreign currency transactions* ..............................          3,930         8,248
 Realized gain distributions from underlying funds ............             --            --
 Change in unrealized appreciation/depreciation from
  investments, futures, and translation of assets and
  liabilities in foreign currencies ...........................         75,470        73,633
                                                                  ------------     ---------
Change in net assets resulting from operations ................         80,264        85,785
                                                                  ------------     ---------
Dividends to:
Class A Shareholders:
 From net investment income ...................................           (157)          (63)
 From net realized gains from investment transactions .........             --            --
 From tax return of capital ...................................             --            --
Class B Shareholders:
 From net investment income ...................................             (8)           --
 From net realized gains from investment transactions .........             --            --
 From tax return of capital ...................................             --            --
Class I Shareholders:
 From net investment income ...................................         (4,115)       (3,090)
 From net realized gains from investment transactions .........             --            --
 From tax return of capital ...................................             --            --
                                                                  ------------     ---------
Change in net assets from dividends to shareholders ...........         (4,280)       (3,153)
                                                                  ------------     ---------
Change in net assets from capital transactions ................          6,542        45,636
                                                                  ------------     ---------
Proceeds from redemption fees collected .......................                          194
                                                                  ------------     ---------
Change in net assets ..........................................         82,526       128,462
                                                                  ------------     ---------
Net Assets, End of Period .....................................   $    471,245     $ 388,719
                                                                  ============     =========
Accumulated Net Investment Income/(Loss) ......................   $       (317)    $   3,099
                                                                  ============     =========

                                                                                                   Strategic Portfolios:
                                                                                                     Aggressive Growth
                                                                        Balanced Fund                    Portfolio
                                                                --------------------------     ---------------------------
                                                                    (Unaudited)                  (Unaudited)
Net Assets, Beginning of Period ...............................  $     174,204    $161,459     $     45,254       $27,727
                                                                --------------    --------     ------------       --------
Operations:
 Net investment income (loss) .................................          1,733       2,748               74           (33)
 Net realized gains (losses) from investments, futures, and
  foreign currency transactions* ..............................         13,848       2,534              600         1,577
 Realized gain distributions from underlying funds ............             --          --              484            26
 Change in unrealized appreciation/depreciation from
  investments, futures, and translation of assets and
  liabilities in foreign currencies ...........................         (4,765)      8,066            3,353         1,826
                                                                --------------    --------     ------------       -------
Change in net assets resulting from operations ................         10,816      13,348            4,511         3,396
                                                                --------------    --------     ------------       -------
Dividends to:
Class A Shareholders:
 From net investment income ...................................         (1,079)     (1,566)              (9)           --
 From net realized gains from investment transactions .........           (263)         --               --            --
 From tax return of capital ...................................             --          --               --           (18)
Class B Shareholders:
 From net investment income ...................................           (196)       (251)              --            --
 From net realized gains from investment transactions .........            (69)         --               --            --
 From tax return of capital ...................................             --          --               --            (4)
Class I Shareholders:
 From net investment income ...................................           (716)     (1,216)              (8)           --
 From net realized gains from investment transactions .........           (161)         --               --            --
 From tax return of capital ...................................             --          --               --           (18)
                                                                --------------    --------     ------------       -------
Change in net assets from dividends to shareholders ...........         (2,484)     (3,033)             (17)          (40)
                                                                --------------    --------     ------------       -------
Change in net assets from capital transactions ................          2,581       2,430            1,856        14,167
                                                                --------------    --------     ------------       -------
Proceeds from redemption fees collected .......................             --          --               --             4
                                                                --------------    --------     ------------       -------
Change in net assets ..........................................         10,913      12,745            6,350        17,527
                                                                --------------    --------     ------------       -------
Net Assets, End of Period .....................................  $     185,117    $174,204     $     51,604       $45,254
                                                                ==============    ========     ============       =======
Accumulated Net Investment Income/(Loss) ......................  $        (307)   $    (49)    $         57       $    --
                                                                ==============    ========     ============       =======

* Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.
# Includes reimbursement of $406 by advisor and administrator for losses realized on the disposal of investments in violation of restrictions.

                       See notes to financial statements.

                                          --------------------------------------
                                                                   AMSOUTH FUNDS
                                             Statements of Changes in Net Assets
                                                          (amounts in thousands)
                                          --------------------------------------

   Six Months                       Six Months                       Six Months                        Six Months
     Ended         Year Ended         Ended         Year Ended         Ended          Year Ended         Ended        Year Ended
  January 31,       July 31,       January 31,       July 31,       January 31,        July 31,       January 31,      July 31,
      2005            2004             2005            2004             2005             2004             2005           2004
---------------   ------------   ---------------   ------------   ---------------   --------------   -------------   -----------
  (Unaudited)                      (Unaudited)                      (Unaudited)                       (Unaudited)
        Large Cap Fund                Capital Growth Fund                   Mid Cap Fund                   Small Cap Fund
------------------------------   ------------------------------   --------------------------------   ---------------------------
 $    372,557      $  506,066     $    261,672      $ 257,284      $    172,286        $133,108        $220,073       $182,657
 ------------      ----------     ------------      ---------      ------------        --------        --------       --------
          944            (251)             850           (679)              143             245          (1,257)        (2,390)
       16,956          77,919             (963)        25,035             5,227          26,138          14,772         33,469
        2,263         (43,628)          16,082         (8,058)           17,281          (4,252)         14,837         (8,325)
 ------------      ----------     ------------      ---------      ------------        --------        --------       --------
       20,163          34,040           15,969         16,298            22,651          22,131          28,352         22,754
 ------------      ----------     ------------      ---------      ------------        --------        --------       --------
         (330)             --             (109)            --               (13)            (19)             --             --
       (2,743)            (15)              --             --                --              --              --             --
          (66)             --              (28)            --                --              (1)             --             --
         (681)             --               --             --                --              --              --             --
         (781)             --             (957)            --              (143)           (224)             --             --
       (6,178)           (118)              --             --                --              --              --             --
 ------------      ----------     ------------      ---------      ------------        --------        --------       --------
      (10,779)           (133)          (1,094)            --              (156)           (244)             --             --
 ------------      ----------     ------------      ---------      ------------        --------        --------       --------
      (31,414)       (167,416)         (15,041)       (11,910)           23,319          17,268           5,732         14,607
 ------------      ----------     ------------      ---------      ------------        --------        --------       --------
           --              --               --             --                --              23              --             55
 ------------      ----------     ------------      ---------      ------------        --------        --------       --------
      (22,030)       (133,509)            (166)         4,388            45,814          39,178          34,084         37,416
 ------------      ----------     ------------      ---------      ------------        --------        --------       --------
 $    350,527      $  372,557     $    261,506      $ 261,672      $    218,100        $172,286        $254,157       $220,073
 ============      ==========     ============      =========      ============        ========        ========       ========
 $       (233)     $       --     $       (244)     $      --      $        (12)       $      1        $ (1,257)      $     --
 ============      ==========     ============      =========      ============        ========        ========       ========

                                    Strategic Portfolios:              Strategic Portfolios:
    Strategic Portfolios:              Growth & Income                   Moderate Growth &
       Growth Portfolio                   Portfolio                      Income Portfolio
------------------------------   ----------------------------     -----------------------------
 (Unaudited)                      (Unaudited)                      (Unaudited)
 $     50,752      $   26,102     $    104,423      $  84,244      $     45,565        $31,300
-------------      ----------    -------------      ---------     -------------        -------
          281             251              882          1,246               437            605
          491           1,197              969          4,435               465          1,158
          444              44              683            150               253             68
        2,969           1,075            4,558          1,145             1,644            106
-------------      ----------    -------------      ---------     -------------        -------
        4,185           2,567            7,092          6,976             2,799          1,937
-------------      ----------    -------------      ---------     -------------        -------
         (157)           (120)            (428)          (476)             (212)          (209)
           --              --               --             --                --             --
           --              --               --             --                --             --
         (105)            (29)             (94)           (51)              (87)           (62)
           --              --               --             --                --             --
           --              --               --             --                --             --
          (68)            (72)            (416)          (694)             (172)          (309)
           --              --               --             --                --             --
           --              --               --             --                --             --
-------------      ----------    -------------      ---------     -------------        -------
         (330)           (221)            (938)        (1,221)             (471)          (580)
-------------      ----------    -------------      ---------     -------------        -------
        6,955          22,303            3,108         14,422             2,768         12,907
-------------      ----------    -------------      ---------     -------------        -------
           --               1               --              2                --              1
-------------      ----------    -------------      ---------     -------------        -------
       10,810          24,650            9,262         20,179             5,096         14,265
-------------      ----------    -------------      ---------     -------------        -------
 $     61,562      $   50,752     $    113,685      $ 104,423      $     50,661        $45,565
=============      ==========    =============      =========     =============        =======
 $          4      $       53               --      $     144                --        $    79
=============      ==========    =============      =========     =============        =======

                       See notes to financial statements.

----------------------------------------
AMSOUTH FUNDS
Statements of Changes in Net Assets
(amounts in thousands)
----------------------------------------

                                                                           Six Months
                                                                             Ended        Year Ended
                                                                          January 31,      July 31,
                                                                              2005           2004
                                                                        --------------- --------------
                                                                          (Unaudited)
                                                                            Government Income Fund
                                                                        ------------------------------
Net Assets, Beginning of Period .......................................  $     243,273    $284,396
                                                                         -------------    --------
Operations:
 Net investment income ................................................          3,803       9,381
 Net realized gains from investment transactions ......................          4,567       1,082
 Change in unrealized appreciation/depreciation from investments ......         (3,632)     (3,917)
                                                                         -------------    --------
Change in net assets resulting from operations ........................          4,738       6,546
                                                                         -------------    --------
Dividends to:
Class A Shareholders:
 From net investment income ...........................................           (359)       (770)
 From net realized gains from investment transactions .................            (43)        (21)
Class B Shareholders:
 From net investment income ...........................................           (125)       (289)
 From net realized gains from investment transactions .................            (18)        (11)
Class I Shareholders:
 From net investment income ...........................................         (4,141)    (10,008)
 From net realized gains from investment transactions .................           (471)       (281)
                                                                         -------------    --------
Change in net assets from dividends to shareholders ...................         (5,157)    (11,380)
                                                                         -------------    --------
Change in net assets from capital share transactions ..................        (70,975)    (36,389)
                                                                         -------------    --------
Proceeds from redemption fees collected ...............................             --         100
                                                                         -------------    --------
Change in net assets ..................................................        (71,394)    (41,123)
                                                                         -------------    --------
Net Assets, End of Period .............................................  $     171,879    $243,273
                                                                         =============    ========
Accumulated Net Investment Income/(Loss) ..............................  $      (1,033)   $   (211)
                                                                         =============    ========

                                                                           Six Months
                                                                             Ended       Year Ended
                                                                          January 31,     July 31,
                                                                              2005          2004
                                                                        --------------- -----------
                                                                          (Unaudited)
                                                                          Limited Term Bond Fund
                                                                        ---------------------------
Net Assets, Beginning of Period .......................................  $     258,563   $242,588
                                                                         -------------   --------
Operations:
 Net investment income ................................................          3,158      6,526
 Net realized gains from investment transactions ......................             56        881
 Change in unrealized appreciation/depreciation from investments ......         (1,681)    (4,549)
                                                                         -------------   --------
Change in net assets resulting from operations ........................          1,533      2,858
                                                                         -------------   --------
Dividends to:
Class A Shareholders:
 From net investment income ...........................................           (442)      (960)
 From net realized gains from investment transactions .................             --         --
Class B Shareholders:
 From net investment income ...........................................           (226)      (480)
 From net realized gains from investment transactions .................             --         --
Class I Shareholders:
 From net investment income ...........................................         (3,327)    (6,563)
 From net realized gains from investment transactions .................             --         --
                                                                         -------------   --------
Change in net assets from dividends to shareholders ...................         (3,995)    (8,003)
                                                                         -------------   --------
Change in net assets from capital share transactions ..................        (34,334)    21,016
                                                                         -------------   --------
Proceeds from redemption fees collected ...............................             --        104
                                                                         -------------   --------
Change in net assets ..................................................        (36,796)    15,975
                                                                         -------------   --------
Net Assets, End of Period .............................................  $     221,767   $258,563
                                                                         =============   ========
Accumulated Net Investment Income/(Loss) ..............................  $      (1,481)  $   (644)
                                                                         =============   ========

                                                                                    Prime
                                                                              Money Market Fund
                                                                        ------------------------------
                                                                          (Unaudited)
Net Assets, Beginning of Period .......................................  $     604,145    $664,565
                                                                        --------------    ---------
Operations:
 Net investment income ................................................          3,323       2,402
 Net realized gains (losses) from investment transactions .............             --          --
 Change in unrealized appreciation/depreciation from investments ......             --          --
                                                                        --------------    --------
Change in net assets resulting from operations ........................          3,323       2,402
                                                                        --------------    --------
Dividends to:
Class A Shareholders (a):
 From net investment income ...........................................         (2,242)     (1,406)
Class B Shareholders (b):
 From net investment income ...........................................            (15)         (5)
Class I Shareholders (c):
 From net investment income ...........................................         (1,066)       (991)
                                                                        --------------    --------
Change in net assets from dividends to shareholders ...................         (3,323)     (2,402)
                                                                        --------------    --------
Change in net assets from capital share transactions ..................        (48,661)    (60,420)
                                                                        --------------    --------
Change in net assets ..................................................        (48,661)    (60,420)
                                                                        --------------    --------
Net Assets, End of Period .............................................  $     555,484    $604,145
                                                                        ==============    ========
Accumulated Net Investment Income/(Loss) ..............................  $          --    $     --
                                                                        ==============    ========

                                                                              Treasury Reserve
                                                                             Money Market Fund
                                                                        ----------------------------
                                                                          (Unaudited)
Net Assets, Beginning of Period .......................................  $     207,111   $ 88,429
                                                                        --------------   --------
Operations:
 Net investment income ................................................          1,113        499
 Net realized gains (losses) from investment transactions .............             --          3
 Change in unrealized appreciation/depreciation from investments ......             --         --
                                                                        --------------   --------
Change in net assets resulting from operations ........................          1,113        502
                                                                        --------------   --------
Dividends to:
Class A Shareholders (a):
 From net investment income ...........................................           (389)      (185)
Class B Shareholders (b):
 From net investment income ...........................................             --         --
Class I Shareholders (c):
 From net investment income ...........................................           (727)      (314)
                                                                        --------------   --------
Change in net assets from dividends to shareholders ...................         (1,116)      (499)
                                                                        --------------   --------
Change in net assets from capital share transactions ..................        (19,547)   118,679
                                                                        --------------   --------
Change in net assets ..................................................        (19,550)   118,682
                                                                        --------------   --------
Net Assets, End of Period .............................................  $     187,561   $207,111
                                                                        ==============   ========
Accumulated Net Investment Income/(Loss) ..............................  $          (2)  $      4
                                                                        ==============   ========

(a) Represents Class 2 for Institutional Prime Obligations Money Market Fund.
(b) Represents Class 3 for Institutional Prime Obligations Money Market Fund.
(c) Represents Class 1 for Institutional Prime Obligations Money Market Fund.

                       See notes to financial statements.

                                          --------------------------------------
                                                                   AMSOUTH FUNDS
                                             Statements of Changes in Net Assets
                                                          (amounts in thousands)
                                          --------------------------------------

    Six Months                     Six Months                    Six Months                 Six Months
       Ended        Year Ended       Ended        Year Ended       Ended      Year Ended      Ended      Year Ended
    January 31,      July 31,     January 31,      July 31,     January 31,    July 31,    January 31,    July 31,
       2005            2004           2005           2004           2005         2004          2005         2004
------------------ ------------ --------------- -------------- ------------- ------------ ------------- -----------
    (Unaudited)                   (Unaudited)                   (Unaudited)                (Unaudited)
                                  High Quality Municial Bond            Florida                   Tennessee
    High Quality Bond Fund                   Fund                   Tax-Exempt Fund            Tax-Exempt Fund
------------------------------- ------------------------------ -------------------------- -------------------------
    $ 623,540        $ 660,008      $ 358,775      $ 371,902      $  55,771    $  61,298    $  41,698    $  51,830
    ---------        ---------      ---------      ---------      ---------    ---------    ---------    ---------
       12,231           24,987          6,296         12,863            985        2,007          584        1,320
        1,752            4,168            780          1,026             27          344           41          308
        4,901          (10,284)           141         (2,779)           322         (512)          57         (246)
    ---------        ---------      ---------      ---------      ---------    ---------    ---------    ---------
       18,884           18,871          7,217         11,110          1,334        1,839          682        1,382
    ---------        ---------      ---------      ---------      ---------    ---------    ---------    ---------
       (1,019)          (1,933)          (317)          (542)          (148)        (145)         (88)        (205)
          (59)            (356)           (50)           (14)           (44)          (5)         (27)         (31)
         (124)            (297)           (56)          (116)           (37)         (92)         (28)         (60)
           (8)             (68)           (10)            (4)           (15)          (5)         (12)         (14)
      (12,887)         (25,832)        (6,002)       (12,316)          (822)      (1,791)        (486)      (1,110)
         (697)          (4,584)          (844)          (307)          (247)         (73)        (145)        (178)
    ---------        ---------      ---------      ---------      ---------    ---------    ---------    ---------
      (14,794)         (33,070)        (7,279)       (13,299)        (1,313)      (2,111)        (786)      (1,598)
    ---------        ---------      ---------      ---------      ---------    ---------    ---------    ---------
       19,317          (22,322)        (7,107)       (10,938)         7,610       (5,255)      (3,050)      (9,916)
    ---------        ---------      ---------      ---------      ---------    ---------    ---------    ---------
           --               53             --             --             --           --           --           --
    ---------        ---------      ---------      ---------      ---------    ---------    ---------    ---------
       23,407          (36,468)        (7,169)       (13,127)         7,631       (5,527)      (3,154)     (10,132)
    ---------        ---------      ---------      ---------      ---------    ---------    ---------    ---------
    $ 646,947        $ 623,540      $ 351,606      $ 358,775      $  63,402    $  55,771    $  38,544    $  41,698
    =========        =========      =========      =========      =========    =========    =========    =========
    $  (2,999)       $  (1,200)     $     898      $     977      $      46    $      68    $       9    $      27
    =========        =========      =========      =========      =========    =========    =========    =========

                                        Institutional
         Tax-Exempt                   Prime Obligations
     Money Market Fund                Money Market Fund
------------------------------- ------------------------------
  (Unaudited)                    (Unaudited)
  $  159,922      $  163,163      $  318,336      $  461,070
  ----------      ----------      ----------      ----------
         674             527           2,606           2,804
          (6)             --              --              --
          --              --              --              --
  ----------      ----------      ----------      ----------
         668             527           2,606           2,804
  ----------      ----------      ----------      ----------
        (142)           (110)           (759)           (837)
          --              --            (292)           (234)
        (532)           (417)         (1,586)         (1,733)
  ----------      ----------      ----------      ----------
        (674)           (527)         (2,637)         (2,804)
  ----------      ----------      ----------      ----------
     (19,063)         (3,241)        111,580        (142,734)
  ----------      ----------      ----------      ----------
     (19,069)         (3,241)        111,549        (142,734)
  ----------      ----------      ----------      ----------
  $  140,853      $  159,922      $  429,885      $  318,336
  ==========      ==========      ==========      ==========
  $       --      $       --      $      (31)     $       31
  ==========      ==========      ==========      ==========

                       See notes to financial statements.

--------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
January 31, 2005
(Unaudited)
--------------------------------

1. Organization:

     AmSouth Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end investment company established as a Massachusetts business trust.

     The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Value Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth Large Cap Fund, the AmSouth Capital Growth Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth International Equity Fund, the AmSouth Balanced Fund, the AmSouth Strategic Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic Portfolios: Growth Portfolio, the AmSouth Strategic
Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios:
Moderate Growth and Income Portfolio, the AmSouth Government Income Fund, the AmSouth Limited Term Bond Fund, the AmSouth High Quality Bond Fund, the AmSouth High Quality Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, (collectively, "the variable net asset funds"), the AmSouth Prime Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Money Market Fund (collectively, "the money market funds") (collectively, "the Funds" and individually "a Fund").

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

     Investments of the money market funds are valued at amortized cost. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

     Bond and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges of over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

     Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADR's"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. Investments for which market quotations are not readily available are valued at fair value using guidelines adopted by the Trustees. Most foreign markets close before the close of trading on the New York Stock Exchange ("NYSE"). If the International Equity Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund's share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the

                                   Continued

                                                --------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                                                     (Unaudited)
                                                --------------------------------

2. Significant Accounting Policies (continued)

close of the NYSE, as determined in good faith by the Pricing Committee established by the Fund's Trustees. A Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. In deciding whether to make fair value adjustments, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices.

     Investments in investment companies are valued at their net asset values as reported by such companies.

     The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

     Investments in restricted securities are valued by the Trustees, or by procedures approved by the Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Securities Transactions and Related Income:

     Changes in holdings of portfolio securities shall be reflected no later than in the calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for financial reporting.

Financial Futures Contracts:

     The Enhanced Market, Select Equity, Large Cap, Capital Growth, Mid Cap, International Equity, Limited Term Bond, High Quality Bond, and Tennessee Tax-Exempt Funds may invest in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that it intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements:

     The Funds may invest in repurchase agreements with institutions that are deemed by AmSouth Asset Management Inc. ("AAMI"), (the "Advisor"), to be of good standing and creditworthy under guidelines established by the Trustees. Each repurchase agreement is valued at cost. The Fund requires that collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds, along with other affiliates of the Fund, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements which are fully collateralized by U.S. Treasury or U.S. government agency obligations, with counterparties approved by the Trustees, consistent with the Fund's investment policy. As of January 31, 2005, all repurchase agreements were fully collateralized by U.S. Treasury or U.S. Government Agency obligations.

                                   Continued

--------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
(Unaudited)
--------------------------------

2. Significant Accounting Policies (continued)

Foreign Currency Translation:

     The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Risks Associated with Foreign Securities and Currencies:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund.

Securities Lending:

     To generate additional income, the Funds may lend up to 331/3% of total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the prior day's market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

     When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Trustees and when, in the judgment of the Advisor, the consideration which

                                   Continued

                                                --------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                                                     (Unaudited)
                                                --------------------------------

2. Significant Accounting Policies (continued)

can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The Bank of New York serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 25% of the Securities Lending income. The fee is shown as net of the Securities lending income on The Statement of Operations. As of January 31, 2005, the following Funds had securities on loan (amounts in thousands):

                                                                                  Market
                                                Fees Paid to       Market        Value of
                                                  The Bank        Value of        Loaned
                                                 of New York     Collateral     Securities
                                               --------------   ------------   -----------
Value Fund .................................         $ 3           $31,795       $31,397
Enhanced Market Fund .......................           1             2,639         2,552
Large Cap Fund .............................           2            11,421        11,183
Capital Growth Fund ........................           2            37,079        36,591
Mid Cap Fund ...............................           2            19,062        18,876
Small Cap Fund .............................           9            64,709        64,348
International Equity Fund ..................          28            39,219        37,833
Balanced Fund ..............................           5            23,735        23,303
Government Income Fund .....................           6             4,230         4,150
Limited Term Bond Fund .....................          16            46,932        45,985
High Quality Bond Fund .....................          42            84,924        83,293
Treasury Reserve Money Market Fund .........          15            14,851        14,816

Dividends to Shareholders:

     Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds, except for the International Equity Fund, which dividends are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     The Funds may utilize equalization accounting for tax purposes and designate earnings and profits distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

Federal Income Taxes:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections, including Subchapter M, of the Internal Revenue Code ("the Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

In-Kind Redemptions:

     In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if the cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified

                                   Continued

--------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
(Unaudited)
--------------------------------

2. Significant Accounting Policies (continued)

from undistributed realized gain (loss) to paid-in-capital. During the six months ended January 31, 2005, the Government Income Fund realized $907,975 of net gain on $33,144,600 of in-kind redemptions.

Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Redemption Fee:

     The variable net asset funds may impose a redemption fee. This fee can be assessed on redemptions and exchanges of fund shares within 30 days from the date the funds shares were purchased.

3. Purchases and Sales of Securities:

     Purchases and sales of securities (excluding short-term securities and U.S. Government securities) for the period ended January 31, 2005 were as follows (amounts in thousands):

                                                                       Purchases     Sales
                                                                      ----------- -----------
Value Fund ..........................................................  $189,667    $258,061
Select Equity Fund ..................................................     8,347       1,865
Enhanced Market Fund ................................................    83,809      83,987
Large Cap Fund ......................................................    16,426      56,866
Capital Growth Fund .................................................    21,970      32,659
Mid Cap Fund ........................................................    97,983      79,481
Small Cap Fund ......................................................   192,321     201,387
International Equity Fund ...........................................    12,512       9,972
Balanced Fund .......................................................    47,168      50,849
Strategic Portfolios: Aggressive Growth Portfolio ...................     4,847       2,153
Strategic Portfolios: Growth Portfolio ..............................    12,407       5,234
Strategic Portfolios: Growth and Income Portfolio ...................    14,015      10,237
Strategic Portfolios: Moderate Growth and Income Portfolio ..........     9,620       6,695
Government Income Fund ..............................................    40,035      86,193
Limited Term Bond Fund ..............................................    40,363      41,142
High Quality Bond Fund ..............................................    91,662     124,935
High Quality Municipal Bond Fund ....................................    47,278      59,369
Florida Tax-Exempt Fund .............................................      7579       3,064
Tennessee Tax-Exempt Fund ...........................................     2,202       5,353

                                   Continued

                                                --------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                                                     (Unaudited)
--------------------------------

4. Affiliated Party Transactions:

     AAMI serves as Investment Advisor for the Trust. Under the terms of the investment advisory agreement, AAMI, a separate, wholly owned subsidiary of AmSouth Bank ("AmSouth"), is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

                                                                           Annual Fee as a
                                                                        Percentage of Average
                                                                          Daily Net Assets
                                                                       ----------------------
Value Fund .........................................................             0.80%
Select Equity Fund .................................................             0.80%
Enhanced Market Fund ...............................................             0.35%
Large Cap Fund .....................................................             0.80%
Capital Growth Fund ................................................             0.80%
Mid Cap Fund .......................................................             0.90%
Small Cap Fund .....................................................             0.90%
International Equity Fund ..........................................             0.90%
Balanced Fund ......................................................             0.80%
Strategic Portfolios: Aggressive Growth Portfolio ..................             0.20%
Strategic Portfolios: Growth Portfolio .............................             0.20%
Strategic Portfolios: Growth and Income Portfolio ..................             0.20%
Strategic Portfolios: Moderate Growth and Income Portfolio .........             0.20%
Government Income Fund .............................................             0.50%
Limited Term Bond Fund .............................................             0.50%
High Quality Bond Fund .............................................             0.50%
High Quality Municipal Bond Fund ...................................             0.50%
Florida Tax-Exempt Fund ............................................             0.50%
Tennessee Tax-Exempt Fund ..........................................             0.50%
Prime Money Market Fund ............................................             0.40%
Treasury Reserve Money Market Fund .................................             0.40%
Tax-Exempt Money Market Fund .......................................             0.40%
Institutional Prime Obligations Money Market Fund ..................             0.20%

     Effective October 5, 2004, the Funds employed a new Chief Compliance Officer for the Funds, who also serves as a Senior Vice President of AmSouth Bank, for which the Funds will incur an additional expense.

     AmSouth serves as Custodian for the Trust, with the exception of the International Equity Fund. Pursuant to the custodian agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. The Bank of New York serves as custodian for the International Equity Fund.

Administrator

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

     ASO Services Company ("ASO"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as Administrator ("Administrator"). Under the terms of the administration agreement, the Administrator receives a fee computed based on an annual percentage of 0.15% of the average daily net assets of each of the Funds except the Institutional Prime Obligations Money Market Fund, which is 0.10%. AmSouth and BISYS Ohio, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrators. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain Administration duties, for which AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund's daily average net assets. ASO also serves the Funds as Fund Accountant for whom ASO receives a fee based on a percentage of each Fund's average daily net assets. BISYS Ohio and the Advisor may, from time to time, directly or through an affiliate, use their fee revenue, past profits, or other

                                   Continued

--------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
(Unaudited)
--------------------------------

4. Affiliated Party Transactions (continued)

revenue sources, without limitation, to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker-dealers, in connection with the offer, sale and administration of shares of the Funds.

     In December 2004, BISYS Ohio reimbursed $440,576 to the Funds.

     Pursuant to its agreement with the Administrator, BISYS Ohio, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended January 31, 2005, BISYS received $1,561,428 from commissions earned on sales of shares of the Funds' variable net asset value funds. BISYS reallowed $2,155 to affiliated broker dealers of the Fund's shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

     BISYS Ohio, serves the Funds as Transfer Agent. Under the terms of the transfer agent agreement, BISYS Ohio, receives a fee based on a percentage of each Fund's average daily net assets, plus out of pocket charges.

     Class A and Class I of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A Shares and 0.15% of the Class I Shares of the average daily net assets of each of the Funds.

     Class B Shares, Class 2 Shares and Class 3 Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds' Class B Shares, Class 2 Shares and Class 3 Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. Class 2 Shares and Class 3 Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

     During the period, there were no commissions paid to affiliated brokers for security transactions.

     AAMI, AmSouth, ASO, BISYS, and BISYS Ohio have voluntarily agreed to waive a portion of their fees. These expense waivers are voluntary and may be discontinued at any time.

     The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. ASO receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust.

     The Independent Trustees are compensated directly from the Trust for a quarterly meeting fee of $3,500 and a quarterly retainer fee of $3,750. The Independent Trustees receive compensation for special meetings of $1,000.

                                   Continued

                                                --------------------------------
                                                                  AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                                                     (Unaudited)
                                                --------------------------------

5. Concentration of Credit Risk

     The High Quality Municipal Bond Fund invests a large portion of its assets in tax-exempt debt obligations issued by the State of Alabama, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by Alabama's economic, regional, and political developments.

     The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida's economic, regional, and political developments.

     The Tennessee Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee's economic, regional, and political developments.

6. Capital Share Transactions:

     The Trust has issued three classes of Fund shares: Class A Shares, Class I Shares, and Class B Shares in the Prime Money Market Fund and the variable net asset funds. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Money Market Fund: Class 1, Class 2 and Class
3. The Trust has issued two classes of Fund shares: Class A Shares and Class I Shares in the other money market funds. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

                                   Continued

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
(Unaudited)
--------------------------------------------------------------------------------

7. Capital Share Transactions (continued)

     Transactions in capital shares for the Funds were as follows (amounts in thousands):

                                                         CAPITAL TRANSACTIONS (amounts in thousands):
                                        ------------------------------------------------------------------------------
                                                          Class A Shares:                        Class B Shares:
                                        --------------------------------------------------- --------------------------
                                           Proceeds                   Cost of      Total       Proceeds
                                         from shares    Dividends     shares      Class A    from shares    Dividends
                                            issued     reinvested    redeemed      Shares       issued     reinvested
                                        ------------- ------------ ------------ ----------- ------------- ------------
Value Fund
 Period Ended January 31, 2005 ........    $15,158          489       (20,722)     (5,075)         357          29
 Year Ended July 31, 2004 .............    $20,214          883       (27,203)     (6,106)       1,365          76
Select Equity Fund
 Period Ended January 31, 2005 ........    $ 5,378           83        (2,011)      3,450        3,120          49
 Year Ended July 31, 2004 .............    $10,389          113        (2,671)      7,831        5,979          82
Enhanced Market Fund
 Period Ended January 31, 2005 ........    $ 3,568        1,092        (3,057)      1,603          339         411
 Year Ended July 31, 2004 .............    $ 8,421          175        (7,935)        661        2,203          24
Large Cap Fund
 Period Ended January 31, 2005 ........    $15,114        2,844       (13,946)      4,012          906         681
 Year Ended July 31, 2004 .............    $29,837           14       (25,341)      4,510        4,125          --
Capital Growth Fund
 Period Ended January 31, 2005 ........    $ 3,863           94        (3,687)        270          139          25
 Year Ended July 31, 2004 .............    $ 8,936           --        (8,211)        725          790          --
Mid Cap Fund
 Period Ended January 31, 2005 ........    $ 5,729           12        (1,893)      3,848          340          --
 Year Ended July 31, 2004 .............    $ 8,312           19        (3,401)      4,930        1,036           1
Small Cap Fund
 Period Ended January 31, 2005 ........    $ 2,846           --        (1,723)      1,123          113          --
 Year Ended July 31, 2004 .............    $ 4,241           --        (2,995)      1,246          886          --
International Equity Fund
 Period Ended January 31, 2005 ........    $ 7,859          144        (4,688)      3,315          441           7
 Year Ended July 31, 2004 .............    $17,312           60        (7,958)      9,414        1,266          --
Balanced Fund
 Period Ended January 31, 2005 ........    $19,995        1,289       (12,247)      9,037        1,926         236
 Year Ended July 31, 2004 .............    $24,380        1,502       (19,149)      6,733        7,302         226
Aggressive Growth Portfolio
 Period Ended January 31, 2005 ........    $ 4,395            9        (2,131)      2,273        2,800          --
 Year Ended July 31, 2004 .............    $11,247           18        (5,635)      5,630        8,623           4
Growth Portfolio
 Period Ended January 31, 2005 ........    $ 6,887          154        (3,620)      3,421        7,437         103
 Year Ended July 31, 2004 .............    $15,856          118        (4,928)     11,046       13,564          28
Growth & Income Portfolio
 Period Ended January 31, 2005 ........    $10,994          425        (2,928)      8,491        3,957          90
 Year Ended July 31, 2004 .............    $25,497          474       (12,745)     13,226       10,279          49
Moderate Growth & Income Portfolio
 Period Ended January 31, 2005 ........    $ 7,813          204        (2,389)      5,628        2,494          79
 Year Ended July 31, 2004 .............    $ 9,637          200        (4,624)      5,213        8,489          59


                                                        CAPITAL TRANSACTIONS (amounts in thousands):
                                        ----------------------------------------------------------------------------
                                           Class B Shares:                Class I Shares:
                                        ---------------------- --------------------------------------
                                          Cost of     Total       Proceeds                   Cost of       Total
                                          shares     Class B    from shares    Dividends     shares       Class I
                                         redeemed     Shares       issued     reinvested    redeemed      Shares
                                        ---------- ----------- ------------- ------------ ------------ ------------
Value Fund
 Period Ended January 31, 2005 ........   (3,153)     (2,767)      14,659          559       (66,729)     (51,511)
 Year Ended July 31, 2004 .............   (5,404)     (3,963)      44,063        1,076      (124,512)     (79,373)
Select Equity Fund
 Period Ended January 31, 2005 ........   (1,043)      2,126       10,702          249        (8,668)       2,283
 Year Ended July 31, 2004 .............   (1,204)      4,857       58,750          382       (17,892)      41,240
Enhanced Market Fund
 Period Ended January 31, 2005 ........   (1,208)       (458)      16,288        3,536       (15,314)       4,510
 Year Ended July 31, 2004 .............   (2,109)        118       61,507          381       (29,342)      32,546
Large Cap Fund
 Period Ended January 31, 2005 ........   (3,060)     (1,473)      18,173        3,921       (56,047)     (33,953)
 Year Ended July 31, 2004 .............   (4,140)        (15)      47,648           65      (219,624)    (171,911)
Capital Growth Fund
 Period Ended January 31, 2005 ........   (1,021)       (857)      13,611          228       (28,293)     (14,454)
 Year Ended July 31, 2004 .............   (2,043)     (1,253)      60,638           --       (72,020)     (11,382)
Mid Cap Fund
 Period Ended January 31, 2005 ........     (644)       (304)      29,999           42       (10,266)      19,775
 Year Ended July 31, 2004 .............   (1,284)       (247)      84,163           77       (71,632)      12,608
Small Cap Fund
 Period Ended January 31, 2005 ........     (320)       (207)      23,014           --       (18,198)       4,816
 Year Ended July 31, 2004 .............     (532)        354       54,797           --       (41,735)      13,062
International Equity Fund
 Period Ended January 31, 2005 ........     (159)        289       22,747        1,849       (21,658)       2,938
 Year Ended July 31, 2004 .............     (244)      1,022       69,560        1,368       (35,534)      35,394
Balanced Fund
 Period Ended January 31, 2005 ........   (2,464)       (302)       3,810          794       (10,758)      (6,154)
 Year Ended July 31, 2004 .............   (4,128)      3,400       10,088        1,097       (18,888)      (7,703)
Aggressive Growth Portfolio
 Period Ended January 31, 2005 ........     (677)      2,123        1,202            8        (3,750)      (2,540)
 Year Ended July 31, 2004 .............     (763)      7,864        3,507           17        (2,847)         677
Growth Portfolio
 Period Ended January 31, 2005 ........   (1,312)      6,228          676           68        (3,438)      (2,694)
 Year Ended July 31, 2004 .............   (1,125)     12,467        4,040           72        (5,321)      (1,209)
Growth & Income Portfolio
 Period Ended January 31, 2005 ........     (988)      3,059        1,282          403       (10,127)      (8,442)
 Year Ended July 31, 2004 .............   (1,245)      9,083        6,559          675       (15,119)      (7,885)
Moderate Growth & Income Portfolio
 Period Ended January 31, 2005 ........     (762)      1,811          783          172        (5,626)      (4,671)
 Year Ended July 31, 2004 .............   (1,143)      7,405        2,953          309        (2,972)         290

                                        CAPITAL TRANSACTIONS
                                             (amounts in
                                             thousands):
                                        ---------------------
                                          Total net increase
                                           (decrease) from
                                         capital transactions
                                        ---------------------
Value Fund
 Period Ended January 31, 2005 ........      $ (59,353)
 Year Ended July 31, 2004 .............      $ (89,442)
Select Equity Fund
 Period Ended January 31, 2005 ........      $   7,859
 Year Ended July 31, 2004 .............      $  53,928
Enhanced Market Fund
 Period Ended January 31, 2005 ........      $   5,655
 Year Ended July 31, 2004 .............      $  33,325
Large Cap Fund
 Period Ended January 31, 2005 ........      $ (31,414)
 Year Ended July 31, 2004 .............      $(167,416)
Capital Growth Fund
 Period Ended January 31, 2005 ........      $ (15,041)
 Year Ended July 31, 2004 .............      $ (11,910)
Mid Cap Fund
 Period Ended January 31, 2005 ........      $  23,319
 Year Ended July 31, 2004 .............      $  17,291
Small Cap Fund
 Period Ended January 31, 2005 ........      $   5,732
 Year Ended July 31, 2004 .............      $  14,662
International Equity Fund
 Period Ended January 31, 2005 ........      $   6,542
 Year Ended July 31, 2004 .............      $  45,830
Balanced Fund
 Period Ended January 31, 2005 ........      $   2,581
 Year Ended July 31, 2004 .............      $   2,430
Aggressive Growth Portfolio
 Period Ended January 31, 2005 ........      $   1,856
 Year Ended July 31, 2004 .............      $  14,171
Growth Portfolio
 Period Ended January 31, 2005 ........      $   6,955
 Year Ended July 31, 2004 .............      $  22,304
Growth & Income Portfolio
 Period Ended January 31, 2005 ........      $   3,108
 Year Ended July 31, 2004 .............      $  14,424
Moderate Growth & Income Portfolio
 Period Ended January 31, 2005 ........      $   2,768
 Year Ended July 31, 2004 .............      $  12,908

                                   Continued

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                                                     (Unaudited)
--------------------------------------------------------------------------------

7. Capital Share Transactions (continued)

                                                             SHARE TRANSACTIONS (amounts in thousands):
                                        -------------------------------------------------------------------------------------
                                                     Class A Shares:                            Class B Shares:
                                        ------------------------------------------ ------------------------------------------
                                                                           Total                                      Total
                                                                          Class A                                    Class B
                                         Issued   Reinvested   Redeemed    Shares   Issued   Reinvested   Redeemed    Shares
                                        -------- ------------ ---------- --------- -------- ------------ ---------- ---------
Value Fund
 Period Ended January 31, 2005 ........    939         31       (1,291)     (321)      21         2         (206)      (183)
 Year Ended July 31, 2004 .............  1,394         62       (1,884)     (428)      97         6         (380)      (277)
Select Equity Fund
 Period Ended January 31, 2005 ........    383          6         (143)      246      232         4          (77)       159
 Year Ended July 31, 2004 .............    774          9         (196)      587      457         6          (92)       371
Enhanced Market Fund
 Period Ended January 31, 2005 ........    313         94         (267)      140       31        36         (109)       (42)
 Year Ended July 31, 2004 .............    773         16         (726)       63      208         2         (195)        15
Large Cap Fund
 Period Ended January 31, 2005 ........    850        156         (782)      224       54        39         (182)       (89)
 Year Ended July 31, 2004 .............  1,679          1       (1,424)      256      243        --         (243)        --
Capital Growth Fund
 Period Ended January 31, 2005 ........    403         10         (384)       29       16         3         (114)       (95)
 Year Ended July 31, 2004 .............    952         --         (862)       90       89        --         (227)      (138)
Mid Cap Fund
 Period Ended January 31, 2005 ........    438          1         (144)      295       28        --          (52)       (24)
 Year Ended July 31, 2004 .............    690          2         (285)      407       89        --         (111)       (22)
Small Cap Fund
 Period Ended January 31, 2005 ........    326         --         (201)      125       14        --          (39)       (25)
 Year Ended July 31, 2004 .............    521         --         (367)      154      114        --          (69)        45
International Equity Fund
 Period Ended January 31, 2005 ........    611         11         (395)      227       35         1          (13)        23
 Year Ended July 31, 2004 .............  1,630          6         (800)      836      120        --          (23)        97
Balanced Fund
 Period Ended January 31, 2005 ........  1,599        103         (980)      722      156        19         (199)       (24)
 Year Ended July 31, 2004 .............  2,021        125       (1,597)      549      611        19         (342)       288
Aggressive Growth Portfolio
 Period Ended January 31, 2005 ........    479          1         (234)      246      320        --          (77)       243
 Year Ended July 31, 2004 .............  1,309          2         (641)      670    1,030        --          (90)       940
Growth Portfolio
 Period Ended January 31, 2005 ........    733         16         (389)      360      805        11         (143)       673
 Year Ended July 31, 2004 .............  1,794         13         (568)    1,239    1,525         3         (127)     1,401
Growth & Income Portfolio
 Period Ended January 31, 2005 ........  1,120         43         (300)      863      407         9         (101)       315
 Year Ended July 31, 2004 .............  2,686         50       (1,349)    1,387    1,082         5         (131)       956
Moderate Growth & Income Portfolio
 Period Ended January 31, 2005 ........    806         21         (245)      582      257         8          (78)       187
 Year Ended July 31, 2004 .............  1,011         21         (493)      539      891         6         (120)       777


                                                    SHARE TRANSACTIONS (amounts in thousands):
                                        ------------------------------------------------------------------
                                                       Class I Shares:
                                        ----------------------------------------------
                                                                              Total     Total net increase
                                                                             Class I     (decrease) from
                                         Issued   Reinvested    Redeemed      Shares    share transactions
                                        -------- ------------ ------------ ----------- -------------------
Value Fund
 Period Ended January 31, 2005 ........    922         35         (4,202)     (3,245)         (3,749)
 Year Ended July 31, 2004 .............  3,084         76         (8,635)     (5,475)         (6,180)
Select Equity Fund
 Period Ended January 31, 2005 ........    773         17           (612)        178             583
 Year Ended July 31, 2004 .............  4,360         29         (1,357)      3,032           3,990
Enhanced Market Fund
 Period Ended January 31, 2005 ........  1,429        303         (1,335)        397             495
 Year Ended July 31, 2004 .............  5,717         35         (2,736)      3,016           3,094
Large Cap Fund
 Period Ended January 31, 2005 ........  1,029        213         (3,093)     (1,851)         (1,716)
 Year Ended July 31, 2004 .............  2,683          4        (12,537)     (9,850)         (9,594)
Capital Growth Fund
 Period Ended January 31, 2005 ........  1,447         23         (2,948)     (1,478)         (1,544)
 Year Ended July 31, 2004 .............  6,444         --         (7,622)     (1,178)         (1,226)
Mid Cap Fund
 Period Ended January 31, 2005 ........  2,282          3           (775)      1,510           1,781
 Year Ended July 31, 2004 .............  7,006          6         (6,134)        878           1,263
Small Cap Fund
 Period Ended January 31, 2005 ........  2,624         --         (2,042)        582             682
 Year Ended July 31, 2004 .............  6,656         --         (5,168)      1,488           1,687
International Equity Fund
 Period Ended January 31, 2005 ........  1,800        137         (1,675)        262             512
 Year Ended July 31, 2004 .............  6,298        127         (3,381)      3,044           3,977
Balanced Fund
 Period Ended January 31, 2005 ........    306         63           (856)       (487)            211
 Year Ended July 31, 2004 .............    836         92         (1,566)       (638)            199
Aggressive Growth Portfolio
 Period Ended January 31, 2005 ........    132          1           (408)       (275)            214
 Year Ended July 31, 2004 .............    410          2           (339)         73           1,683
Growth Portfolio
 Period Ended January 31, 2005 ........     72          7           (359)       (280)            753
 Year Ended July 31, 2004 .............    455          8           (610)       (147)          2,493
Growth & Income Portfolio
 Period Ended January 31, 2005 ........    130         41         (1,019)       (848)            330
 Year Ended July 31, 2004 .............    701         71         (1,586)       (814)          1,529
Moderate Growth & Income Portfolio
 Period Ended January 31, 2005 ........     80         18           (578)       (480)            289
 Year Ended July 31, 2004 .............    309         32           (312)         29           1,345

                                   Continued

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
(Unaudited)
--------------------------------------------------------------------------------

7. Capital Share Transactions (continued)


                                                          CAPITAL TRANSACTIONS (amounts in thousands):
                                         ------------------------------------------------------------------------------
                                                           Class A Shares:                        Class B Shares:
                                         --------------------------------------------------- --------------------------
                                            Proceeds                   Cost of      Total       Proceeds
                                          from shares    Dividends     shares      Class A    from shares    Dividends
                                             issued     reinvested    redeemed      Shares       issued     reinvested
                                         ------------- ------------ ------------ ----------- ------------- ------------
Government Income Fund
 Period Ended January 31, 2005 .........    $ 1,864         374        (2,362)       (124)        473          110
 Year Ended July 31, 2004 ..............    $ 5,663         721        (9,813)     (3,429)        720          235
Limited Term Bond Fund
 Period Ended January 31, 2005 .........    $ 6,157         365       (10,625)     (4,103)        400          164
 Year Ended July 31, 2004 ..............    $10,698         759       (20,123)     (8,666)      3,529          346
High Quality Bond Fund
 Period Ended January 31, 2005 .........    $14,611         947        (7,214)      8,344         259           96
 Year Ended July 31, 2004 ..............    $20,113       1,959       (28,575)     (6,503)        710          279
High Quality Municipal Bond Fund
 Period Ended January 31, 2005 .........    $ 4,602         256        (2,546)      2,312         167           36
 Year Ended July 31, 2004 ..............    $ 2,737         393        (3,379)       (249)        594           62
Florida Tax-Exempt Fund
 Period Ended January 31, 2005 .........    $ 5,178         178          (269)      5,087          92           30
 Year Ended July 31, 2004 ..............    $ 2,983          89        (5,119)     (2,047)        505           60
Tennessee Tax-Exempt Fund
 Period Ended January 31, 2005 .........    $    30          38        (1,315)     (1,247)        188           26
 Year Ended July 31, 2004 ..............    $   982          82        (3,409)     (2,345)        189           50


                                                         CAPITAL TRANSACTIONS (amounts in thousands):
                                         ----------------------------------------------------------------------------
                                            Class B Shares:                Class I Shares:
                                         ---------------------- -----------------------------------------------------
                                           Cost of     Total       Proceeds                   Cost of       Total
                                           shares     Class B    from shares    Dividends     shares       Class I
                                          redeemed     Shares       issued     reinvested    redeemed      Shares
                                         ---------- ----------- ------------- ------------ ------------ ------------
Government Income Fund
 Period Ended January 31, 2005 .........   (1,548)       (965)       9,618       2,421        (81,925)     (69,886)
 Year Ended July 31, 2004 ..............   (3,469)     (2,514)      48,149       5,080        (83,575)     (30,346)
Limited Term Bond Fund
 Period Ended January 31, 2005 .........   (3,186)     (2,622)      23,266       1,134        (52,009)     (27,609)
 Year Ended July 31, 2004 ..............   (7,024)     (3,149)     116,705       2,029        (85,799)      32,935
High Quality Bond Fund
 Period Ended January 31, 2005 .........   (1,049)       (694)      79,447       3,731        (71,511)      11,667
 Year Ended July 31, 2004 ..............   (3,617)     (2,628)     110,317       9,136       (132,591)     (13,138)
High Quality Municipal Bond Fund
 Period Ended January 31, 2005 .........     (435)       (232)      16,848         716        (26,751)      (9,187)
 Year Ended July 31, 2004 ..............     (965)       (309)      41,254         804        (52,438)     (10,380)
Florida Tax-Exempt Fund
 Period Ended January 31, 2005 .........      (40)         82        6,015          48         (3,622)       2,441
 Year Ended July 31, 2004 ..............   (1,366)       (801)      10,158          38        (12,603)      (2,407)
Tennessee Tax-Exempt Fund
 Period Ended January 31, 2005 .........     (277)        (63)       1,429         109         (3,278)      (1,740)
 Year Ended July 31, 2004 ..............     (689)       (450)       3,366         155        (10,642)      (7,121)


                                         CAPITAL TRANSACTIONS
                                              (amounts in
                                              thousands):
                                         ---------------------
                                           Total net increase
                                            (decrease) from
                                          capital transactions
                                         ---------------------
Government Income Fund
 Period Ended January 31, 2005 .........       $(70,975)
 Year Ended July 31, 2004 ..............       $(36,289)
Limited Term Bond Fund
 Period Ended January 31, 2005 .........       $(34,334)
 Year Ended July 31, 2004 ..............       $ 21,120
High Quality Bond Fund
 Period Ended January 31, 2005 .........       $ 19,317
 Year Ended July 31, 2004 ..............       $(22,269)
High Quality Municipal Bond Fund
 Period Ended January 31, 2005 .........       $ (7,107)
 Year Ended July 31, 2004 ..............       $(10,938)
Florida Tax-Exempt Fund
 Period Ended January 31, 2005 .........       $  7,610
 Year Ended July 31, 2004 ..............       $ (5,255)
Tennessee Tax-Exempt Fund
 Period Ended January 31, 2005 .........       $ (3,050)
 Year Ended July 31, 2004 ..............       $ (9,916)


                                   Continued

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                                                     (Unaudited)
--------------------------------------------------------------------------------

7. Capital Share Transactions (continued)

                                                 SHARE TRANSACTIONS (amounts in thousands):
                                         ----------------------------------------------------------
                                                              Class A Shares:*
                                         ----------------------------------------------------------
                                                                                           Total
                                                                                          Class A
                                              Issued       Reinvested      Redeemed       Shares
                                         ---------------- ------------ --------------- ------------
Government Income Fund
 Period Ended January 31, 2005 .........          188            38             (238)         (12)
 Year Ended July 31, 2004 ..............          564            72             (980)        (344)
Limited Term Bond Fund
 Period Ended January 31, 2005 .........          589            35           (1,019)        (395)
 Year Ended July 31, 2004 ..............        1,007            72           (1,898)        (819)
High Quality Bond Fund
 Period Ended January 31, 2005 .........        1,307            85             (645)         747
 Year Ended July 31, 2004 ..............        1,776           174           (2,528)        (578)
High Quality Municipal Bond Fund
 Period Ended January 31, 2005 .........          446            25             (247)         224
 Year Ended July 31, 2004 ..............          263            38             (325)         (24)
Florida Tax-Exempt Fund
 Period Ended January 31, 2005 .........          484            17              (25)         476
 Year Ended July 31, 2004 ..............          278             8             (473)        (187)
Tennessee Tax-Exempt Fund
 Period Ended January 31, 2005 .........            3             4             (127)        (120)
 Year Ended July 31, 2004 ..............           95             8             (328)        (225)
Prime Money Market Fund+
 Period Ended January 31, 2005 .........      185,588         1,864         (234,172)     (46,720)
 Year Ended July 31, 2004 ..............      509,997         1,318         (514,313)      (2,998)
Treasury Reserve Money Market Fund+
 Period Ended January 31, 2005 .........       94,384            82          (90,778)       3,688
 Year Ended July 31, 2004 ..............      211,979(a)         35         (185,836)      26,178
Tax-Exempt Money Market Fund+
 Period Ended January 31, 2005 .........       40,384           117          (39,981)         520
 Year Ended July 31, 2004 ..............       72,294           103          (74,312)      (1,915)
Institutional Prime Obligations Money
 Market Fund+
 Period Ended January 31, 2005 .........      353,488            --         (305,305)      48,183
 Year Ended July 31, 2004 ..............      999,579            --       (1,103,434)    (103,855)


                                                               SHARE TRANSACTIONS (amounts in thousands):
                                         ---------------------------------------------------------------------------------------
                                                            Class B Shares:**                          Class I Shares:***
                                         -------------------------------------------------------- -----------------------------
                                                                                       Total
                                           Issued    Reinvested      Redeemed     Class B Shares       Issued       Reinvested
                                         ---------- ------------ --------------- ---------------- ---------------- ------------
Government Income Fund
 Period Ended January 31, 2005 .........       47        11             (156)            (98)              973          245
 Year Ended July 31, 2004 ..............       72        23             (346)           (251)            4,804          508
Limited Term Bond Fund
 Period Ended January 31, 2005 .........       38        16             (305)           (251)            2,222          109
 Year Ended July 31, 2004 ..............      332        33             (664)           (299)           10,951          192
High Quality Bond Fund
 Period Ended January 31, 2005 .........       23         9              (94)            (62)            7,130          334
 Year Ended July 31, 2004 ..............       63        25             (322)           (234)            9,765          810
High Quality Municipal Bond Fund
 Period Ended January 31, 2005 .........       16         3              (42)            (23)            1,634           70
 Year Ended July 31, 2004 ..............       57         6              (93)            (30)            3,947           77
Florida Tax-Exempt Fund
 Period Ended January 31, 2005 .........        9         3               (4)              8               561            4
 Year Ended July 31, 2004 ..............       47         6             (128)            (75)              935            3
Tennessee Tax-Exempt Fund
 Period Ended January 31, 2005 .........       18         3              (27)             (6)              139           11
 Year Ended July 31, 2004 ..............       18         5              (66)            (43)              323           15
Prime Money Market Fund+
 Period Ended January 31, 2005 .........      860         9           (1,168)           (299)          575,117          178
 Year Ended July 31, 2004 ..............    1,926         4           (2,322)           (392)        1,237,080          237
Treasury Reserve Money Market Fund+
 Period Ended January 31, 2005 .........       --        --               --              --           129,978          135
 Year Ended July 31, 2004 ..............       --        --               --              --           366,375(b)        76
Tax-Exempt Money Market Fund+
 Period Ended January 31, 2005 .........       --        --               --              --           100,310           12
 Year Ended July 31, 2004 ..............       --        --               --              --           187,036           17
Institutional Prime Obligations Money
 Market Fund+
 Period Ended January 31, 2005 .........  172,792        --         (171,375)          1,417           351,689          322
 Year Ended July 31, 2004 ..............  412,435        --         (452,075)        (39,640)          625,457          251


                                           SHARE TRANSACTIONS (amounts in thousands):
                                         -----------------------------------------------
                                             Class I Shares:***
                                         --------------------------
                                                            Total     Total net increase
                                                           Class I     (decrease) from
                                             Redeemed       Shares    share transactions
                                         ---------------  ---------  -------------------
Government Income Fund
 Period Ended January 31, 2005 .........        (8,290)     (7,072)          (7,182)
 Year Ended July 31, 2004 ..............        (8,341)     (3,029)          (3,624)
Limited Term Bond Fund
 Period Ended January 31, 2005 .........        (4,980)     (2,649)          (3,295)
 Year Ended July 31, 2004 ..............        (8,076)      3,067            1,949
High Quality Bond Fund
 Period Ended January 31, 2005 .........        (6,398)      1,066            1,751
 Year Ended July 31, 2004 ..............       (11,710)     (1,135)          (1,947)
High Quality Municipal Bond Fund
 Period Ended January 31, 2005 .........        (2,592)       (888)            (687)
 Year Ended July 31, 2004 ..............        (5,033)     (1,009)          (1,063)
Florida Tax-Exempt Fund
 Period Ended January 31, 2005 .........          (337)        228              712
 Year Ended July 31, 2004 ..............        (1,165)       (227)            (489)
Tennessee Tax-Exempt Fund
 Period Ended January 31, 2005 .........          (319)       (169)            (295)
 Year Ended July 31, 2004 ..............        (1,022)       (684)            (952)
Prime Money Market Fund+
 Period Ended January 31, 2005 .........      (576,937)     (1,642)         (48,661)
 Year Ended July 31, 2004 ..............    (1,294,347)    (57,030)         (60,420)
Treasury Reserve Money Market Fund+
 Period Ended January 31, 2005 .........      (153,350)    (23,237)         (19,549)
 Year Ended July 31, 2004 ..............      (273,950)     92,501          118,679
Tax-Exempt Money Market Fund+
 Period Ended January 31, 2005 .........      (119,904)    (19,582)         (19,062)
 Year Ended July 31, 2004 ..............      (188,379)     (1,326)          (3,241)
Institutional Prime Obligations Money
 Market Fund+
 Period Ended January 31, 2005 .........      (290,031)     61,980          111,580
 Year Ended July 31, 2004 ..............      (624,947)        761         (142,734)

-----
+   Capital Transactions are done at par value of $1.00 per share.
*   Represents Class 2 Shares for Institutional Prime Obligations Money Market
    Fund.
** Represents Class 3 Shares for Institutional Prime Obligations Money Market Fund.
*** Represents Class 1 Shares for Institutional Prime Obligations Money Market
    Fund.
(a) Shares Issued include 52,531 issued in connection with the AmSouth U.S. Treasury Money Market Fund Merger.
(b) Shares Issued include 70,966 issued in connection with the AmSouth U.S. Treasury Money Market Fund Merger.

                                   Continued

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                           ------------------------------------------  --------------------------------------
                                                          Net Realized
                               Net Asset       Net       and Unrealized                              Net Realized
                                 Value,    Investment    Gains (Losses)    Total from       Net       Gains from
                               Beginning     Income     from Investments   Investment   Investment    Investment      Total
                               of Period     (Loss)        and Futures     Activities     Income     Transactions   Dividends
                              -----------  ----------   ----------------   ----------   ----------   -------------  ---------
VALUE FUND
 Six Months Ended
  January 31, 2005^^^ .......    $14.86        0.11          1.62             1.73       (0.12)           --        (0.12)
 Year Ended July 31, 2004 ...    $13.06        0.11          1.80**           1.91       (0.11)           --        (0.11)
 Year Ended July 31, 2003 ...    $12.76        0.14          0.81             0.95       (0.13)        (0.52)       (0.65)
 Year Ended July 31, 2002 ...    $20.38        0.09         (6.01)           (5.92)      (0.09)        (1.61)       (1.70)
 Year Ended July 31, 2001+ ..    $19.54        0.11          3.64             3.75       (0.14)        (2.77)       (2.91)
 Year Ended July 31, 2000 ...    $25.25        0.23         (2.21)           (1.98)      (0.23)        (3.50)       (3.73)
SELECT EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......    $13.34        0.05          1.14             1.19       (0.06)        (0.01)       (0.07)
 Year Ended July 31, 2004 ...    $11.89        0.06          1.55             1.61       (0.06)        (0.10)       (0.16)
 Year Ended July 31, 2003 ...    $10.98        0.05          0.91             0.96       (0.05)           --        (0.05)
 Year Ended July 31, 2002 ...    $11.23        0.02         (0.25)           (0.23)      (0.02)           --        (0.02)
 Year Ended July 31, 2001+ ..    $ 8.72        0.01          2.51             2.52       (0.01)           --        (0.01)
 Year Ended July 31, 2000+ ..    $11.88        0.07         (2.35)           (2.28)      (0.07)        (0.81)       (0.88)
ENHANCED MARKET
 FUND
 Six Months Ended
  January 31, 2005^^^ .......    $11.04        0.08          0.82             0.90       (0.08)        (0.42)       (0.50)
 Year Ended July 31, 2004 ...    $ 9.87        0.08          1.17             1.25       (0.08)           --        (0.08)
 Year Ended July 31, 2003 ...    $ 9.16        0.08          0.70             0.78       (0.07)           --        (0.07)
 Year Ended July 31, 2002 ...    $12.27        0.04         (2.96)           (2.92)      (0.03)        (0.16)       (0.19)
 Year Ended July 31, 2001+ ..    $14.64        0.03         (2.15)           (2.12)      (0.03)        (0.22)       (0.25)
 Year Ended July 31, 2000 ...    $13.86        0.07          1.23             1.30       (0.07)        (0.45)       (0.52)
LARGE CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......    $17.46        0.04          0.90             0.94       (0.06)        (0.48)       (0.54)
 Year Ended July 31, 2004 ...    $16.34       (0.02)         1.14             1.12          --            --           --
 Year Ended July 31, 2003 ...    $15.45        0.01          1.53             1.54       (0.02)        (0.63)       (0.65)
 Year Ended July 31, 2002 ...    $21.22       (0.01)        (4.57)           (4.58)         --         (1.19)       (1.19)
 Year Ended July 31, 2001+ ..    $28.14       (0.04)        (2.82)           (2.86)         --         (4.06)       (4.06)
 Period Ended
  July 31, 2000 (a) .........    $28.02       (0.01)         0.14             0.13       (0.01)           --        (0.01)
 Year Ended
  December 31, 1999+ ........    $27.55        0.03          5.07             5.10       (0.03)        (4.60)       (4.63)

                                                          Ratios (to average net assets)/Supplemental Data
                                           ------------------------------------------------------------------------------
                                            Net Asset
                                              Value,    Total Return           Net                       Expenses (before
                               Redemption      End       (Excluding         Investment          Net          Reductions/
                                  Fees      of Period   Sales Charge)         Income         Expenses      Reimbursements)
                               ----------  -----------  -------------       ----------       --------    -----------------
VALUE FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#      $ 16.47         11.37%^           0.75%^^         1.32%^^          1.36%^^
 Year Ended July 31, 2004 ...       --#      $ 14.86         14.69%##          0.78%           1.34%            1.38%
 Year Ended July 31, 2003 ...       --       $ 13.06          8.02%            1.17%           1.36%            1.39%
 Year Ended July 31, 2002 ...       --       $ 12.76        (31.21)%           0.49%           1.35%            1.36%
 Year Ended July 31, 2001+ ..       --       $ 20.38         21.10%            0.53%           1.34%            1.35%
 Year Ended July 31, 2000 ...                $ 19.54        ( 8.19)%           1.07%           1.35%            1.35%
SELECT EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#      $ 14.46          8.94%^           0.71%^^         1.29%^^          1.40%^^
 Year Ended July 31, 2004 ...       --#      $ 13.34         13.54%            0.39%           1.29%            1.39%
 Year Ended July 31, 2003 ...       --       $ 11.89          8.77%            0.48%           1.34%            1.49%
 Year Ended July 31, 2002 ...       --       $ 10.98        ( 2.01)%           0.28%           1.46%            1.71%
 Year Ended July 31, 2001+ ..       --       $ 11.23         28.96%            0.05%           1.71%            2.07%
 Year Ended July 31, 2000+ ..                $  8.72        (19.86)%           0.67%           1.44%            1.96%
ENHANCED MARKET
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#      $ 11.44          8.07%^           1.38%^^         0.91%^^          1.00%^^
 Year Ended July 31, 2004 ...       --#      $ 11.04         12.73%            0.76%           0.95%            1.04%
 Year Ended July 31, 2003 ...       --       $  9.87          8.54%            0.81%           1.00%            1.12%
 Year Ended July 31, 2002 ...       --       $  9.16        (24.10)%           0.41%           1.07%            1.19%
 Year Ended July 31, 2001+ ..       --       $ 12.27        (14.60)%           0.26%           1.04%            1.14%
 Year Ended July 31, 2000 ...       --       $ 14.64          9.46%            0.48%           1.01%            1.22%
LARGE CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#      $ 17.86          5.33%^           0.44%^^         1.27%^^          1.38%^^
 Year Ended July 31, 2004 ...       --#      $ 17.46          6.87%           (0.12)%          1.26%            1.39%
 Year Ended July 31, 2003 ...       --       $ 16.34         10.45%            0.09%           1.26%            1.39%
 Year Ended July 31, 2002 ...       --       $ 15.45        (22.75)%          (0.05)%          1.26%            1.37%
 Year Ended July 31, 2001+ ..       --       $ 21.22        (11.72)%          (0.16)%          1.25%            1.36%
 Period Ended
  July 31, 2000 (a) .........       --         28.14%         0.45%^          (0.07)%^^        1.14%^^          1.37%^^
 Year Ended
  December 31, 1999+ ........       --         28.02%        18.85%            0.12%           1.04%            1.39%

                               Portfolio    Net Assets,
                                Turnover   End of Period
                                 Rate*        (000's)
                               ---------   -------------
VALUE FUND
 Six Months Ended
  January 31, 2005^^^ .......      38%       $129,744
 Year Ended July 31, 2004 ...      44%       $121,862
 Year Ended July 31, 2003 ...     117%       $112,701
 Year Ended July 31, 2002 ...      59%       $ 97,393
 Year Ended July 31, 2001+ ..      43%       $113,164
 Year Ended July 31, 2000 ...      17%       $ 45,255
SELECT EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......       1%       $ 20,606
 Year Ended July 31, 2004 ...      18%       $ 15,730
 Year Ended July 31, 2003 ...       8%       $  7,034
 Year Ended July 31, 2002 ...      38%       $  4,511
 Year Ended July 31, 2001+ ..      19%       $  2,665
 Year Ended July 31, 2000+ ..      25%       $  2,512
ENHANCED MARKET
 FUND
 Six Months Ended
  January 31, 2005^^^ .......      46%       $ 27,171
 Year Ended July 31, 2004 ...      64%       $ 24,665
 Year Ended July 31, 2003 ...      27%       $ 21,431
 Year Ended July 31, 2002 ...      34%       $ 17,473
 Year Ended July 31, 2001+ ..      42%       $ 24,666
 Year Ended July 31, 2000 ...      30%       $ 20,555
LARGE CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......       5%       $105,817
 Year Ended July 31, 2004 ...       8%       $ 99,518
 Year Ended July 31, 2003 ...       7%       $ 88,989
 Year Ended July 31, 2002 ...      11%       $ 57,330
 Year Ended July 31, 2001+ ..      10%       $ 66,813
 Period Ended
  July 31, 2000 (a) .........      10%       $ 81,099
 Year Ended
  December 31, 1999+ ........      15%       $ 79,211

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
## The total return shown includes the losses on the disposal of investments that were reimbursed by the advisor and administrator, which otherwise would have reduced the total return by 0.08%.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
**  Includes 0.01 from reimbursement from affiliates for investment losses.
^   Not annualized.
^^  Annualized.
^^^ Unaudited
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.


                      See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------
A SHARES


Selected data for a share outstanding throughout the period indicated.

                                                      Investment Activities                       Less Dividends from
                                           -------------------------------------------   -------------------------------------
                                                           Net Realized
                                                          and Unrealized
                                                          Gains (Losses)
                               Net Asset       Net      from Investments,                             Net Realized
                                 Value,    Investment      Futures and      Total from       Net       Gains from
                               Beginning     Income          Foreign        Investment   Investment    Investment      Total
                               of Period     (Loss)         Currencies      Activities     Income     Transactions   Dividends
                               ---------   ----------   -----------------   ----------   ----------   ------------   ---------
CAPITAL GROWTH FUND
 Six Months Ended
  January 31, 2005^^^ .......    $ 9.27       0.03             0.53             0.56       (0.04)           --        (0.04)
 Year Ended July 31, 2004 ...    $ 8.75      (0.03)            0.55             0.52          --            --           --
 Year Ended July 31, 2003 ...    $ 7.96      (0.03)            0.82             0.79          --            --           --
 Year Ended July 31, 2002 ...    $10.86      (0.07)           (2.83)           (2.90)         --            --           --
 Year Ended July 31, 2001+ ..    $14.97      (0.09)           (2.86)           (2.95)         --         (1.16)       (1.16)
 Period Ended
  July 31, 2000 (a) .........    $14.37      (0.04)            0.64             0.60          --            --           --
 Year Ended
  December 31, 1999+ ........    $14.20      (0.04)            2.97             2.93          --         (2.76)       (2.76)
MID CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......    $12.26         --             1.51             1.51       (0.01)           --        (0.01)
 Year Ended July 31, 2004 ...    $10.42       0.01             1.85             1.86       (0.02)           --        (0.02)
 Year Ended July 31, 2003 ...    $ 9.39       0.01             1.03             1.04       (0.01)           --        (0.01)
 Year Ended July 31, 2002 ...    $12.06      (0.16)           (2.51)           (2.67)         --            --           --
 Year Ended July 31, 2001+ ..    $16.67      (0.17)           (4.44)           (4.61)         --            --           --
 Period Ended
  July 31, 2000 (a)+ ........    $17.33      (0.13)           (0.53)           (0.66)         --            --           --
 Period Ended
  December 31, 1999 (b)+ ....    $10.00      (0.14)            7.47             7.33          --            --           --
SMALL CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......    $ 8.14      (0.04)            1.06             1.02          --            --           --
 Year Ended July 31, 2004 ...    $ 7.22      (0.10)            1.02             0.92          --            --           --
 Year Ended July 31, 2003 ...    $ 7.13      (0.07)            0.16             0.09          --            --           --
 Year Ended July 31, 2002 ...    $10.12      (0.11)           (2.88)           (2.99)         --            --           --
 Year Ended July 31, 2001+ ..    $12.52      (0.14)           (1.05)           (1.19)         --         (1.21)       (1.21)
 Year Ended July 31, 2000 ...    $ 8.40      (0.08)            4.20             4.12          --            --           --
INTERNATIONAL EQUITY
 FUND
 Six Months Ended
  January 31, 2005^^^ .......    $11.45       0.02             2.32             2.34       (0.11)           --        (0.11)
 Year Ended July 31, 2004 ...    $ 8.69       0.07             2.78             2.85       (0.09)           --        (0.09)
 Year Ended July 31, 2003 ...    $ 7.81       0.01             0.87             0.88       (0.01)           --        (0.01)
 Year Ended July 31, 2002 ...    $ 9.49       0.02            (1.70)           (1.68)         --            --           --
 Year Ended July 31, 2001+ ..    $12.36       0.06            (2.54)           (2.48)      (0.03)        (0.36)       (0.39)
 Period Ended
  July 31, 2000 (a)+ ........    $13.27       0.05            (0.96)           (0.91)         --            --           --
 Year Ended
  December 31, 1999 .........    $10.58       0.02             2.81             2.83       (0.14)           --        (0.14)

                                                            Ratios (to average net assets)/Supplemental Data
                                            ----------------------------------------------------------------------------
                                            Net Asset
                                              Value,     Total Return         Net                       Expenses (before
                               Redemption      End        (Excluding      Investment          Net          Reductions/
                                  Fees      of Period   Sales Charge)       Income         Expenses      Reimbursements)
                               ----------   ---------   -------------     ----------       --------     ----------------
CAPITAL GROWTH FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $ 9.79         6.03%^          0.52%^^         1.29%^^          1.37%^^
 Year Ended July 31, 2004 ...       --#       $ 9.27         5.94%          (0.35)%          1.30%            1.38%
 Year Ended July 31, 2003 ...       --        $ 8.75         9.92%          (0.47)%          1.31%            1.38%
 Year Ended July 31, 2002 ...       --        $ 7.96       (26.70)%         (0.76)%          1.31%            1.37%
 Year Ended July 31, 2001+ ..       --        $10.86       (21.27)%         (0.67)%          1.30%            1.36%
 Period Ended
  July 31, 2000 (a) .........       --        $14.97         4.18%^         (0.49)%^^        1.32%^^          1.37%^^
 Year Ended
  December 31, 1999+ ........       --        $14.37        21.85%          (0.33)%          1.32%            1.33%
MID CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $13.76        12.31%^          0.04%^^         1.10%^^          1.57%^^
 Year Ended July 31, 2004 ...       --#       $12.26        17.84%           0.08%           1.10%            1.60%
 Year Ended July 31, 2003 ...       --        $10.42        11.08%           0.08%           1.15%            1.65%
 Year Ended July 31, 2002 ...       --        $ 9.39       (22.14)%         (1.31)%          1.66%            1.83%
 Year Ended July 31, 2001+ ..       --        $12.06       (27.65)%         (1.17)%          1.57%            1.65%
 Period Ended
  July 31, 2000 (a)+ ........       --        $16.67       ( 3.81)%^        (1.27)%^^        1.62%^^          1.65%^^
 Period Ended
  December 31, 1999 (b)+ ....       --        $17.33        73.30%^         (1.62)%^^        2.28%^^          2.29%^^
SMALL CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $ 9.16        12.53%^         (1.19)%^^        1.47%^^          1.75%^^
 Year Ended July 31, 2004 ...       --#       $ 8.14        12.74%          (1.29)%          1.58%            1.78%
 Year Ended July 31, 2003 ...       --        $ 7.22         1.26%          (1.25)%          1.60%            1.78%
 Year Ended July 31, 2002 ...       --        $ 7.13       (29.55)%         (1.25)%          1.61%            1.77%
 Year Ended July 31, 2001+ ..       --        $10.12       (10.33)%         (1.22)%          1.61%            1.77%
 Year Ended July 31, 2000 ...       --        $12.52        49.05%          (1.11)%          1.53%            1.85%
INTERNATIONAL EQUITY
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $13.68        20.47%^          0.24%^^         1.31%^^          1.70%^^
 Year Ended July 31, 2004 ...       --#       $11.45        32.90%           1.20%           1.34%            1.85%
 Year Ended July 31, 2003 ...     0.01        $ 8.69        11.35%           1.25%           1.36%            1.86%
 Year Ended July 31, 2002 ...       --        $ 7.81       (17.70)%          0.35%           1.60%            1.89%
 Year Ended July 31, 2001+ ..       --        $ 9.49       (20.62)%          0.52%           1.62%            1.89%
 Period Ended
  July 31, 2000 (a)+ ........       --        $12.36        (6.78)%^         0.69%^^         1.69%^^          2.01%^^
 Year Ended
  December 31, 1999 .........       --        $13.27        26.77%           0.26%           1.59%            2.12%

                               Portfolio    Net Assets,
                                Turnover   End of Period
                                 Rate*        (000's)
                               ---------   ------------
CAPITAL GROWTH FUND
 Six Months Ended
  January 31, 2005^^^ .......       9%        $27,940
 Year Ended July 31, 2004 ...      71%        $26,181
 Year Ended July 31, 2003 ...     151%        $23,915
 Year Ended July 31, 2002 ...     115%        $16,457
 Year Ended July 31, 2001+ ..     100%        $19,574
 Period Ended
  July 31, 2000 (a) .........      91%        $14,137
 Year Ended
  December 31, 1999+ ........     178%        $10,310
MID CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......      41%        $21,658
 Year Ended July 31, 2004 ...     105%        $15,681
 Year Ended July 31, 2003 ...      59%        $ 9,085
 Year Ended July 31, 2002 ...     221%        $ 8,234
 Year Ended July 31, 2001+ ..     120%        $12,546
 Period Ended
  July 31, 2000 (a)+ ........      39%        $11,536
 Period Ended
  December 31, 1999 (b)+ ....      20%        $ 2,357
SMALL CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......      89%        $10,081
 Year Ended July 31, 2004 ...     171%        $ 7,940
 Year Ended July 31, 2003 ...     221%        $ 5,929
 Year Ended July 31, 2002 ...     227%        $ 5,114
 Year Ended July 31, 2001+ ..     220%        $ 8,346
 Year Ended July 31, 2000 ...     318%        $ 8,408
INTERNATIONAL EQUITY
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       2%        $21,962
 Year Ended July 31, 2004 ...       7%        $15,782
 Year Ended July 31, 2003 ...      18%        $ 4,711
 Year Ended July 31, 2002 ...     160%        $ 3,932
 Year Ended July 31, 2001+ ..      45%        $ 2,685
 Period Ended
  July 31, 2000 (a)+ ........      32%        $ 1,799
 Year Ended
  December 31, 1999 .........      40%        $ 1,033

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

A SHARES


Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities
                                              -------------------------------------------
                                  Net Asset       Net         Net Realized
                                    Value,    Investment     and Unrealized    Total from
                                  Beginning     Income       Gains (Losses)    Investment
                                  of Period     (Loss)     from Investments*   Activities
                                  ---------   ----------   -----------------   ----------
BALANCED FUND
 Six Months Ended
  January 31, 2005^^^ ..........    $12.10       0.24            0.63             0.87
 Year Ended July 31, 2004 ......    $11.37       0.20            0.75             0.95
 Year Ended July 31, 2003 ......    $10.89       0.22            0.66             0.88
 Year Ended July 31, 2002 ......    $12.46       0.30           (1.20)           (0.90)
 Year Ended July 31, 2001+ .....    $12.48       0.36            1.28             1.64
 Year Ended July 31, 2000 ......    $14.93       0.44           (0.64)           (0.20)
AGGRESSIVE GROWTH
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    $ 8.65       0.02            0.83             0.85
 Year Ended July 31, 2004 ......    $ 7.73         --            0.93             0.93
 Year Ended July 31, 2003 ......    $ 7.04         --            0.69             0.69
 Year Ended July 31, 2002 ......    $ 9.91      (0.02)          (2.21)           (2.23)
 Year Ended July 31, 2001+ .....    $11.53       0.08           (0.39)           (0.31)
 Period Ended
  July 31, 2000 (a) ............    $11.54       0.02           (0.01)            0.01
 Period Ended
  December 31, 1999 (b) ........    $10.00       0.09            1.60             1.69
GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    $ 8.98       0.06            0.65             0.71
 Year Ended July 31, 2004 ......    $ 8.21       0.07            0.76             0.83
 Year Ended July 31, 2003 ......    $ 7.59       0.07            0.62             0.69
 Year Ended July 31, 2002 ......    $ 9.38       0.08           (1.48)           (1.40)
 Year Ended July 31, 2001+ .....    $10.47       0.23           (0.42)           (0.19)
 Period Ended
  July 31, 2000 (a) ............    $10.58       0.07           (0.11)           (0.04)
 Period Ended
  December 31, 1999 (c) ........    $ 9.93       0.14            0.73             0.87
GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    $ 9.48       0.09            0.55             0.64
 Year Ended July 31, 2004 ......    $ 8.88       0.12            0.60             0.72
 Year Ended July 31, 2003 ......    $ 8.33       0.12            0.56             0.68
 Year Ended July 31, 2002 ......    $ 9.76       0.18           (1.14)           (0.96)
 Year Ended July 31, 2001+ .....    $10.54       0.24           (0.07)            0.17
 Period Ended
  July 31, 2000 (a) ............    $10.48       0.14            0.04             0.18
 Period Ended
  December 31, 1999 (d) ........    $10.10       0.11            0.41             0.52
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    $ 9.49       0.09            0.48             0.57
 Year Ended July 31, 2004 ......    $ 9.04       0.16            0.45             0.61
 Year Ended July 31, 2003 ......    $ 8.58       0.16            0.50             0.66
 Year Ended July 31, 2002 ......    $ 9.74       0.21           (0.94)           (0.73)
 Year Ended July 31, 2001+ .....    $10.06       0.32            0.15             0.47
 Period Ended
  July 31, 2000 (a) ............    $ 9.96       0.14            0.10             0.24
 Period Ended
  December 31, 1999 (e) ........    $ 9.86       0.17            0.16             0.33

                                                                                                    Ratios (to average net
                                                 Less Dividends from                               assets)/Supplemental Data
                                  -------------------------------------------------                -------------------------
                                               Net Realized                                        Net Asset
                                      Net       Gains from     From Tax                              Value,     Total Return
                                  Investment    Investment    Return of     Total     Redemption      End        (Excluding
                                    Income     Transactions    Capital    Dividends      Fees      of Period   Sales Charge)
                                  ----------   ------------   ---------   ---------   ----------   ---------   -------------
BALANCED FUND
 Six Months Ended
  January 31, 2005^^^ ..........     (0.26)        (0.03)          --       (0.29)         --#       $12.68         6.26%^
 Year Ended July 31, 2004 ......     (0.22)           --           --       (0.22)         --#       $12.10         8.36%
 Year Ended July 31, 2003 ......     (0.26)        (0.14)          --       (0.40)         --        $11.37         8.34%
 Year Ended July 31, 2002 ......     (0.31)        (0.36)          --       (0.67)         --        $10.89        (7.55)%
 Year Ended July 31, 2001+ .....     (0.39)        (1.27)          --       (1.66)         --        $12.46        13.93%
 Year Ended July 31, 2000 ......     (0.47)        (1.78)          --       (2.25)         --        $12.48        (1.05)%
AGGRESSIVE GROWTH
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........        --            --           --          --          --#       $ 9.50         9.87%^
 Year Ended July 31, 2004 ......        --            --        (0.01)      (0.01)         --#       $ 8.65        12.01%
 Year Ended July 31, 2003 ......        --            --           --          --          --        $ 7.73         9.81%
 Year Ended July 31, 2002 ......        --         (0.64)          --       (0.64)         --        $ 7.04       (23.76)%
 Year Ended July 31, 2001+ .....     (0.15)        (1.16)          --       (1.31)         --        $ 9.91        (3.42)%
 Period Ended
  July 31, 2000 (a) ............     (0.02)           --           --       (0.02)         --        $11.53         0.06%^
 Period Ended
  December 31, 1999 (b) ........     (0.11)        (0.04)          --       (0.15)         --        $11.54        16.92%^
GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........     (0.06)           --        (0.06)         --          --#       $ 9.63         7.91%^
 Year Ended July 31, 2004 ......     (0.06)           --           --       (0.06)         --#       $ 8.98        10.14%
 Year Ended July 31, 2003 ......     (0.07)           --           --       (0.07)         --        $ 8.21         9.18%
 Year Ended July 31, 2002 ......     (0.09)        (0.30)          --       (0.39)         --        $ 7.59       (15.49)%
 Year Ended July 31, 2001+ .....     (0.23)        (0.67)          --       (0.90)         --        $ 9.38        (2.04)%
 Period Ended
  July 31, 2000 (a) ............     (0.07)           --           --       (0.07)         --        $10.47        (0.43)%^
 Period Ended
  December 31, 1999 (c) ........     (0.14)        (0.08)          --       (0.22)         --        $10.58         8.85%^
GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........     (0.09)           --        (0.09)         --          --#       $10.03         6.73%^
 Year Ended July 31, 2004 ......     (0.12)           --           --       (0.12)         --#       $ 9.48         8.13%
 Year Ended July 31, 2003 ......     (0.13)           --           --       (0.13)         --        $ 8.88         8.30%
 Year Ended July 31, 2002 ......     (0.19)        (0.28)          --       (0.47)         --        $ 8.33       (10.17)%
 Year Ended July 31, 2001+ .....     (0.32)        (0.63)          --       (0.95)         --        $ 9.76         1.61%
 Period Ended
  July 31, 2000 (a) ............     (0.12)           --           --       (0.12)         --        $10.54         1.69%^
 Period Ended
  December 31, 1999 (d) ........     (0.11)        (0.03)          --       (0.14)         --        $10.48         5.21%^
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........     (0.10)           --        (0.10)         --          --#       $ 9.96         6.03%^
 Year Ended July 31, 2004 ......     (0.16)           --           --       (0.16)         --#       $ 9.49         6.71%
 Year Ended July 31, 2003 ......     (0.17)        (0.03)          --       (0.20)         --        $ 9.04         7.85%
 Year Ended July 31, 2002 ......     (0.23)        (0.20)          --       (0.43)         --        $ 8.58        (7.80)%
 Year Ended July 31, 2001+ .....     (0.34)        (0.45)          --       (0.79)         --        $ 9.74         4.91%
 Period Ended
  July 31, 2000 (a) ............     (0.14)           --           --       (0.14)         --        $10.06         2.43%^
 Period Ended
  December 31, 1999 (e) ........     (0.17)        (0.06)          --       (0.23)         --        $ 9.96         3.37%^

                                 Ratios (to average net assets)/Supplemental Data
                                 ------------------------------------------------
                                       Net                      Expenses (before   Portfolio    Net Assets,
                                   Investment         Net          Reductions/      Turnover   End of Period
                                     Income        Expenses      Reimbursements)     Rate**       (000's)
                                 ------------      --------    ------------------  ---------   -------------
BALANCED FUND
 Six Months Ended
  January 31, 2005^^^ ..........      1.95%^^        1.33%^^          1.40%^^         30%        $103,805
 Year Ended July 31, 2004 ......      1.64%          1.32%            1.41%           19%        $ 90,369
 Year Ended July 31, 2003 ......      2.03%          1.34%            1.42%           86%        $ 78,679
 Year Ended July 31, 2002 ......      2.57%          1.34%            1.41%           34%        $ 69,674
 Year Ended July 31, 2001+ .....      2.90%          1.31%            1.38%           14%        $ 54,978
 Year Ended July 31, 2000 ......      3.28%          1.35%            1.37%           16%        $ 21,951
AGGRESSIVE GROWTH
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........      0.46%^^        0.56%^^          0.91%^^          4%        $ 22,583
 Year Ended July 31, 2004 ......      0.02%          0.57%            0.96%           31%        $ 18,440
 Year Ended July 31, 2003 ......     (0.02)%         0.66%            1.09%          100%        $ 11,310
 Year Ended July 31, 2002 ......     (0.31)%         0.71%            1.12%           50%        $  7,565
 Year Ended July 31, 2001+ .....      0.78%          0.79%            1.20%           36%        $  1,393
 Period Ended
  July 31, 2000 (a) ............      0.26%^^        0.86%^^          1.24%^^         22%        $    476
 Period Ended
  December 31, 1999 (b) ........      1.65%^^        0.96%^^          6.10%^^         95%        $    450
GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........      1.25%^^        0.51%^^          0.84%^^          9%        $ 28,260
 Year Ended July 31, 2004 ......      0.84%          0.51%            0.90%           27%        $ 23,117
 Year Ended July 31, 2003 ......      0.94%          0.61%            1.06%          128%        $ 10,978
 Year Ended July 31, 2002 ......      0.96%          0.71%            1.14%           63%        $  4,448
 Year Ended July 31, 2001+ .....      2.31%          0.78%            1.22%           38%        $    981
 Period Ended
  July 31, 2000 (a) ............      1.27%^^        0.86%^^          1.25%^^         97%        $    763
 Period Ended
  December 31, 1999 (c) ........      2.44%^^        0.94%^^          9.41%^^         76%        $    164
GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........      1.69%^^        0.52%^^          0.77%^^          9%        $ 55,029
 Year Ended July 31, 2004 ......      1.27%          0.58%            0.83%           38%        $ 43,856
 Year Ended July 31, 2003 ......      1.51%          0.62%            0.86%          135%        $ 28,745
 Year Ended July 31, 2002 ......      2.04%          0.60%            0.82%           69%        $ 14,312
 Year Ended July 31, 2001+ .....      2.44%          0.63%            0.87%           51%        $  6,535
 Period Ended
  July 31, 2000 (a) ............      2.15%^^       72.00%^^         88.00%^^         21%        $    271
 Period Ended
  December 31, 1999 (d) ........      2.44%^^       95.00%^^          2.27%^^         57%        $    535
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........      1.95%^^        0.53%^^          0.88%^^         14%        $ 23,261
 Year Ended July 31, 2004 ......      1.68%          0.59%            0.98%           34%        $ 16,640
 Year Ended July 31, 2003 ......      1.87%          0.64%            1.07%          136%        $ 10,988
 Year Ended July 31, 2002 ......      2.48%          0.65%            1.07%           65%        $  6,236
 Year Ended July 31, 2001+ .....      3.26%          0.77%            1.20%           62%        $    231
 Period Ended
  July 31, 2000 (a) ............      2.85%^^       91.00%^^          1.26%^^         21%        $     48
 Period Ended
  December 31, 1999 (e) ........      3.32%^^       93.00%^^          9.78%^^        124%        $    172

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
*   Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES


Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                          -------------------------------------------  --------------------------------------
                               Net Asset                  Net Realized                               Net Realized
                                 Value,        Net       and Unrealized    Total from       Net       Gains from
                               Beginning   Investment    Gains (Losses)    Investment   Investment    Investment      Total
                               of Period     Income     from Investments   Activities     Income     Transactions   Dividends
                               ---------  -----------   ----------------   ----------   ----------   -------------  ---------
GOVERNMENT INCOME
 FUND
 Six Months Ended
  January 31, 2005^^^ .......   $ 9.86         0.17            0.03            0.20        (0.21)        (0.03)       (0.24)
 Year Ended July 31, 2004 ...   $10.05         0.34           (0.11)           0.23        (0.41)        (0.01)       (0.42)
 Year Ended July 31, 2003 ...   $10.26         0.41           (0.05)           0.36        (0.42)        (0.15)       (0.57)
 Year Ended July 31, 2002 ...   $10.10         0.48            0.20            0.68        (0.52)           --        (0.52)
 Year Ended July 31, 2001+ ..   $ 9.60         0.55            0.50            1.05        (0.55)           --        (0.55)
 Year Ended July 31, 2000 ...   $ 9.62         0.56           (0.04)           0.52        (0.54)           --        (0.54)
LIMITED TERM BOND
 FUND
 Six Months Ended
  January 31, 2005^^^ .......   $10.46         0.13           (0.07)           0.06        (0.17)           --        (0.17)
 Year Ended July 31, 2004 ...   $10.65         0.23           (0.11)           0.12        (0.31)           --        (0.31)
 Year Ended July 31, 2003 ...   $10.70         0.36            0.01            0.37        (0.42)           --        (0.42)
 Year Ended July 31, 2002 ...   $10.55         0.48            0.18            0.66        (0.51)           --        (0.51)
 Year Ended July 31, 2001+ ..   $10.13         0.57            0.43            1.00        (0.58)           --        (0.58)
 Year Ended July 31, 2000 ...   $10.29         0.59           (0.13)           0.46        (0.62)           --        (0.62)
HIGH QUALITY BOND
 FUND
 Six Months Ended
  January 31, 2005^^^ .......   $11.08         0.21            0.11            0.32        (0.24)        (0.01)       (0.25)
 Year Ended July 31, 2004 ...   $11.33         0.43           (0.11)           0.32        (0.48)        (0.09)       (0.57)
 Year Ended July 31, 2003 ...   $11.43         0.46            0.11            0.57        (0.52)        (0.15)       (0.67)
 Year Ended July 31, 2002 ...   $11.13         0.53            0.36            0.89        (0.56)        (0.03)       (0.59)
 Year Ended July 31, 2001+ ..   $10.52         0.58            0.62            1.20        (0.59)           --        (0.59)
 Year Ended July 31, 2000 ...   $10.63         0.58           (0.06)           0.52        (0.61)        (0.02)       (0.63)

                                                               Ratios (to average net assets)/Supplemental Data
                                                        --------------------------------------------------------------
                                            Net Asset
                                              Value,     Total Return        Net                      Expenses (before
                               Redemption      End        (Excluding     Investment         Net          Reductions/
                                  Fees      of Period   Sales Charge)      Income        Expenses      Reimbursements)
                               ----------   ---------   -------------    ----------      --------     ----------------
GOVERNMENT INCOME
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $ 9.82        2.00%^          3.43%^^        1.01%^^          1.25%^^
 Year Ended July 31, 2004 ...       --#       $ 9.86        2.36%           3.48%          1.00%            1.23%
 Year Ended July 31, 2003 ...       --        $10.05        3.47%           3.84%          1.01%            1.23%
 Year Ended July 31, 2002 ...       --        $10.26        6.96%           4.74%          1.00%            1.21%
 Year Ended July 31, 2001+ ..       --        $10.10       11.25%           5.47%          0.99%            1.20%
 Year Ended July 31, 2000 ...       --        $ 9.60        5.55%           5.77%          0.85%            1.30%
LIMITED TERM BOND
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $10.35        0.55%^          2.48%^^        0.99%^^          1.19%^^
 Year Ended July 31, 2004 ...       --#       $10.46        1.17%           2.40%          0.98%            1.22%
 Year Ended July 31, 2003 ...       --        $10.65        3.52%           3.28%          0.98%            1.22%
 Year Ended July 31, 2002 ...       --        $10.70        6.44%           4.54%          1.00%            1.21%
 Year Ended July 31, 2001+ ..       --        $10.55       10.12%           5.43%          1.00%            1.22%
 Year Ended July 31, 2000 ...       --        $10.13        4.59%           5.60%          0.96%            1.24%
HIGH QUALITY BOND
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $11.15        2.94%^          3.69%^^        0.99%^^          1.16%^^
 Year Ended July 31, 2004 ...       --#       $11.08        2.83%           3.76%          0.99%            1.22%
 Year Ended July 31, 2003 ...       --        $11.33        5.04%           3.97%          0.99%            1.22%
 Year Ended July 31, 2002 ...       --        $11.43        8.19%           4.69%          0.99%            1.20%
 Year Ended July 31, 2001+ ..       --        $11.13       11.63%           5.30%          0.99%            1.20%
 Year Ended July 31, 2000 ...       --        $10.52        5.10%           5.54%          0.91%            1.21%

                               Portfolio    Net Assets,
                                Turnover   End of Period
                                 Rate*        (000's)
                               ---------   -------------
GOVERNMENT INCOME
 FUND
 Six Months Ended
  January 31, 2005^^^ .......     36%         $16,762
 Year Ended July 31, 2004 ...     39%         $16,943
 Year Ended July 31, 2003 ...     43%         $20,721
 Year Ended July 31, 2002 ...     18%         $ 8,800
 Year Ended July 31, 2001+ ..     25%         $ 5,672
 Year Ended July 31, 2000 ...     42%         $ 5,879
LIMITED TERM BOND
 FUND
 Six Months Ended
  January 31, 2005^^^ .......     18%         $24,554
 Year Ended July 31, 2004 ...     34%         $28,945
 Year Ended July 31, 2003 ...     32%         $38,211
 Year Ended July 31, 2002 ...     29%         $22,813
 Year Ended July 31, 2001+ ..     44%         $ 9,918
 Year Ended July 31, 2000 ...     34%         $ 7,913
HIGH QUALITY BOND
 FUND
 Six Months Ended
  January 31, 2005^^^ .......     26%         $51,640
 Year Ended July 31, 2004 ...     37%         $43,044
 Year Ended July 31, 2003 ...     33%         $50,591
 Year Ended July 31, 2002 ...     35%         $35,869
 Year Ended July 31, 2001+ ..     24%         $16,877
 Year Ended July 31, 2000 ...     27%         $ 9,500

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited

                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

A SHARES


Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                           ------------------------------------------   -------------------------------------
                               Net Asset                  Net Realized                               Net Realized
                                 Value,        Net       and Unrealized    Total from       Net       Gains from
                               Beginning   Investment    Gains (Losses)    Investment   Investment    Investment      Total
                               of Period     Income     from Investments   Activities     Income     Transactions   Dividends
                               ---------   ----------   ----------------   ----------   ----------   ------------   ---------
HIGH QUALITY
 MUNICIPAL BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.26       0.17            0.04            0.21        (0.18)        (0.03)       (0.21)
 Year Ended July 31, 2004 ...    $10.32       0.35           (0.05)           0.30        (0.35)        (0.01)       (0.36)
 Year Ended July 31, 2003 ...    $10.38       0.35           (0.05)           0.30        (0.33)        (0.03)       (0.36)
 Year Ended July 31, 2002 ...    $10.18       0.37            0.23            0.60        (0.39)        (0.01)       (0.40)
 Year Ended July 31, 2001+ ..    $ 9.76       0.39            0.41            0.80        (0.38)           --        (0.38)
 Year Ended July 31, 2000 ...    $ 9.87       0.40           (0.06)           0.34        (0.40)        (0.05)       (0.45)
FLORIDA TAX-EXEMPT
 FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.64       0.16            0.08            0.24        (0.17)        (0.05)       (0.22)
 Year Ended July 31, 2004 ...    $10.70       0.35           (0.05)           0.30        (0.35)        (0.01)       (0.36)
 Year Ended July 31, 2003 ...    $10.79       0.36           (0.08)           0.28        (0.37)           --        (0.37)
 Year Ended July 31, 2002 ...    $10.51       0.39            0.27            0.66        (0.38)           --        (0.38)
 Year Ended July 31, 2001+ ..    $10.16       0.40            0.35            0.75        (0.40)           --        (0.40)
 Year Ended July 31, 2000 ...    $10.22       0.44           (0.06)           0.38        (0.41)        (0.03)       (0.44)
TENNESSEE TAX-EXEMPT
 FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.26       0.14            0.02            0.16        (0.15)        (0.05)       (0.20)
 Year Ended July 31, 2004 ...    $10.33       0.29           (0.01)           0.28        (0.30)        (0.05)       (0.35)
 Year Ended July 31, 2003 ...    $10.37       0.29           (0.05)           0.24        (0.28)           --        (0.28)
 Year Ended July 31, 2002 ...    $10.10       0.31            0.27            0.58        (0.31)           --        (0.31)
 Year Ended July 31, 2001+ ..    $ 9.74       0.36            0.36            0.72        (0.36)           --        (0.36)
 Period Ended
  July 31, 2000 (a) .........    $ 9.55       0.21            0.18            0.39        (0.20)           --        (0.20)
 Year Ened
  December 31, 1999 .........    $10.19       0.33           (0.64)          (0.31)       (0.33)           --        (0.33)

                                                               Ratios (to average net assets)/Supplemental Data
                                                        -------------------------------------------------------------
                                            Net Asset
                                              Value,     Total Return        Net                      Expenses (before
                               Redemption      End        (Excluding     Investment         Net          Reductions/
                                  Fees      of Period   Sales Charge)      Income        Expenses      Reimbursements)
                               ----------   ---------   -------------    ----------      --------     ----------------
HIGH QUALITY
 MUNICIPAL BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#      $10.26         2.01%^          3.37%^^        0.88%^^          1.18%^^
 Year Ended July 31, 2004 ...       --#      $10.26         2.93%           3.36%          0.88%            1.21%
 Year Ended July 31, 2003 ...       --       $10.32         2.96%           3.35%          0.89%            1.21%
 Year Ended July 31, 2002 ...       --       $10.38         6.05%           3.72%          0.89%            1.20%
 Year Ended July 31, 2001+ ..       --       $10.18         8.36%           3.88%          0.89%            1.20%
 Year Ended July 31, 2000 ...       --       $ 9.76         3.62%           4.12%          0.82%            1.20%
FLORIDA TAX-EXEMPT
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       --       $10.66         2.29%^          3.06%^^        0.83%^^          1.24%^^
 Year Ended July 31, 2004 ...       --       $10.64         2.89%           3.25%          0.83%            1.25%
 Year Ended July 31, 2003 ...       --       $10.70         2.58%           3.35%          0.84%            1.25%
 Year Ended July 31, 2002 ...       --       $10.79         6.38%           3.64%          0.87%            1.26%
 Year Ended July 31, 2001+ ..       --       $10.51         7.46%           3.79%          0.90%            1.29%
 Year Ended July 31, 2000 ...       --       $10.16         3.99%           4.10%          0.74%            1.30%
TENNESSEE TAX-EXEMPT
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       --       $10.22         1.59%^          2.85%^^        1.00%^^          1.33%^^
 Year Ended July 31, 2004 ...       --       $10.26         2.69%           2.76%          1.00%            1.29%
 Year Ended July 31, 2003 ...       --       $10.33         2.29%           2.70%          1.07%            1.34%
 Year Ended July 31, 2002 ...       --       $10.37         5.87%           3.02%          1.08%            1.31%
 Year Ended July 31, 2001+ ..       --       $10.10         7.55%           3.63%          1.09%            1.33%
 Period Ended
  July 31, 2000 (a) .........       --       $ 9.74         4.15%^          3.78%^^        1.13%^^          1.27%^^
 Year Ened
  December 31, 1999 .........       --       $ 9.55        (3.07%)          3.34%          1.25%            1.26%

                               Portfolio    Net Assets,
                                Turnover   End of Period
                                 Rate*        (000's)
                               ---------   -------------
HIGH QUALITY
 MUNICIPAL BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......      17%        $18,334
 Year Ended July 31, 2004 ...       5%        $16,038
 Year Ended July 31, 2003 ...       7%        $16,385
 Year Ended July 31, 2002 ...      10%        $11,553
 Year Ended July 31, 2001+ ..       5%        $ 8,022
 Year Ended July 31, 2000 ...       9%        $ 6,516
FLORIDA TAX-EXEMPT
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       5%        $10,006
 Year Ended July 31, 2004 ...      11%        $ 4,925
 Year Ended July 31, 2003 ...       6%        $ 6,955
 Year Ended July 31, 2002 ...      13%        $ 4,002
 Year Ended July 31, 2001+ ..       7%        $ 3,267
 Year Ended July 31, 2000 ...      11%        $ 2,655
TENNESSEE TAX-EXEMPT
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       6%        $ 5,700
 Year Ended July 31, 2004 ...       0%        $ 6,954
 Year Ended July 31, 2003 ...      21%        $ 9,325
 Year Ended July 31, 2002 ...      60%        $ 3,432
 Year Ended July 31, 2001+ ..     123%        $ 3,764
 Period Ended
  July 31, 2000 (a) .........      23%        $ 2,919
 Year Ened
  December 31, 1999 .........      64%        $ 3,324

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES+


Selected data for a share outstanding throughout the period indicated.

                                                                   Investment Activities
                                                         ------------------------------------------
                                                                                                         Less
                                             Net Asset                  Net Realized                   Dividends
                                               Value,        Net       and Unrealized    Total from    from Net
                                             Beginning   Investment    Gains (Losses)    Investment   Investment
                                             of Period     Income     from Investments   Activities     Income
                                             ---------   ----------   ----------------   ----------   ----------
PRIME MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .....    $1.000       0.005             --            0.005       (0.005)
 Year Ended July 31, 2004 .................    $1.000       0.003             --            0.003       (0.003)
 Year Ended July 31, 2003 .................    $1.000       0.006             --            0.006       (0.006)
 Year Ended July 31, 2002 .................    $1.000       0.015             --            0.015       (0.015)
 Year Ended July 31, 2001 .................    $1.000       0.049             --            0.049       (0.049)
 Year Ended July 31, 2000 .................    $1.000       0.051             --            0.051       (0.051)
TREASURY RESERVE MONEY MARKET
 FUND
 Six Months Ended January 31, 2005^^^ .....    $1.000       0.006             --            0.006       (0.006)
 Year Ended July 31, 2004 .................    $1.000       0.002             --            0.002       (0.002)
 Year Ended July 31, 2003 .................    $1.000       0.006             --            0.006       (0.006)
 Year Ended July 31, 2002 .................    $1.000       0.015             --            0.015       (0.015)
 Year Ended July 31, 2001 .................    $1.000       0.048             --            0.048       (0.048)
 Period Ended
 July 31, 2000 (a) ........................    $1.000       0.030             --            0.030       (0.030)
 Year Ended
 December 31, 1999 ........................    $1.000       0.043             --            0.043       (0.043)
TAX-EXEMPT MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .....    $1.000       0.004             --            0.004       (0.004)
 Year Ended July 31, 2004 .................    $1.000       0.003             --            0.003       (0.003)
 Year Ended July 31, 2003 .................    $1.000       0.005             --            0.005       (0.005)
 Year Ended July 31, 2002 .................    $0.999       0.009         (0.001)           0.008       (0.009)
 Year Ended July 31, 2001 .................    $0.998       0.028          0.001            0.029       (0.028)
 Year Ended July 31, 2000 .................    $1.000       0.031         (0.002)           0.029       (0.031)
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .....    $1.000       0.007             --            0.007       (0.007)
 Year Ended July 31, 2004 .................    $1.000       0.006             --            0.006       (0.006)
 Year Ended July 31, 2003 .................    $1.000       0.009             --            0.009       (0.009)
 Year Ended July 31, 2002 .................    $1.000       0.018             --            0.018       (0.018)
 Year Ended July 31, 2001 .................    $1.000       0.052             --            0.052       (0.052)
 Year Ended July 31, 2000 .................    $1.000       0.054             --            0.054       (0.054)

                                                          Ratios (to average net assets)/Supplemental Data
                                             --------------------------------------------------------------------------
                                             Net Asset
                                               Value,     Total Return        Net                      Expenses (before
                                                End        (Excluding     Investment         Net          Reductions/
                                             of Period   Sales Charge)      Income        Expenses      Reimbursements)
                                             ---------   -------------    ----------      --------     ----------------
PRIME MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .....    $1.000         0.55%^         1.07%^^        0.80%^^          0.96%^^
 Year Ended July 31, 2004 .................    $1.000         0.31%          0.31%          0.79%            0.97%
 Year Ended July 31, 2003 .................    $1.000         0.63%          0.64%          0.80%            0.97%
 Year Ended July 31, 2002 .................    $1.000         1.53%          1.53%          0.79%            0.94%
 Year Ended July 31, 2001 .................    $1.000         5.03%          4.96%          0.77%            0.94%
 Year Ended July 31, 2000 .................    $1.000         5.20%          5.35%          0.75%            0.94%
TREASURY RESERVE MONEY MARKET
 FUND
 Six Months Ended January 31, 2005^^^ .....    $1.000         0.56%^         1.11%^^        0.70%^^          0.97%^^
 Year Ended July 31, 2004 .................    $1.000         0.25%          0.26%          0.77%            1.02%
 Year Ended July 31, 2003 .................    $1.000         0.56%          0.60%          0.84%            1.01%
 Year Ended July 31, 2002 .................    $1.000         1.53%          1.54%          0.79%            0.96%
 Year Ended July 31, 2001 .................    $1.000         4.95%          4.90%          0.72%            0.95%
 Period Ended
 July 31, 2000 (a) ........................    $1.000         3.07%^         5.21%^^        0.65%^^          0.86%^^
 Year Ended
 December 31, 1999 ........................    $1.000         4.38%          4.28%          0.60%            0.70%
TAX-EXEMPT MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .....    $1.000         0.45%^         0.89%^^        0.59%^^          0.97%^^
 Year Ended July 31, 2004 .................    $1.000         0.34%          0.34%          0.64%            0.96%
 Year Ended July 31, 2003 .................    $1.000         0.48%          0.48%          0.79%            0.97%
 Year Ended July 31, 2002 .................    $0.998         0.87%          0.87%          0.81%            0.96%
 Year Ended July 31, 2001 .................    $0.999         2.83%          2.84%          0.80%            0.96%
 Year Ended July 31, 2000 .................    $0.998         3.11%          3.14%          0.71%            0.97%
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .....    $1.000         0.71%^         1.43%^^        0.49%^^          0.65%^^
 Year Ended July 31, 2004 .................    $1.000         0.61%          0.60%          0.50%            0.66%
 Year Ended July 31, 2003 .................    $1.000         0.93%          0.92%          0.51%            0.66%
 Year Ended July 31, 2002 .................    $1.000         1.83%          1.91%          0.50%            0.64%
 Year Ended July 31, 2001 .................    $1.000         5.31%          5.00%          0.50%            0.65%
 Year Ended July 31, 2000 .................    $1.000         5.55%          5.69%          0.45%            0.66%

                                              Net Assets,
                                             End of Period
                                                (000's)
                                             -------------
PRIME MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .....    $389,343
 Year Ended July 31, 2004 .................    $436,063
 Year Ended July 31, 2003 .................    $439,061
 Year Ended July 31, 2002 .................    $551,767
 Year Ended July 31, 2001 .................    $564,977
 Year Ended July 31, 2000 .................    $645,275
TREASURY RESERVE MONEY MARKET
 FUND
 Six Months Ended January 31, 2005^^^ .....    $ 76,617
 Year Ended July 31, 2004 .................    $ 72,929
 Year Ended July 31, 2003 .................    $ 46,753
 Year Ended July 31, 2002 .................    $ 98,582
 Year Ended July 31, 2001 .................    $ 99,777
 Period Ended
 July 31, 2000 (a) ........................    $143,901
 Year Ended
 December 31, 1999 ........................    $143,208
TAX-EXEMPT MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .....    $ 32,352
 Year Ended July 31, 2004 .................    $ 31,833
 Year Ended July 31, 2003 .................    $ 33,748
 Year Ended July 31, 2002 .................    $ 31,408
 Year Ended July 31, 2001 .................    $ 40,728
 Year Ended July 31, 2000 .................    $ 51,260
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .....    $137,787
 Year Ended July 31, 2004 .................    $ 89,613
 Year Ended July 31, 2003 .................    $193,468
 Year Ended July 31, 2002 .................    $207,511
 Year Ended July 31, 2001 .................    $361,629
 Year Ended July 31, 2000 .................    $180,873

+   Represents Class 2 Shares for Institutional Prime Obligations Money Market
    Fund.
^   Not annualized.
^^  Annualized.
^^^ Unaudited


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

B SHARES


Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                           ------------------------------------------   -------------------------------------
                                                          Net Realized
                               Net Asset       Net       and Unrealized                              Net Realized
                                 Value,    Investment    Gains (Losses)    Total from       Net       Gains from
                               Beginning     Income     from Investments   Investment   Investment    Investment      Total
                               of Period     (Loss)        and Futures     Activities     Income     Transactions   Dividends
                               ---------   ----------   ----------------   ----------   ----------   ------------   ---------
VALUE FUND
 Six Months Ended
  January 31, 2005^^^ .......    $14.56        0.01           1.59             1.60        (0.03)           --        (0.03)
 Year Ended July 31, 2004 ...    $12.83          --           1.77**           1.77        (0.04)           --        (0.04)
 Year Ended July 31, 2003 ...    $12.57        0.05           0.79             0.84        (0.06)        (0.52)       (0.58)
 Year Ended July 31, 2002 ...    $20.15       (0.02)         (5.93)           (5.95)       (0.02)        (1.61)       (1.63)
 Year Ended July 31, 2001+ ..    $19.41       (0.03)          3.58             3.55        (0.04)        (2.77)       (2.81)
 Year Ended July 31, 2000 ...    $25.14        0.07          (2.19)           (2.12)       (0.11)        (3.50)       (3.61)
SELECT EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......    $12.97          --           1.10             1.10        (0.03)        (0.01)       (0.04)
 Year Ended July 31, 2004 ...    $11.61       (0.03)          1.51             1.48        (0.02)        (0.10)       (0.12)
 Year Ended July 31, 2003 ...    $10.77       (0.02)          0.88             0.86        (0.02)           --        (0.02)
 Year Ended July 31, 2002 ...    $11.08       (0.03)         (0.28)           (0.31)          --            --           --
 Year Ended July 31, 2001+ ..    $ 8.64       (0.08)          2.52             2.44           --            --           --
 Year Ended July 31, 2000 ...    $11.83       (0.01)         (2.34)           (2.35)       (0.03)        (0.81)       (0.84)
ENHANCED MARKET
 FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.80        0.04           0.81             0.85        (0.06)        (0.42)       (0.48)
 Year Ended July 31, 2004 ...    $ 9.68        0.01           1.14             1.15        (0.03)           --        (0.03)
 Year Ended July 31, 2003 ...    $ 8.99        0.01           0.69             0.70        (0.01)           --        (0.01)
 Year Ended July 31, 2002 ...    $12.11       (0.05)         (2.91)           (2.96)          --         (0.16)       (0.16)
 Year Ended July 31, 2001+ ..    $14.55       (0.06)         (2.14)           (2.20)       (0.02)        (0.22)       (0.24)
 Year Ended July 31, 2000 ...    $13.82       (0.04)          1.22             1.18           --         (0.45)       (0.45)
LARGE CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......    $16.62       (0.02)          0.86             0.84        (0.05)        (0.48)       (0.53)
 Year Ended July 31, 2004 ...    $15.68       (0.15)          1.09             0.94           --            --           --
 Year Ended July 31, 2003 ...    $14.94       (0.09)          1.46             1.37           --         (0.63)       (0.63)
 Year Ended July 31, 2002 ...    $20.70       (0.15)         (4.42)           (4.57)          --         (1.19)       (1.19)
 Year Ended July 31, 2001+ ..    $27.74       (0.21)         (2.77)           (2.98)          --         (4.06)       (4.06)
 Period Ended
  July 31, 2000 (a) .........    $27.75       (0.13)          0.12            (0.01)          --            --           --
 Year Ended
  December 31, 1999+ ........    $27.54       (0.23)          5.04             4.81           --         (4.60)       (4.60)

                                                          Ratios (to average net assets)/Supplemental Data
                                            -----------------------------------------------------------------------------
                                            Net Asset    Total Return
                                              Value,      (Excluding          Net                        Expenses (before
                               Redemption      End        Redemption       Investment          Net          Reductions/
                                  Fees      of Period      Charge)           Income         Expenses      Reimbursements)
                               ----------   ---------    ------------      ----------       --------     ----------------
VALUE FUND
 Six Months Ended
  January 31, 2005^^^ .......      --#        $16.13        10.98%^         (0.01)%^^         2.07%^^          2.13%^^
 Year Ended July 31, 2004 ...      --#        $14.56        13.81%##         0.04%            2.09%            2.13%
 Year Ended July 31, 2003 ...      --         $12.83         7.17%           0.45%            2.11%            2.14%
 Year Ended July 31, 2002 ...      --         $12.57       (31.68)%         (0.27)%           2.10%            2.11%
 Year Ended July 31, 2001+ ..      --         $20.15        20.09%          (0.16)%           2.09%            2.10%
 Year Ended July 31, 2000 ...      --         $19.41        (8.86)%          0.32%            2.10%            2.11%
SELECT EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......      --#        $14.03         8.54%^         (0.03)%^^         2.04%^^          2.16%^^
 Year Ended July 31, 2004 ...      --#        $12.97        12.74%          (0.35)%           2.04%            2.14%
 Year Ended July 31, 2003 ...      --         $11.61         7.98%          (0.28)%           2.08%            2.24%
 Year Ended July 31, 2002 ...      --         $10.77        (2.77)%         (0.45)%           2.19%            2.44%
 Year Ended July 31, 2001+ ..      --         $11.08        28.24%          (0.75)%           2.44%            2.80%
 Year Ended July 31, 2000 ...      --         $ 8.64       (20.47)%         (0.08)%           2.21%            2.72%
ENHANCED MARKET
 FUND
 Six Months Ended
  January 31, 2005^^^ .......      --#        $11.17         7.73%^          0.62%^^          1.66%^^          1.81%^^
 Year Ended July 31, 2004 ...      --#        $10.80        11.84%           0.02%            1.70%            1.79%
 Year Ended July 31, 2003 ...      --         $ 9.68         7.79%           0.06%            1.75%            1.87%
 Year Ended July 31, 2002 ...      --         $ 8.99       (24.73)%         (0.34)%           1.82%            1.94%
 Year Ended July 31, 2001+ ..      --         $12.11       (15.28)%         (0.48)%           1.80%            1.89%
 Year Ended July 31, 2000 ...      --         $14.55         8.65%          (0.31)%           1.77%            1.93%
LARGE CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......      --#        $16.93         4.99%^         (0.31)%^^         2.02%^^          2.16%^^
 Year Ended July 31, 2004 ...      --#        $16.62         5.99%          (0.87)%           2.01%            2.14%
 Year Ended July 31, 2003 ...      --         $15.68         9.63%          (0.66)%           2.01%            2.14%
 Year Ended July 31, 2002 ...      --         $14.94       (23.31)%         (0.80)%           2.01%            2.12%
 Year Ended July 31, 2001+ ..      --         $20.70       (12.40)%         (0.91)%           2.00%            2.11%
 Period Ended
  July 31, 2000 (a) .........      --         $27.74        (0.04)%^        (0.93)%^^         2.00%^^          2.07%^^
 Year Ended
  December 31, 1999+ ........      --         $27.75        17.78%          (0.79)%           1.98%            2.00%

                               Portfolio    Net Assets,
                                Turnover   End of Period
                                 Rate*        (000's)
                               ---------   -------------
VALUE FUND
 Six Months Ended
  January 31, 2005^^^ .......      38%        $28,758
 Year Ended July 31, 2004 ...      44%        $28,634
 Year Ended July 31, 2003 ...     117%        $28,786
 Year Ended July 31, 2002 ...      59%        $13,133
 Year Ended July 31, 2001+ ..      43%        $10,322
 Year Ended July 31, 2000 ...      17%        $ 7,949
SELECT EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......       1%        $16,802
 Year Ended July 31, 2004 ...      18%        $13,476
 Year Ended July 31, 2003 ...       8%        $ 7,758
 Year Ended July 31, 2002 ...      38%        $ 4,800
 Year Ended July 31, 2001+ ..      19%        $ 1,586
 Year Ended July 31, 2000 ...      25%        $   715
ENHANCED MARKET
 FUND
 Six Months Ended
  January 31, 2005^^^ .......      46%        $10,734
 Year Ended July 31, 2004 ...      64%        $10,839
 Year Ended July 31, 2003 ...      27%        $ 9,566
 Year Ended July 31, 2002 ...      34%        $ 8,644
 Year Ended July 31, 2001+ ..      42%        $13,713
 Year Ended July 31, 2000 ...      30%        $17,095
LARGE CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......       5%        $23,687
 Year Ended July 31, 2004 ...       8%        $24,733
 Year Ended July 31, 2003 ...       7%        $23,334
 Year Ended July 31, 2002 ...      11%        $21,739
 Year Ended July 31, 2001+ ..      10%        $28,118
 Period Ended
  July 31, 2000 (a) .........      10%        $24,655
 Year Ended
  December 31, 1999+ ........      15%        $18,584

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
## The total return shown includes the losses on the disposal of investments that were reimbursed by the advisor and administrator, which otherwise would have reduced the total return by 0.08%.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
**  Includes 0.01 from reimbursement from affiliates for investment losses.
^^^ Unaudited
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                      Investment Activities                       Less Dividends from
                                           -------------------------------------------  --------------------------------------
                                                           Net Realized
                                                          and Unrealized
                                                          Gains (Losses)
                               Net Asset       Net      from Investments,                             Net Realized
                                 Value,    Investment      Futures, and     Total from       Net       Gains from
                               Beginning     Income          Foreign        Investment   Investment    Investment      Total
                               of Period     (Loss)         Currencies      Activities     Income     Transactions   Dividends
                               ---------   ----------   -----------------   ----------   ----------   ------------   ---------
CAPITAL GROWTH FUND
 Six Months Ended
  January 31, 2005^^^ .......    $ 8.67      (0.01)            0.50             0.49       (0.03)           --        (0.03)
 Year Ended July 31, 2004 ...    $ 8.25      (0.11)            0.53             0.42          --            --           --
 Year Ended July 31, 2003 ...    $ 7.56      (0.10)            0.79             0.69          --            --           --
 Year Ended July 31, 2002 ...    $10.39      (0.27)           (2.56)           (2.83)         --            --           --
 Year Ended July 31, 2001+ ..    $14.46      (0.17)           (2.74)           (2.91)         --         (1.16)       (1.16)
 Period Ended
  July 31, 2000 (a) .........    $13.93      (0.09)            0.62             0.53          --            --           --
 Year Ended
  December 31, 1999+ ........    $13.92      (0.14)            2.91             2.77          --         (2.76)       (2.76)
MID CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......    $11.78      (0.05)            1.45             1.40          --            --           --
 Year Ended July 31, 2004 ...    $10.07      (0.08)            1.79             1.71          --            --           --
 Year Ended July 31, 2003 ...    $ 9.13      (0.07)            1.01             0.94          --            --           --
 Year Ended July 31, 2002 ...    $11.83      (0.25)           (2.45)           (2.70)         --            --           --
 Year Ended July 31, 2001+ ..    $16.52      (0.27)           (4.42)           (4.69)         --            --           --
 Period Ended
  July 31, 2000 (a)+ ........    $17.28      (0.20)           (0.56)           (0.76)         --            --           --
 Period Ended
  December 31, 1999 (b)+ ....    $10.00      (0.19)            7.47             7.28          --            --           --
SMALL CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......    $ 7.75      (0.08)            1.01             0.93          --            --           --
 Year Ended July 31, 2004 ...    $ 6.92      (0.15)            0.98             0.83          --            --           --
 Year Ended July 31, 2003 ...    $ 6.89      (0.12)            0.15             0.03          --            --           --
 Year Ended July 31, 2002 ...    $ 9.85      (0.17)           (2.79)           (2.96)         --            --           --
 Year Ended July 31, 2001+ ..    $12.31      (0.22)           (1.03)           (1.25)         --         (1.21)       (1.21)
 Year Ended July 31, 2000 ...    $ 8.31      (0.14)            4.14             4.00          --            --           --
INTERNATIONAL EQUITY
 FUND
 Six Months Ended
  January 31, 2005^^^ .......    $11.19      (0.03)            2.26             2.23       (0.04)           --        (0.04)
 Year Ended July 31, 2004 ...    $ 8.49      (0.03)            2.73             2.70          --            --           --
 Year Ended July 31, 2003 ...    $ 7.64         --             0.85             0.85          --            --           --
 Year Ended July 31, 2002 ...    $ 9.35      (0.03)           (1.68)           (1.71)         --            --           --
 Year Ended July 31, 2001+ ..    $12.25      (0.05)           (2.49)           (2.54)         --         (0.36)       (0.36)
 Period Ended
  July 31, 2000 (a)+ ........    $13.21         --            (0.96)           (0.96)         --            --           --
 Period Ended
  December 31, 1999 (c) .....    $10.66      (0.02)            2.69             2.67       (0.12)           --        (0.12)

                                                           Ratios (to average net assets)/Supplemental Data
                                            -----------------------------------------------------------------------------
                                            Net Asset    Total Return
                                              Value,      (Excluding          Net                        Expenses (before
                               Redemption      End        Redemption       Investment          Net          Reductions/
                                  Fees      of Period      Charge)           Income         Expenses      Reimbursements)
                               ----------   ---------    ------------      ----------       --------     ----------------
CAPITAL GROWTH FUND
 Six Months Ended
  January 31, 2005^^^ .......      --#        $ 9.13         5.56%^         (0.22)%^^         2.04%^^          2.22%^^
 Year Ended July 31, 2004 ...      --#        $ 8.67         5.09%          (1.10)%           2.05%            2.13%
 Year Ended July 31, 2003 ...      --         $ 8.25         9.13%          (1.21)%           2.06%            2.13%
 Year Ended July 31, 2002 ...      --         $ 7.56       (27.24)%         (3.86)%           2.04%            2.12%
 Year Ended July 31, 2001+ ..      --         $10.39       (21.77)%         (1.35)%           1.96%            2.11%
 Period Ended
  July 31, 2000 (a) .........      --         $14.46         3.80%^         (1.11)%^^         1.96%^^          2.07%^^
 Year Ended
  December 31, 1999+ ........      --         $13.93        21.11%          (0.93)%           1.92%            1.93%
MID CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......      --#        $13.18        11.89%^         (0.70)%^^         1.85%^^          2.40%^^
 Year Ended July 31, 2004 ...      --#        $11.78        17.00%          (0.67)%           1.85%            2.35%
 Year Ended July 31, 2003 ...      --         $10.07        10.30%          (0.68)%           1.90%            2.40%
 Year Ended July 31, 2002 ...      --         $ 9.13       (22.82)%         (2.07)%           2.41%            2.58%
 Year Ended July 31, 2001+ ..      --         $11.83       (28.29)%         (1.91)%           2.32%            2.41%
 Period Ended
  July 31, 2000 (a)+ ........      --         $16.52        (4.40)%^        (2.00)%^^         2.33%^^          2.37%^^
 Period Ended
  December 31, 1999 (b)+ ....      --         $17.28        72.80%^         (2.17)%^^         2.86%^^          2.86%^^
SMALL CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......      --#        $ 8.68        12.00%^         (1.94)%^^         2.22%^^          2.76%^^
 Year Ended July 31, 2004 ...      --#        $ 7.75        11.99%          (2.03)%           2.33%            2.52%
 Year Ended July 31, 2003 ...      --         $ 6.92         0.44%          (2.01)%           2.35%            2.53%
 Year Ended July 31, 2002 ...      --         $ 6.89       (30.05)%         (2.01)%           2.36%            2.52%
 Year Ended July 31, 2001+ ..      --         $ 9.85       (11.03)%         (1.97)%           2.36%            2.52%
 Year Ended July 31, 2000 ...      --         $12.31        48.13%          (1.99)%           2.39%            2.59%
INTERNATIONAL EQUITY
 FUND
 Six Months Ended
  January 31, 2005^^^ .......      --#        $13.38        19.94%^         (0.50)%^^         2.06%^^          2.80%^^
 Year Ended July 31, 2004 ...      --#        $11.19        31.80%           0.30%            2.09%            2.59%
 Year Ended July 31, 2003 ...      --         $ 8.49        11.13%           0.75%            2.11%            2.61%
 Year Ended July 31, 2002 ...      --         $ 7.64       (18.29)%         (0.39)%           2.36%            2.64%
 Year Ended July 31, 2001+ ..      --         $ 9.35       (21.25)%         (0.44)%           2.38%            2.65%
 Period Ended
  July 31, 2000 (a)+ ........      --         $12.25        (7.19)%^        (0.04)%^^         2.47%^^          2.72%^^
 Period Ended
  December 31, 1999 (c) .....      --         $13.21        25.98%^         (0.54)%^^         2.45%^^          2.73%^^

                               Portfolio    Net Assets,
                                Turnover   End of Period
                                 Rate*        (000's)
                                --------   -------------
CAPITAL GROWTH FUND
 Six Months Ended
  January 31, 2005^^^ .......       9%        $ 7,357
 Year Ended July 31, 2004 ...      71%        $ 7,818
 Year Ended July 31, 2003 ...     151%        $ 8,571
 Year Ended July 31, 2002 ...     115%        $ 8,746
 Year Ended July 31, 2001+ ..     100%        $ 8,967
 Period Ended
  July 31, 2000 (a) .........      91%        $ 8,939
 Year Ended
  December 31, 1999+ ........     178%        $ 7,704
MID CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......      41%        $ 7,932
 Year Ended July 31, 2004 ...     105%        $ 7,376
 Year Ended July 31, 2003 ...      59%        $ 6,525
 Year Ended July 31, 2002 ...     221%        $ 7,066
 Year Ended July 31, 2001+ ..     120%        $11,323
 Period Ended
  July 31, 2000 (a)+ ........      39%        $12,912
 Period Ended
  December 31, 1999 (b)+ ....      20%        $ 2,177
SMALL CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......      89%        $ 2,664
 Year Ended July 31, 2004 ...     171%        $ 2,575
 Year Ended July 31, 2003 ...     221%        $ 1,987
 Year Ended July 31, 2002 ...     227%        $ 2,014
 Year Ended July 31, 2001+ ..     220%        $ 2,975
 Year Ended July 31, 2000 ...     318%        $ 2,619
INTERNATIONAL EQUITY
 FUND
 Six Months Ended
  January 31, 2005^^^ .......       2%        $ 2,876
 Year Ended July 31, 2004 ...       7%        $ 2,147
 Year Ended July 31, 2003 ...      18%        $   810
 Year Ended July 31, 2002 ...     160%        $   471
 Year Ended July 31, 2001+ ..      45%        $   516
 Period Ended
  July 31, 2000 (a)+ ........      32%        $   595
 Period Ended
  December 31, 1999 (c) .....      40%        $   228

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.


                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities
                                              -------------------------------------------
                                  Net Asset       Net         Net Realized
                                    Value,    Investment     and Unrealized    Total from
                                  Beginning     Income       Gains (Losses)    Investment
                                  of Period     (Loss)     from Investments*   Activities
                                  ---------   ----------   -----------------   ----------
BALANCED FUND
 Six Months Ended
  January 31, 2005^^^ ..........    $12.07        0.14            0.61             0.75
 Year Ended July 31, 2004 ......    $11.34        0.11            0.75             0.86
 Year Ended July 31, 2003 ......    $10.86        0.14            0.66             0.80
 Year Ended July 31, 2002 ......    $12.42        0.22           (1.19)           (0.97)
 Year Ended July 31, 2001+ .....    $12.45        0.28            1.26             1.54
 Year Ended July 31, 2000 ......    $14.90        0.34           (0.64)           (0.30)
AGGRESSIVE GROWTH
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    $ 8.32       (0.01)           0.80             0.79
 Year Ended July 31, 2004 ......    $ 7.49       (0.03)           0.87             0.84
 Year Ended July 31, 2003 ......    $ 6.87       (0.03)           0.65             0.62
 Year Ended July 31, 2002 ......    $ 9.77       (0.07)          (2.19)           (2.26)
 Year Ended July 31, 2001+ .....    $11.42        0.06           (0.44)           (0.38)
 Period Ended
  July 31, 2000 (a) ............    $11.47       (0.03)          (0.02)           (0.05)
 Period Ended
  December 31, 1999 (b) ........    $10.03        0.07            1.50             1.57
GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    $ 8.88        0.02            0.65             0.07
 Year Ended July 31, 2004 ......    $ 8.16        0.01            0.74             0.75
 Year Ended July 31, 2003 ......    $ 7.55        0.01            0.62             0.63
 Year Ended July 31, 2002 ......    $ 9.34        0.02           (1.48)           (1.46)
 Year Ended July 31, 2001+ .....    $10.44        0.15           (0.41)           (0.26)
 Period Ended
  July 31, 2000 (a) ............    $10.57        0.03           (0.12)           (0.09)
 Period Ended
  December 31, 1999 (c) ........    $ 9.84        0.12            0.81             0.93
GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    $ 9.46        0.06            0.53             0.59
 Year Ended July 31, 2004 ......    $ 8.86        0.05            0.61             0.66
 Year Ended July 31, 2003 ......    $ 8.32        0.06            0.56             0.62
 Year Ended July 31, 2002 ......    $ 9.77        0.12           (1.16)           (1.04)
 Year Ended July 31, 2001+ .....    $10.53        0.24           (0.12)            0.12
 Period Ended
  July 31, 2000 (a) ............    $10.50        0.10            0.02             0.12
 Period Ended
  December 31, 1999 (b) ........    $10.00        0.08            0.53             0.61
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    $ 9.44        0.06            0.47             0.53
 Year Ended July 31, 2004 ......    $ 9.01        0.08            0.45             0.53
 Year Ended July 31, 2003 ......    $ 8.56        0.09            0.50             0.59
 Year Ended July 31, 2002 ......    $ 9.71        0.17           (0.95)           (0.78)
 Year Ended July 31, 2001+ .....    $10.04        0.25            0.15             0.40
 Period Ended
  July 31, 2000 (a) ............    $ 9.96        0.13            0.07             0.20
 Period Ended
  December 31, 1999 (d) ........    $10.00        0.13            0.02             0.15

                                                                                                    Ratios (to average net
                                                 Less Dividends from                               assets)/Supplemental Data
                                  -------------------------------------------------                -------------------------
                                               Net Realized                                        Net Asset    Total Return
                                      Net       Gains from     From Tax                              Value,      (Excluding
                                  Investment    Investment    Return of     Total     Redemption      End        Redemption
                                    Income     Transactions    Capital    Dividends      Fees      of Period      Charge)
                                  ----------   ------------   ---------   ---------   ----------   ---------    ------------
BALANCED FUND
 Six Months Ended
  January 31, 2005^^^ ..........    (0.16)        (0.03)          --       (0.19)         --#        $12.63         5.73%^
 Year Ended July 31, 2004 ......    (0.13)           --           --       (0.13)         --#        $12.07         7.59%
 Year Ended July 31, 2003 ......    (0.18)        (0.14)          --       (0.32)         --         $11.34         7.55%
 Year Ended July 31, 2002 ......    (0.23)        (0.36)          --       (0.59)         --         $10.86        (8.17)%
 Year Ended July 31, 2001+ .....    (0.30)        (1.27)          --       (1.57)         --         $12.42        13.03%
 Year Ended July 31, 2000 ......    (0.37)        (1.78)          --       (2.15)         --         $12.45        (1.80)%
AGGRESSIVE GROWTH
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........       --            --           --          --          --#        $ 9.11         9.50%^
 Year Ended July 31, 2004 ......       --            --        (0.01)      (0.01)         --#        $ 8.32        11.16%
 Year Ended July 31, 2003 ......       --            --           --          --          --         $ 7.49         9.02%
 Year Ended July 31, 2002 ......       --         (0.64)          --       (0.64)         --         $ 6.87       (24.43)%
 Year Ended July 31, 2001+ .....    (0.11)        (1.16)          --       (1.27)         --         $ 9.77        (4.06)%
 Period Ended
  July 31, 2000 (a) ............       --            --           --          --          --         $11.42        (0.43)%^
 Period Ended
  December 31, 1999 (b) ........    (0.09)        (0.04)          --       (0.13)         --         $11.47        15.70%^
GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    (0.04)           --           --       (0.04)         --#        $ 9.51         7.58%^
 Year Ended July 31, 2004 ......    (0.03)           --           --       (0.03)         --#        $ 8.88         9.15%
 Year Ended July 31, 2003 ......    (0.02)           --           --       (0.02)         --         $ 8.16         8.39%
 Year Ended July 31, 2002 ......    (0.03)        (0.30)          --       (0.33)         --         $ 7.55       (16.13)%
 Year Ended July 31, 2001+ .....    (0.17)        (0.67)          --       (0.84)         --         $ 9.34        (2.82)%
 Period Ended
  July 31, 2000 (a) ............    (0.04)           --           --       (0.04)         --         $10.44        (0.84)%^
 Period Ended
  December 31, 1999 (c) ........    (0.12)        (0.08)          --       (0.20)         --         $10.57         9.48%^
GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    (0.06)           --           --       (0.06)         --#        $ 9.99         6.22%^
 Year Ended July 31, 2004 ......    (0.06)           --           --       (0.06)         --#        $ 9.46         7.49%
 Year Ended July 31, 2003 ......    (0.08)           --           --       (0.08)         --         $ 8.86         7.45%
 Year Ended July 31, 2002 ......    (0.13)        (0.28)          --       (0.41)         --         $ 8.32       (10.98)%
 Year Ended July 31, 2001+ .....    (0.25)        (0.63)          --       (0.88)         --         $ 9.77         1.09%
 Period Ended
  July 31, 2000 (a) ............    (0.09)           --           --       (0.09)         --         $10.53         1.13%^
 Period Ended
  December 31, 1999 (b) ........    (0.08)        (0.03)          --       (0.11)         --         $10.50         6.10%^
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........    (0.07)           --                    (0.07)         --#        $ 9.90         5.64%^
 Year Ended July 31, 2004 ......    (0.10)           --                    (0.10)         --#        $ 9.44         5.86%
 Year Ended July 31, 2003 ......    (0.11)        (0.03)                   (0.14)         --         $ 9.01         7.02%
 Year Ended July 31, 2002 ......    (0.17)        (0.20)                   (0.37)         --         $ 8.56        (8.38)%
 Year Ended July 31, 2001+ .....    (0.28)        (0.45)                   (0.73)         --         $ 9.71         4.09%
 Period Ended
  July 31, 2000 (a) ............    (0.12)           --           --       (0.12)         --         $10.04         2.00%^
 Period Ended
  December 31, 1999 (d) ........    (0.13)        (0.06)          --       (0.19)         --         $ 9.96         1.50%^

                                  Ratios (to average net assets)/Supplemental Data
                                  ------------------------------------------------
                                        Net                       Expenses (before   Portfolio    Net Assets,
                                    Investment          Net          Reductions/      Turnover   End of Period
                                      Income         Expenses      Reimbursements)     Rate**       (000's)
                                  --------------    ----------   ------------------  ---------   -------------
BALANCED FUND
 Six Months Ended
  January 31, 2005^^^ ..........       1.21%^^         2.08%^^          2.18%^^         30%        $25,613
 Year Ended July 31, 2004 ......       0.89%           2.07%            2.16%           19%        $24,755
 Year Ended July 31, 2003 ......       1.27%           2.09%            2.17%           86%        $20,004
 Year Ended July 31, 2002 ......       1.81%           2.09%            2.16%           34%        $16,742
 Year Ended July 31, 2001+ .....       2.20%           2.06%            2.12%           14%        $ 9,004
 Year Ended July 31, 2000 ......       2.54%           2.10%            2.12%           16%        $ 7,072
AGGRESSIVE GROWTH
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........      (0.26)%^^        1.31%^^          1.69%^^          4%        $13,234
 Year Ended July 31, 2004 ......      (0.79)%          1.31%            1.70%           31%        $10,062
 Year Ended July 31, 2003 ......      (0.78)%          1.40%            1.83%          100%        $ 2,014
 Year Ended July 31, 2002 ......      (1.04)%          1.46%            1.87%           50%        $   761
 Year Ended July 31, 2001+ .....       0.58%           1.52%            1.93%           36%        $   386
 Period Ended
  July 31, 2000 (a) ............      (0.44)%^^        1.56%^^          1.94%^^         22%        $   390
 Period Ended
  December 31, 1999 (b) ........       0.92%^^         1.52%^^          7.86%^^         95%        $   456
GROWTH PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........       0.54%^^         1.25%^^          1.60%^^          9%        $24,961
 Year Ended July 31, 2004 ......       0.08%           1.25%            1.64%           27%        $17,334
 Year Ended July 31, 2003 ......       0.19%           1.36%            1.81%          128%        $ 4,491
 Year Ended July 31, 2002 ......       0.22%           1.45%            1.89%           63%        $ 1,886
 Year Ended July 31, 2001+ .....       1.53%           1.53%            1.97%           38%        $ 1,710
 Period Ended
  July 31, 2000 (a) ............       0.46%^^         1.56%^^          1.97%^^         97%        $ 1,241
 Period Ended
  December 31, 1999 (c) ........       2.14%^^         1.55%^^          6.75%^^         76%        $   998
GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........       0.95%^^         1.26%^^          1.56%^^          9%        $17,027
 Year Ended July 31, 2004 ......       0.52%           1.33%            1.58%           38%        $13,141
 Year Ended July 31, 2003 ......       0.76%           1.37%            1.61%          135%        $ 3,839
 Year Ended July 31, 2002 ......       1.31%           1.35%            1.58%           69%        $ 1,607
 Year Ended July 31, 2001+ .....       2.40%           1.37%            1.60%           51%        $ 1,656
 Period Ended
  July 31, 2000 (a) ............       1.58%^^         1.40%^^          1.57%^^         21%        $ 1,613
 Period Ended
  December 31, 1999 (b) ........       1.74%^^         1.52%^^          4.26%^^         57%        $ 1,725
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Six Months Ended
  January 31, 2005^^^ ..........       1.20%^^         1.28%^^          1.66%^^         14%        $12,630
 Year Ended July 31, 2004 ......       0.95%           1.33%            1.72%           34%        $10,280
 Year Ended July 31, 2003 ......       1.12%           1.40%            1.82%          136%        $ 2,812
 Year Ended July 31, 2002 ......       1.74%           1.39%            1.81%           65%        $   970
 Year Ended July 31, 2001+ .....       2.59%           1.51%            1.92%           62%        $ 1,231
 Period Ended
  July 31, 2000 (a) ............       2.19%^^         1.55%^^          1.88%^^         21%        $   832
 Period Ended
  December 31, 1999 (d) ........       2.80%^^         1.54%^^          6.90%^^        124%        $   941

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
*   Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                           ------------------------------------------   -------------------------------------
                               Net Asset                  Net Realized                               Net Realized
                                 Value,        Net       and Unrealized    Total from       Net       Gains from
                               Beginning   Investment    Gains (Losses)    Investment   Investment    Investment      Total
                               of Period     Income     from Investments   Activities     Income     Transactions   Dividends
                               ---------   ----------   ----------------   ----------   ----------   ------------   ---------
GOVERNMENT
 INCOME FUND
 Six Months Ended
  January 31, 2005^^^ .......    $ 9.85        0.14            0.04           0.18         (0.18)        (0.03)       (0.21)
 Year Ended July 31, 2004 ...    $10.04        0.27           (0.11)          0.16         (0.34)        (0.01)       (0.35)
 Year Ended July 31, 2003 ...    $10.26        0.33           (0.06)          0.27         (0.34)        (0.15)       (0.49)
 Year Ended July 31, 2002 ...    $10.10        0.42            0.19           0.61         (0.45)           --        (0.45)
 Year Ended July 31, 2001+ ..    $ 9.61        0.47            0.51           0.98         (0.49)           --        (0.49)
 Period Ended
  July 31, 2000 (a) .........    $ 9.48        0.18            0.10           0.28         (0.15)           --        (0.15)
LIMITED TERM
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.45        0.09           (0.07)          0.02         (0.13)           --        (0.13)
 Year Ended July 31, 2004 ...    $10.64        0.16           (0.12)          0.04         (0.23)           --        (0.23)
 Year Ended July 31, 2003 ...    $10.69        0.28            0.01           0.29         (0.34)           --        (0.34)
 Year Ended July 31, 2002 ...    $10.54        0.42            0.17           0.59         (0.44)           --        (0.44)
 Year Ended July 31, 2001+ ..    $10.13        0.49            0.42           0.91         (0.50)           --        (0.50)
 Year Ended July 31, 2000 ...    $10.27        0.48           (0.10)          0.38         (0.52)           --        (0.52)
HIGH QUALITY
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......    $11.05        0.16            0.11           0.27         (0.20)        (0.01)       (0.21)
 Year Ended July 31, 2004 ...    $11.30        0.33           (0.10)          0.23         (0.39)        (0.09)       (0.48)
 Year Ended July 31, 2003 ...    $11.40        0.37            0.11           0.48         (0.43)        (0.15)       (0.58)
 Year Ended July 31, 2002 ...    $11.10        0.43            0.37           0.80         (0.47)        (0.03)       (0.50)
 Year Ended July 31, 2001+ ..    $10.50        0.50            0.61           1.11         (0.51)           --        (0.51)
 Year Ended July 31, 2000 ...    $10.60        0.49           (0.05)          0.44         (0.52)        (0.02)       (0.54)

                                                        Ratios (to average net assets)/Supplemental Data
                                            ------------------------------------------------------------------------
                                            Net Asset   Total Return
                                              Value,     (Excluding        Net                      Expenses (before   Portfolio
                               Redemption      End       Redemption    Investment         Net          Reductions/      Turnover
                                  Fees      of Period     Charge)        Income        Expenses      Reimbursements)     Rate*
                               ----------   ---------   ------------   ----------      --------     ----------------   ----------
GOVERNMENT
 INCOME FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $ 9.82        1.74%^        2.68%^^        1.76%^^          2.05%^^          36%
 Year Ended July 31, 2004 ...       --#       $ 9.85        1.58%         2.73%          1.75%            1.98%            39%
 Year Ended July 31, 2003 ...       --        $10.04        2.61%         3.08%          1.76%            1.98%            43%
 Year Ended July 31, 2002 ...       --        $10.26        6.18%         4.00%          1.75%            1.96%            18%
 Year Ended July 31, 2001+ ..       --        $10.10       10.36%         4.65%          1.74%            1.95%            25%
 Period Ended
  July 31, 2000 (a) .........       --        $ 9.61        2.98%^        4.77%^^        1.75%^^          1.98%^^          42%
LIMITED TERM
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $10.34        0.18%^        1.74%^^        1.74%^^          1.95%^^          18%
 Year Ended July 31, 2004 ...       --#       $10.45        0.41%         1.65%          1.73%            1.97%            34%
 Year Ended July 31, 2003 ...       --        $10.64        2.76%         2.52%          1.73%            1.97%            32%
 Year Ended July 31, 2002 ...       --        $10.69        5.69%         3.78%          1.75%            1.96%            29%
 Year Ended July 31, 2001+ ..       --        $10.54        9.20%         4.66%          1.75%            1.97%            44%
 Year Ended July 31, 2000 ...       --        $10.13        3.85%         4.79%          1.76%            1.99%            34%
HIGH QUALITY
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......     0.01        $11.11        2.48%^        2.94%^^        1.75%^^          2.04%^^          26%
 Year Ended July 31, 2004 ...       --#       $11.05        2.07%         3.00%          1.74%            1.98%            37%
 Year Ended July 31, 2003 ...       --        $11.30        4.27%         3.24%          1.74%            1.97%            33%
 Year Ended July 31, 2002 ...       --        $11.40        7.43%         3.90%          1.74%            1.95%            35%
 Year Ended July 31, 2001+ ..       --        $11.10       10.77%         4.55%          1.73%            1.95%            24%
 Year Ended July 31, 2000 ...       --        $10.50        4.30%         4.72%          1.74%            1.96%            27%

                                Net Assets,
                               End of Period
                                  (000's)
                               -------------
GOVERNMENT
 INCOME FUND
 Six Months Ended
  January 31, 2005^^^ .......     $ 6,572
 Year Ended July 31, 2004 ...     $ 7,558
 Year Ended July 31, 2003 ...     $10,228
 Year Ended July 31, 2002 ...     $ 3,542
 Year Ended July 31, 2001+ ..     $ 1,635
 Period Ended
  July 31, 2000 (a) .........     $   520
LIMITED TERM
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......     $16,837
 Year Ended July 31, 2004 ...     $19,641
 Year Ended July 31, 2003 ...     $23,190
 Year Ended July 31, 2002 ...     $10,307
 Year Ended July 31, 2001+ ..     $ 2,614
 Year Ended July 31, 2000 ...     $ 1,815
HIGH QUALITY
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......     $ 6,709
 Year Ended July 31, 2004 ...     $ 7,356
 Year Ended July 31, 2003 ...     $10,168
 Year Ended July 31, 2002 ...     $ 9,796
 Year Ended July 31, 2001+ ..     $ 7,342
 Year Ended July 31, 2000 ...     $ 3,636

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                           ------------------------------------------   -------------------------------------
                               Net Asset                  Net Realized                               Net Realized
                                 Value,        Net       and Unrealized    Total from       Net       Gains from
                               Beginning   Investment    Gains (Losses)    Investment   Investment    Investment      Total
                               of Period     Income     from Investments   Activities     Income     Transactions   Dividends
                               ---------   ----------   ----------------   ----------   ----------   ------------   ---------
HIGH QUALITY
 MUNICIPAL BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.24        0.13            0.04           0.17        (0.14)         (0.03)       (0.17)
 Year Ended July 31, 2004 ...    $10.31        0.27           (0.06)          0.21        (0.27)         (0.01)       (0.28)
 Year Ended July 31, 2003 ...    $10.36        0.27           (0.04)          0.23        (0.25)         (0.03)       (0.28)
 Year Ended July 31, 2002 ...    $10.17        0.30            0.22           0.52        (0.32)         (0.01)       (0.33)
 Year Ended July 31, 2001+ ..    $ 9.75        0.32            0.41           0.73        (0.31)            --        (0.31)
 Year Ended July 31, 2000 ...    $ 9.87        0.31           (0.05)          0.26        (0.33)         (0.05)       (0.38)
FLORIDA
 TAX-EXEMPT FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.62        0.13            0.06           0.19        (0.13)         (0.05)       (0.18)
 Year Ended July 31, 2004 ...    $10.68        0.27           (0.05)          0.22        (0.27)         (0.01)       (0.28)
 Year Ended July 31, 2003 ...    $10.76        0.29           (0.08)          0.21        (0.29)            --        (0.29)
 Year Ended July 31, 2002 ...    $10.49        0.29            0.28           0.57        (0.30)            --        (0.30)
 Year Ended July 31, 2001+ ..    $10.15        0.32            0.34           0.66        (0.32)            --        (0.32)
 Year Ended July 31, 2000 ...    $10.20        0.32           (0.01)          0.31        (0.33)         (0.03)       (0.36)
TENNESSEE
 TAX-EXEMPT FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.26        0.11            0.03           0.14        (0.12)         (0.05)       (0.17)
 Year Ended July 31, 2004 ...    $10.34        0.21           (0.02)          0.19        (0.22)         (0.05)       (0.27)
 Year Ended July 31, 2003 ...    $10.38        0.20           (0.04)          0.16        (0.20)            --        (0.20)
 Year Ended July 31, 2002 ...    $10.12        0.24            0.26           0.50        (0.24)            --        (0.24)
 Year Ended July 31, 2001+ ..    $ 9.76        0.29            0.36           0.65        (0.29)            --        (0.29)
 Period Ended
  July 31, 2000 (a) .........    $ 9.57        0.17            0.18           0.35        (0.16)            --        (0.16)
 Year Ened
  December 31, 1999 .........    $10.21        0.27           (0.64)         (0.37)       (0.27)            --        (0.27)

                                           Ratios (to average net assets)/Supplemental Data
                               ------------------------------------------------------------------------
                               Net Asset   Total Return
                                 Value,     (Excluding        Net                      Expenses (before   Portfolio    Net Assets,
                                  End       Redemption    Investment         Net          Reductions/      Turnover   End of Period
                               of Period     Charge)        Income        Expenses      Reimbursements)     Rate*        (000's)
                               ---------   ------------   ----------      --------     ----------------   ---------   -------------
HIGH QUALITY
 MUNICIPAL BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.24        1.65%^         2.62%^^       1.63%^^          2.13%^^          17%        $3,923
 Year Ended July 31, 2004 ...    $10.24        2.06%          2.61%         1.63%            1.96%             5%        $4,157
 Year Ended July 31, 2003 ...    $10.31        2.19%          2.61%         1.64%            1.96%             7%        $4,496
 Year Ended July 31, 2002 ...    $10.36        5.20%          2.95%         1.64%            1.95%            10%        $3,844
 Year Ended July 31, 2001+ ..    $10.17        7.60%          3.12%         1.64%            1.95%             5%        $1,777
 Year Ended July 31, 2000 ...    $ 9.75        2.75%          3.30%         1.64%            1.96%             9%        $  889
FLORIDA
 TAX-EXEMPT FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.63        1.83%^         2.31%^^       1.58%^^          2.22%^^           5%        $3,071
 Year Ended July 31, 2004 ...    $10.62        2.12%          2.49%         1.58%            2.00%            11%        $2,988
 Year Ended July 31, 2003 ...    $10.68        1.91%          2.61%         1.59%            2.00%             6%        $3,807
 Year Ended July 31, 2002 ...    $10.76        5.56%          2.90%         1.62%            2.01%            13%        $2,647
 Year Ended July 31, 2001+ ..    $10.49        6.61%          3.03%         1.64%            2.04%             7%        $1,385
 Year Ended July 31, 2000 ...    $10.15        3.14%          3.22%         1.62%            2.05%            11%        $  729
TENNESSEE
 TAX-EXEMPT FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.23        1.32%^         2.11%^^       1.75%^^          2.32%^^           6%        $2,403
 Year Ended July 31, 2004 ...    $10.26        1.83%          2.01%         1.75%            2.04%             0%        $2,473
 Year Ended July 31, 2003 ...    $10.34        1.56%          1.95%         1.82%            2.09%            21%        $2,936
 Year Ended July 31, 2002 ...    $10.38        4.98%          2.29%         1.82%            2.07%            60%        $1,839
 Year Ended July 31, 2001+ ..    $10.12        6.75%          2.85%         1.84%            2.08%           123%        $1,432
 Period Ended
  July 31, 2000 (a) .........    $ 9.76        3.74%^         3.07%^^       1.83%^^          1.96%^^          23%        $1,054
 Year Ened
  December 31, 1999 .........    $ 9.57       (3.65)%         2.72%         1.84%            1.85%            64%        $1,288

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES+

Selected data for a share outstanding throughout the period indicated.

                                                                     Less
                                         Net Asset                 Dividends
                                           Value,        Net       from Net
                                         Beginning   Investment   Investment
                                         of Period     Income       Income
                                         ---------   ----------   ----------
PRIME MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .    $1.000       0.005       (0.005)
 Year Ended July 31, 2004 .............    $1.000       0.002       (0.002)
 Year Ended July 31, 2003 .............    $1.000       0.003       (0.003)
 Year Ended July 31, 2002 .............    $1.000       0.008       (0.008)
 Year Ended July 31, 2001 .............    $1.000       0.042       (0.042)
 Year Ended July 31, 2000 .............    $1.000       0.042       (0.042)
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .    $1.000       0.006       (0.006)
 Year Ended July 31, 2004 .............    $1.000       0.004       (0.004)
 Year Ended July 31, 2003 .............    $1.000       0.007       (0.007)
 Year Ended July 31, 2002 .............    $1.000       0.016       (0.016)
 Year Ended July 31, 2001 .............    $1.000       0.049       (0.049)
 Year Ended July 31, 2000 .............    $1.000       0.052       (0.052)

                                                      Ratios (to average net assets)/Supplemental Data
                                         -------------------------------------------------------------------------
                                         Net Asset
                                           Value,                        Net                      Expenses (before    Net Assets,
                                            End                      Investment         Net          Reductions/     End of Period
                                         of Period   Total Return      Income        Expenses      Reimbursements)      (000's)
                                         ---------   ------------    ----------      --------     ----------------   -------------
PRIME MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .    $1.000        0.47%^         0.92%^^        0.95%^^          2.01%^^        $  2,877
 Year Ended July 31, 2004 .............    $1.000        0.16%          0.16%          0.94%            1.72%          $  3,175
 Year Ended July 31, 2003 .............    $1.000        0.26%          0.26%          1.18%            1.72%          $  3,567
 Year Ended July 31, 2002 .............    $1.000        0.77%          0.71%          1.54%            1.69%          $  3,891
 Year Ended July 31, 2001 .............    $1.000        4.25%          3.75%          1.52%            1.69%          $  1,908
 Year Ended July 31, 2000 .............    $1.000        4.31%          4.35%          1.61%            1.69%          $    727
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ .    $1.000        0.59%^         1.13%^^        0.75%^^          0.91%^^        $ 53,592
 Year Ended July 31, 2004 .............    $1.000        0.36%          0.35%          0.75%            0.91%          $ 52,183
 Year Ended July 31, 2003 .............    $1.000        0.68%          0.77%          0.76%            0.91%          $ 91,824
 Year Ended July 31, 2002 .............    $1.000        1.58%          1.50%          0.75%            0.89%          $210,031
 Year Ended July 31, 2001 .............    $1.000        5.04%          4.81%          0.75%            0.90%          $169,676
 Year Ended July 31, 2000 .............    $1.000        5.29%          5.43%          0.71%            0.91%          $114,401

^   Annualized.
^^  Not Annualized.
^^^ Unaudited.
+   Represents Class 3 Shares for Institutional Prime Obligations Money Market
    Fund.

                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                         Less Dividends from
                                           ------------------------------------------     --------------------------------------
                                                          Net Realized
                               Net Asset                 and Unrealized                                Net Realized
                                 Value,        Net       Gains (Losses)    Total from         Net       Gains from
                               Beginning   Investment   from Investments   Investment     Investment    Investment      Total
                               of Period     Income        and Futures     Activities       Income     Transactions   Dividends
                               ---------   ----------   ----------------   ----------     ----------   ------------   ---------
VALUE FUND
 Six Months Ended
  January 31, 2005^^^ .......    $14.84        0.13           1.61            1.74           (0.14)           --        (0.14)
 Year Ended July 31, 2004 ...    $13.04        0.13           1.80%**         1.93           (0.13)           --        (0.13)
 Year Ended July 31, 2003 ...    $12.74        0.16           0.81            0.97           (0.15)        (0.52)       (0.67)
 Year Ended July 31, 2002 ...    $20.34        0.11          (5.99)          (5.88)          (0.11)        (1.61)       (1.72)
 Year Ended July 31, 2001+ ..    $19.53        0.15           3.59            3.74           (0.16)        (2.77)       (2.93)
 Year Ended July 31, 2000 ...    $25.27        0.28          (2.24)          (1.96)          (0.28)        (3.50)       (3.78)
SELECT EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......    $13.40        0.06           1.14            1.20           (0.06)        (0.01)       (0.07)
 Year Ended July 31, 2004 ...    $11.93        0.07           1.57            1.64           (0.07)        (0.10)       (0.17)
 Year Ended July 31, 2003 ...    $11.01        0.07           0.91            0.98           (0.06)           --        (0.06)
 Year Ended July 31, 2002 ...    $11.25        0.04          (0.25)          (0.21)          (0.03)           --        (0.03)
 Year Ended July 31, 2001+ ..    $ 8.73        0.02           2.52            2.54           (0.02)           --        (0.02)
 Year Ended July 31, 2000 ...    $11.89        0.09          (2.36)          (2.27)          (0.08)        (0.81)       (0.89)
ENHANCED
 MARKET FUND
 Six Months Ended
  January 31, 2005^^^ .......    $11.05        0.09           0.83            0.92           (0.09)        (0.42)       (0.51)
 Year Ended July 31, 2004 ...    $ 9.88        0.10           1.17            1.27           (0.10)           --        (0.10)
 Year Ended July 31, 2003 ...    $ 9.17        0.08           0.71            0.79           (0.08)           --        (0.08)
 Year Ended July 31, 2002 ...    $12.28        0.06          (2.97)          (2.91)          (0.04)        (0.16)       (0.20)
 Year Ended July 31, 2001+ ..    $14.65        0.06          (2.17)          (2.11)          (0.04)        (0.22)       (0.26)
 Year Ended July 31, 2000 ...    $13.86        0.10           1.23            1.33           (0.09)        (0.45)       (0.54)
LARGE CAP FUND
 Six Months Ended
  January 31, 2005 +++ ......    $17.54        0.06           0.90            0.96           (0.06)        (0.48)       (0.54)
 Year Ended July 31, 2004 ...    $16.40          --           1.14            1.14              --            --           --
 Year Ended July 31, 2003 ...    $15.49        0.03           1.54            1.57           (0.03)        (0.63)       (0.66)
 Year Ended July 31, 2002 ...    $21.25        0.02          (4.58)          (4.56)          (0.01)        (1.19)       (1.20)
 Year Ended July 31, 2001+ ..    $28.14          --          (2.83)          (2.83)             --         (4.06)       (4.06)
 Period Ended
  July 31, 2000 (a) .........    $28.01          --           0.14            0.14           (0.01)           --        (0.01)
 Year Ended
  December 31, 1999+ ........    $27.54        0.03           5.07            5.10           (0.03)        (4.60)       (4.63)


                                            Ratios (to average net assets)/Supplemental Data
                               -------------------------------------------------------------------------
                               Net Asset
                                 Value,                         Net                     Expenses (before   Portfolio    Net Assets,
                                  End          Total        Investment         Net         Reductions/      Turnover   End of Period
                               of Period       Return         Income        Expenses     Reimbursements)     Rate*        (000's)
                               ---------      --------      ----------      --------    ----------------   ---------  --------------
VALUE FUND
 Six Months Ended
  January 31, 2005^^^ .......    $16.44        11.40%^         0.89%^^        1.17%^^         1.26%^^         38%        $349,301
 Year Ended July 31, 2004 ...    $14.84        14.86%#         0.94%          1.19%           1.28%           44%        $363,393
 Year Ended July 31, 2003 ...    $13.04         8.21%          1.32%          1.20%           1.29%          117%        $390,734
 Year Ended July 31, 2002 ...    $12.74       (31.09)%         0.64%          1.20%           1.26%           59%        $420,054
 Year Ended July 31, 2001+ ..    $20.34        21.10%          0.76%          1.19%           1.25%           43%        $565,484
 Year Ended July 31, 2000 ...    $19.53        (8.11)%         1.30%          1.13%           1.15%           17%        $560,804
SELECT EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......    $14.53         9.01%^         0.88%^^        1.14%^^         1.26%^^          1%        $100,981
 Year Ended July 31, 2004 ...    $13.40        13.73%          0.51%          1.14%           1.29%           18%        $ 90,762
 Year Ended July 31, 2003 ...    $11.93         8.96%          0.57%          1.19%           1.39%            8%        $ 44,620
 Year Ended July 31, 2002 ...    $11.01        (1.84)%         0.42%          1.33%           1.63%           38%        $  8,419
 Year Ended July 31, 2001+ ..    $11.25        29.12%          0.19%          1.56%           1.97%           19%        $  7,043
 Year Ended July 31, 2000 ...    $ 8.73       (19.72)%         0.88%          1.25%           1.78%           25%        $  5,100
ENHANCED
 MARKET FUND
 Six Months Ended
  January 31, 2005^^^ .......    $11.46         8.21%^         1.53%^^        0.76%^^         0.88%^^         46%        $152,989
 Year Ended July 31, 2004 ...    $11.05        12.85%          0.91%          0.80%           0.94%           64%        $143,148
 Year Ended July 31, 2003 ...    $ 9.88         8.71%          0.92%          0.83%           1.00%           27%        $ 98,133
 Year Ended July 31, 2002 ...    $ 9.17       (24.00)%         0.53%          0.93%           1.10%           34%        $  6,793
 Year Ended July 31, 2001+ ..    $12.28       (14.53)%         0.43%          0.90%           1.04%           42%        $ 15,469
 Year Ended July 31, 2000 ...    $14.65         9.73%          0.65%          0.81%           0.98%           30%        $ 31,622
LARGE CAP FUND
 Six Months Ended
  January 31, 2005 +++ ......    $17.96         5.43%^         0.62%^^        1.12%^^         1.28%^^          5%        $221,023
 Year Ended July 31, 2004 ...    $17.54         6.99%          0.03%          1.11%           1.29%            8%        $248,306
 Year Ended July 31, 2003 ...    $16.40        10.65%          0.25%          1.11%           1.29%            7%        $393,743
 Year Ended July 31, 2002 ...    $15.49       (22.64)%         0.10%          1.11%           1.27%           11%        $393,942
 Year Ended July 31, 2001+ ..    $21.25       (11.60)%        (0.01)%         1.10%           1.26%           10%        $521,412
 Period Ended
  July 31, 2000 (a) .........    $28.14        (0.50)%^        0.00%^^        1.07%^^         1.22%^^         10%        $694,107
 Year Ended
  December 31, 1999+ ........    $28.01        18.84%          0.11%          1.04%           1.14%           15%        $706,313

+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
**  Includes 0.01 from reimbursement from affiliates for investment losses.
# The total return shown includes the losses on the disposal of investments that were reimbursed by the advisor and administrator, which otherwise would have reduced the total return by 0.08%.
^   Not annualized
^^  Annualized.
^^^ Unaudited.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                      Investment Activities                       Less Dividends from
                                           -------------------------------------------   -------------------------------------
                                                           Net Realized
                                                          and Unrealized
                                                          Gains (Losses)
                               Net Asset       Net      from Investments,                             Net Realized
                                 Value,    Investment      Futures and      Total from       Net       Gains from
                               Beginning     Income          Foreign        Investment   Investment    Investment      Total
                               of Period     (Loss)         Currencies      Activities     Income     Transactions   Dividends
                               ---------   ----------   -----------------   ----------   ----------   ------------   ---------
CAPITAL GROWTH FUND
 Six Months Ended
  January 31, 2005^^^ .......    $ 9.28       0.03             0.54            0.57        (0.04)           --        (0.04)
 Year Ended July 31, 2004 ...    $ 8.74      (0.02)            0.56            0.54           --            --           --
 Year Ended July 31, 2003 ...    $ 7.94      (0.03)            0.83            0.80           --            --           --
 Year Ended July 31, 2002 ...    $10.82      (0.04)           (2.84)          (2.88)          --            --           --
 Year Ended July 31, 2001+ ..    $14.89      (0.06)           (2.85)          (2.91)          --         (1.16)       (1.16)
 Period Ended
  July 31, 2000 (a) .........    $14.27      (0.02)            0.64            0.62           --            --           --
 Year Ended
  December 31, 1999+ ........    $14.09      (0.01)            2.95            2.94           --         (2.76)       (2.76)
MID CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......    $12.30       0.01             1.52            1.53        (0.01)           --        (0.01)
 Year Ended July 31, 2004 ...    $10.44       0.03             1.85            1.88        (0.02)           --        (0.02)
 Year Ended July 31, 2003 ...    $ 9.40       0.02             1.04            1.06        (0.02)           --        (0.02)
 Year Ended July 31, 2002 ...    $12.06      (0.13)           (2.53)          (2.66)          --            --           --
 Year Ended July 31, 2001+ ..    $16.70      (0.15)           (4.49)          (4.64)          --            --           --
 Period Ended
  July 31, 2000 (a)+ ........    $17.37      (0.11)           (0.56)          (0.67)          --            --           --
 Period Ended
  December 31, 1999 (b)+ ....    $10.00      (0.12)            7.49            7.37           --            --           --
SMALL CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......    $ 8.25      (0.05)            1.10            1.05           --            --           --
 Year Ended July 31, 2004 ...    $ 7.31      (0.09)            1.03            0.94           --            --           --
 Year Ended July 31, 2003 ...    $ 7.21      (0.07)            0.17            0.10           --            --           --
 Year Ended July 31, 2002 ...    $10.22      (0.08)           (2.93)          (3.01)          --            --           --
 Year Ended July 31, 2001+ ..    $12.61      (0.12)           (1.06)          (1.18)          --         (1.21)       (1.21)
 Year Ended July 31, 2000 ...    $ 8.44      (0.07)            4.24            4.17           --            --           --
INTERNATIONAL
 EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......    $11.50       0.03             2.34            2.37        (0.13)           --        (0.13)
 Year Ended July 31, 2004 ...    $ 8.73       0.11             2.76            2.87        (0.11)           --        (0.11)
 Year Ended July 31, 2003 ...    $ 7.83       0.02             0.89            0.91        (0.02)           --        (0.02)
 Year Ended July 31, 2002 ...    $ 9.50       0.04            (1.70)          (1.66)       (0.01)           --        (0.01)
 Year Ended July 31, 2001+ ..    $12.37       0.06            (2.53)          (2.47)       (0.04)        (0.36)       (0.40)
 Period Ended
  July 31, 2000 (a)+ ........    $13.27       0.06            (0.96)          (0.90)          --            --           --
 Period Ended
  December 31, 1999 .........    $10.58       0.08             2.75            2.83        (0.14)           --        (0.14)

                                                          Ratios (to average net assets)/Supplemental Data
                                            ----------------------------------------------------------------------------
                                            Net Asset
                                              Value,                          Net                       Expenses (before
                               Redemption      End          Total         Investment          Net          Reductions/
                                  Fees      of Period       Return          Income         Expenses      Reimbursements)
                               ----------   ---------      --------       ----------       --------     ----------------
CAPITAL GROWTH FUND
 Six Months Ended
  January 31, 2005^^^ .......       --        $ 9.81         6.14%^          0.68%^^         1.14%^^          1.25%^^
 Year Ended July 31, 2004 ...       --        $ 9.28         6.18%          (0.20)%          1.15%            1.28%
 Year Ended July 31, 2003 ...       --        $ 8.74        10.08%          (0.31)%          1.16%            1.28%
 Year Ended July 31, 2002 ...       --        $ 7.94       (26.62)%         (0.48)%          1.15%            1.27%
 Year Ended July 31, 2001+ ..       --        $10.82       (21.11)%         (0.50)%          1.11%            1.26%
 Period Ended
  July 31, 2000 (a) .........       --        $14.89         4.36%^         (0.26)%^^        1.11%^^          1.22%^^
 Year Ended
  December 31, 1999+ ........       --        $14.27        22.09%          (0.09)%          1.07%            1.08%
MID CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $13.82        12.45%^          0.20%^^         0.95%^^          1.43%^^
 Year Ended July 31, 2004 ...       --#       $12.30        18.05%           0.22%           0.95%            1.50%
 Year Ended July 31, 2003 ...       --        $10.44        11.26%           0.23%           0.99%            1.54%
 Year Ended July 31, 2002 ...       --        $ 9.40       (22.06)%         (1.16)%          1.51%            1.73%
 Year Ended July 31, 2001+ ..       --        $12.06       (27.78)%         (1.03)%          1.42%            1.55%
 Period Ended
  July 31, 2000 (a)+ ........       --        $16.70        (3.86)%^        (1.08)%^^        1.46%^^          1.53%^^
 Period Ended
  December 31, 1999 (b)+ ....       --        $17.37        73.70%^         (1.47)%^^        2.18%^^          2.18%^^
SMALL CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......       --#       $ 9.30        12.73%^         (1.04)%^^        1.32%^^          1.54%^^
 Year Ended July 31, 2004 ...       --#       $ 8.25        12.86%          (1.13)%          1.43%            1.68%
 Year Ended July 31, 2003 ...       --        $ 7.31         1.39%          (1.11)%          1.45%            1.68%
 Year Ended July 31, 2002 ...       --        $ 7.21       (29.45)%         (1.11)%          1.46%            1.67%
 Year Ended July 31, 2001+ ..       --        $10.22       (10.16)%         (1.07)%          1.46%            1.67%
 Year Ended July 31, 2000 ...       --        $12.61        49.41%          (1.01)%          1.42%            1.70%
INTERNATIONAL
 EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......       --        $13.74        20.59%^          0.41%^^         1.16%^^          1.57%^^
 Year Ended July 31, 2004 ...     0.01        $11.50        33.02%           1.13%           1.19%            1.74%
 Year Ended July 31, 2003 ...     0.01        $ 8.73        11.73%           1.52%           1.21%            1.76%
 Year Ended July 31, 2002 ...       --        $ 7.83       (17.49)%          0.56%           1.45%            1.79%
 Year Ended July 31, 2001+ ..       --        $ 9.50       (20.50)%          0.59%           1.47%            1.79%
 Period Ended
  July 31, 2000 (a)+ ........       --        $12.37        (6.71)%^         0.83%^^         1.59%^^          1.88%^^
 Period Ended
  December 31, 1999 .........       --        $13.27        26.72%           0.80%           1.56%            1.84%

                               Portfolio    Net Assets,
                                Turnover   End of Period
                                 Rate*        (000's)
                               ---------   -------------
CAPITAL GROWTH FUND
 Six Months Ended
  January 31, 2005^^^ .......       9%       $226,209
 Year Ended July 31, 2004 ...      71%       $227,673
 Year Ended July 31, 2003 ...     151%       $224,798
 Year Ended July 31, 2002 ...     115%       $242,193
 Year Ended July 31, 2001+ ..     100%       $299,177
 Period Ended
  July 31, 2000 (a) .........      91%       $298,771
 Year Ended
  December 31, 1999+ ........     178%       $241,810
MID CAP FUND
 Six Months Ended
  January 31, 2005^^^ .......      41%       $188,510
 Year Ended July 31, 2004 ...     105%       $149,229
 Year Ended July 31, 2003 ...      59%       $117,498
 Year Ended July 31, 2002 ...     221%       $ 30,453
 Year Ended July 31, 2001+ ..     120%       $ 41,611
 Period Ended
  July 31, 2000 (a)+ ........      39%       $ 63,696
 Period Ended
  December 31, 1999 (b)+ ....      20%       $ 37,186
SMALL CAP FUND
 Six Months Ended
  January 31, 2005^^^ ........      89%       $241,412
 Year Ended July 31, 2004 ...     171%       $209,558
 Year Ended July 31, 2003 ...     221%       $174,741
 Year Ended July 31, 2002 ...     227%       $139,099
 Year Ended July 31, 2001+ ..     220%       $172,735
 Year Ended July 31, 2000 ...     318%       $162,215
INTERNATIONAL
 EQUITY FUND
 Six Months Ended
  January 31, 2005^^^ .......       2%       $446,407
 Year Ended July 31, 2004 ...       7%       $370,790
 Year Ended July 31, 2003 ...      18%       $254,736
 Year Ended July 31, 2002 ...     160%       $185,374
 Year Ended July 31, 2001+ ..      45%       $145,744
 Period Ended
  July 31, 2000 (a)+ ........      32%       $105,034
 Period Ended
  December 31, 1999 .........      40%       $ 46,104

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                                 Investment Activities
                                                      -------------------------------------------
                                          Net Asset       Net         Net Realized
                                            Value,    Investment     and Unrealized    Total from
                                          Beginning     Income       Gains (Losses)    Investment
                                          of Period     (Loss)     from Investments*   Activities
                                          ---------   ----------   -----------------   ----------
BALANCED FUND
 Six Months Ended January 31, 2005^^^       $12.11       0.26             0.62            0.88
 Year Ended July 31, 2004 ..............    $11.38       0.22             0.75            0.97
 Year Ended July 31, 2003 ..............    $10.90       0.23             0.66            0.89
 Year Ended July 31, 2002 ..............    $12.45       0.32            (1.18)          (0.86)
 Year Ended July 31, 2001+ .............    $12.47       0.40             1.26            1.66
 Year Ended July 31, 2000 ..............    $14.93       0.46            (0.64)          (0.18)
AGGRESSIVE GROWTH
 PORTFOLIO
 Six Months Ended January 31, 2005^^^ ..    $ 8.65       0.02             0.83            0.85
 Year Ended July 31, 2004 ..............    $ 7.73       0.01             0.92            0.93
 Year Ended July 31, 2003 ..............    $ 7.03         --             0.70            0.70
 Year Ended July 31, 2002 ..............    $ 9.90      (0.02)           (2.21)          (2.23)
 Year Ended July 31, 2001+ .............    $11.51       0.14            (0.44)          (0.30)
 Period Ended July 31, 2000 (a) ........    $11.53       0.02            (0.02)             --
 Period Ended December 31, 1999 (b) ....    $10.05       0.12             1.52            1.64
GROWTH PORTFOLIO
 Six Months Ended January 31, 2005^^^...    $ 9.01       0.06             0.66            0.72
 Year Ended July 31, 2004 ..............    $ 8.24       0.07             0.76            0.83
 Year Ended July 31, 2003 ..............    $ 7.62       0.07             0.62            0.69
 Year Ended July 31, 2002 ..............    $ 9.42       0.09            (1.50)          (1.41)
 Year Ended July 31, 2001 ..............    $10.51       0.24            (0.42)          (0.18)
 Period Ended July 31, 2000 (a) ........    $10.61       0.08            (0.11)          (0.03)
 Period Ended December 31, 1999 (c) ....    $10.00       0.16             0.69            0.85
GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended January 31, 2005^^^...    $ 9.52       0.09             0.55            0.64
 Year Ended July 31, 2004 ..............    $ 8.91       0.13             0.60            0.73
 Year Ended July 31, 2003 ..............    $ 8.36       0.14             0.55            0.69
 Year Ended July 31, 2002 ..............    $ 9.80       0.20            (1.16)          (0.96)
 Year Ended July 31, 2001+ .............    $10.56       0.32            (0.12)           0.20
 Period Ended July 31, 2000 (a) ........    $10.51       0.14             0.03            0.17
 Period Ended December 31, 1999 (d) ....    $ 9.85       0.13             0.69            0.82
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Six Months Ended January 31, 2005^^^...    $ 9.52       0.10             0.47            0.57
 Year Ended July 31, 2004 ..............    $ 9.07       0.16             0.45            0.61
 Year Ended July 31, 2003 ..............    $ 8.61       0.17             0.49            0.66
 Year Ended July 31, 2002 ..............    $ 9.76       0.23            (0.95)          (0.72)
 Year Ended July 31, 2001+ .............    $10.08       0.34             0.14            0.48
 Period Ended July 31, 2000 (a) ........    $ 9.98       0.18             0.07            0.25
 Period Ended December 31, 1999 (e) ....    $ 9.88       0.20             0.16            0.36

                                                                                               Ratios (to average net
                                                         Less Dividends from                  assets)/Supplemental Data
                                          -------------------------------------------------   -------------------------
                                                       Net Realized                           Net Asset
                                              Net       Gains from     From Tax                 Value,
                                          Investment    Investment    Return of     Total        End          Total
                                            Income     Transactions    Capital    Dividends   of Period       Return
                                          ----------   ------------   ---------   ---------   ---------      ---------
BALANCED FUND
 Six Months Ended January 31, 2005^^^       (0.28)        (0.03)          --        (0.31)       $12.68        6.24%^
 Year Ended July 31, 2004 ..............    (0.24)           --           --        (0.24)       $12.11        8.52%
 Year Ended July 31, 2003 ..............    (0.27)        (0.14)          --        (0.41)       $11.38        8.49%
 Year Ended July 31, 2002 ..............    (0.33)        (0.36)          --        (0.69)       $10.90       (7.27)%
 Year Ended July 31, 2001+ .............    (0.41)        (1.27)          --        (1.68)       $12.45       14.09%
 Year Ended July 31, 2000 ..............    (0.50)        (1.78)          --        (2.28)       $12.47       (0.90)%
AGGRESSIVE GROWTH
 PORTFOLIO
 Six Months Ended January 31, 2005^^^ ..       --            --           --           --        $ 9.50        9.88%^
 Year Ended July 31, 2004 ..............       --            --        (0.01)       (0.01)       $ 8.65       12.02%
 Year Ended July 31, 2003 ..............       --            --           --           --        $ 7.73        9.97%
 Year Ended July 31, 2002 ..............       --         (0.64)          --        (0.64)       $ 7.03      (23.78)%
 Year Ended July 31, 2001+ .............    (0.15)        (1.16)          --        (1.31)       $ 9.90       (3.30)%
 Period Ended July 31, 2000 (a) ........    (0.02)           --           --        (0.02)       $11.51        0.01%^
 Period Ended December 31, 1999 (b) ....    (0.12)        (0.04)          --        (0.16)       $11.53       16.31%^
GROWTH PORTFOLIO
 Six Months Ended January 31, 2005^^^...    (0.06)           --           --        (0.06)       $ 9.67        8.00%^
 Year Ended July 31, 2004 ..............    (0.06)           --           --        (0.06)       $ 9.01       10.13%
 Year Ended July 31, 2003 ..............    (0.07)           --           --        (0.07)       $ 8.24        9.19%
 Year Ended July 31, 2002 ..............    (0.09)        (0.30)          --        (0.39)       $ 7.62      (15.50)%
 Year Ended July 31, 2001 ..............    (0.24)        (0.67)          --        (0.91)       $ 9.42       (1.98)%
 Period Ended July 31, 2000 (a) ........    (0.07)           --           --        (0.07)       $10.51       (0.29)%^
 Period Ended December 31, 1999 (c) ....    (0.16)        (0.08)          --        (0.24)       $10.61        8.59%^
GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended January 31, 2005^^^...    (0.09)           --           --        (0.09)       $10.07        6.72%^
 Year Ended July 31, 2004 ..............    (0.12)           --           --        (0.12)       $ 9.52        8.25%
 Year Ended July 31, 2003 ..............    (0.14)           --           --        (0.14)       $ 8.91        8.32%
 Year Ended July 31, 2002 ..............    (0.20)        (0.28)          --        (0.48)       $ 8.36      (10.19)%
 Year Ended July 31, 2001+ .............    (0.33)        (0.63)          --        (0.96)       $ 9.80        1.84%
 Period Ended July 31, 2000 (a) ........    (0.12)           --           --        (0.12)       $10.56        1.64%^
 Period Ended December 31, 1999 (d) ....    (0.13)        (0.03)          --        (0.16)       $10.51        8.40%^
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Six Months Ended January 31, 2005^^^...    (0.10)           --           --        (0.10)       $ 9.99        6.03%^
 Year Ended July 31, 2004 ..............    (0.16)           --           --        (0.16)       $ 9.52        6.73%
 Year Ended July 31, 2003 ..............    (0.17)        (0.03)          --        (0.20)       $ 9.07        7.87%
 Year Ended July 31, 2002 ..............    (0.23)        (0.20)          --        (0.43)       $ 8.61       (7.65)%
 Year Ended July 31, 2001+ .............    (0.35)        (0.45)          --        (0.80)       $ 9.76        4.93%
 Period Ended July 31, 2000 (a) ........    (0.15)           --           --        (0.15)       $10.08        2.50%^
 Period Ended December 31, 1999 (e) ....    (0.20)        (0.06)          --        (0.26)       $ 9.98        3.64%^

                                         Ratios (to average net assets)/Supplemental Data
                                         ------------------------------------------------
                                               Net                      Expenses (before   Portfolio    Net Assets,
                                           Investment         Net          Reductions/      Turnover   End of Period
                                             Income        Expenses      Reimbursements)     Rate**       (000's)
                                          ------------     --------    ------------------   ---------   -------------
BALANCED FUND
 Six Months Ended January 31, 2005^^^         2.11%^^        1.18%^^          1.30%^^          30%       $ 55,699
 Year Ended July 31, 2004 ..............      1.80%          1.17%            1.31%            19%       $ 59,080
 Year Ended July 31, 2003 ..............      2.19%          1.19%            1.32%            86%       $ 62,776
 Year Ended July 31, 2002 ..............      2.72%          1.19%            1.31%            34%       $ 68,542
 Year Ended July 31, 2001+ .............      3.16%          1.16%            1.27%            14%       $102,780
 Year Ended July 31, 2000 ..............      3.50%          1.13%            1.17%            16%       $166,797
AGGRESSIVE GROWTH
 PORTFOLIO
 Six Months Ended January 31, 2005^^^ ..      0.50%^^        0.51%^^          0.82%^^           4%       $ 15,787
 Year Ended July 31, 2004 ..............      0.08%          0.52%            0.86%            31%       $ 16,752
 Year Ended July 31, 2003 ..............      0.03%          0.61%            0.99%           100%       $ 14,403
 Year Ended July 31, 2002 ..............     (0.23)%         0.68%            1.04%            50%       $ 13,497
 Year Ended July 31, 2001+ .............      1.34%          0.72%            1.08%            36%       $ 23,313
 Period Ended July 31, 2000 (a) ........      0.38%^^        0.75%^^          1.09%^^          22%       $ 20,485
 Period Ended December 31, 1999 (b) ....      3.23%^^        0.73%^^          2.10%^^          95%       $ 18,847
GROWTH PORTFOLIO
 Six Months Ended January 31, 2005^^^...      1.29%^^        0.46%^^          0.80%^^           9%       $  8,341
 Year Ended July 31, 2004 ..............      0.88%          0.46%            0.80%            27%       $ 10,301
 Year Ended July 31, 2003 ..............      1.01%          0.55%            0.95%           128%       $ 10,633
 Year Ended July 31, 2002 ..............      1.03%          0.66%            1.05%            63%       $ 11,930
 Year Ended July 31, 2001 ..............      2.40%          0.73%            1.12%            38%       $ 18,048
 Period Ended July 31, 2000 (a) ........      1.28%^^        0.76%^^          1.10%^^          97%       $ 19,495
 Period Ended December 31, 1999 (c) ....      4.82%^^        0.73%^^          3.14%^^          76%       $ 11,372
GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended January 31, 2005^^^...      1.70%^^        0.47%^^          0.67%^^           9%       $ 41,629
 Year Ended July 31, 2004 ..............      1.35%          0.53%            0.73%            38%       $ 47,426
 Year Ended July 31, 2003 ..............      1.60%          0.57%            0.76%           135%       $ 51,660
 Year Ended July 31, 2002 ..............      2.07%          0.55%            0.73%            69%       $ 55,180
 Year Ended July 31, 2001+ .............      3.25%          0.57%            0.75%            51%       $ 74,878
 Period Ended July 31, 2000 (a) ........      2.39%^^        0.58%^^          0.72%^^          21%       $ 87,453
 Period Ended December 31, 1999 (d) ....      3.43%^^        0.70%^^          0.98%^^          57%       $ 86,700
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Six Months Ended January 31, 2005^^^...      1.97%^^        0.48%^^          0.79%^^          14%       $ 14,770
 Year Ended July 31, 2004 ..............      1.76%          0.54%            0.88%            34%       $ 18,645
 Year Ended July 31, 2003 ..............      1.99%          0.59%            0.96%           136%       $ 17,500
 Year Ended July 31, 2002 ..............      2.54%          0.59%            0.97%            65%       $ 17,843
 Year Ended July 31, 2001+ .............      3.48%          0.71%            1.09%            62%       $ 20,264
 Period Ended July 31, 2000 (a) ........      3.03%^^        0.74%^^          1.03%^^          21%       $ 20,081
 Period Ended December 31, 1999 (e) ....      4.46%^^        0.73%^^          1.87%^^         124%       $ 21,384

+ Net investment income (loss) is based on average shares outstanding during the period.
*   Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                          Less Dividends from
                                           ------------------------------------------      -------------------------------------
                               Net Asset                  Net Realized                                  Net Realized
                                 Value,        Net       and Unrealized    Total from          Net       Gains from
                               Beginning   Investment    Gains (Losses)    Investment      Investment    Investment      Total
                               of Period     Income     from Investments   Activities        Income     Transactions   Dividends
                               ---------   ----------   ----------------   ----------      ----------   ------------   ---------
GOVERNMENT
 INCOME FUND
 Six Months Ended
  January 31, 2005^^^ .......    $ 9.86       0.17             0.04           0.21            (0.22)        (0.03)       (0.25)
 Year Ended July 31, 2004 ...    $10.05       0.36            (0.11)          0.25            (0.43)        (0.01)       (0.44)
 Year Ended July 31, 2003 ...    $10.26       0.42            (0.05)          0.37            (0.43)        (0.15)       (0.58)
 Year Ended July 31, 2002 ...    $10.10       0.49             0.21           0.70            (0.54)           --        (0.54)
 Year Ended July 31, 2001+ ..    $ 9.61       0.56             0.50           1.06            (0.57)           --        (0.57)
 Year Ended July 31, 2000 ...    $ 9.62       0.57            (0.03)          0.54            (0.55)           --        (0.55)
LIMITED TERM
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......    $10.47       0.14            (0.07)          0.07            (0.18)           --        (0.18)
 Year Ended July 31, 2004 ...    $10.66       0.27            (0.13)          0.14            (0.33)           --        (0.33)
 Year Ended July 31, 2003 ...    $10.70       0.38             0.02           0.40            (0.44)           --        (0.44)
 Year Ended July 31, 2002 ...    $10.55       0.50             0.18           0.68            (0.53)           --        (0.53)
 Year Ended July 31, 2001+ ..    $10.13       0.58             0.43           1.01            (0.59)           --        (0.59)
 Year Ended July 31, 2000 ...    $10.29       0.59            (0.12)          0.47            (0.63)           --        (0.63)
HIGH QUALITY
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......    $11.08       0.22             0.11           0.33            (0.25)        (0.01)       (0.26)
 Year Ended July 31, 2004 ...    $11.33       0.45            (0.11)          0.34            (0.50)        (0.09)       (0.59)
 Year Ended July 31, 2003 ...    $11.43       0.49             0.10           0.59            (0.54)        (0.15)       (0.69)
 Year Ended July 31, 2002 ...    $11.13       0.53             0.37           0.90            (0.57)        (0.03)       (0.60)
 Year Ended July 31, 2001+ ..    $10.52       0.60             0.61           1.21            (0.60)           --        (0.60)
 Year Ended July 31, 2000 ...    $10.63       0.59            (0.06)          0.53            (0.62)        (0.02)       (0.64)

                                                     Ratios (to average net
                                                    assets)/Supplemental Data
                                              -------------------------------------
                                              Net Asset
                                                Value,                      Net
                                 Redemption      End         Total      Investment
                                    Fees      of Period     Return        Income
                                 ----------   ---------    --------     -----------
GOVERNMENT
 INCOME FUND
 Six Months Ended
  January 31, 2005^^^ .......        --#        $ 9.82        2.08%^        3.58%^^
 Year Ended July 31, 2004 ...        --#        $ 9.86        2.51%         3.63%
 Year Ended July 31, 2003 ...        --         $10.05        3.62%         4.08%
 Year Ended July 31, 2002 ...        --         $10.26        7.12%         4.88%
 Year Ended July 31, 2001+ ..        --         $10.10       11.30%         5.62%
 Year Ended July 31, 2000 ...        --         $ 9.61        5.91%         5.68%
LIMITED TERM
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......        --#        $10.36        0.62%^        2.64%^^
 Year Ended July 31, 2004 ...        --#        $10.47        1.32%         2.55%
 Year Ended July 31, 2003 ...        --         $10.66        3.76%         3.52%
 Year Ended July 31, 2002 ...        --         $10.70        6.57%         4.71%
 Year Ended July 31, 2001+ ..        --         $10.55       10.26%         5.59%
 Year Ended July 31, 2000 ...        --         $10.13        4.71%         5.74%
HIGH QUALITY
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......        --#        $11.15        3.01%^        3.84%^^
 Year Ended July 31, 2004 ...        --#        $11.08        2.99%         3.91%
 Year Ended July 31, 2003 ...        --         $11.33        5.19%         4.14%
 Year Ended July 31, 2002 ...        --         $11.43        8.34%         4.77%
 Year Ended July 31, 2001+ ..        --         $11.13       11.79%         5.47%
 Year Ended July 31, 2000 ...        --         $10.52        5.24%         5.66%

                                   Ratios (to average net
                                     assets)/Supplemental
                                            Data
                                 -----------------------------
                                              Expenses (before   Portfolio    Net Assets,
                                    Net          Reductions/      Turnover   End of Period
                                 Expenses      Reimbursements)     Rate*        (000's)
                                 --------     ----------------   ---------   -------------
GOVERNMENT
 INCOME FUND
 Six Months Ended
  January 31, 2005^^^ .......       0.86%^^          1.08%^^        36%         $148,545
 Year Ended July 31, 2004 ...       0.85%            1.13%          39%         $218,772
 Year Ended July 31, 2003 ...       0.86%            1.13%          43%         $253,447
 Year Ended July 31, 2002 ...       0.85%            1.11%          18%         $263,211
 Year Ended July 31, 2001+ ..       0.84%            1.10%          25%         $302,099
 Year Ended July 31, 2000 ...       0.85%            1.13%          42%         $356,642
LIMITED TERM
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......       0.84%^^          1.06%^^        18%         $180,376
 Year Ended July 31, 2004 ...       0.83%            1.12%          34%         $209,977
 Year Ended July 31, 2003 ...       0.83%            1.12%          32%         $181,187
 Year Ended July 31, 2002 ...       0.86%            1.12%          29%         $151,819
 Year Ended July 31, 2001+ ..       0.86%            1.12%          44%         $155,261
 Year Ended July 31, 2000 ...       0.82%            1.07%          34%         $177,323
HIGH QUALITY
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ .......       0.85%^^          1.06%^^        26%         $588,598
 Year Ended July 31, 2004 ...       0.84%            1.12%          37%         $573,140
 Year Ended July 31, 2003 ...       0.84%            1.12%          33%         $599,249
 Year Ended July 31, 2002 ...       0.84%            1.10%          35%         $588,979
 Year Ended July 31, 2001+ ..       0.84%            1.10%          24%         $609,708
 Year Ended July 31, 2000 ...       0.78%            1.03%          27%         $501,550

+ Net investment income (loss) is based on average shares outstanding during the period.
#   Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited.

                       See notes to financial statements.

--------------------------------------------------------------------------------
AMSOUTH FUNDS
Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                          Investment Activities                         Less Dividends from
                                                ------------------------------------------     -------------------------------------
                                    Net Asset                  Net Realized                                 Net Realized
                                      Value,        Net       and Unrealized    Total from         Net       Gains from
                                    Beginning   Investment    Gains (Losses)    Investment     Investment    Investment      Total
                                    of Period     Income     from Investments   Activities       Income     Transactions   Dividends
                                    ---------   ----------   ----------------   ----------     ----------   ------------   ---------
HIGH QUALITY MUNICIPAL
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ ............    $10.27       0.19             0.02           0.21           (0.19)        (0.03)       (0.22)
 Year Ended July 31, 2004 ........    $10.33       0.37            (0.05)          0.32           (0.37)        (0.01)       (0.38)
 Year Ended July 31, 2003 ........    $10.38       0.37            (0.04)          0.33           (0.35)        (0.03)       (0.38)
 Year Ended July 31, 2002 ........    $10.19       0.40             0.21           0.61           (0.41)        (0.01)       (0.42)
 Year Ended July 31, 2001+ .......    $ 9.77       0.41             0.41           0.82           (0.40)           --        (0.40)
 Year Ended July 31, 2000 ........    $ 9.87       0.41            (0.05)          0.36           (0.41)        (0.05)       (0.46)
FLORIDA
 TAX-EXEMPT FUND
 Six Months Ended
  January 31, 2005^^^ ............    $10.66       0.18             0.05           0.23           (0.18)        (0.05)       (0.23)
 Year Ended July 31, 2004 ........    $10.71       0.36            (0.03)          0.33           (0.37)        (0.01)       (0.38)
 Year Ended July 31, 2003 ........    $10.80       0.38            (0.09)          0.29           (0.38)           --        (0.38)
 Year Ended July 31, 2002 ........    $10.52       0.40             0.27           0.67           (0.39)           --        (0.39)
 Year Ended July 31, 2001+ .......    $10.16       0.41             0.36           0.77           (0.41)           --        (0.41)
 Year Ended July 31, 2000 ........    $10.22       0.42            (0.02)          0.40           (0.43)        (0.03)       (0.46)
TENNESSEE
 TAX-EXEMPT FUND
 Six Months Ended
  January 31, 2005^^^ ............    $10.25       0.15             0.02           0.17           (0.16)        (0.05)       (0.21)
 Year Ended July 31, 2004 ........    $10.32       0.30            (0.01)          0.29           (0.31)        (0.05)       (0.36)
 Year Ended July 31, 2003 ........    $10.36       0.31            (0.05)          0.26           (0.30)           --        (0.30)
 Year Ended July 31, 2002 ........    $10.10       0.33             0.26           0.59           (0.33)           --        (0.33)
 Year Ended July 31, 2001+ .......    $ 9.74       0.38             0.36           0.74           (0.38)           --        (0.38)
 Period Ended July 31, 2000 (a) ..    $ 9.55       0.22             0.18           0.40           (0.21)           --        (0.21)
 Year Ened December 31, 1999 .....    $10.19       0.35            (0.64)         (0.29)          (0.35)           --        (0.35)

                                               Ratios (to average net assets)/Supplemental Data
                                    -----------------------------------------------------------------------
                                    Net Asset
                                      Value,                    Net                    Expenses (before   Portfolio    Net Assets,
                                       End         Total    Investment        Net         Reductions/      Turnover   End of Period
                                    of Period     Return      Income       Expenses     Reimbursements)     Rate*        (000's)
                                    ---------     ------    ----------     --------    ----------------   ---------   -------------
HIGH QUALITY MUNICIPAL
 BOND FUND
 Six Months Ended
  January 31, 2005^^^ ............    $10.26       1.98%^      3.52%^^       0.73%^^         1.05%^^         17%        $329,349
 Year Ended July 31, 2004 ........    $10.27       3.08%       3.51%         0.73%           1.11%            5%        $338,580
 Year Ended July 31, 2003 ........    $10.33       3.21%       3.51%         0.74%           1.11%            7%        $351,021
 Year Ended July 31, 2002 ........    $10.38       6.10%       3.89%         0.75%           1.10%           10%        $371,126
 Year Ended July 31, 2001+ .......    $10.19       8.52%       4.04%         0.74%           1.10%            5%        $380,330
 Year Ended July 31, 2000 ........    $ 9.77       3.85%       4.25%         0.68%           1.02%            9%        $387,511
FLORIDA
 TAX-EXEMPT FUND
 Six Months Ended
  January 31, 2005^^^ ............    $10.66       2.16%^      3.21%^^       0.68%^^         1.06%^^          5%        $ 50,325
 Year Ended July 31, 2004 ........    $10.66       3.14%       3.38%         0.68%           1.15%           11%        $ 47,858
 Year Ended July 31, 2003 ........    $10.71       2.72%       3.51%         0.69%           1.15%            6%        $ 50,536
 Year Ended July 31, 2002 ........    $10.80       6.54%       3.80%         0.72%           1.16%           13%        $ 54,901
 Year Ended July 31, 2001+ .......    $10.52       7.72%       3.95%         0.75%           1.19%            7%        $ 57,181
 Year Ended July 31, 2000 ........    $10.16       4.02%       4.19%         0.65%           1.11%           11%        $ 61,877
TENNESSEE
 TAX-EXEMPT FUND
 Six Months Ended
  January 31, 2005^^^ ............    $10.21       1.66%^      3.00%^^       0.85%^^         1.10%^^          6%        $ 30,441
 Year Ended July 31, 2004 ........    $10.25       2.85%       2.91%         0.85%           1.19%            0%        $ 32,271
 Year Ended July 31, 2003 ........    $10.32       2.47%       2.86%         0.92%           1.24%           21%        $ 39,569
 Year Ended July 31, 2002 ........    $10.36       5.93%       3.18%         0.93%           1.21%           60%        $ 49,148
 Year Ended July 31, 2001+ .......    $10.10       7.70%       3.77%         0.94%           1.23%          123%        $ 56,693
 Period Ended July 31, 2000 (a) ..    $ 9.74       4.26%^      3.95%^^       0.95%^^         1.11%^^         23%        $ 65,160
 Year Ened December 31, 1999 .....    $ 9.55      (2.83)%      3.57%         1.00%           1.00%           64%        $ 75,537

+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^   Not annualized.
^^  Annualized.
^^^ Unaudited.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.


                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES+

Selected data for a share outstanding throughout the period indicated.

                                                                Investment Activities
                                                     --------------------------------------------
                                                                                                      Less
                                          Net Asset                  Net Realized                   Dividends
                                            Value,        Net       and Unrealized    Total from    from Net
                                          Beginning   Investment    Gains (Losses)    Investment   Investment
                                          of Period     Income     from Investments   Activities     Income
                                          ---------   ----------   ----------------   ----------   ----------
PRIME MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ ..    $1.000       0.006             --            0.006       (0.006)
 Year Ended July 31, 2004 ..............    $1.000       0.005             --            0.005       (0.005)
 Year Ended July 31, 2003 ..............    $1.000       0.008             --            0.008       (0.008)
 Year Ended July 31, 2002 ..............    $1.000       0.017             --            0.017       (0.017)
 Year Ended July 31, 2001 ..............    $1.000       0.051             --            0.051       (0.051)
 Year Ended July 31, 2000 ..............    $1.000       0.052             --            0.052       (0.052)
TREASURY RESERVE MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ ..    $1.000       0.006             --            0.006       (0.006)
 Year Ended July 31, 2004 ..............    $1.000       0.003             --            0.003       (0.003)
 Year Ended July 31, 2003 ..............    $1.000       0.007             --            0.007       (0.007)
 Year Ended July 31, 2002 ..............    $1.000       0.017             --            0.017       (0.017)
 Year Ended July 31, 2001 ..............    $1.000       0.049             --            0.049       (0.049)
 Period Ended July 31, 2000 (a) ........    $1.000       0.031             --            0.031       (0.031)
 Year Ended December 31, 1999 ..........    $1.000       0.043             --            0.043       (0.043)
TAX-EXEMPT MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ ..    $1.000       0.004             --            0.004       (0.004)
 Year Ended July 31, 2004 ..............    $1.000       0.003             --            0.003       (0.003)
 Year Ended July 31, 2003 ..............    $0.999       0.006          0.001            0.007       (0.006)
 Year Ended July 31, 2002 ..............    $0.998       0.010          0.001            0.011       (0.010)
 Year Ended July 31, 2001 ..............    $0.998       0.029             --            0.029       (0.029)
 Year Ended July 31, 2000 ..............    $1.000       0.032         (0.002)           0.030       (0.032)
INSTITUTIONAL PRIME OBLIGATIONS MONEY
 MARKET FUND
 Six Months Ended January 31, 2005^^^ ..    $1.000       0.008             --            0.008       (0.008)
 Year Ended July 31, 2004 ..............    $1.000       0.009             --            0.009       (0.009)
 Year Ended July 31, 2003 ..............    $1.000       0.012             --            0.012       (0.012)
 Year Ended July 31, 2002 ..............    $1.000       0.021             --            0.021       (0.021)
 Year Ended July 31, 2001 ..............    $1.000       0.054             --            0.054       (0.054)
 Year Ended July 31, 2000 ..............    $1.000       0.057             --            0.057       (0.057)

                                                     Ratios (to average net assets)/Supplemental Data
                                          -----------------------------------------------------------------------
                                          Net Asset
                                            Value,                      Net                      Expenses (before    Net Assets,
                                             End         Total      Investment         Net          Reductions/     End of Period
                                          of Period     Return        Income        Expenses      Reimbursements)      (000's)
                                          ---------     ------      ----------      --------     ----------------   -------------
PRIME MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ ..    $1.000        0.62%^        1.22%^^        0.65%^^          0.86%^^       $163,264
 Year Ended July 31, 2004 ..............    $1.000        0.46%         0.46%          0.64%            0.87%         $164,907
 Year Ended July 31, 2003 ..............    $1.000        0.78%         0.83%          0.65%            0.87%         $221,937
 Year Ended July 31, 2002 ..............    $1.000        1.68%         1.68%          0.64%            0.84%         $770,519
 Year Ended July 31, 2001 ..............    $1.000        5.18%         5.06%          0.63%            0.84%         $745,662
 Year Ended July 31, 2000 ..............    $1.000        5.31%         5.24%          0.67%            0.76%         $731,762
TREASURY RESERVE MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ ..    $1.000        0.59%^        1.15%^^        0.65%^^          0.87%^^       $110,944
 Year Ended July 31, 2004 ..............    $1.000        0.33%         0.35%          0.69%            0.92%         $134,182
 Year Ended July 31, 2003 ..............    $1.000        0.71%         0.78%          0.68%            0.90%         $ 41,676
 Year Ended July 31, 2002 ..............    $1.000        1.68%         1.70%          0.65%            0.86%         $218,404
 Year Ended July 31, 2001 ..............    $1.000        5.06%         4.99%          0.62%            0.85%         $266,738
 Period Ended July 31, 2000 (a) ........    $1.000        3.10%^        5.24%^^        0.61%^^          0.76%^^       $280,546
 Year Ended December 31, 1999 ..........    $1.000        4.39%         4.31%          0.59%            0.60%         $341,803
TAX-EXEMPT MONEY MARKET FUND
 Six Months Ended January 31, 2005^^^ ..    $1.000        0.45%^        0.87%^^        0.60%^^          0.85%^^       $108,501
 Year Ended July 31, 2004 ..............    $1.000        0.34%         0.34%          0.64%            0.86%         $128,089
 Year Ended July 31, 2003 ..............    $1.000        0.62%         0.63%          0.65%            0.87%         $129,415
 Year Ended July 31, 2002 ..............    $0.999        1.02%         1.02%          0.66%            0.86%         $175,135
 Year Ended July 31, 2001 ..............    $0.998        2.98%         2.95%          0.65%            0.86%         $151,905
 Year Ended July 31, 2000 ..............    $0.998        3.23%         3.28%          0.59%            0.80%         $141,874
INSTITUTIONAL PRIME OBLIGATIONS MONEY
 MARKET FUND
 Six Months Ended January 31, 2005^^^ ..    $1.000        0.83%^        1.66%^^        0.25%^^          0.40%^^       $238,506
 Year Ended July 31, 2004 ..............    $1.000        0.86%         0.85%          0.25%            0.41%         $176,540
 Year Ended July 31, 2003 ..............    $1.000        1.19%         1.20%          0.26%            0.41%         $175,778
 Year Ended July 31, 2002 ..............    $1.000        2.09%         2.08%          0.25%            0.39%         $250,091
 Year Ended July 31, 2001 ..............    $1.000        5.57%         5.12%          0.25%            0.40%         $221,876
 Year Ended July 31, 2000 ..............    $1.000        5.82%         5.73%          0.21%            0.41%         $138,779

+   Represents Class 1 Shares for Institutional Prime Obligations Money Market
    Fund.
^   Not annualized.
^^  Annualized.
^^^ Unaudited.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

     As a shareholder of the AmSouth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the AmSouth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2004 through January 31, 2005.

Actual Expenses

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      Beginning         Ending        Expense Paid      Expense Ratio
                                                    Account Value   Account Value    During Period*     During Period
                                                        8/1/04         1/31/05      8/1/04 - 1/31/05   8/1/04 - 1/31/05
                                                    -------------   -------------   ----------------   ----------------
Value Fund ....................   Class A Shares     $1,000.00        $1,113.70          $ 7.03              1.32%
                                  Class B Shares      1,000.00         1,109.80           11.01              2.07%
                                  Class I Shares      1,000.00         1,114.00            6.23              1.17%

Select Equity Fund ............   Class A Shares      1,000.00         1,089.40            6.79              1.29%
                                  Class B Shares      1,000.00         1,085.40           10.72              2.04%
                                  Class I Shares      1,000.00         1,090.10            6.01              1.14%

Enhanced Market Fund ..........   Class A Shares      1,000.00         1,080.70            4.77              0.91%
                                  Class B Shares      1,000.00         1,077.30            8.69              1.66%
                                  Class I Shares      1,000.00         1,082.10            3.99              0.76%

Large Cap Fund ................   Class A Shares      1,000.00         1,053.30            6.57              1.27%
                                  Class B Shares      1,000.00         1,049.90           10.44              2.02%
                                  Class I Shares      1,000.00         1,054.30            5.80              1.12%

Capital Growth Fund ...........   Class A Shares      1,000.00         1,060.30            6.70              1.29%
                                  Class B Shares      1,000.00         1,055.60           10.57              2.04%
                                  Class I Shares      1,000.00         1,061.40            5.92              1.14%

Mid Cap Fund ..................   Class A Shares      1,000.00         1,123.10            5.89              1.10%
                                  Class B Shares      1,000.00         1,118.90            9.88              1.85%
                                  Class I Shares      1,000.00         1,124.50            5.09              0.95%

Small Cap Fund ................   Class A Shares      1,000.00         1,125.30            7.87              1.47%
                                  Class B Shares      1,000.00         1,120.00           11.86              2.22%
                                  Class I Shares      1,000.00         1,127.30            7.08              1.32%

International Equity Fund .....   Class A Shares      1,000.00         1,204.70            7.28              1.31%
                                  Class B Shares      1,000.00         1,199.40           11.42              2.06%
                                  Class I Shares      1,000.00         1,205.90            6.45              1.16%

Balanced Fund .................   Class A Shares      1,000.00         1,062.60            6.91              1.33%
                                  Class B Shares      1,000.00         1,057.30           10.79              2.08%
                                  Class I Shares      1,000.00         1,062.40            6.13              1.18%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recently fiscal half-year divided by the number of days in the fiscal year.

                                                                  Beginning         Ending        Expense Paid      Expense Ratio
                                                                Account Value   Account Value    During Period*     During Period
                                                                    8/1/04         1/31/05      8/1/04 - 1/31/05   8/1/04 - 1/31/05
                                                                -------------   -------------   ----------------   ----------------
Strategic Portfolios: Aggressive
 Growth Portfolio ...........................   Class A Shares     1,000.00        1,098.70           2.96              0.56%
                                                Class B Shares     1,000.00        1,095.00           6.92              1.31%
                                                Class I Shares     1,000.00        1,098.80           2.70              0.51%

Strategic Portfolios: Growth Portfolio ......   Class A Shares     1,000.00        1,079.10           2.67              0.51%
                                                Class B Shares     1,000.00        1,075.80           6.54              1.25%
                                                Class I Shares     1,000.00        1,080.00           2.41              0.46%

Strategic Portfolios: Growth and
 Income Portfolio ...........................   Class A Shares     1,000.00        1,067.30           2.71              0.52%
                                                Class B Shares     1,000.00        1,062.20           6.55              1.26%
                                                Class I Shares     1,000.00        1,067.20           2.45              0.47%

Strategic Portfolios: Moderate Growth and
 Income Portfolio ...........................   Class A Shares     1,000.00        1,060.30           2.75              0.53%
                                                Class B Shares     1,000.00        1,056.40           6.63              1.28%
                                                Class I Shares     1,000.00        1,060.30           2.49              0.48%

Government Income Fund ......................   Class A Shares     1,000.00        1,020.00           5.14              1.01%
                                                Class B Shares     1,000.00        1,017.40           8.95              1.76%
                                                Class I Shares     1,000.00        1,020.80           4.38              0.86%

Limited Term Bond Fund ......................   Class A Shares     1,000.00        1,005.50           5.00              0.99%
                                                Class B Shares     1,000.00        1,001.80           8.78              1.74%
                                                Class I Shares     1,000.00        1,006.20           4.25              0.84%

High Quality Bond Fund ......................   Class A Shares     1,000.00        1,029.40           5.06              0.99%
                                                Class B Shares     1,000.00        1,024.80           8.93              1.75%
                                                Class I Shares     1,000.00        1,030.10           4.35              0.85%

                                                Class B Shares     1,000.00        1,016.50           8.28              1.63%
                                                Class I Shares     1,000.00        1,019.80           3.72              0.73%
                                                Class I Shares     1,000.00        1,019.80           3.72              0.73%

Florida Tax-Exempt Fund .....................   Class A Shares     1,000.00        1,022.90           4.23              0.83%
                                                Class B Shares     1,000.00        1,018.30           8.04              1.58%
                                                Class I Shares     1,000.00        1,021.60           3.46              0.68%

Tennessee Tax-Exempt Fund ...................   Class A Shares     1,000.00        1,015.90           5.08              1.00%
                                                Class B Shares     1,000.00        1,013.20           8.88              1.75%
                                                Class I Shares     1,000.00        1,016.60           4.32              0.85%

Prime Money Market Fund .....................   Class A Shares     1,000.00        1,005.50           4.04              0.80%
                                                Class B Shares     1,000.00        1,004.70           4.80              0.95%
                                                Class I Shares     1,000.00        1,006.20           3.29              0.65%

Treasury Reserve Money Market Fund ..........   Class A Shares     1,000.00        1,005.60           3.54              0.70%
                                                Class I Shares     1,000.00        1,005.90           3.29              0.65%

Tax-Exempt Money Market Fund ................   Class A Shares     1,000.00        1,004.50           2.98              0.59%
                                                Class I Shares     1,000.00        1,004.50           3.03              0.60%

Institutional Prime Obligations
 Money Market Fund ..........................   Class 1 Shares     1,000.00        1,008.30           1.27              0.25%
                                                Class 2 Shares     1,000.00        1,007.10           2.48              0.49%
                                                Class 3 Shares     1,000.00        1,005.90           3.79              0.75%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recently fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each AmSouth Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning         Ending        Expense Paid      Expense Ratio
                                                       Account Value   Account Value    During Period*     During Period
                                                           8/1/04         1/31/05      8/1/04 - 1/31/05   8/1/04 - 1/31/05
                                                       -------------   -------------   ----------------   ----------------
Value Fund .........................   Class A Shares     $1,000.00      $1,018.55          $ 6.72              1.32%
                                       Class B Shares      1,000.00       1,014.77           10.51              2.07%
                                       Class I Shares      1,000.00       1,019.31            5.96              1.17%

Select Equity Fund .................   Class A Shares      1,000.00       1,018.70            6.56              1.29%
                                       Class B Shares      1,000.00       1,014.92           10.36              2.04%
                                       Class I Shares      1,000.00       1,019.46            5.80              1.14%

Enhanced Market Fund ...............   Class A Shares      1,000.00       1,020.62            4.63              0.91%
                                       Class B Shares      1,000.00       1,016.84            8.44              1.66%
                                       Class I Shares      1,000.00       1,021.37            3.87              0.76%

Large Cap Fund .....................   Class A Shares      1,000.00       1,018.80            6.46              1.27%
                                       Class B Shares      1,000.00       1,015.02           10.26              2.02%
                                       Class I Shares      1,000.00       1,019.56            5.70              1.12%

Capital Growth Fund ................   Class A Shares      1,000.00       1,018.70            6.56              1.29%
                                       Class B Shares      1,000.00       1,014.92           10.36              2.04%
                                       Class I Shares      1,000.00       1,019.46            5.80              1.14%

Mid Cap Fund .......................   Class A Shares      1,000.00       1,019.66            5.60              1.10%
                                       Class B Shares      1,000.00       1,015.88            9.40              1.85%
                                       Class I Shares      1,000.00       1,020.42            4.84              0.95%

Small Cap Fund .....................   Class A Shares      1,000.00       1,017.80            7.48              1.47%
                                       Class B Shares      1,000.00       1,014.01           11.27              2.22%
                                       Class I Shares      1,000.00       1,018.55            6.72              1.32%

International Equity Fund ..........   Class A Shares      1,000.00       1,018.60            6.67              1.31%
                                       Class B Shares      1,000.00       1,014.82           10.46              2.06%
                                       Class I Shares      1,000.00       1,019.36            5.90              1.16%

Balanced Fund ......................   Class A Shares      1,000.00       1,018.50            6.77              1.33%
                                       Class B Shares      1,000.00       1,014.72           10.56              2.08%
                                       Class I Shares      1,000.00       1,019.26            6.01              1.18%

Strategic Portfolios: Aggressive
 Growth Portfolio ..................   Class A Shares      1,000.00       1,022.38            2.85              0.56%
                                       Class B Shares      1,000.00       1,018.60            6.67              1.31%
                                       Class I Shares      1,000.00       1,022.63            2.60              0.51%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recently fiscal half-year divided by the number of days in the fiscal year.

                                                                   Beginning         Ending        Expense Paid      Expense Ratio
                                                                 Account Value   Account Value    During Period*     During Period
                                                                     8/1/04         1/31/05      8/1/04 - 1/31/05   8/1/04 - 1/31/05
                                                                 -------------   -------------   ----------------   ----------------
Strategic Portfolios: Growth Portfolio ......   Class A Shares      1,000.00        1,022.63           2.60              0.51%
                                                Class B Shares      1,000.00        1,018.90           6.36              1.25%
                                                Class I Shares      1,000.00        1,022.89           2.35              0.46%

Strategic Portfolios: Growth and
 Income Portfolio ...........................   Class A Shares      1,000.00        1,022.58           2.65              0.52%
                                                Class B Shares      1,000.00        1,018.85           6.41              1.26%
                                                Class I Shares      1,000.00        1,022.84           2.40              0.47%

Strategic Portfolios: Moderate Growth and
 Income Portfolio ...........................   Class A Shares      1,000.00        1,022.53           2.70              0.53%
                                                Class B Shares      1,000.00        1,018.75           6.51              1.28%
                                                Class I Shares      1,000.00        1,022.79           2.45              0.48%

Government Income Fund ......................   Class A Shares      1,000.00        1,020.11           5.14              1.01%
                                                Class B Shares      1,000.00        1,016.33           8.94              1.76%
                                                Class I Shares      1,000.00        1,020.87           4.38              0.86%

Limited Term Bond Fund ......................   Class A Shares      1,000.00        1,020.21           5.04              0.99%
                                                Class B Shares      1,000.00        1,016.43           8.84              1.74%
                                                Class I Shares      1,000.00        1,020.97           4.28              0.84%

High Quality Bond Fund ......................   Class A Shares      1,000.00        1,020.21           5.04              0.99%
                                                Class B Shares      1,000.00        1,016.38           8.89              1.75%
                                                Class I Shares      1,000.00        1,020.92           4.33              0.85%

High Quality Municipal Bond Fund ............   Class A Shares      1,000.00        1,020.77           4.48              0.88%
                                                Class B Shares      1,000.00        1,016.99           8.29              1.63%
                                                Class I Shares      1,000.00        1,021.53           3.72              0.73%

Florida Tax-Exempt Fund .....................   Class A Shares      1,000.00        1,021.02           4.23              0.83%
                                                Class B Shares      1,000.00        1,017.24           8.03              1.58%
                                                Class I Shares      1,000.00        1,021.78           3.47              0.68%

Tennessee Tax-Exempt Fund ...................   Class A Shares      1,000.00        1,020.16           5.09              1.00%
                                                Class B Shares      1,000.00        1,016.38           8.89              1.75%
                                                Class I Shares      1,000.00        1,020.92           4.33              0.85%

Prime Money Market Fund .....................   Class A Shares      1,000.00        1,021.17           4.08              0.80%
                                                Class B Shares      1,000.00        1,020.42           4.84              0.95%
                                                Class I Shares      1,000.00        1,021.93           3.31              0.65%

Treasury Reserve Money Market Fund ..........   Class A Shares      1,000.00        1,021.68           3.57              0.70%
                                                Class I Shares      1,000.00        1,021.93           3.31              0.65%

Tax-Exempt Money Market Fund ................   Class A Shares      1,000.00        1,022.23           3.01              0.59%
                                                Class I Shares      1,000.00        1,022.18           3.06              0.60%

Institutional Prime Obligations
 Money Market Fund ..........................   Class 1 Shares      1,000.00        1,023.95           1.28              0.25%
                                                Class 2 Shares      1,000.00        1,022.74           2.50              0.49%
                                                Class 3 Shares      1,000.00        1,021.42           3.82              0.75%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recently fiscal half-year divided by the number of days in the fiscal year.

       Trustees and Officers of AmSouth Funds (the "Trust") (Unaudited)

                               Position
                              Held with   Term of Office and
                               AmSouth      Length of Time        Number of Funds
Name and Date of Birth          Funds           Served*              Overseen
----------------------        ---------   ------------------      ---------------
INDEPENDENT TRUSTEES:
Dick D. Briggs, Jr., M.D. ..  Trustee     Since 1992              Trustee of AmSouth
 Date of Birth: 1/28/1934                                         Funds (consisting of
                                                                  23 portfolios).

Wendell D. Cleaver .........  Trustee     Since 1992              Trustee of AmSouth
 Date of Birth: 9/23/1934                                         Funds (consisting of
                                                                  23 portfolios).

James H. Woodward, Jr. .....  Trustee     Since 1987              Trustee of AmSouth
 Date of Birth: 11/24/1939                                        Funds (consisting
                                                                  of 23 portfolios);
                                                                  Trustee of Variable
                                                                  Insurance Funds
                                                                  (consisting of
                                                                  15 portfolios, 7 of
                                                                  which are advised
                                                                  by the Advisor).

Edward P. Farley ...........  Trustee     Since 2001              Trustee of AmSouth
 Date of Birth: 9/19/1939                                         Funds (consisting of
                                                                  23 funds).

Samuel W. Jackson ..........  Trustee     Since 2003              Trustee of AmSouth
 Date of Birth: 12/1/1951                                         Funds (consisting of
                                                                  23 portfolios).

Robert J. McMullan .........  Trustee     Since 2003              Trustee of AmSouth
 Date of Birth: 3/31/1954                                         Funds (consisting of
                                                                  23 portfolios).



                                  Other
                              Directorships      Principal Occupation(s) During
Name and Date of Birth             Held              the Past Five Years
----------------------        -------------  ---------------------------------------
INDEPENDENT TRUSTEES:
Dick D. Briggs, Jr., M.D. .. N/A             From March 1997 to present, Chief
 Date of Birth: 1/28/1934                    Medical Officer, Best DoctorsTM
                                             Worldwide Healthcare Services; from
                                             September 1967 to present, Emeritus
                                             Professor and Eminent Scholar Chair,
                                             Univ. of Alabama at Birmingham: from
                                             October 1971 to present, Physician,
                                             University of AlabamaHealth Services
                                             Foundation

Wendell D. Cleaver ......... N/A             From September 3, 1993 to present,
 Date of Birth: 9/23/1934                    retired; from December 1988 to August
                                             1993, Executive Vice President, Chief
                                             Operating Officer and Director, Mobile
                                             Gas Service Corporation.

James H. Woodward, Jr. ..... N/A             From 1992 to 2002, Trustee, J.A. Jones,
 Date of Birth: 11/24/1939                   Inc., Construction Company; from July
                                             1989 to present, Chancellor, The
                                             University of North Carolina at Charlotte.

Edward P. Farley ........... N/A             Retired, 1999; Executive Vice President,
 Date of Birth: 9/19/1939                    Old Kent Bank from January 1981-
                                             March 1999; Director, Kent Funds,
                                             an open-end investment management
                                             company, for which BISYS Fund
                                             Services L.P. serves as distributor, from
                                             March 1999 until December 2001.

Samuel W. Jackson .......... N/A             From 1997 to present, Principal, Jackson
 Date of Birth: 12/1/1951                    Fowlkes & Co., Inc.;

Robert J. McMullan ......... N/A             From 1998 to present, Chief Financial
 Date of Birth: 3/31/1954                    Officer, GlobeSpan Virata, Inc.' from
                                             1989 through 1998, Executive Vice
                                             President & Chief Financial Officer,
                                             The BISYS Group, Inc.

                                  Position
                                  Held with      Term of Office and
                                   AmSouth         Length of Time            Number of Funds
Name and Date of Birth              Funds              Served*                  Overseen
----------------------         -------------    -------------------     ----------------------
INTERESTED TRUSTEES:
J. David Huber .............   Chairman and     Since 1987               Chairman and Trustee
 Date of Birth: 5/3/1946       Trustee                                   of AmSouth Funds

Geoffrey von Kuhn ..........   Trustee          Since 2002               (consisting of 23
 Date of Birth: 10/26/1951                                               portfolios).
                                                                         Trustee of AmSouth
                                                                         Funds (consisting of
                                                                         23 portfolios).



                                   Other
                               Directorships       Principal Occupation(s) During
Name and Date of Birth              Held                 the Past Five Years
----------------------         -------------   --------------------------------------
INTERESTED TRUSTEES:
J. David Huber .............  N/A              From June 1987 to present, employee of
 Date of Birth: 5/3/1946                       BISYS Funds Services L.P.


Geoffrey von Kuhn ..........  N/A              From April 2001 to present, Senior
 Date of Birth: 10/26/1951                     Executive Vice President, AmSouth
                                               Bancorporation and AmSouth Bank, Head
                                               Wealth Management Group; April 2000
                                               to April 2001, Head, U.S. Private Bank,
                                               Citigroup: February 1998 to April 2000,
                                               Senior Managing Director and Vice
                                               Chairman, Banc One Capital Markets.

----------------
*    There is no defined term of office for Trustees of AmSouth Funds.

     The address for each Trustee is 3435 Stelzer Road, Columbus, Ohio 43219.

     Messrs. Huber and von Kuhn are considered to be interested persons (as defined in the 1940 Act) of AmSouth Funds. Mr. Huber is considered an interested person on the basis of his employment with BISYS Fund Services L.P., AmSouth Funds' Distributor. Mr. von Kuhn is considered to be an interested person on the basis of his employment by AmSouth Bank, the Advisor's parent company.

Executive Officers

                                     Position
                                     Held with       Term of Office and
                                      AmSouth          Length of Time
Name and Date of Birth                 Funds               Served*
------------------------------   ----------------   --------------------
John F. Calvano ..............   President          Since 1999
 Date of Birth: 3/30/1960

Walter B. Grimm ..............   Vice President     Since 1994
 Date of Birth: 6/30/1945

Trent Statczar ...............   Treasurer          Since 2004
 Date of Birth: 1/26/1969

Warren Leslie ................   Secretary          Since 2004
 Date of Birth: 2/13/1962

Alaina V. Metz ...............   Assistant          Since 1995
 Date of Birth: 4/7/1967         Secretary

Joan Guerin ..................   Chief              Since 2004
 Date of Birth: 1/20/1951        Compliance
                                 Officer

                                                           Other
                                   Number of Funds     Directorships        Principal Occupation(s) During
Name and Date of Birth                Overseen              Held                  the Past Five Years
------------------------------ ---------------------- --------------- ------------------------------------------
John F. Calvano .............. President of AmSouth   N/A             From September 1999 to present, Senior
 Date of Birth: 3/30/1960      Funds (consisting of                   Vice President, AmSouth Bank; from
                               23 portfolios).                        October 1994 to September 1999,
                                                                      employee of BISYS Fund Services
                                                                      Limited Partnership.

Walter B. Grimm .............. Vice President of      N/A             From June 1992 to present, employee of
 Date of Birth: 6/30/1945      AmSouth Funds                          BISYS Fund Services Ohio, Inc.
                               (consisting of
                               23 portfolios).

Trent Statczar ............... Treasurer of           N/A             From June 1993 to present, employee of
 Date of Birth: 1/26/1969      AmSouth Funds                          BISYS Fund Services Ohio, Inc.
                               (consisting of
                               23 portfolios).

Warren Leslie ................ Secretary of           N/A             From May 1995 to present, employee of
 Date of Birth: 2/13/1962      AmSouth Funds                          BISYS Fund Services Ohio, Inc.
                               (consisting of
                               23 portfolios).

Alaina V. Metz ............... Assistant Secretary    N/A             From June 1995 to present, Vice
 Date of Birth: 4/7/1967       of AmSouth Funds                       President, Administrative and
                               (consisting of                         Regulatory Services, BISYS Fund
                               23 portfolios).                        Services Ohio, Inc.
                               Assistant Secretary
                               of Variable Insurance
                               Funds (consisting of
                               15 portfolios, 7 of
                               which are advised
                               by the advisor.

Joan Guerin .................. Chief Compliance       N/A             From November 1995 to May 2004,
 Date of Birth: 1/20/1951      Officer of AmSouth                     Chief Financial Officer and Chief
                               Funds (consisting of                   Operations Officer of AmSouth
                               23 portfolios).                        Investment Services, Inc.; from May
                                                                      2004 to present, Senior Vice President of
                                                                      Wealth Management Quality Assurance
                                                                      and Compliance and Chief Compliance
                                                                      Officer, AmSouth Bank.

-------
*    There is no defined term of office for officers of the Trust.

     The officers of the Trust are interested persons (as defined in the 1940
Act) and receive no compensation directly from the Trust for performing the duties of their offices.

     The Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers of the Trust. To obtain a copy of the SAI, without charge, call (800) 451-8382.

Proxy Voting

     A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 451-8379/8382 or on the Fund's website, http://www.amsouthfunds.com; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Portfolio Holdings

     The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The information on Form N-Q is available (i) without charge, upon request, by calling (800) 451-8379/8382 or on the Funds' website, http://www.amsouthfunds.com; (ii) on the Securities and Exchange Commission's website at http://www.sec.gov; and (iii) at the Securities and Exchange Commission's Public Reference Room in Washington, DC, where it may be reviewed and copied. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Compensation of Trustees and Officers of AmSouth Funds (the "Trust")(Unaudited)

     The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc., receives fees from the Trust for acting as Transfer Agent and for providing fund accounting services to the Trust. Messrs. Grimm, Statczar, and Leslie and Ms. Metz are employees of BISYS Fund Services Limited Partnerships.

                            COMPENSATION TABLE (1)

                                                                Pension or
                                                                Retirement        Estimated          Total
                                           Aggregate             Benefits          Annual        Compensation
                                       Compensation from     Accrued as Part      Benefits       from AmSouth
                                          AmSouth Fund           of Fund            upon         Mutual Funds
Name                                        Expenses             Expenses        Retirement     Paid to Trustee
----                                   -----------------     ---------------     ----------     ---------------
J. David Huber ....................            None               None                None             None
Geoffrey A. von Kuhn ..............            None               None                None             None
James H. Woodward, Jr. ............         $19,750               None                None          $19,750
Wendell D. Cleaver ................         $19,750               None                None          $19,750
Dick D. Briggs, Jr., M.D. .........         $20,500               None                None          $20,500
Edward P. Farley ..................         $19,000               None                None          $19,000
Samuel W. Jackson, Jr. ............         $20,500               None                None          $20,500
Robert J. McMullan ................         $19,750               None                None          $19,750

-------
(1) Figures are for the Trust's six-month period ended January 31, 2005.

AMSOUTH FUNDS (R)
                                       [GRAPHIC OMITTED]
SEMI-ANNUAL REPORT
January 31, 2005


Investment Advisor

AmSouth Asset Management, Inc.
1901 6th Avenue North
Suite 620
Birmingham, AL 35203


Investment Subadvisors

OakBrook Investments, LLC
701 Warrenville Road, Suite 335
Lisle, IL 60532
  o Enhanced Market Fund
  o Mid Cap Fund
  o Select Equity Fund

Sawgrass Asset Management, LLC
1579 The Greens Way, Suite 20
Jacksonville, FL 32250
  o Small Cap Fund

Dimensional Fund Advisors Inc.
1299 Ocean Avenue
Santa Monica, CA 90401
  o International Equity Fund


Distributor

BISYS Fund Services
3435 Stelzer Road, Suite 1000
Columbus, OH 43219


Legal Counsel

Kirkpatrick &  Lockhart Nicholson Graham LLP Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036


Transfer Agent

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road, Suite 1000
Columbus, OH 43219


Auditors

Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, OH 43215


www.amsouthfunds.com
3/05   ASO-SAR

Item 2. Code of Ethics.

        Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     Not applicable.

        The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this

        Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

        If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

        During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                (i) Has at least one audit committee financial expert serving on its audit committee; or

                (ii) Does not have an audit committee financial expert serving on its audit committee.

     Not applicable.

        (2) If the registrant provides the disclosure required by paragraph
        (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

     Not applicable.

        (3) If the registrant provides the disclosure required by paragraph
        (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

     Not applicable.

Item 4. Principal Accountant Fees and Services.

        (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     Not applicable.

        (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     Not applicable.

        (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     Not applicable.

        (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     Not applicable.

        (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Not applicable.

                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     Not applicable.

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     Not applicable.

        (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     Not applicable.

        (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Not applicable.

Item 5.   Audit Committee of Listed Registrants.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
        Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

     Not applicable.

Item 6. Schedule of Investments.

        File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

     Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

     Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

        Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
        Schedule 14A (17 CFR 240.14a-101), or this Item.

     Not applicable.

Item 10. Controls and Procedures.

        (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

        The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

        (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

        There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

        (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

                (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

     The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

                (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

     Certifications pursuant to Rule 30a-2(a) are attached hereto.

                (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

     Not applicable.

        (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the
        Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350
        of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

     Certifications pursuant to Rule 30a-2(b) are furnished herewith.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AmSouth Funds
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Trent Statczar
                           -----------------------------------------------------
                           Trent Statczar, Treasurer

Date April 11, 2005
     ----------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ John Calvano
                           -----------------------------------------------------
                           John Calvano, President

Date April 11, 2005
     ----------------------

By (Signature and Title)*  /s/ Trent Statczar
                           -----------------------------------------------------
                           Trent Statczar, Treasurer

Date April 11, 2005
     ----------------------

* Print the name and title of each signing officer under his or her signature.